As filed with the Securities and Exchange Commission on
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January 28, 2013
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Registration No. 33-51017
811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 26	/ X /
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	and/or	----
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 27	/ X /
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	(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2013 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM ASSET ALLOCATION FUNDS
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
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FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R5	CLASS R6	CLASS Y
Growth Fund	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PADEX	PAEEX	PAGYX
Balanced Fund	PABAX	PABBX	AABCX	PABMX	PAARX	PAADX	PAAEX	PABYX
Conservative Fund	PACAX	PACBX	PACCX	PACMX	PACRX	PACDX	PCCEX	PACYX

Putnam
Dynamic Asset
Allocation Funds

Prospectus
1 | 30 | 13

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Fund summaries	2
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What are each fund’s main investment strategies and related risks?	18
Who oversees and manages the funds?	25
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How do the funds price their shares?	27
How do I buy fund shares?	28
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How do I sell or exchange fund shares?	36
Policy on excessive short-term trading	38
Distribution plans and payments to dealers	41
Fund distributions and taxes	43
Financial highlights	45

Investment Category: Asset	These securities have not been approved
Allocation	or disapproved by the Securities and
This prospectus explains what	Exchange Commission (SEC) nor has
you should know about these	the SEC passed upon the accuracy
mutual funds before you invest.	or adequacy of this prospectus. Any
Please read it carefully.	statement to the contrary is a crime.

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Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
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Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
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Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses

Class A	0.61%	0.25%	0.28%	1.14%
Class B	0.61%	1.00%	0.28%	1.89%
Class C	0.61%	1.00%	0.28%	1.89%
Class M	0.61%	0.75%	0.28%	1.64%
Class R	0.61%	0.50%	0.28%	1.39%
Class R5	0.61%	N/A	0.24%<	0.85%
Class R6	0.61%	N/A	0.14%<	0.75%
Class Y	0.61%	N/A	0.28%	0.89%

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2	Prospectus

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

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< Other expenses shown for class R5 and R6 shares have been annualized.

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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
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Class A	$685	$916	$1,167	$1,881
Class B	$692	$894	$1,221	$2,016
Class B (no redemption)	$192	$594	$1,021	$2,016
Class C	$292	$594	$1,021	$2,212
Class C (no redemption)	$192	$594	$1,021	$2,212
Class M	$511	$849	$1,211	$2,226
Class R	$142	$440	$761	$1,669
Class R5	$87	$271	$471	$1,049
Class R6	$77	$240	$417	$930
Class Y	$91	$284	$493	$1,096

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 120%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

Prospectus	3

The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	80%	65–95%
Fixed-Income	20%	5–35%

We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies

4	Prospectus

may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

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The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Prospectus	5

Average annual total returns after sales charges
(for periods ending 12/31/12)

Share class	1 year	5 years	10 years

Class A before taxes	10.11%	0.49%	7.10%
Class A after taxes on distributions	9.92%	–0.24%	6.60%
Class A after taxes on distributions and
sale of fund shares	6.83%	0.03%	6.02%
Class B before taxes	11.02%	0.59%	6.95%
Class C before taxes	15.03%	0.94%	6.94%
Class M before taxes	12.18%	0.47%	6.82%
Class R before taxes	16.59%	1.39%	7.44%
Class R5 before taxes*	17.19%	1.93%	7.99%
Class R6 before taxes*	17.24%	1.94%	8.00%
Class Y before taxes	17.22%	1.93%	8.00%
Russell 3000 Index (no deduction for fees,
expenses or taxes)	16.42%	2.04%	7.68%
Putnam Growth Blended Benchmark (no
deduction for fees, expenses or taxes, other than
withholding taxes on reinvested dividends in the
case of the MSCI Indices)	14.91%	2.42%	8.26%

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

6	Prospectus

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
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Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
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Class Y	NONE	NONE

Prospectus	7

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

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		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses
Class A	0.54%	0.25%	0.28%	1.07%
Class B	0.54%	1.00%	0.28%	1.82%
Class C	0.54%	1.00%	0.28%	1.82%
Class M	0.54%	0.75%	0.28%	1.57%
Class R	0.54%	0.50%	0.28%	1.32%
Class R5	0.54%	N/A	0.24%<	0.78%
Class R6	0.54%	N/A	0.14%<	0.68%
Class Y	0.54%	N/A	0.28%	0.82%


* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.


< Other expenses shown for class R5 and R6 shares have been annualized.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,940
Class B (no redemption)	$185	$573	$985	$1,940
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
Class M	$504	$828	$1,175	$2,152
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Class R	$134	$418	$723	$1,590
Class R5	$80	$249	$433	$966
Class R6	$69	$218	$379	$847
Class Y	$84	$262	$455	$1,014

8	Prospectus

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 182%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	60%	45–75%
Fixed-Income	40%	25–55%

We invest mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Prospectus	9

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.


The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

10	Prospectus

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Average annual total returns after sales charges
(for periods ending 12/31/12)

Share class	1 year	5 years	10 years

Class A before taxes	7.58%	2.00%	6.00%
Class A after taxes on distributions	7.20%	0.90%	5.21%
Class A after taxes on distributions and
sale of fund shares	5.15%	1.08%	4.82%
Class B before taxes	8.43%	2.13%	5.86%
Class C before taxes	12.29%	2.44%	5.82%
Class M before taxes	9.58%	1.96%	5.72%
Class R before taxes	13.86%	2.93%	6.33%
Class R5 before taxes*	14.49%	3.49%	6.90%
Class R6 before taxes*	14.55%	3.50%	6.90%
Class Y before taxes	14.49%	3.49%	6.90%
Russell 3000 Index (no deduction for fees,
expenses or taxes)	16.42%	2.04%	7.68%
Putnam Balanced Blended Benchmark
(no deduction for fees, expenses or taxes, other
than withholding taxes on reinvested dividends in
the case of the MSCI Index)	12.27%	3.73%	7.34%

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.


After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

Prospectus	11

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 28 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

12	Prospectus

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fees	(12b-1) fees	expenses	expenses

Class A	0.54%	0.25%	0.29%	1.08%
Class B	0.54%	1.00%	0.29%	1.83%
Class C	0.54%	1.00%	0.29%	1.83%
Class M	0.54%	0.75%	0.29%	1.58%
Class R	0.54%	0.50%	0.29%	1.33%
Class R5	0.54%	N/A	0.24%<	0.78%
Class R6	0.54%	N/A	0.17%<	0.71%
Class Y	0.54%	N/A	0.29%	0.83%


* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.


< Other expenses shown for class R5 and R6 shares have been annualized.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus	13

Share class	1 year	3 years	5 years	10 years

Class A	$679	$899	$1,136	$1,816
Class B	$686	$876	$1,190	$1,951
Class B (no redemption)	$186	$576	$990	$1,951
Class C	$286	$576	$990	$2,148
Class C (no redemption)	$186	$576	$990	$2,148
Class M	$505	$831	$1,180	$2,163
Class R	$135	$421	$729	$1,601
Class R5	$80	$249	$433	$966
Class R6	$73	$227	$395	$883
Class Y	$85	$265	$460	$1,025

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 278%.


Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	30%	15–45%
Fixed-Income	70%	55–85%

We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial

14	Prospectus

strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

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The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	15

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Average annual total returns after sales charges
(for periods ending 12/31/12)

Share class	1 year	5 years	10 years

Class A before taxes	4.15%	3.01%	5.17%
Class A after taxes on distributions	3.74%	1.85%	4.08%
Class A after taxes on distributions and
sale of fund shares	2.86%	1.90%	3.85%
Class B before taxes	4.75%	3.17%	5.00%
Class C before taxes	8.67%	3.45%	5.00%
Class M before taxes	6.09%	3.00%	4.86%
Class R before taxes	10.23%	4.13%	5.73%
Class R5 before taxes*	10.78%	4.56%	6.09%
Class R6 before taxes*	10.82%	4.57%	6.09%
Class Y before taxes	10.77%	4.56%	6.09%
Barclays U.S. Aggregate Bond Index
(no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Putnam Conservative Blended
Benchmark (no deduction for fees, expenses or
taxes, other than withholding taxes on reinvested
dividends in the case of the MSCI Index)	8.53%	5.16%	6.53%

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

16	Prospectus

The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Barclays U.S. Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about all funds beginning on page 17.

IMPORTANT ADDITIONAL INFORMATION ABOUT ALL FUNDS

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

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You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

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This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

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EQUITY INVESTMENTS

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s

18	Prospectus

stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

• Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Prospectus	19

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In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund’s current dividend rate with its “yield,” which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

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• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

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Investments rated below BBB or its equivalent are below-investment-grade and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

20	Prospectus

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

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Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

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• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

BOTH ASSET CLASSES

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• Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

Prospectus	21

– Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

– Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

– Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

– Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

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– Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value a fund’s foreign investments.

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– Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

– Sovereign issuers: The willingness and ability of issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

22	Prospectus

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

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• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which may move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

Prospectus	23

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). A fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

• Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of a fund’s assets using alternative strategies, such as taking defensive positions, that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

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• Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

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• Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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24	Prospectus

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

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The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2012.

Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds). The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management, management fees (after any applicable waivers) of 0.61%, 0.54% and 0.54%, respectively, of average net assets for each fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Prospectus	25

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not the fund), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

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• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years

Jeffrey Knight	2002	Putnam Management	Head of Global Asset Allocation
		1993 – Present	Previously, Deputy Head
			of Investments
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James Fetch	2008	Putnam Management	Portfolio Manager
		1994 – Present	Previously, Investment
			Strategist
Robert Kea	2002	Putnam Management	Portfolio Manager
		1989 – Present
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Joshua Kutin	2011	Putnam Management	Portfolio Manager
		1998 – Present	Previously, Analyst
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Robert Schoen	2002	Putnam Management	Portfolio Manager
		1997 – Present
Jason Vaillancourt	2008	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Investment
			Strategist
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The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the funds’ Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

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Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among

Prospectus	27

other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in a retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share

28	Prospectus

identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, a fund reserves the right to close your account.

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Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

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This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund

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summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

• Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 5.75%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees

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• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

• Initial sales charge of up to 3.50%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

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Class R5 shares (available only to qualified plans with assets of at least $50 million)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees

• Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

Class R6 shares (available only to qualified plans with assets of at least $50 million)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees

• Lower annual expenses, and higher dividends, than class Y or R5 shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

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The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

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• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

• other Putnam funds and Putnam investment products;

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• investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

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• clients of a financial representative who are charged a fee for consulting or similar services;

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• corporations, endowments and foundations that have entered into an arrangement with Putnam;

• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds; and

• current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

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Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

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• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees

• Higher annual expenses, and lower dividends, than class R5 and R6 shares because of higher investor servicing fees.

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Initial sales charges for class A and M shares

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at offering	Net amount	Offering	Net amount	Offering
price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A or class M sales charge

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

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• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, the funds will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

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• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the

34	Prospectus

statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

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Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, and then Pricing policies, and in the SAI.

• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

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How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

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Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

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• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

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• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

• Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

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Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result

38	Prospectus

from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

• Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

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• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $10,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial

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intermediary, if any, a written warning. In addition, Putnam Management will communicate instances of excessive short-term trading to the compliance staff of an investor’s financial representative, if one is identified in Putnam’s records of the account. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

• Account restrictions. In addition to these monitoring practices, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

• Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with each fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which

40	Prospectus

makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

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Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

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• Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

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• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summaries —Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and

42	Prospectus

monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2012 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

• Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The funds’ transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

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Fund distributions and taxes

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The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

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For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

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For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long

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you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally treated as long-term capital gains includible in and taxed at the rates applicable to your net capital gain. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that the fund properly reports to you as “qualified dividend income” are taxable at the rate applicable to net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of your fund or other Putnam funds.

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Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

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Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

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A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

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Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

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The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The auditor’s reports and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Prospectus	45

Financial highlights (For a common share outstanding throughout the period)

Putnam Dynamic Asset Allocation Growth Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of net
	Net asset		Net realized			From							Ratio of	investment
	value,	Net invest-	and unrealized	Total from	From	net realized	Total		Non-recurring		Total return	Net assets,	expenses	income (loss)
	beginning	ment	income gain (loss) on	investment	net investment	gain on	distribu-	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	tions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2012	$10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	$13.47	25.24	$1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— [e]	—	11.30	(23.82)	1,338,008	1.13 [i]	2.08 [i]	113

Class B
September 30, 2012	$10.60	.09	2.50	2.59	—	—	—	—	—	$13.19	24.43	$126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— [e]	—	11.05	(24.38)	269,312	1.88 [i]	1.30 [i]	113

Class C
September 30, 2012	$10.38	.09	2.44	2.53	—	—	—	—	—	$12.91	24.37	$127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— [e]	—	10.87	(24.37)	167,237	1.88 [i]	1.31 [i]	113

Class M
September 30, 2012	$10.59	.12	2.50	2.62	—	—	—	—	—	$13.21	24.74	$25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— [e]	—	11.09	(24.15)	37,313	1.63 [i]	1.57 [i]	113

Class R
September 30, 2012	$10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	$13.24	25.00	$15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— [e]	—	11.16	(24.08)	8,950	1.38 [i]	1.88 [i]	113

Class R5
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26 *	$11	.21 *	.43 *	120

Class R6
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26 *	$11	.18 *	.45 *	120

Class Y
September 30, 2012	$10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	$13.58	25.58	$170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— [e]	—	11.42	(23.55)	166,154	.88 [i]	2.30 [i]	113


See notes to financial highlights at the end of this section.

46	Prospectus	Prospectus	47

Financial highlights (Continued)


* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.


d Portfolio turnover excludes TBA roll transactions.


e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02



j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

48	Prospectus

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Prospectus	49

Financial highlights (For a common share outstanding throughout the period)

Putnam Dynamic Asset Allocation Balanced Fund


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of
													expenses
													to average	Ratio of net
	Net asset		Net realized									Ratio of	net assets	investment
	value,	Net invest-	and unrealized	Total from	From					Total return	Net assets,	expenses	excluding	income (loss)
	beginning	ment income	gain (loss) on	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	interest	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	expense (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2012	$9.99	.20	1.89	2.09	(.19)	(.19)	—	—	$11.89	21.06	$899,121	1.06	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	1.13 [g]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— [f]	—	10.01	(19.45)	1,142,882	1.09 [g]	1.09 [g]	3.07 [g]	124

Class B
September 30, 2012	$9.95	.11	1.89	2.00	(.11)	(.11)	—	—	$11.84	20.13	$85,833	1.81	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.88 [g]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	1.84 [g]	2.30 [g]	124

Class C
September 30, 2012	$9.80	.11	1.85	1.96	(.11)	(.11)	—	—	$11.65	20.07	$98,192	1.81	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.88 [g]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	1.84 [g]	2.32 [g]	124

Class M
September 30, 2012	$9.98	.14	1.89	2.03	(.14)	(.14)	—	—	$11.87	20.40	$21,876	1.56	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	1.63 [g]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	1.59 [g]	2.58 [g]	124

Class R
September 30, 2012	$9.93	.17	1.88	2.05	(.17)	(.17)	—	—	$11.81	20.70	$11,821	1.31	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	1.38 [g]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	1.34 [g]	2.83 [g]	124

Class R5
September 30, 2012†	$11.34	.06	.55	.61	(.05)	(.05)	—	—	$11.90	5.41 *	$11	0.19 *	0.19 *	0.47 *	182

Class R6
September 30, 2012†	$11.34	.06	.56	.62	(.06)	(.06)	—	—	$11.90	5.44 *	$11	0.16 *	0.16 *	0.49 *	182

Class Y
September 30, 2012	$10.00	.23	1.89	2.12	(.22)	(.22)	—	—	$11.90	21.34	$193,491.81		.81	2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		.81	2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	.88 [g]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	.84 [g]	3.33 [g]	124


See notes to financial highlights at the end of this section.

50	Prospectus	Prospectus	51

Financial highlights (Continued)


* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.


c Includes amounts paid through expense offset and/or brokerage/service arrangements.

d Portfolio turnover excludes TBA roll transactions.


e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01



h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

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Prospectus	53


Financial highlights (For a common share outstanding throughout the period)

Putnam Dynamic Asset Allocation Conservative Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of
													expenses
													to average	Ratio of net
	Net asset		Net realized									Ratio of	net assets	investment
	value,	Net invest-	and unrealized	Total from	From					Total return	Net assets,	expenses	excluding	income (loss)
	beginning	ment income	gain (loss) on	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	interest	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	expense (%) [c]	net assets (%)	turnover (%) [g]

Class A
September 30, 2012	$8.83	.21	1.00	1.21	(.16)	(.16)	—	—	$9.88	13.76	$376,279	1.07	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	1.17 [d]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	1.15 [d]	4.06 [d]	170

Class B
September 30, 2012	$8.77	.14	.98	1.12	(.08)	(.08)	—	—	$9.81	12.86	$25,916	1.82	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	1.92 [d]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	1.90 [d]	3.31 [d]	170

Class C
September 30, 2012	$8.75	.14	.98	1.12	(.09)	(.09)	—	—	$9.78	12.80	$48,885	1.82	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	1.92 [d]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	1.90 [d]	3.31 [d]	170

Class M
September 30, 2012	$8.76	.16	.98	1.14	(.11)	(.11)	—	—	$9.79	13.07	$8,011	1.57	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	1.67 [d]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	1.65 [d]	3.55 [d]	170

Class R
September 30, 2012	$9.03	.19	1.02	1.21	(.13)	(.13)	—	—	$10.11	13.51	$3,933	1.32	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	1.42 [d]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	1.40 [d]	3.66 [d]	170

Class R5
September 30, 2012†	$9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93 *	$10	.19 *	.19 *	.55 *	278

Class R6
September 30, 2012†	$9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94 *	$10	.17 *	.17 *	.57 *	278

Class Y
September 30, 2012	$8.86	.23	.99	1.22	(.18)	(.18)	—	—	$9.90	13.89	$93,814.82		.82	2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		.82	2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	.92 [d]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	.90 [d]	4.30 [d]	170


See notes to financial highlights at the end of this section.

54	Prospectus	Prospectus	55

Financial highlights (Continued)


* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01



e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.


g Portfolio turnover excludes TBA roll transactions.


h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

56	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A short-term trading fee of 1.00% may apply to exchanges of certain fund shares within the time period specified in the applicable fund’s prospectus.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus	57

Putnam family of fundsa

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Small Cap Growth Fund	The Putnam Fund for Growth
Voyager Fund	and Income
International Value Fund
Blend	Multi-Cap Value Fund
Asia Pacific Equity Fund	Small Cap Value Fund
Capital Opportunities Fund
Capital Spectrum Fund	Income
Emerging Markets Equity Fund	American Government Income Fund
Equity Spectrum Fund	Diversified Income Trust
Europe Equity Fund	Floating Rate Income Fund
Global Equity Fund	Global Income Trust
International Capital	High Yield Advantage Fund
Opportunities Fund	High Yield Trust
International Equity Fund	Income Fund
Investors Fund	Money Market Fund[b]
Multi-Cap Core Fund	Short Duration Income Fund
Research Fund	U.S. Government Income Trust


a As of December 31, 2012.


b An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58	Prospectus

Tax-free income	Retirement Income Fund Lifestyle 1[d]
AMT-Free Municipal Fund	Retirement Income Fund Lifestyle 2
Tax Exempt Income Fund	Retirement Income Fund Lifestyle 3[e]
Tax Exempt Money Market Fund[b]
Tax-Free High Yield Fund	Putnam Global Asset Allocation
Funds — four investment portfolios
State tax-free income funds: [c]	that spread your money across a
Arizona, California, Massachusetts,	variety of stocks, bonds, and money
Michigan, Minnesota, New Jersey,	market investments;
New York, Ohio, and Pennsylvania
Dynamic Asset Allocation
Absolute Return	Balanced Fund[f]
Absolute Return 100 Fund	Dynamic Asset Allocation
Absolute Return 300 Fund	Conservative Fund[f]
Absolute Return 500 Fund	Dynamic Asset Allocation
Absolute Return 700 Fund	Growth Fund[f]
Dynamic Risk Allocation Fund
Global Sector
Global Consumer Fund	Putnam RetirementReady®
Global Energy Fund	Putnam RetirementReady Funds —
Global Financials Fund	investment portfolios that offer
Global Health Care Fund	diversification among stocks, bonds,
Global Industrials Fund	and money market instruments and
Global Natural Resources Fund	adjust to become more conservative
	over time based on a target date for
Global Sector Fund	withdrawing assets.
Global Technology Fund
	The funds:
Global Telecommunications Fund	Putnam RetirementReady 2055 Fund
Global Utilities Fund	Putnam RetirementReady 2050 Fund
	Putnam RetirementReady 2045 Fund
	Putnam RetirementReady 2040 Fund
Asset allocation	Putnam RetirementReady 2035 Fund
Putnam Retirement Income	Putnam RetirementReady 2030 Fund
Lifestyle Funds — portfolios with	Putnam RetirementReady 2025 Fund
managed allocations to stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments to	Putnam RetirementReady 2015 Fund
generate retirement income.

c Not available in all states.

d Formerly Putnam RetirementReady Maturity Fund.

e Formerly Putnam Income Strategies Fund.

f Formerly Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, and Putnam Asset Allocation: Growth Portfolio.

Prospectus	59

For more information about Putnam Dynamic Asset Allocation Funds

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The funds’ annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s Web site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the funds’ file number.


Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-7121	SP059 279021 1/13



FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	R	R5	R6	Y
Putnam Dynamic
Asset Allocation	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PADEX	PAEEX	PAGYX
Growth Fund
Putnam Dynamic
Asset Allocation	PABAX	PABBX	AABCX	PABMX	PAARX	PAADX	PAAEX	PABYX
Balanced Fund
Putnam Dynamic
Asset Allocation	PACAX	PACBX	PACCX	PACMX	PACRX	PACDX	PCCEX	PACYX
Conservative Fund


Putnam Dynamic Asset Allocation Growth Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
January 30, 2013

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual report or a prospectus dated 1/30/13, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.


I-1

sai_6.pdf - 2012/01
sai_7.pdf - 2012/01
sai_8.pdf - 2012/01


Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-5
PORTFOLIO MANAGERS	I-27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	I-31
STATEMENTS

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
TAXES	II-54
MANAGEMENT	II-68
DETERMINATION OF NET ASSET VALUE	II-88
INVESTOR SERVICES	II-90
SIGNATURE GUARANTEES	II-94
REDEMPTIONS	II-94
SHAREHOLDER LIABILITY	II-94
DISCLOSURE OF PORTFOLIO INFORMATION	II-95
PROXY VOTING GUIDELINES AND PROCEDURES	II-97
SECURITIES RATINGS	II-97
CLAIMS - PAYING ABILITY RATINGS	II-100
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-105
APPENDIX B - FINANCIAL STATEMENTS	II-127

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Prior to November 30, 2011, the funds were also known as Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation: Conservative Portfolio, respectively.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.


Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. Each fund has voluntarily undertaken to hold a shareholder meeting a least every five years. Each fund’s most recent shareholder meeting was in 2009.


I-3

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


(8) Purchase securities if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)


(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

I-4

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.


For purposes of the funds' fundamental policy on industry concentration (# 8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.


The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the relevant fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

I-5


Under a management contract effective January 1, 2010, each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:


GROWTH FUND

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.445% of any excess thereafter.

Under each fund’s prior management contract dated August 3, 2007, each fund paid a quarterly fee to Putnam Management based on the average net assets of each fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.70% of the first $500 million of average net assets of each series;
0.60% of the next $500 million of average net assets;
0.55% of the next $500 million of average net assets;
0.50% of the next $5 billion of average net assets;
0.475% of the next $5 billion of average net assets;
0.455% of the next $5 billion of average net assets;
0.44% of the next $5 billion of average net assets;
and 0.43% of any excess over $21.5 billion.

I-6

For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:

			Amount of	Amount management
		Management	management	fee would have been
Fund name	Fiscal year	fee paid	fee waived	without waivers
Growth Fund	2012	$9,409,513	$0	$9,409,513
	2011	$10,514,076	$0	$10,514,076
	2010	$10,307,695	$0	$10,307,695
Balanced Fund	2012	$6,843,794	$0	$6,843,794
	2011	$7,450,885	$0	$7,450,885
	2010	$7,483,887	$252,055	$7,735,942
Conservative Fund	2012	$2,864,391	$0	$2,864,391
	2011	$4,920,558	$0	$4,920,558
	2010	$5,440,716	$250,872	$5,691,588

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

I-7

	Fiscal	Brokerage
Fund name	year	commissions
Growth Fund	2012	$1,586,287
	2011	$1,707,533
	2010	$2,984,852
Balanced Fund	2012	$933,345
	2011	$933,932
	2010	$1,739,037
Conservative Fund	2012	$254,760
	2011	$617,947
	2010	$958,918

The brokerage commissions for the Conservative Fund’s 2012 fiscal year were lower than the brokerage commissions for the fund’s 2011 and 2010 fiscal years due to a decrease in the assets of the fund and fewer transactions in higher commission fixed income securities.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:


	Dollar value of	Percentage
	these	of total	Amount of
Fund name	transactions	transactions	commissions
Growth Fund	$1,215,688,928	10.28%	$1,120,416
Balanced Fund	$811,591,256	8.85%	$643,335
Conservative Fund	$242,584,198	6.73%	$176,557

At the end of fiscal 2012, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

I-8

Fund Name	Broker-dealer or affiliates	Value of securities held
Growth Fund	Goldman Sachs Group, Inc. (The)	$2,821,649
	Barclays PLC	$2,034,231
	Citigroup, Inc.	$2,108,461
	Deutsche Bank AG	$1,147,292
	Bank of America Corp.	$2,018,199
	JPMorgan Chase & Co.	$9,160,688
	Morgan Stanley	$3,216,089
	Credit Suisse Group	$348,190
	UBS AG	$535,267
Balanced Fund	JPMorgan Chase & Co.	$7,896,277
	Morgan Stanley	$2,435,737
	Deutsche Bank AG	$648,958
	Barclays PLC	$1,188,351
	Goldman Sachs Group, Inc. (The)	$3,135,487
	Bank of America Corp.	$1,495,733
	Citigroup, Inc.	$2,907,126
	Credit Suisse Group	$177,051
	UBS AG	$272,174
Conservative Fund	Bank of America Corp.	$1,401,400
	Barclays PLC	$1,478,026
	JPMorgan Chase & Co.	$2,476,820
	Goldman Sachs Group, Inc. (The)	$1,935,948
	Deutsche Bank AG	$289,455
	Credit Suisse Group	$111,186
	UBS AG	$170,912
	Citigroup, Inc.	$1,850,529
	Morgan Stanley	$805,194


Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2012, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

I-9

Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions
Growth Fund	$47,207	$36,240
Balanced Fund	$38,915	$29,874
Conservative Fund	$16,391	$12,583


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.


The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2012.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	Dynamic Asset Allocation	shares held in all of the Putnam
	Growth Fund shares owned	funds overseen by Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$10,001-$50,000	over $100,000
Jameson A. Baxter	over $100,000	over $100,000
Charles B. Curtis	over $100,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$10,001-$50,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	over $100,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000

*Robert L. Reynolds	$1-$10,000	over $100,000

I-10

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	Dynamic Asset Allocation	shares held in all of the Putnam
	Balanced Fund shares owned	funds overseen by Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$10,001-$50,000	over $100,000
Jameson A. Baxter	over $100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	over $100,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000

*Robert L. Reynolds	$1-$10,000	over $100,000

	Dollar range of Putnam Dynamic	Aggregate dollar range of
Name of Trustee	Asset Allocation Conservative	shares held in all of the
	Fund shares owned	Putnam funds overseen by
Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
W. Thomas Stephens	$50,001-$100,000	over $100,000

*Robert L. Reynolds	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person”.

I-11

Each independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.


The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during your fund's most recently completed fiscal year, are shown in the table below:


Audit and Compliance Committee	9

Board Policy and Nominating Committee	8

Brokerage Committee	4

Contract Committee	8

Distributions Committee	8

Executive Committee	1

Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8

Pricing Committee	8


The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2012, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2012:


I-12

COMPENSATION TABLES

Putnam Dynamic Asset Allocation Growth Fund

		Pension or
		retirement	Estimated	Total
		benefits	annual benefits	compensation
	Aggregate	accrued as part	from all Putnam	from all
	compensation	of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	$94,288
Ravi Akhoury/2009	$7,242	N/A	N/A	$303,000
Barbara M.				$297,000
Baumann/2010(4)	$7,101	N/A	N/A
Jameson A.				$442,063
Baxter/1994(4)(6)	$10,777	$2,374	$110,500
Charles B. Curtis/2001	$7,099	$1,523	$113,900	$303,000
Robert J. Darretta/2007(4)	$7,242	N/A	N/A	$303,000
Katinka Domotorffy/2012(3)	N/A	N/A	N/A	$106,288
John A. Hill/1985(4)	$7,575	$4,106	$161,700	$297,000
Paul L. Joskow/1997(4)	$7,099	$1,622	$113,400	$303,000
Elizabeth T.	$4,941	$2,880	$108,000	$303,000
Kennan/1992(5)
Kenneth R. Leibler/2006	$7,692	N/A	N/A	$328,000
Robert E. Patterson/1984	$7,692	$2,422	$106,500	$328,000
George Putnam, III/1984	$7,242	$2,423	$130,300	$303,000
W. Thomas				$303,000
Stephens/1997(7)	$7,242	$1,696	$107,100

Robert L.
Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-13

Putnam Dynamic Asset Allocation Balanced Fund

		Pension or	Estimated annual
		retirement	benefits from all	Total
	Aggregate	benefits accrued	Putnam funds	compensation
	compensation	as part of fund	upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	$94,288
Ravi Akhoury/2009	$5,961	N/A	N/A	$303,000
Barbara M. Baumann/2010(4)	$5,844	N/A	N/A	$297,000
Jameson A. Baxter/1994(4)(6)	$8,892	$1,959	$110,500	$442,063
Charles B. Curtis/2001	$5,844	$1,257	$113,900	$303,000
Robert J. Darretta/2007(4)	$5,961	N/A	N/A	$303,000
Katinka Domotorffy/2012(3)	N/A	N/A	N/A	$106,288
John A. Hill/1985(4)	$6,222	$3,388	$161,700	$297,000
Paul L. Joskow/1997(4)	$5,844	$1,338	$113,400	$303,000
Elizabeth T. Kennan/1992(5)	$4,036	$2,378	$108,000	$303,000
Kenneth R. Leibler/2006	$6,328	N/A	N/A	$328,000
Robert E. Patterson/1984	$6,328	$1,998	$106,500	$328,000
George Putnam, III/1984	$5,961	$1,998	$130,300	$303,000
W. Thomas Stephens/1997(7)	$5,961	$1,400	$107,100	$303,000

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

Putnam Dynamic Asset Allocation Conservative Fund

I-14

		Pension or	Estimated annual
		retirement	benefits from all	Total
	Aggregate	benefits accrued	Putnam funds	compensation
	compensation	as part of fund	upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)
Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	$94,288
Ravi Akhoury/2009	$2,500	N/A	N/A	$303,000
Barbara M. Baumann/2010(4)	$2,450	N/A	N/A	$297,000
Jameson A. Baxter/1994(4)(6)	$3,728	$816	$110,500	$442,063
Charles B. Curtis/2001	$2,450	$524	$113,900	$303,000
Robert J. Darretta/2007(4)	$2,500	N/A	N/A	$303,000
Katinka Domotorffy/2012(3)	N/A	N/A	N/A	$106,288
John A. Hill/1985(4)	$2,709	$1,412	$161,700	$297,000
Paul L. Joskow/1997(4)	$2,450	$557	$113,400	$303,000
Elizabeth T. Kennan/1992(5)	$1,690	$990	$108,000	$303,000
Kenneth R. Leibler/2006	$2,653	N/A	N/A	$328,000
Robert E. Patterson/1984	$2,653	$833	$106,500	$328,000
George Putnam, III/1984	$2,500	$833	$130,300	$303,000
W. Thomas Stephens/1997(7)	$2,500	$583	$107,100	$303,000

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-15

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2012, there were 109 funds in the Putnam family.

(3) Mr. Ahamed and Ms. Domotorffy were appointed to the Board of Trustees of the Putnam funds effective September 13, 2012.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2012, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were:

	Mr.	Ms.	Ms.	Mr.		Dr.
	Ahamed	Baumann	Baxter	Darretta	Mr. Hill	Joskow

Growth Fund	$0	$3,046	$19,163	$6,248	$54,727	$14,927

Balanced Fund	$0	$3,132	$19,703	$6,425	$56,270	$15,348

Conservative Fund	$0	$1,345	$8,465	$2,760	$24,175	$6,594


(5) Dr. Kennan, who retired from the Board of Trustees of the Putnam funds on June 30, 2010, was re-appointed to the Board of Trustees effective January 1, 2012. Upon her retirement, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. In connection with her re-appointment to the Board of Trustees, Dr. Kennan has agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee.


(6) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.


(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-appointed to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-appointment to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.


(8) Mr. Reynolds is an “interested person” of the fund, Putnam Management and Putnam Retail Management.


I-16

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership


At December 31, 2012, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of each fund, except class Y shares of the Growth Fund of which they owned 1.22%, class Y shares of the Balanced Fund of which they owned 1.79% and class Y shares of the Conservative Fund of which they owned 1.51% and, except as noted below, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of the funds.


Growth Fund

Class	Shareholder name and address	Percentage
		owned

	Pershing, LLC	6.95%
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001

	National Financial Services, LLC	6.12%
	For the Exclusive Benefit of our Customers
A	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503

I-17

Class	Shareholder name and address	Percentage
		owned

	Edward D Jones & Co
A	Attn: Mutual Fund Shareholder Accounting	5.47%
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	200 Liberty Street, 5th fl	7.99%
	One World Financial Center
	New York, NY 10281-5503

	Pershing, LLC
B	1 Pershing Plaza	6.82%
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors
	Special Custody Account for the
B	Exclusive Benefit of Customer	5.73%
	2801 Market St.
	Saint Louis, MO 63103-2523

	Morgan Stanley Smith Barney
C	Harborside Financial Center	10.85%
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311

C	Wells Fargo Advisors	8.43%
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

C	Pershing, LLC	8.02%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

C	MLPF&S For The Sole Benefit of Its Customers	6.26%
	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

C	National Financial Services, LLC	5.57%
	For the Exclusive Benefit of our Customers
	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503

M*	DTM Companies 401(k) Plan	6.19%

	Putnam LLC
R5	One Post Office Square	100.00%
	Boston, MA 02109

I-18

Class	Shareholder name and address	Percentage
		owned

	Putnam LLC	100.00%
R6	One Post Office Square
	Boston, MA 02109

Y*	Electrical Workers Local Union No. 369 Retirement	22.71%
	Plan

Y**	Great-West Trust Company, LLC – The Putnam	12.78%
	Retirement Plan

	Building Service Local 32B-J Supplemental	8.95%
Y*	Retirement
	Savings Plan

Y**	Great-West Trust Company, LLC – Recordkeeping	6.26%
	for various benefit plans

Y*	Connecticut Pipe Trades Local No. 77 Annuity Plan	6.06%

Y***	2030 Fund – Class A	5.78%
	shares

Y***	2035 Fund – Class A	5.75%
	shares


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


** The address for the name listed is: c/o Great-West Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002.


*** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

I-19

Balanced Fund

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
A	200 Liberty Street, 5th fl	6.58%
	One World Financial Center
	New York, NY 10281-5503

	Pershing, LLC
A	1 Pershing Plaza	6.42%
	Jersey City, NJ 07399-0001

	Edward D Jones & Co
A	Attn: Mutual Fund Shareholder Accounting	5.35%
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009

	Pershing, LLC
B	1 Pershing Plaza	9.38%
	Jersey City, NJ 07399-0001

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
B	200 Liberty Street, 5th fl	8.87%
	One World Financial Center
	New York, NY 10281-5503

	Wells Fargo Advisors
	Special Custody Account for the
B	Exclusive Benefit of Customer	7.76%
	2801 Market St.
	Saint Louis, MO 63103-2523

	Charles Schwab & Co Inc. Clearing Account
B	For the Exclusive Benefit of Their Customers	6.16%
	101 Montgomery St.
	San Francisco, CA 94104-4151

	Pershing, LLC
C	1 Pershing Plaza	8.66%
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors
	Special Custody Account for the
C	Exclusive Benefit of Customer	7.75%
	2801 Market St.
	Saint Louis, MO 63103-2523

	MLPF&S For The Sole Benefit of Its Customers
C	Attn Fund Administration	5.98%
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

I-20

Class	Shareholder name and address	Percentage
		owned

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	200 Liberty Street, 5th fl	5.82%
	One World Financial Center
	New York, NY 10281-5503

M*	DTM Companies 401(k) Plan	14.00%

	Pershing, LLC
M	1 Pershing Plaza	7.05%
	Jersey City, NJ 07399-0001

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
M	200 Liberty Street, 5th fl	5.18%
	One World Financial Center
	New York, NY 10281-5503

	MG Trust Company Cust.
R	FBO Cannon Group Inc.	5.70%
	700 17th St. Ste 300
	Denver, CO 80202-3531

	MG Trust Company Cust.
R	FBO Heritage Tractor	5.03%
	700 17th St. Ste 300
	Denver, CO 80202-3531

	Putnam LLC
R5	One Post Office Square	100.00%
	Boston, MA 02109

	Putnam LLC
R6	One Post Office Square	100.00%
	Boston, MA 02109

Y*	Electrical Workers Local Union No. 369	39.80%
	Retirement Plan

Y*	Connecticut Pipe Trades Local No. 77 Annuity	8.07%
	Plan

Y**	Building Service Local 32B-J Supplemental	6.60%
	Retirement Savings Plan

I-21

Class	Shareholder name and address	Percentage
		owned

Y**	Putnam Retirement Ready 2025 Fund – Class A	6.51%
	shares

Y**	Putnam Retirement Ready 2020 Fund – Class A	5.82%
	shares


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Conservative Fund

Class	Shareholder name and address	Percentage
		owned

A*	Iron Workers Local #17 Annuity Plan	6.12%

	Pershing, LLC
A	1 Pershing Plaza	5.49%
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors
B	Special Custody Account for the Exclusive Benefit	15.24%
	of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

	Pershing, LLC
B	1 Pershing Plaza	8.05%
	Jersey City, NJ 07399-0001

	National Financial Services, LLC
B	For the Exclusive Benefit of our Customers	7.36%
	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503

	Charles Schwab & Co Inc. Clearing Account
B	For the Exclusive Benefit of Their Customers	6.24%
	101 Montgomery St.
	San Francisco, CA 94104-4151

I-22

Class	Shareholder name and address	Percentage
		owned

	Pershing, LLC
C	1 Pershing Plaza	10.23%
	Jersey City, NJ 07399-0001

	Wells Fargo Advisors
	Special Custody Account for the Exclusive Benefit
C	of Customer	8.28%
	2801 Market St.
	Saint Louis, MO 63103-2523

	MLPF&S For The Sole Benefit of Its Customers
C	Attn Fund Administration	6.79%
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
C	200 Liberty Street, 5th fl	5.09%
	One World Financial Center
	New York, NY 10281-5503

M*	DTM Companies 401(k) Plan	9.58%

	Mid Atlantic Trust Company
	Commonwealth Credit Union 401K Retirement
M	Savings Plan	7.63%
	1251 Waterfront Pl Ste 525
	Pittsburgh, PA 15222-4228

	Pershing, LLC
M	1 Pershing Plaza	5.73%
	Jersey City, NJ 07399-0001

	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
M	200 Liberty Street, 5th fl	5.36%
	One World Financial Center
	New York, NY 10281-5503

	MG Trust Company Cust.
R	FBO EOL Management Co. LLC	6.05%
700 17th St. Ste 300
Denver, CO 80202-3531

	MG Trust Company Cust.
R	FBO Southern Cross Aviation LLC	5.27%
	700 17th St. Ste 300
	Denver, CO 80202-3531

	Putnam LLC
R5	One Post Office Square	100.00%
	Boston, MA 02109

I-23

Class	Shareholder name and address	Percentage
		owned

	Putnam LLC
R6	One Post Office Square	100.00%
	Boston, MA 02109

Y*	Electrical Workers Local Union No. 369	39.00%
	Retirement Plan

	Great-West Trust Company, LLC – Recordkeeping
Y**	for	25.14%
	various benefit plans

Y***	Putnam Retirement Income Fund Lifestyle 1 –	6.11%
	Class A shares

Y*	Connecticut Pipe Trades Local No. 77 Annuity	6.04%
	Plan

Y***	Putnam Retirement Ready 2015 Fund – Class A	5.49%
	shares


* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


** The address for the name listed is: c/o Great-West Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002.


*** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

Distribution fees


During fiscal 2012, each fund paid the following 12b-1 fees to Putnam Retail Management:


	Class A	Class B	Class C	Class M	Class R
Growth Fund	$2,735,056	$1,330,100	$1,255,224	$195,104	$73,686
Balanced Fund	$2,201,102	$890,733	$961,130	$162,894	$56,539
Conservative Fund	$915,510	$259,998	$465,212	$60,777	$18,638


I-24

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


			Sales charges
			retained by Putnam	Contingent
		Total front-	Retail Management	deferred
	Fiscal	end sales	after dealer	sales
Fund name	year	charges	concessions	charges
Growth Fund	2012	$1,194,262	$194,439	$304
	2011	$1,641,130	$271,202	$331
	2010	$1,938,221	$314,932	$2,099
Balanced Fund	2012	$906,640	$155,803	$119
	2011	$1,200,049	$201,089	$15
	2010	$1,191,104	$203,473	$0
Conservative Fund	2012	$385,526	$67,498	$38
	2011	$488,149	$92,398	$6
	2010	$478,180	$87,498	$46


Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

I-25


Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2012	$98,670
	2011	$146,939
	2010	$229,230
Balanced Fund	2012	$73,902
	2011	$103,395
	2010	$163,246
Conservative Fund	2012	$20,108
	2011	$16,855
	2010	$37,024


Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:


Fund name	Fiscal year	Contingent deferred
		sales charges
Growth Fund	2012	$5,491
	2011	$5,180
	2010	$8,369
Balanced Fund	2012	$4,185
	2011	$5,578
	2010	$4,958
Conservative Fund	2012	$2,449
	2011	$2,229
	2010	$2,145


Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

I-26


		Total		Contingent
		front-end	Sales charges retained by	deferred
	Fiscal	sales	Putnam Retail Management	sales
Fund name	year	charges	after dealer concessions	charges
Growth Fund	2012	$13,756	$2,085	$0
	2011	$21,997	$3,561	$0
	2010	$27,811	$4,822	$0
Balanced Fund	2012	$10,215	$1,696	$0
	2011	$12,392	$1,970	$0
	2010	$29,243	$5,355	$0
Conservative Fund	2012	$4,404	$839	$0
	2011	$12,685	$2,386	$0
	2010	$10,230	$1,905	$0


Investor servicing fees


During the 2012 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$2,889,589
Balanced Fund	$2,434,962
Conservative Fund	$906,554


PORTFOLIO MANAGERS


Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund’s portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


I-27

Growth Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jeffrey Knight	119*	$5,106,800,000	4**	$2,895,700,000	2***	$235,200,000

James Fetch	10*	$4,071,100,000	4**	$2,895,700,000	2***	$230,100,000

Robert Kea	119*	$5,106,800,000	4**	$2,895,700,000	1	$100,000

Joshua Kutin	32*	$4,825,000,000	4**	$2,895,700,000	2***	$234,700,000

Robert Schoen	119*	$5,106,800,000	4**	$2,895,700,000	1	$700,000

Jason Vaillancourt	10*	$4,071,100,000	4**	$2,895,700,000	1	$100,000

* 3 accounts, with total assets of $1,615,700,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $488,900,000, pays an advisory fee based on account performance.

*** 1 account, with total assets of $233,900,000, pays an advisory fee based on account performance.


Balanced Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jeffrey Knight	119*	$5,379,300,000	4**	$2,895,700,000	2***	$235,200,000

James Fetch	10*	$4,343,600,000	4**	$2,895,700,000	2***	$230,100,000

Robert Kea	119*	$5,379,300,000	4**	$2,895,700,000	1	$100,000

Joshua Kutin	32*	$5,097,500,000	4**	$2,895,700,000	2***	$234,700,000

Robert Schoen	119*	$5,379,300,000	4**	$2,895,700,000	1	$700,000

Jason Vaillancourt	10*	$4,343,600,000	4**	$2,895,700,000	1	$100,000

* 3 accounts, with total assets of $1,615,700,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $488,900,000, pays an advisory fee based on account performance.

*** 1 account, with total assets of $233,900,000, pays an advisory fee based on account performance.


I-28

Conservative Fund

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Jeffrey Knight	119*	$6,135,500,000	4**	$2,895,700,000	2***	$235,200,000

James Fetch	10*	$5,099,700,000	4**	$2,895,700,000	2***	$230,100,000

Robert Kea	119*	$6,135,500,000	4**	$2,895,700,000	1	$100,000

Joshua Kutin	32*	$5,853,700,000	4**	$2,895,700,000	2***	$234,700,000

Robert Schoen	119*	$6,135,500,000	4**	$2,895,700,000	1	$700,000

Jason Vaillancourt	10*	$5,099,700,000	4**	$2,895,700,000	1	$100,000

* 3 accounts, with total assets of $1,615,700,000, pay an advisory fee based on account performance.

** 1 account, with total assets of $488,900,000, pays an advisory fee based on account performance.

*** 1 account, with total assets of $233,900,000, pays an advisory fee based on account performance.


See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

Compensation of portfolio managers

Putnam's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

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For the Growth Fund, the Balanced Fund and the Conservative Fund, respectively, Putnam evaluates performance based on the funds' peer rankings in the Lipper Mixed-Asset Target Allocation Growth Funds, Lipper Mixed-Asset Target Allocation Moderate Funds and the Lipper Mixed-Asset Target Allocation Conservative Funds Categories, which are based on pre-tax performance.

Ownership of securities

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The dollar range of shares of the fund owned by each portfolio manager at the end of the fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio managers	Dollar range of shares owned
Growth Fund	Jeffrey Knight	$500,001-$1,000,000
	James Fetch	$100,001-$500,000
	Robert Kea	$100,001-$500,000
	Joshua Kutin	$0
	Robert Schoen	$50,001-$100,000
	Jason Vaillancourt	$0
Balanced Fund	Jeffrey Knight	$0
	James Fetch	$100,001-$500,000
	Robert Kea	$0
	Joshua Kutin	$100,001-$500,000
	Robert Schoen	$0
	Jason Vaillancourt	$100,001-$500,000
Conservative Fund	Jeffrey Knight	$100,001-$500,000
	James Fetch	$0
	Robert Kea	$0
	Joshua Kutin	$0
	Robert Schoen	$0
	Jason Vaillancourt	$0


I-30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

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PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the funds' independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in each fund’s Annual Report for each fund’s most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.


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THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment

January 31, 2013	II-1

date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

January 31, 2013	II-2

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

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For funds in the Retirement Income Lifestyle suite, Taxable Income Funds and Tax-Free Income Funds (except for Money Market Funds, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

*The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Tax Exempt Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and Putnam Tax Exempt Money Market Fund and class A and class T shares of Putnam Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed

January 31, 2013	II-4

on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares.

Class M CDSC and dealer commission
All growth, blend, value, global sector and asset allocation
funds (excluding funds in the Retirement Income Lifestyle	0.65%
suite), Putnam Absolute Return 500 Fund and Putnam
Absolute Return 700 Fund:

All income funds (except Putnam Floating Rate Income
Fund and Putnam Money Market Fund) and funds in the	0.40%
Retirement Income Lifestyle suite:

Putnam Absolute Return 100 Fund, Putnam Absolute Return	0.30%
300 Fund and Putnam Floating Rate Income Fund

Putnam Money Market Fund and Putnam Short Duration	0.15%
Income Fund

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Multi-Cap Value Fund, on or around the end of the month five and one-half years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The

January 31, 2013	II-5

conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus does not assume conversion to class A shares.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of employer-sponsored benefit plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vi) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

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In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply in circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.”

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Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right

January 31, 2013	II-8

of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If

January 31, 2013	II-9

an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain qualified benefit plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be

January 31, 2013	II-10

amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. In the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission, no payments are made during the first year after purchase on shares purchased at net asset value.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

January 31, 2013	II-11

Rate*	Fund

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

January 31, 2013	II-12

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

January 31, 2013	II-13

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs.

Rate	Fund

0.65%	All growth, blend, value, global sector and asset
allocation funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Money Market Fund and
Putnam Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund and Putnam Floating Rate Income
Fund

0.15%	Putnam Money Market Fund
Putnam Short Duration Income Fund

January 31, 2013	II-14

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all growth, blend, value, global sector and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund, Putnam Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a

January 31, 2013	II-15

share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

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The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2012:

American Portfolios Financial Services, Inc.	MetLife Securities, Inc.

Ameriprise Financial Services, Inc.	Morgan Stanley Smith Barney LLC

AXA Advisors, LLC	Multi-Financial Securities Corporation

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	New England Securities Corporation

Cambridge Investment Research, Inc.	NFP Securities, Inc.

CCO Investment Services Corp.	Northwestern Mutual Investment Services, LLC

Chase Investment Services Corp.	Oppenheimer & Co. Inc.

Citigroup Global Markets Inc.	PrimeVest Financial Services, Inc.

Commonwealth Equity Services	Prim Securities, Incorporated

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

CUSO Financial Services, L.P.	Raymond James Financial Services, Inc.

Financial Network Investment Corporation	RBC Capital Markets Corporation

First Allied Securities, Inc.	Royal Alliance Associates

FSC Securities Corporation	Sagepoint Financial, Inc.

Genworth Financial Securities Corp.	Securities America Financial Corporation, Inc.

Great-West Life & Annuity Insurance Company	SII Investments

HD Vest Investment Securities, Inc.	Stifel, Nicolaus & Company, Incorporated

ING Financial Partners	SunTrust Investment Services, Inc.

Investacorp, Inc.	TD Ameritrade, Inc.

INVEST Financial Corporation	TD Ameritrade Clearing, Inc.

Investment Centers of America, Inc.	Triad Advisors, Inc.

Janney Montgomery Scott LLC	Tower Square Securities, Inc.

January 31, 2013	II-16

Lincoln Financial Advisors Corp.	U.S. Bancorp Investments, Inc.

Lincoln Financial Securities Corporation	UBS Financial Services Inc.

Lincoln Investment Planning, Inc.	UVEST Financial Services, Inc.

LPL Financial LLC	Walnut Street Securities, Inc.

MMC Securities Corp.	Wells Fargo Advisors, LLC

M&T Securities, Inc.	Woodbury Financial Services, Inc.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Additional dealers may receive marketing support payments in 2013 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2012 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2012:

ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Morgan Stanley Smith Barney LLC

Benefit Plans Administrators	MSCS Financial Services, LLC

Charles Schwab & Co., Inc.	National Financial Services LLC

Charles Schwab Bank	Nationwide Investment Services Corporation

City National Bank	Nationwide Life Insurance Company

CompuSys/Erisa Group	Newport Retirement Services, Inc.

Correll Co.	NYLIFE Distributors LLC

CPI Qualified Plan Consultants, Inc.	Paychex Securities Corporation

DailyAccess Corporation	Pershing LLC

Digital Retirement Solutions	Plan Administrators, Inc.

Dyatech, LLC	Principal Life Insurance Co.

ExpertPlan, Inc.	Raymond James & Associates, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Raymond James Financial Services, Inc.

Genworth Life and Annuity Insurance Co.	Reliance Trust Company

Genworth Life Insurance Co of New York	Standard Retirement Services, Inc.

Great-West Life & Annuity Insurance Company	SunTrust Bank

GWFS Equities, Inc.	Teachers Insurance and Annuity Association of America

Hartford Life Insurance Company	TD Ameritrade Trust Company

Hartford Securities Distribution Company, Inc.	The Prudential Insurance Company of America

January 31, 2013	II-17

Hewitt Associates LLC	The Vanguard Group Inc.

ING Life Insurance and Annuity Company	Transamerica Advisors Life Insurance Company

ING Institutional Plan Services, LLC	Transamerica Advisors Life Insurance Company of New York

July Business Services	Trust Company of America

J.P. Morgan Retirement Plan Services LLC	VALIC Retirement Services Company

Lincoln Retirement Services Company, LLC	Wells Fargo Bank, N.A.

Massachusetts Mutual Life Insurance Co.	Wilmington Trust Company

Mercer HR Services LLC	Wilmington Trust Retirement & Institutional Services Co.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Additional dealers may receive program servicing payments in 2013 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2012 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. With respect to assets attributable to class A, class B, class C, class M, class R, class T, and class Y shares, these payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

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You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the

January 31, 2013	II-18

provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Inflation-Protected Securities	Special Purpose Acquisition Companies

Initial Public Offerings (IPOs)	Structured Investments

Interfund Borrowing and Lending	Swap Agreements

Inverse Floaters	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

At times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of

January 31, 2013	II-19

banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

January 31, 2013	II-20

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

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In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Global Sector Fund and Putnam Money Market Liquidity Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives

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can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Code, as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

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Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.

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For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such

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transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's

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portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI Indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in

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addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the

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contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

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For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the

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index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security,

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certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the

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fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

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Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 of the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

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Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan

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participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of

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tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

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CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

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Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund

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may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit

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delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

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The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

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Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum

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of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

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Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the

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security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In

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addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A total return swap may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

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Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable

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letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet

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their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

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Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified

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publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the

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taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for federal income tax purposes, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

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Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in and taxed at the reduced rates applicable to a shareholder’s net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

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For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to report eligible dividends as qualified dividend income.

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In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such

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date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)) For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will report those dividends each year in a written statement furnished to shareholders. In general, if the amount of the fund’s distributions reported as exempt-interest dividends during a taxable year exceeds the net exempt interest received by the fund during that year, the amount of the distributions qualifying as tax-exempt will be scaled back. A non-calendar-year fund will be permitted in certain circumstances to elect to “frontload” the amounts so qualifying by allocating exempt income it received during a taxable year to distributions made on or before December 31 of such taxable year; otherwise, the amount so qualifying will be scaled back in proportion to distributions. The excess amount will generally be treated as a return of capital. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

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Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If at the close of each quarter of the tax year at least 50% of the fund’s total assets consists of interests in underlying funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from

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foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

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Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts qualifying as such under Subchapter M (“REITs”), such investments may require the fund to accrue and distribute income not yet

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received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

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Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

January 31, 2013	II-64

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Return of capital distributions. If the fund makes a distribution with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such securities.

January 31, 2013	II-65

Securities issued or purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, pursuant to an irrevocable election applicable to all such bonds purchased by the fund, the fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortizable premium.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default, present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

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Foreign taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

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Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur tax and interest charges in some instances.

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares with a holding period beginning after December 22, 2010, if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

January 31, 2013	II-67

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Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

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Shares purchased through tax-qualified plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The back-up withholding tax rate is currently 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

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However, effective for taxable years of the fund beginning before January 1, 2014, the fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the

January 31, 2013	II-68

dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (a “short-term capital gain dividend”). The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions will expire for distributions with respect to taxable years of the fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

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The fact that the fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends and, with respect to taxable years of the fund beginning before January 1, 2012, short-term capital gain dividends, unless (i) such gain or Capital Gain Dividend or short term capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend or short term capital gain dividend and certain other conditions are met.

Other reporting and withholding requirements. Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (FATCA) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions (other than exempt-interest dividends) made by the fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such

January 31, 2013	II-69

treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the fund with such certifications, waivers or other documentation as the fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the fund with appropriate certifications or other documentation concerning its status.

The fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreements between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the fund.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution and Chair of its
1952), Trustee since 2012	Prize for Lords of	Investment Committee. Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

January 31, 2013	II-70

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Advisor to New York	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	Life Insurance Company.	Helper, Inc. (each a private software company). Mr.
	Served as Chairman and	Akhoury previously served as Director of Jacob
	CEO of MacKay Shields	Ballas Capital India (a non-banking finance company
	(a multi-product	focused on private equity advisory services) and a
	investment management	member of its Compensation Committee. He also
	firm with AUM over $40	served as Director and on the Compensation
	billion) from 1992 to	Committee of MaxIndia/New York Life Insurance
	2007.	Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income portfolio management
firm). He previously served on the Board of Bharti
Telecom (an Indian telecommunications company)
and was a member of its Audit and Compensation
Committees. He also served on the Board of
Thompson Press (a publishing company) and was a
member of its Audit Committee. Mr. Akhoury
graduated from the Indian Institute of Technology
with a BS in Engineering and obtained an MS in
Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born	President of Cross Creek	Director of SM Energy Company (a publicly held
1955), Trustee since 2010	Energy Corporation, a	U.S. exploration and production company) and UNS
	strategic consultant to	Energy Corporation (a publicly held electric utility in
	domestic energy firms	Arizona). She is a Trustee of Mount Holyoke
	and direct investor in	College. She is a former Chair of the Board, and a
	energy projects.	current Board member, of Girls Inc. of Metro
Denver, and serves on the Finance Committee of The
Children’s Hospital of Colorado, as well as the
Investment Committee of the Denver Foundation).
Prior to May 2012, Ms. Baumann was a Director of
CVR Energy, Inc. (a publicly held petroleum refiner
and fertilizer manufacturer). Prior to 2003, She was
Executive Vice President of Associated Energy
Managers, LLC (a domestic private equity firm).
From 1981 until 2000 she held a variety of financial
and operational management positions with the
global energy company Amoco Corporation and its
successor, BP. Ms. Baumann holds a B.A. from
Mount Holyoke College and an MBA from The
Wharton School of the University of Pennsylvania.

January 31, 2013	II-71

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Jameson A. Baxter (Born	President of Baxter	Chairman of the Mutual Fund Directors Forum;
1943), Trustee since 1994,	Associates, Inc., (a	Director of the Adirondack Land Trust; and Trustee
Vice Chair from 2005 to 2011	private investment firm).	of the The Nature Conservancy’s Adirondack
and Chair since 2011		Chapter. Until 2011, Ms. Baxter was a Director of
ASHTA Chemicals Inc. Until 2007, Ms. Baxter was
a Director of Banta Corporation (a printing and
supply chain management company), Ryerson, Inc.
(a metals service company) and Advocate Health
Care. She has also served as a director on a number
of other boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

Charles B. Curtis (Born	Senior Advisor to the	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Center for Strategic and	U.S. State Department International Security
	International Studies.	Advisory Board. Mr. Curtis is Chairman of the
	Previously, President and	World Institute for Nuclear Security, a non profit
	Chief Operating Officer,	international non governmental organization
	Nuclear Threat Initiative	headquartered in Vienna, Austria. Mr. Curtis also
	(a private foundation	serves as a Director of Southern California Edison (a
	dealing with national	regulated electric utility) and its parent company,
	security issues).	Edison International. Until 2006, Mr. Curtis served
as a member of the Trustee Advisory Council of the
Applied Physics Laboratory, Johns Hopkins
University. Mr. Curtis is an attorney with over 15
years in private practice and 19 years in various
positions in public service, including service at the
Department of Treasury, the U.S. House of
Representatives, the Securities and Exchange
Commission, the Federal Energy Regulatory
Commission and the Department of Energy.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group and as the	diversified health care conglomerate). Mr. Darretta
	Health Care Industry	received a B.S. in Economics from Villanova
	Advisor to Permira, (a	University.
global private equity
firm). Prior to 2007, Mr.
Darretta was the Chief
Financial Officer of
Johnson & Johnson.

January 31, 2013	II-72

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Katinka Domotorffy (Born	Voting member of the	Vice Chair of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committee	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy. Ms. Domotorffy holds a BSc in
	Charitable Trust, part of	Economics from the University of Pennsylvania and
	the Margaret A. Cargill	an MSc in Accounting and Finance from the London
	Philanthropies. Prior to	School of Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman from 2000 to 2011	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in the	of the Advisory Board of the Millstein Center for
	diversified world-wide	Corporate Governance and Performance at the Yale
	energy industry).	School of Management. Mr. Hill received a B.A in
Economics from Southern Methodist University and
pursued graduate studies as a Woodrow Wilson
Fellow.

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of
Trustee since 1997	Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission, oil pipelines,
	focused primarily on	and power services) and of Exelon Corporation (an
	research and education	energy company focused on power services); and a
	on issues related to	Member of the Board of Overseers of the Boston
	science, technology and	Symphony Orchestra. Prior to August 2007, he
	economic performance).	served as a Director of National Grid (a U.K.-based
	He is the Elizabeth and	holding company with interests in electric and gas
	James Killian Professor	transmission and distribution and
	of Economics, Emeritus	telecommunications infrastructure). Prior to July,
	at the Massachusetts	2006, he served as President of the Yale University
	Institute of Technology	Council. Prior to February 2005, he served on the
	(“MIT”).	board of the Whitehead Institute for Biomedical
	Prior to 2007, he was the	Research (a non-profit research institution). Prior to
	Director of the Center for	February 2002, he was a Director of State Farm
	Energy and	Indemnity Company (an automobile insurance
	Environmental Policy	company), and prior to March 2000, he was a
	Research at MIT.	Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

January 31, 2013	II-73

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Elizabeth T. Kennan	Partner in	Dr. Kennan served as Chairman and is now Lead
(Born 1938), Trustee from	Cambus-Kenneth Farm	Director of Northeast Utilities. She is a Trustee of the
1992-2010, and since 2012	(thoroughbred horse	National Trust for Historic Preservation and of
	breeding and general	Centre College, and Chairman of the Board of
	farming). She is	Trustees of Shaker Village of Pleasant Hill. From
	President Emeritus of	1992 to 2010, Dr. Kennan served as a Trustee on the
	Mount Holyoke College.	Board of the Putnam Funds, which she then rejoined
as a Trustee in 2012. Until 2006, she was a member
of The Trustees of Reservations. Prior to June 2005,
she was a Director of Talbots, Inc., and she has
served as Director on a number of other boards,
including Bell Atlantic, Chastain Real Estate,
Shawmut Bank, Berkshire Life Insurance, and
Kentucky Home Life Insurance. Dr. Kennan has also
served as President of Five Colleges Incorporated
and as a Trustee of the University of Notre Dame,
and is active in various educational and civic
associations. Prior to 2001, Dr. Kennan served on the
oversight committee of the Folger Shakespeare
Library.

As a member of the faculty of Catholic University for
twelve years, until 1978, Dr. Kennan directed the
post-doctoral program in Patristic and Medieval
Studies, taught history, and published numerous
articles and two books. Dr. Kennan holds a Ph.D.
from the University of Washington in Seattle, an
M.A. from Oxford University, and an A.B. from
Mount Holyoke College. She holds several honorary
doctorates.

January 31, 2013	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He currently serves as	for the operation of the electric generation system in
	Vice Chairman of the	the New England states). Prior to 2000, he was a
	Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005 Mr. Leibler
	Hospital in Boston and as	served as Chairman and Chief Executive Officer of
	a Director of Northeast	the Boston Stock Exchange. Prior to January 2000,
	Utilities, which operates	he served as President and Chief Executive Officer of
	New England’s largest	Liberty Financial Companies (a publicly traded
	energy delivery system.	diversified asset management organization). Prior to
June 1990, he served as President and Chief
Operating Officer of the American Stock Exchange
(AMEX). Prior to serving as AMEX President, he
held the position of Chief Financial Officer, and
headed its management and marketing operations.
Mr. Leibler graduated with a B.A in Economics from
Syracuse University.

Robert E. Patterson (Born	Senior Partner of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, L.P. and	Trustee of the Joslin Diabetes Center. Prior to
	Co-Chairman of Cabot	December 2001, Mr. Patterson served as the
	Properties, Inc. (a private	President and as a Trustee of Cabot Industrial Trust
	equity firm investing in	(a publicly-traded real estate investment trust). He
	commercial real estate).	has also served as a Trustee of the Sea Education
Association. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered investment
adviser involved in institutional real estate
investments). Prior to 1990, he served as Executive
Vice President of Cabot & Forbes Realty Advisers,
Inc. (the predecessor company of Cabot Partners).
Mr. Patterson practiced law and held various
positions in state government, and was the founding
Executive Director of the Massachusetts Industrial
Finance Agency. Mr. Patterson is a graduate of
Harvard College and Harvard Law School.

January 31, 2013	II-75

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee from	Stephens was Chairman	infrastructure company). Until 2010, Mr. Stephens
1997-2008, and since 2009	and Chief Executive	was a Director of Boise Inc. (a manufacturer of paper
	Officer of Boise	and packaging products). Until 2004, Mr. Stephens
	Cascade, LLC (a paper,	was a Director of Xcel Energy Incorporated (a public
	forest product and	utility company), Qwest Communications and
	timberland assets	Norske Canada, Inc. (a paper manufacturer). Until
	company).	2003, Mr. Stephens was a Director of Mail-Well, Inc.
(a diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, and Boston
	Member of Putnam	Chamber of Commerce. He is a member of the Chief
	Investments’ Board of	Executives Club of Boston, the National
	Directors. Prior to	Innovation Initiative, and the Council on
	joining Putnam	Competitiveness, and he is a former President of the
	Investments in 2008, Mr.	Commercial Club of Boston. Prior to 2008, he
	Reynolds was Vice	served as a Director of FMR Corporation, Fidelity
	Chairman and Chief	Investments Insurance Ltd., Fidelity Investments
	Operating Officer of	Canada Ltd., and Fidelity Management Trust
	Fidelity Investments	Company and as a Trustee of the Fidelity Family of
	from 2000 to 2007.	Funds. Mr. Reynolds received a B.S. in
Administration & Finance from West Virginia
University.

January 31, 2013	II-76

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1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2012, there were 109 Putnam Funds.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Ms. Baumann, was most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. Ms. Baumann was elected to the Board of Trustees by the Independent Trustees effective July 1, 2010. Dr. Kennan, who retired from the Board of Trustees of the Putnam funds on June 30, 2010, was re-appointed to the Board of Trustees by the Independent Trustees effective January 1, 2012. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as chief executive officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as chairman and chief executive officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of two NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chairman of the Mutual Fund Directors Forum.

January 31, 2013	II-77

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the Board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of a major open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the U.S.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Elizabeth T. Kennan -- Dr. Kennan’s experience as a director of numerous public companies and her service for many years as President of Mount Holyoke College.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as CEO of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and chief executive officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens' extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’ extensive experience as a senior executive of one of the largest mutual fund organizations in the U.S. and his current role as the Chief Executive Officer of Putnam Investments.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

January 31, 2013	II-78

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam Investments and
Vice President and Principal Financial		Putnam Management.
Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management.

Michael J. Higgins[4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands (2008-2010);
Vice President and Treasurer		Senior Financial Analyst, Old Mutual Asset
Management (2007-2008); Senior Financial Analyst,
Putnam Investments (1999-2007).

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Accounting		Investments and Putnam Management.
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

James P. Pappas (Born 1953) Vice	Since 2004	Director of Trustee Relations, Putnam Investments
President		and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Judith Cohen[4] (Born 1945)	Since 1993	Vice President, Clerk and Associate Treasurer, The
Vice President, Clerk, and Associate		Putnam Funds.
Treasurer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Proxy Manager, Assistant Clerk and
Vice President, Proxy Manager,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

January 31, 2013	II-79

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

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Board Leadership Structure. Currently, 14 of the 15 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. An Independent Trustee currently serves as chair of the Board.

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Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at Putnam.com/individual. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill, and Ms. Baumann.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board

January 31, 2013	II-80

committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Kennan and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter, and Messrs. Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mr. Patterson (Chairperson), Ms. Baxter, Drs. Joskow and Kennan, and Messrs. Akhoury, Putnam and Stephens.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baumann (Chairperson), and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Liebler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of

January 31, 2013	II-81

their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, Dr. Kennan and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Putnam (Chairperson), Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 of the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler, and Ms. Baumann.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments, of which a majority is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

January 31, 2013	II-82

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

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Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation. Through at least June 30, 2013, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

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In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

January 31, 2013	II-83

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

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The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

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• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic

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basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on investment objectives or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may

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provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund

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soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

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Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services with respect to assets attributable to class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The

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fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares. Through at least June 30, 2013, investor servicing fees for each fund will not exceed an annual rate of 0.320% of the fund’s average assets.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the headings “Distribution Plans – Additional Dealer Payments.”

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans - Additional Dealer Payments.”

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Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at Prudential Tower 800 Boylston Street, Boston Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on

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the NYSE, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, Tax-exempt Securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern-time, for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

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The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

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Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

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Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to a same-fund exchange. In addition, for federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

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The same-fund exchange privilege may not be available for all accounts and may not be offered by all financial institutions or intermediaries through which a shareholder may hold shares. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

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For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

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Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

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DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

For Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the following information is publicly available on the Putnam Investments website, Putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

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Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer (McMunn Associates, Inc.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio

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information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

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The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

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Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

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SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

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CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

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R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

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Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

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D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

● the board does not have a majority of independent directors,

● the board has not established independent nominating, audit, and compensation committees,

● the board has more than 19 members or fewer than five members, absent special circumstances,

● the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

● the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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► The funds will withhold votes from any nominee for director:

● who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

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● who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

● of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

● who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

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The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

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Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

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Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

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Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

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► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

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► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

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Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

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► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

● the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

● applicable state law does not otherwise provide shareholders with the right to call special meetings.

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► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

● the company undergoes a change in control, and

● the change in control results in the termination of employment for the person receiving the severance payment.

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► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

● the company undergoes a change in control, and

● the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

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Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through

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piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

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However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

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The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

January 31, 2013	II-119

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

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► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

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► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

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Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

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Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

● the board does not have a majority of outside directors,

● the board has not established nominating and compensation committees composed of a majority of outside directors, or

● the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

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● fewer than half of the directors are outside directors,

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● the board has not established a nominating committee with at least half of the members being outside directors, or

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● the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

● the board does not have at least a majority of independent non-executive directors,

● the board has not established a nomination committee composed of a majority of independent non-executive directors, or

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● the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

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All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

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Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

January 31, 2013	II-125

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United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

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Capitalization

► The funds will vote for proposals

● to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

● to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

January 31, 2013	II-126

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► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

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Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

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France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

January 31, 2013	II-127

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Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

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► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

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January 31, 2013	II-128

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

January 31, 2013	II-129

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009.

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Appendix B

January 31, 2013	II-131

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) (formerly Putnam Asset Allocation: Growth Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2012

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/12

COMMON STOCKS (55.7%)*	Shares	Value

Basic materials (3.5%)
Agrium, Inc. (Canada)	898	$92,907

Albemarle Corp.	18,578	978,689

American Vanguard Corp.	5,454	189,799

Andersons, Inc. (The)	402	15,139

Archer Daniels-Midland Co.	2,476	67,298

Arkema (France)	2,713	254,851

Assa Abloy AB Class B (Sweden)	39,693	1,288,294

Barrick Gold Corp. (Canada)	5,200	217,288

BASF SE (Germany)	30,959	2,615,958

Bemis Co., Inc.	24,738	778,505

BHP Billiton PLC (United Kingdom)	27,256	851,176

BHP Billiton, Ltd. (Australia)	46,279	1,585,682

Black Earth Farming, Ltd. SDR (Jersey) †	4,410	8,224

Buckeye Technologies, Inc.	9,590	307,455

Cambrex Corp. †	31,696	371,794

CF Industries Holdings, Inc.	12,072	2,682,881

Chicago Bridge & Iron Co., NV (Netherlands)	25,219	960,592

China BlueChemical, Ltd. (China)	500,000	294,597

China National Materials Co., Ltd. (China)	1,223,000	343,507

China Shanshui Cement Group, Ltd. (China)	741,000	481,079

China State Construction International Holdings, Ltd. (China)	344,000	402,879

Cliffs Natural Resources, Inc.	9,640	377,213

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,797	14,681

Cytec Industries, Inc.	11,455	750,532

Domtar Corp. (Canada)	8,183	640,647

Eagle Materials, Inc.	5,717	264,468

Evraz PLC (United Kingdom)	280,161	1,120,058

First Resources, Ltd. (Singapore)	250,000	430,138

Fortescue Metals Group, Ltd. (Australia) S	29,928	106,941

Fortune Brands Home & Security, Inc. †	42,737	1,154,326

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	9,248	366,036

Furmanite Corp. †	27,955	158,784

Georgia Gulf Corp.	3,201	115,940

Goldcorp, Inc. (Canada)	17,445	801,004

Golden Agri-Resources, Ltd. (Singapore)	872,000	466,993

GrainCorp, Ltd. (Australia)	5,214	48,434

Honam Petrochemical Corp. (South Korea)	1,705	403,634

Incitec Pivot, Ltd. (Australia)	14,968	46,008

Indocement Tunggal Prakarsa (Indonesia)	304,500	646,665

Innophos Holdings, Inc.	9,390	455,321

Innospec, Inc. †	10,413	353,209

Intrepid Potash, Inc. †	1,289	27,688

K&S AG (Germany)	4,558	224,597

KapStone Paper and Packaging Corp. †	11,443	256,209

Koninklijke DSM NV (Netherlands)	15,136	756,640

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (55.7%)* cont.	Shares	Value

Basic materials cont.
Kraton Performance Polymers, Inc. †	4,899	$127,864

Kronos Worldwide, Inc.	15,811	236,216

KWS Saat AG (Germany)	96	25,611

L.B. Foster Co. Class A	3,624	117,200

Landec Corp. †	16,676	190,940

Lanxess AG (Germany)	4,818	399,976

LG Chemical, Ltd. (South Korea)	2,140	633,260

Linde AG (Germany)	5,435	937,036

LSB Industries, Inc. †	28,264	1,239,942

LyondellBasell Industries NV Class A (Netherlands)	56,109	2,898,591

Minerals Technologies, Inc.	1,914	135,760

Monsanto Co.	76,232	6,938,637

Mosaic Co. (The)	958	55,190

Newcrest Mining, Ltd. (Australia)	3,305	98,233

Nitto Denko Corp. (Japan)	36,700	1,747,836

NN, Inc. †	25,520	216,665

Nufarm, Ltd. (Australia)	7,463	46,818

OM Group, Inc. †	8,356	154,920

PolyOne Corp.	29,475	488,401

Polyus Gold International, Ltd. (Russia) †	116,482	408,500

Potash Corp. of Saskatchewan, Inc. (Canada)	2,663	115,627

PPG Industries, Inc.	26,759	3,073,004

PT Astra Agro Lestari Tbk (Indonesia)	12,500	28,565

Rio Tinto PLC (United Kingdom)	31,469	1,471,060

Rio Tinto, Ltd. (Australia)	27,111	1,487,372

Sealed Air Corp.	32,377	500,548

Siam Cement PCL NVDR (Thailand)	34,000	384,730

SLC Agricola SA (Brazil)	1,985	21,297

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,545	95,234

Steel Dynamics, Inc.	48,897	549,113

Stillwater Mining Co. †	16,256	191,658

Syngenta AG (Switzerland)	3,308	1,236,202

Teck Resources, Ltd. Class B (Canada)	5,500	162,298

Trex Co., Inc. †	8,380	285,926

Tronox, Ltd. Class A	14,075	318,799

Vale SA ADR (Preference) (Brazil)	36,585	635,116

Vale SA ADR (Brazil)	15,936	285,254

Valspar Corp.	20,310	1,139,391

Vilmorin & Cie (France)	217	26,116

Viterra, Inc. (Canada)	4,347	71,234

voestalpine AG (Austria)	24,165	726,075

W.R. Grace & Co. †	7,897	466,555

Westlake Chemical Corp.	5,969	436,095

Wilmar International, Ltd. (Singapore)	14,000	36,916

Xstrata PLC (United Kingdom)	6,789	105,355

Yara International ASA (Norway)	1,446	72,624

		55,794,520

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods (3.1%)
ABB, Ltd. (Switzerland)	45,067	$847,234

AGCO Corp. †	2,172	103,127

Aisin Seiki Co., Ltd. (Japan)	25,200	716,184

Amada Co., Ltd. (Japan)	19,000	83,185

American Axle & Manufacturing Holdings, Inc. †	13,002	146,533

Applied Industrial Technologies, Inc.	10,106	418,692

AZZ, Inc.	5,962	226,437

Canon, Inc. (Japan)	12,550	401,635

Cascade Corp.	7,535	412,466

Chart Industries, Inc. †	8,552	631,565

Chase Corp.	10,282	188,880

China Communications Construction Co., Ltd. (China)	337,000	271,257

China Railway Group, Ltd. Class H (China)	1,282,000	557,284

Chiyoda Corp. (Japan)	8,000	124,352

CNH Global NV (Netherlands) †	1,651	64,009

Cobham PLC (United Kingdom)	225,038	807,470

Cummins, Inc.	34,652	3,195,261

Daelim Industrial Co., Ltd. (South Korea)	7,674	650,588

Deere & Co.	1,306	107,732

Dongfang Electric Corp., Ltd. (China)	240,600	326,270

Dover Corp.	37,478	2,229,566

DXP Enterprises, Inc. †	6,700	320,059

Embraer SA ADR (Brazil)	21,468	571,478

Emerson Electric Co.	121,014	5,841,346

European Aeronautic Defense and Space Co. NV (France) S	38,606	1,227,342

Finning International, Inc. (Canada)	4,600	111,549

Fluor Corp.	36,553	2,057,203

Franklin Electric Co., Inc.	6,920	418,591

Fuji Electric Co., Ltd. (Japan)	287,000	584,214

Gardner Denver, Inc.	4,618	278,973

Generac Holdings, Inc.	8,490	194,336

Global Power Equipment Group, Inc.	8,521	157,553

Great Lakes Dredge & Dock Corp.	79,469	611,911

Greenbrier Companies, Inc. †	23,441	378,338

Harbin Electric Co., Ltd. (China)	406,000	310,701

Hyflux, Ltd. (Singapore)	123,000	140,453

Hyundai Mobis (South Korea)	3,594	1,000,580

Hyundai Wia Corp. (South Korea)	3,824	644,789

IHI Corp. (Japan)	162,000	360,904

Iochpe-Maxion SA (Brazil)	24,300	318,846

JGC Corp. (Japan)	27,000	900,723

Lindsay Corp.	836	60,167

Lockheed Martin Corp.	47,023	4,391,008

McDermott International, Inc. †	107,039	1,308,017

Metso Corp. OYJ (Finland)	2,197	78,929

Mitsubishi Electric Corp. (Japan)	50,000	368,210

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods cont.
NACCO Industries, Inc. Class A	1,912	$239,784

Raytheon Co.	66,379	3,794,224

Rolls-Royce Holdings PLC (United Kingdom)	26,720	364,658

Safran SA (France)	2,362	85,141

Samsung Engineering Co., Ltd. (South Korea)	3,096	531,196

Schindler Holding AG (Switzerland)	5,645	694,904

Schneider Electric SA (France)	4,988	296,264

Singapore Technologies Engineering, Ltd. (Singapore)	108,000	311,013

Smith & Wesson Holding Corp. †	17,027	187,467

Standard Motor Products, Inc.	18,045	332,389

Standex International Corp.	5,139	228,429

Staples, Inc.	122,626	1,412,652

Sturm Ruger & Co., Inc.	5,727	283,429

Tetra Tech, Inc. †	4,650	122,109

Textron, Inc.	62,276	1,629,763

TriMas Corp. †	29,641	714,645

Valmont Industries, Inc.	3,640	478,660

Vinci SA (France)	25,562	1,092,469

Woongjin Coway Company, Ltd. (South Korea)	11,530	316,950

		48,262,093
Communication services (2.8%)
Allot Communications, Ltd. (Israel) †	8,602	228,125

America Movil SAB de CV ADR Ser. L (Mexico)	29,823	758,697

Aruba Networks, Inc. †	8,489	190,875

AT&T, Inc.	131,679	4,964,298

BCE, Inc. (Canada)	6,282	276,367

BroadSoft, Inc. †	4,061	166,582

BT Group PLC (United Kingdom)	529,387	1,974,583

CalAmp Corp. †	18,032	148,043

China Communications Services Corp., Ltd. (China)	638,000	368,572

Cincinnati Bell, Inc. †	61,227	348,994

Comcast Corp. Class A	279,131	9,984,516

Comtech Telecommunications Corp.	9,925	274,327

Deutsche Telekom AG (Germany)	56,913	700,414

EchoStar Corp. Class A †	45,264	1,297,266

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	21,886	456,268

France Telecom SA (France)	53,650	648,583

HSN, Inc.	9,091	445,914

IAC/InterActiveCorp.	29,647	1,543,423

InterDigital, Inc.	2,517	93,834

InterXion Holding NV (Netherlands) †	8,926	202,799

Kabel Deutschland Holding AG (Germany) †	20,247	1,446,565

Loral Space & Communications, Inc.	5,130	364,743

MTN Group, Ltd. (South Africa)	26,974	519,541

NeuStar, Inc. Class A †	10,595	424,118

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	30,400	1,442,530

NTELOS Holdings Corp.	17,727	307,918

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Communication services cont.
NTT DoCoMo, Inc. (Japan)	293	$475,174

Premiere Global Services, Inc. †	12,162	113,715

Tele2 AB Class B (Sweden)	32,977	599,509

Telecity Group PLC (United Kingdom)	15,800	228,703

Telefonica SA (Spain)	53,462	712,890

USA Mobility, Inc.	14,757	175,166

Verizon Communications, Inc.	235,515	10,732,419

Vodafone Group PLC (United Kingdom)	647,246	1,842,102

Ziggo NV (Netherlands)	4,619	156,969

		44,614,542
Conglomerates (1.3%)
AMETEK, Inc.	53,854	1,909,124

Danaher Corp.	93,654	5,165,018

General Electric Co.	253,156	5,749,173

Marubeni Corp. (Japan)	45,000	286,940

Mitsui & Co., Ltd. (Japan)	40,000	562,354

Siemens AG (Germany)	16,202	1,617,962

Tyco International, Ltd.	87,138	4,902,384

		20,192,955
Consumer cyclicals (6.5%)
7 Days Group Holdings, Ltd. (China) †	38,000	441,480

Advance Auto Parts, Inc.	14,150	968,426

Aeon Co., Ltd. (Japan)	48,800	551,018

Aggreko PLC (United Kingdom)	7,453	279,106

Alliance Data Systems Corp. †	14,054	1,994,965

Alliance Global Group, Inc. (Philippines)	2,082,300	732,571

Bayerische Motoren Werke (BMW) AG (Germany)	4,883	357,977

Beazer Homes USA, Inc. †	162,286	576,115

Bed Bath & Beyond, Inc. †	39,753	2,504,439

Belo Corp. Class A	87,776	687,286

Big Lots, Inc. †	12,258	362,592

Bluegreen Corp. †	25,934	162,866

BR Malls Participacoes SA (Brazil)	42,361	588,217

Brilliance China Automotive Holdings, Inc. (China) †	650,000	713,101

Brunswick Corp.	4,252	96,223

Buckle, Inc. (The)	4,333	196,848

Bunzl PLC (United Kingdom)	42,886	769,387

Cabela’s, Inc. †	8,063	440,885

Cash America International, Inc.	3,695	142,516

CBS Corp. Class B	100,872	3,664,680

Christian Dior SA (France)	5,793	779,583

Coach, Inc.	43,008	2,409,308

Compass Group PLC (United Kingdom)	96,205	1,064,021

Conn’s, Inc. †	18,658	411,409

Continental AG (Germany)	3,337	327,372

Cooper Tire & Rubber Co.	33,615	644,736

Corporate Executive Board Co. (The)	3,147	168,774

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Crocs, Inc. †	11,872	$192,445

Daihatsu Motor Co., Ltd. (Japan)	30,000	500,099

Daimler AG (Registered Shares) (Germany)	15,133	734,002

Deckers Outdoor Corp. †	2,817	103,215

Deluxe Corp.	17,609	538,131

Demand Media, Inc. †	9,191	99,906

Destination Maternity Corp.	20,340	380,358

Dillards, Inc. Class A	17,519	1,266,974

Dolby Laboratories, Inc. Class A †	17,230	564,283

Dun & Bradstreet Corp. (The)	12,513	996,285

Elders, Ltd. (Australia) †	44,692	11,533

Expedia, Inc.	21,898	1,266,580

Express, Inc. †	15,796	234,097

Fiat Industrial SpA (Italy)	101,155	992,265

Fiat SpA (Italy) †	20,342	108,993

Finish Line, Inc. (The) Class A	21,340	485,272

Foot Locker, Inc.	70,073	2,487,592

Foschini Group, Ltd. (The) (South Africa)	34,059	519,106

Francesca’s Holdings Corp. †	8,758	269,133

GameStop Corp. Class A	8,972	188,412

Gannett Co., Inc.	54,576	968,724

General Motors Co. †	113,770	2,588,268

Genesco, Inc. †	2,136	142,535

Global Cash Access Holdings, Inc. †	24,242	195,148

Global Mediacom Tbk PT (Indonesia)	428,500	91,537

Goodyear Tire & Rubber Co. (The) †	32,136	391,738

Grupo Televisa, S.A.B ADR (Mexico)	25,400	597,154

Haier Electronics Group Co., Ltd. (China) †	463,000	536,544

Hakuhodo DY Holdings, Inc. (Japan)	13,360	900,086

Helen of Troy, Ltd. †	5,859	186,492

HMS Holdings Corp. †	1,288	43,058

Home Depot, Inc. (The)	117,681	7,104,402

Home Inns & Hotels Management, Inc. ADR (China) †	12,300	305,040

Hyundai Motor Co. (South Korea)	1,463	329,866

Indofood Agri Resources, Ltd. (Singapore)	7,000	7,756

Isuzu Motors, Ltd. (Japan)	220,000	1,061,775

KAR Auction Services, Inc. †	14,528	286,783

Kia Motors Corp. (South Korea)	15,243	946,912

Kingfisher PLC (United Kingdom)	71,131	303,948

La-Z-Boy, Inc. †	33,134	484,750

LeapFrog Enterprises, Inc. †	34,075	307,357

Lear Corp.	21,369	807,535

Localiza Rent a Car SA (Brazil)	32,782	575,676

Lowe’s Cos., Inc.	84,527	2,556,096

LS Corp. (South Korea)	754	65,450

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Lumber Liquidators Holdings, Inc. †	2,258	$114,435

LVMH Moet Hennessy Louis Vuitton SA (France)	3,597	542,439

M.D.C. Holdings, Inc.	5,397	207,838

Macy’s, Inc.	66,703	2,509,367

Major Cineplex Group PCL (Thailand)	734,300	450,886

Marriott International, Inc. Class A	46,105	1,802,706

McGraw-Hill Cos., Inc. (The)	48,897	2,669,287

MGM China Holdings, Ltd. (Hong Kong)	362,400	624,519

Mitra Adiperkasa Tbk PT (Indonesia)	358,500	239,323

Mitsubishi Motors Corp. (Japan) †	526,000	485,042

News Corp. Class A	197,636	4,848,011

Next PLC (United Kingdom)	22,763	1,271,048

Nissan Motor Co., Ltd. (Japan)	97,700	831,813

O’Reilly Automotive, Inc. †	21,850	1,827,097

OPAP SA (Greece)	48,287	248,859

Pearson PLC (United Kingdom)	12,977	253,938

PetSmart, Inc.	22,620	1,560,328

Pier 1 Imports, Inc.	5,884	110,266

PPR SA (France)	1,132	174,226

Priceline.com, Inc. †	2,561	1,584,568

Publicis Group SA (France)	17,204	964,593

Randstad Holding NV (Netherlands)	6,061	202,000

Rent-A-Center, Inc.	6,615	232,054

RPX Corp. †	9,966	111,719

Ryland Group, Inc. (The)	19,329	579,870

Sands China, Ltd. (Hong Kong)	72,000	267,342

Scania AB Class B (Sweden)	33,500	616,736

Scholastic Corp.	7,535	239,462

Sinclair Broadcast Group, Inc. Class A	41,588	466,201

SJM Holdings, Ltd. (Hong Kong)	365,000	790,447

Sonic Automotive, Inc. Class A	53,960	1,024,161

Standard Parking Corp. †	17,967	403,000

Suzuki Motor Corp. (Japan)	43,900	851,623

Swire Pacific, Ltd. Class A (Hong Kong)	90,500	1,105,440

Tata Motors, Ltd. (India)	90,718	465,424

TNS, Inc. †	18,593	277,965

Tongaat Hulett, Ltd. (South Africa)	16,705	280,333

Towers Watson & Co. Class A	14,631	776,175

Town Sports International Holdings, Inc. †	21,650	267,811

True Religion Apparel, Inc.	8,599	183,417

Trump Entertainment Resorts, Inc. †	163	652

TUI Travel PLC (United Kingdom)	69,715	264,122

URS Corp.	20,214	713,756

Valeo SA (France)	6,268	290,994

Vertis Holdings, Inc. † F	585	6

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Viacom, Inc. Class B	78,544	$4,209,173

VistaPrint NV †	26,855	917,098

Volkswagen AG (Preference) (Germany)	5,238	956,779

Volvo AB Class B (Sweden)	11,612	163,500

VOXX International Corp. †	34,312	256,654

Wal-Mart de Mexico SAB de CV ADR (Mexico)	6,000	168,300

Wal-Mart Stores, Inc.	20,434	1,508,029

Wal-Mart de Mexico SAB de CV Ser. V (Mexico)	111,438	313,837

WPP PLC (United Kingdom)	50,209	683,633

Wyndham Worldwide Corp.	29,647	1,555,875

Wynn Resorts, Ltd.	14,246	1,644,558

		101,867,947
Consumer staples (5.1%)
AFC Enterprises †	35,404	870,938

Ajinomoto Co., Inc. (Japan)	13,000	203,591

Anheuser-Busch InBev NV (Belgium)	17,820	1,524,353

Associated British Foods PLC (United Kingdom)	30,969	645,379

Avis Budget Group, Inc. †	40,981	630,288

Barrett Business Services, Inc.	1,379	37,371

Beacon Roofing Supply, Inc. †	11,425	325,613

BRF - Brasil Foods SA ADR (Brazil)	2,498	43,215

Brinker International, Inc.	28,321	999,731

British American Tobacco (BAT) PLC (United Kingdom)	31,278	1,608,272

Buffalo Wild Wings, Inc. †	3,210	275,225

Bunge, Ltd.	1,011	67,788

Campbell Soup Co.	48,031	1,672,439

Casino Guichard-Perrachon SA (France)	10,018	888,271

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,643

Cheesecake Factory, Inc. (The)	4,360	155,870

Chiquita Brands International, Inc. †	879	6,716

Church & Dwight Co., Inc.	10,782	582,120

Coca-Cola Co. (The)	69,304	2,628,701

Cola-Cola Amatil, Ltd. (Australia)	12,366	173,335

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	11,245	430,346

ConAgra Foods, Inc.	93,654	2,583,914

Core-Mark Holding Co., Inc.	5,394	259,505

Costco Wholesale Corp.	67,088	6,717,186

CVS Caremark Corp.	135,638	6,567,592

Danone (France)	6,430	396,504

Diageo PLC (United Kingdom)	23,154	651,935

Distribuidora Internacional de Alimentacion SA (Spain)	88,698	490,448

Domino’s Pizza, Inc.	4,166	157,058

Dr. Pepper Snapple Group, Inc.	31,936	1,422,110

Fomento Economico Mexicano SAB de CV ADR (Mexico)	2,500	229,950

Geo Group, Inc. (The)	19,994	553,234

Glanbia PLC (Ireland)	3,131	27,761

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer staples cont.
Heineken Holding NV (Netherlands)	16,245	$790,442

Imperial Tobacco Group PLC (United Kingdom)	1,853	68,685

Ingredion, Inc.	1,042	57,477

IOI Corp. Bhd (Malaysia)	27,000	43,982

Itron, Inc. †	10,782	465,243

Japan Tobacco, Inc. (Japan)	76,000	2,277,764

Kao Corp. (Japan)	30,200	890,011

Kerry Group PLC Class A (Ireland)	13,593	695,243

Koninklijke Ahold NV (Netherlands)	51,732	648,508

Kroger Co. (The)	119,546	2,814,113

Kuala Lumpur Kepong Bhd (Malaysia)	6,400	46,209

Lawson, Inc. (Japan)	3,700	284,312

Lorillard, Inc.	25,796	3,003,944

M Dias Branco SA (Brazil)	12,400	406,146

Maple Leaf Foods, Inc. (Canada)	2,025	22,823

McDonald’s Corp.	12,381	1,135,957

Minor International PCL (Thailand)	241,200	120,678

Molson Coors Brewing Co. Class B	40,234	1,812,542

Nestle SA (Switzerland)	51,497	3,248,489

Olam International, Ltd. (Singapore)	12,000	19,925

On Assignment, Inc. †	12,537	249,737

OpenTable, Inc. †	4,477	186,243

PepsiCo, Inc.	17,175	1,215,475

Pernod-Ricard SA (France)	5,257	590,760

Philip Morris International, Inc.	135,239	12,163,396

Prestige Brands Holdings, Inc. †	13,248	224,686

Procter & Gamble Co. (The)	63,068	4,374,396

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	97,000	24,758

Rakuten, Inc. (Japan)	31,400	319,498

Robert Half International, Inc.	37,635	1,002,220

SABMiller PLC (United Kingdom)	12,149	534,470

Smithfield Foods, Inc. †	1,140	22,401

Spartan Stores, Inc.	10,414	159,438

Spectrum Brands Holdings, Inc. †	2,805	112,228

Tate & Lyle PLC (United Kingdom)	3,554	38,230

Tesco PLC (United Kingdom)	52,817	283,397

Toyota Tsusho Corp. (Japan)	46,300	989,440

Tyson Foods, Inc. Class A	1,994	31,944

Unilever PLC (United Kingdom)	16,625	605,517

USANA Health Sciences, Inc. †	2,566	119,242

Walgreen Co.	75,532	2,752,386

WM Morrison Supermarkets PLC (United Kingdom)	32,606	150,368

Woolworths, Ltd. (Australia)	32,616	970,947

Yamazaki Baking Co., Inc. (Japan)	41,000	548,146

		80,353,218
Energy (5.3%)
Basic Energy Services, Inc. †	23,539	264,108

BG Group PLC (United Kingdom)	53,136	1,075,956

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy cont.
BP PLC (United Kingdom)	123,269	$870,057

Cairn India, Ltd. (India) †	70,838	443,793

Canadian Natural Resources, Ltd. (Canada)	20,300	626,283

Chevron Corp.	88,837	10,354,841

Clayton Williams Energy, Inc. †	3,635	188,620

CNOOC, Ltd. (China)	293,000	595,266

ConocoPhillips	27,123	1,550,893

CVR Energy, Inc. (Escrow) F	15,953	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,420) (Norway) ‡	8,417	126,255

Delek US Holdings, Inc.	24,468	623,689

Diamond Offshore Drilling, Inc.	14,631	962,866

ENI SpA (Italy)	75,145	1,648,760

EPL Oil & Gas, Inc. †	17,620	357,510

Eurasia Drilling Co., Ltd. GDR (Russia)	13,871	459,395

Exxon Mobil Corp.	150,535	13,766,426

Ezion Holdings, Ltd. (Singapore)	446,000	485,972

Gazprom OAO ADR (Russia)	55,911	560,672

Halliburton Co.	8,200	276,258

Helix Energy Solutions Group, Inc. †	33,455	611,223

Helmerich & Payne, Inc.	18,385	875,310

HollyFrontier Corp.	35,999	1,485,679

Inpex Corp. (Japan)	95	562,750

Key Energy Services, Inc. †	32,892	230,244

Kodiak Oil & Gas Corp. †	27,536	257,737

Lukoil OAO ADR (Russia)	20,615	1,275,665

Marathon Oil Corp.	87,397	2,584,329

Marathon Petroleum Corp.	49,956	2,727,098

Mitcham Industries, Inc. †	7,965	126,882

Murphy Oil Corp.	29,069	1,560,715

National Oilwell Varco, Inc.	48,127	3,855,454

NovaTek OAO GDR (Russia)	2,869	339,325

Occidental Petroleum Corp.	49,153	4,230,107

Oceaneering International, Inc.	39,464	2,180,386

Pacific Rubiales Energy Corp. (Colombia)	27,618	659,899

Peabody Energy Corp.	43,795	976,191

Petrofac, Ltd. (Jersey)	54,050	1,396,306

Petroleo Brasileiro SA ADR (Preference) (Brazil)	30,551	674,261

Petroleo Brasileiro SA ADR (Brazil)	4,200	96,348

Phillips 66	13,562	628,870

Repsol YPF SA (Spain)	25,267	491,789

Rosetta Resources, Inc. †	4,801	229,968

Royal Dutch Shell PLC Class A (United Kingdom)	53,590	1,855,990

Royal Dutch Shell PLC Class A (United Kingdom)	30,587	1,059,443

Royal Dutch Shell PLC Class B (United Kingdom)	40,702	1,447,700

Sapurakencana Petroleum Bhd (Malaysia) †	690,500	522,868

Schlumberger, Ltd.	17,037	1,232,286

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy cont.
Stallion Oilfield Holdings, Ltd.	1,034	$34,122

Statoil ASA (Norway)	50,987	1,318,911

Stone Energy Corp. †	11,910	299,179

Suncor Energy, Inc. (Canada)	6,300	207,244

Superior Energy Services †	33,111	679,438

Swift Energy Co. †	14,922	311,571

Technip SA (France)	5,124	571,734

Tesoro Corp.	47,649	1,996,493

Total SA (France)	23,967	1,192,092

Tullow Oil PLC (United Kingdom)	14,598	323,803

Unit Corp. †	5,684	235,886

Vaalco Energy, Inc. †	62,241	532,161

Valero Energy Corp.	122,722	3,887,833

W&T Offshore, Inc.	10,780	202,448

Walter Energy, Inc.	16,192	525,592

Western Refining, Inc.	17,197	450,217

Williams Cos., Inc. (The)	49,903	1,745,108

		83,926,275
Financials (9.8%)
3i Group PLC (United Kingdom)	112,322	405,141

ACE, Ltd.	5,496	415,498

AG Mortgage Investment Trust, Inc. R	5,934	143,187

Agree Realty Corp. R	10,033	255,741

Agricultural Bank of China, Ltd. (China)	1,291,000	500,511

AIA Group, Ltd. (Hong Kong)	354,800	1,317,141

Allianz SE (Germany)	10,917	1,299,899

Allied World Assurance Co. Holdings AG	18,726	1,446,584

American Equity Investment Life Holding Co.	31,988	372,020

American Financial Group, Inc.	24,672	935,069

Amtrust Financial Services, Inc.	6,242	159,920

Aon PLC	70,842	3,704,328

Apollo Commercial Real Estate Finance, Inc. R	11,354	196,878

Apollo Residential Mortgage, Inc.	15,341	338,116

Arch Capital Group, Ltd. †	36,721	1,530,531

Arlington Asset Investment Corp. Class A	6,828	162,916

ARMOUR Residential REIT, Inc. R	31,828	243,802

Ashford Hospitality Trust, Inc. R	37,512	315,101

Ashmore Group PLC (United Kingdom)	46,532	256,623

Assurant, Inc.	27,914	1,041,192

Australia & New Zealand Banking Group, Ltd. (Australia)	88,693	2,268,679

AvalonBay Communities, Inc. R	15,305	2,081,327

AXA SA (France)	74,376	1,111,395

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	33,225	262,696

Banco Latinoamericano de Exportaciones SA Class E (Panama)	22,547	498,063

Banco Santander Brasil SA ADS (Brazil)	54,023	398,150

Banco Santander Central Hispano SA (Spain) †	86,316	646,648

Bank Mandiri (Persero) Tbk PT (Indonesia)	976,000	832,665

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Bank of America Corp.	51,596	$455,593

Barclays PLC (United Kingdom)	584,395	2,034,231

Berkshire Hathaway, Inc. Class B †	31,668	2,793,118

BM&F Bovespa SA (Brazil)	87,700	529,942

BNP Paribas SA (France)	24,940	1,192,018

BofI Holding, Inc. †	14,866	387,259

BR Properties SA (Brazil)	32,000	417,511

British Land Company PLC (United Kingdom) R	34,107	288,107

C C Land Holdings, Ltd. (China)	1,096,687	233,624

Cardinal Financial Corp.	19,506	278,936

Cardtronics, Inc. †	8,436	251,224

CBL & Associates Properties, Inc. R	38,074	812,499

CBOE Holdings, Inc.	44,854	1,319,605

Chimera Investment Corp. R	297,091	805,117

China Construction Bank Corp. (China)	1,856,000	1,282,540

China Overseas Grand Oceans Group, Ltd. (China)	321,000	316,854

China Overseas Land & Investment, Ltd. (China)	226,000	572,627

CIMB Group Holdings Berhad (Malaysia)	231,900	568,886

CIT Group, Inc. †	20,598	811,355

Citigroup, Inc.	33,679	1,101,977

Citizens & Northern Corp.	12,608	247,243

Citizens Republic Bancorp, Inc. †	11,186	216,449

City National Corp.	5,392	277,742

CNO Financial Group, Inc.	43,761	422,294

Commonwealth Bank of Australia (Australia)	29,006	1,672,356

Credit Acceptance Corp. †	1,243	106,289

Credit Suisse Group (Switzerland)	16,372	348,190

DBS Group Holdings, Ltd. (Singapore)	52,000	607,357

Deutsche Bank AG (Germany)	28,990	1,147,292

Dexus Property Group (Australia)	882,485	869,358

Discovery Holdings, Ltd. (South Africa)	51,605	344,373

Dynex Capital, Inc. R	27,859	299,484

East West Bancorp, Inc.	15,996	337,836

Eaton Vance Corp.	57,752	1,672,498

Education Realty Trust, Inc. R	31,909	347,808

Entertainment Properties Trust R	3,970	176,387

Equity Residential Trust R	44,951	2,586,031

Everest Re Group, Ltd.	12,898	1,379,570

Fidelity National Financial, Inc. Class A	64,682	1,383,548

Financial Institutions, Inc.	13,027	242,823

First Community Bancshares Inc.	12,298	187,667

First Industrial Realty Trust † R	17,697	232,539

FirstRand, Ltd. (South Africa)	82,849	277,789

Flushing Financial Corp.	22,873	361,393

Genworth Financial, Inc. Class A †	88,411	462,390

Glimcher Realty Trust R	23,383	247,158

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Goldman Sachs Group, Inc. (The)	20,021	$2,275,987

Grupo Financiero Banorte SAB de CV (Mexico)	76,300	431,241

Hachijuni Bank, Ltd. (The) (Japan)	116,000	639,452

Hana Financial Group, Inc. (South Korea)	12,560	380,067

Hang Lung Group, Ltd. (Hong Kong)	111,000	701,134

Hanmi Financial Corp. †	25,826	330,831

Hartford Financial Services Group, Inc. (The)	106,360	2,067,638

Heartland Financial USA, Inc.	8,734	238,176

HFF, Inc. Class A †	39,612	590,219

Home Bancshares, Inc.	5,700	194,313

Hongkong Land Holdings, Ltd. (Hong Kong)	24,000	143,920

Housing Development Finance Corp., Ltd. (HDFC) (India) †	72,748	1,066,540

HSBC Holdings, PLC (United Kingdom)	287,912	2,671,570

Hysan Development Co., Ltd. (Hong Kong)	33,000	149,821

ICICI Bank, Ltd. (India)	25,026	501,592

Industrial and Commercial Bank of China, Ltd. (China)	1,966,000	1,156,067

ING Groep NV GDR (Netherlands) †	96,267	765,270

Insurance Australia Group, Ltd. (Australia)	240,074	1,084,434

Invesco Mortgage Capital, Inc. R	9,751	196,288

Investment AB Kinnevik Class B (Sweden)	41,236	857,630

Investors Real Estate Trust R	27,134	224,398

Itau Unibanco Holding SA ADR (Preference) (Brazil)	25,502	389,671

Jefferies Group, Inc.	88,553	1,212,291

Jones Lang LaSalle, Inc.	5,288	403,739

JPMorgan Chase & Co.	204,977	8,297,469

Kasikornbank PCL NVDR (Thailand)	117,400	693,521

Lexington Realty Trust R	74,069	715,507

LIC Housing Finance, Ltd. (India) †	104,743	558,592

LTC Properties, Inc. R	14,195	452,111

M&T Bank Corp.	18,066	1,719,161

Macquarie Group, Ltd. (Australia)	4,838	142,044

Maiden Holdings, Ltd. (Bermuda)	21,593	191,962

MainSource Financial Group, Inc.	19,392	248,993

MFA Financial, Inc. R	31,998	271,983

Mission West Properties R	18,575	161,603

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	321,300	1,497,023

Mitsui Fudosan Co., Ltd. (Japan)	30,000	600,342

Morgan Stanley	192,120	3,216,089

Nasdaq OMX Group, Inc. (The)	60,062	1,399,144

National Australia Bank, Ltd. (Australia)	26,076	687,040

National Bank of Canada (Canada)	4,129	312,478

National Financial Partners Corp. †	10,559	178,447

National Health Investors, Inc. R	12,461	640,994

Nationstar Mortgage Holdings, Inc. †	9,983	331,236

Nelnet, Inc. Class A	11,717	278,162

Northern Trust Corp.	59,581	2,765,452

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Ocwen Financial Corp. †	26,210	$718,416

One Liberty Properties, Inc. R	13,137	245,005

ORIX Corp. (Japan)	13,910	1,394,801

PartnerRe, Ltd.	9,131	678,251

Peoples Bancorp, Inc.	12,029	275,344

Persimmon PLC (United Kingdom)	18,637	228,944

PNC Financial Services Group, Inc.	43,699	2,757,407

Popular, Inc. (Puerto Rico) †	10,203	177,838

Portfolio Recovery Associates, Inc. †	2,572	268,594

Porto Seguro SA (Brazil)	47,600	478,759

ProAssurance Corp.	6,877	621,956

Protective Life Corp.	10,076	264,092

Prudential Financial, Inc.	14,577	794,592

Prudential PLC (United Kingdom)	140,446	1,822,405

PS Business Parks, Inc. R	8,562	572,113

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	916,000	709,377

Public Storage R	20,695	2,880,123

Rayonier, Inc. R	23,342	1,143,991

Regus PLC (United Kingdom)	112,117	184,623

Reinsurance Group of America, Inc. Class A	10,152	587,496

RenaissanceRe Holdings, Ltd.	14,915	1,149,052

Republic Bancorp, Inc. Class A	7,821	171,671

Resona Holdings, Inc. (Japan)	115,600	473,705

Royal Bank of Scotland Group PLC (United Kingdom) †	50,105	208,106

Sberbank of Russia ADR (Russia)	145,625	1,714,232

SCOR SE (France)	6,433	165,738

Siam Commercial Bank PCL (Thailand)	94,800	525,127

Simon Property Group, Inc. R	37,924	5,757,242

Societe Generale SA (France) †	5,233	149,258

Southside Bancshares, Inc.	9,605	209,485

Sovran Self Storage, Inc. R	8,745	505,898

St. Joe Co. (The) † S	45,235	882,083

Standard Chartered PLC (United Kingdom)	42,217	956,287

Starwood Property Trust, Inc. R	7,561	175,944

Stockland (Units) (Australia) R	208,077	718,888

Sun Hung Kai Properties, Ltd. (Hong Kong)	22,000	322,094

Suncorp Group, Ltd. (Australia)	83,393	798,902

Svenska Handelsbanken AB Class A (Sweden)	25,040	940,638

Swedbank AB Class A (Sweden)	50,235	944,946

Swiss Life Holding AG (Switzerland)	8,324	993,769

SWS Group, Inc. †	33,614	205,382

Symetra Financial Corp.	21,659	266,406

TD Ameritrade Holding Corp.	95,482	1,467,558

Toronto-Dominion Bank (The) (Canada)	19,283	1,607,045

Turkiye Garanti Bankasi AS (Turkey)	122,087	510,292

UBS AG (Switzerland)	43,858	535,267

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
UniCredit SpA (Italy) †	34,251	$143,172

United Overseas Bank, Ltd. (Singapore)	9,000	143,704

Universal Health Realty Income Trust R	3,323	152,792

Urstadt Biddle Properties, Inc. Class A R	10,581	214,054

Validus Holdings, Ltd.	24,260	822,657

Virginia Commerce Bancorp, Inc. †	31,827	278,486

Visa, Inc. Class A	1,900	255,132

W.R. Berkley Corp.	33,208	1,244,968

Walker & Dunlop, Inc. †	19,769	303,850

Walter Investment Management Corp.	12,092	447,525

Washington Banking Co.	15,064	213,457

Wells Fargo & Co.	249,182	8,604,254

Westpac Banking Corp. (Australia)	31,246	802,544

Wheelock and Co., Ltd. (Hong Kong)	122,000	523,665

World Acceptance Corp. †	2,674	180,361

Yuanta Financial Holding Co., Ltd. (Taiwan)	543,578	284,430

		153,852,543
Health care (5.9%)
Abbott Laboratories	10,974	752,377

ABIOMED, Inc. †	9,473	198,838

Aetna, Inc.	57,778	2,288,009

Affymax, Inc. †	13,846	291,597

Alfresa Holdings Corp. (Japan)	9,300	458,372

Amedisys, Inc. †	3,170	43,778

AmerisourceBergen Corp.	44,085	1,706,530

Amgen, Inc.	15,305	1,290,518

AmSurg Corp. †	8,617	244,550

Astellas Pharma, Inc. (Japan)	17,300	878,680

AstraZeneca PLC (United Kingdom)	24,385	1,164,945

athenahealth, Inc. †	1,487	136,462

Bayer AG (Germany)	18,939	1,629,548

Bio-Reference Labs, Inc. †	5,472	156,390

Biosensors International Group, Ltd. (Singapore) †	89,000	88,157

C.R. Bard, Inc.	14,920	1,561,378

Celgene Corp. †	16,268	1,242,875

Centene Corp. †	2,482	92,852

Coloplast A/S Class B (Denmark)	3,886	809,541

Community Health Systems, Inc. †	17,403	507,123

Computer Programs & Systems, Inc.	2,114	117,433

Conmed Corp.	17,376	495,216

Covidien PLC	7,621	452,840

Cubist Pharmaceuticals, Inc. †	8,451	402,944

Cyberonics, Inc. †	3,308	173,405

Eli Lilly & Co.	136,447	6,468,952

Endo Health Solutions, Inc. †	50,294	1,595,326

Forest Laboratories, Inc. †	112,316	3,999,573

Fresenius SE & Co. KGgA (Germany)	7,531	875,062

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Gilead Sciences, Inc. †	57,271	$3,798,785

GlaxoSmithKline PLC (United Kingdom)	93,187	2,149,618

Glenmark Pharmaceuticals, Ltd. (India) †	69,070	551,214

Greatbatch, Inc. †	21,314	518,570

Grifols SA ADR (Spain) †	16,642	379,937

Haemonetics Corp. †	3,326	266,745

HCA Holdings, Inc.	25,026	832,115

Health Management Associates, Inc. Class A †	64,008	537,027

Health Net, Inc. †	7,684	172,967

HealthSouth Corp. †	15,891	382,337

Hi-Tech Pharmacal Co., Inc. †	3,775	124,990

Humana, Inc.	26,374	1,850,136

Impax Laboratories, Inc. †	17,372	450,977

Jazz Pharmaceuticals PLC †	18,751	1,068,995

Johnson & Johnson	60,382	4,160,924

Kindred Healthcare, Inc. †	25,680	292,238

Magellan Health Services, Inc. †	3,129	161,488

McKesson Corp.	37,251	3,204,704

MedAssets, Inc. †	39,792	708,298

Medicines Co. (The) †	22,421	578,686

Merck & Co., Inc.	44,871	2,023,682

Merck KGaA (Germany)	2,256	278,442

Metropolitan Health Networks, Inc. †	43,929	410,297

Mitsubishi Tanabe Pharma Corp. (Japan)	10,300	156,638

Molina Healthcare, Inc. †	4,319	108,623

Novartis AG (Switzerland)	19,102	1,169,165

Novo Nordisk A/S Class B (Denmark)	7,121	1,123,936

Obagi Medical Products, Inc. †	45,315	562,359

Omega Healthcare Investors, Inc. R	21,174	481,285

Omnicare, Inc.	38,089	1,293,883

Oncothyreon, Inc. †	5,730	29,452

OraSure Technologies, Inc. †	35,290	392,425

Orion OYJ Class B (Finland)	22,938	491,466

Otsuka Holdings Company, Ltd. (Japan)	37,600	1,165,829

PDL BioPharma, Inc.	46,927	360,869

Pfizer, Inc.	476,081	11,830,613

Pharmacyclics, Inc. †	1,453	93,719

PharMerica Corp. †	15,826	200,357

PSS World Medical, Inc. †	4,568	104,059

Quality Systems, Inc.	2,937	54,481

Roche Holding AG-Genusschein (Switzerland)	11,355	2,121,176

RTI Biologics, Inc. †	38,010	158,502

Salix Pharmaceuticals, Ltd. †	2,612	110,592

Sanofi (France)	30,353	2,593,033

Shire PLC (United Kingdom)	11,540	341,577

Sinopharm Group Co. (China)	138,400	443,261

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Spectrum Pharmaceuticals, Inc. † S	39,027	$456,616

STAAR Surgical Co. †	45,117	341,085

Steris Corp.	5,637	199,944

Suzuken Co., Ltd. (Japan)	10,200	338,384

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	7,264	300,802

Triple-S Management Corp. Class B (Puerto Rico) †	6,611	138,170

United Therapeutics Corp. †	25,819	1,442,766

UnitedHealth Group, Inc.	131,337	7,277,383

ViroPharma, Inc. †	14,034	424,107

Warner Chilcott PLC Class A	92,595	1,250,033

WellCare Health Plans, Inc. †	9,959	563,181

		93,146,214
Technology (10.2%)
Acacia Research Corp. †	3,473	95,195

Actuate Corp. †	99,559	699,900

Acxiom Corp. †	31,763	580,310

Agilent Technologies, Inc.	62,276	2,394,512

Amadeus IT Holding SA Class A (Spain)	12,370	288,804

Anixter International, Inc.	3,694	212,257

AOL, Inc. †	59,966	2,112,602

Apple, Inc.	79,324	52,929,732

Applied Materials, Inc.	153,234	1,710,858

ASML Holding NV (Netherlands)	13,633	730,823

Aspen Technology, Inc. †	8,317	214,994

Asustek Computer, Inc. (Taiwan)	53,280	575,718

Baidu, Inc. ADR (China) †	1,300	151,866

BMC Software, Inc. †	45,528	1,888,957

Bottomline Technologies, Inc. †	10,194	251,690

Broadcom Corp. Class A †	59,774	2,066,985

Brocade Communications Systems, Inc. †	153,282	906,663

CA, Inc.	80,587	2,076,324

Cadence Design Systems, Inc. †	109,728	1,411,651

China Automation Group, Ltd. (China)	1,111,000	224,412

Cirrus Logic, Inc. †	3,230	124,000

Cisco Systems, Inc.	306,243	5,846,179

Coinstar, Inc. †	1,435	64,546

Commvault Systems, Inc. †	4,304	252,645

Computer Sciences Corp.	29,526	951,032

Computershare, Ltd. (Australia)	31,279	268,311

Cornerstone OnDemand, Inc. †	5,066	155,324

CSG Systems International, Inc. †	10,779	242,420

Dell, Inc. †	162,949	1,606,677

EMC Corp. †	7,400	201,798

EnerSys †	13,664	482,203

Entegris, Inc. †	62,864	511,084

Entropic Communications, Inc. †	32,753	190,622

Fair Isaac Corp.	18,514	819,430

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
FEI Co.	6,861	$367,064

First Solar, Inc. † S	10,586	234,427

Fujitsu, Ltd. (Japan)	289,000	1,084,149

Gemalto NV (Netherlands)	1,181	104,031

Google, Inc. Class A †	13,303	10,037,114

GSI Group, Inc. †	10,766	95,925

Hollysys Automation Technologies, Ltd. (China) †	60,496	590,441

Hon Hai Precision Industry Co., Ltd. (Taiwan)	352,022	1,090,230

IBM Corp.	31,302	6,493,600

Infineon Technologies AG (Germany)	127,047	806,158

Infoblox, Inc. †	8,735	203,089

InnerWorkings, Inc. †	15,386	200,326

Integrated Silicon Solutions, Inc. †	37,617	348,333

Intel Corp.	98,421	2,232,188

IntraLinks Holdings, Inc. †	30,011	196,272

Ixia †	7,799	125,330

JDA Software Group, Inc. †	9,189	292,026

KLA-Tencor Corp.	25,796	1,230,598

Konami Corp. (Japan)	4,800	109,093

Konica Minolta Holdings, Inc. (Japan)	77,500	595,246

L-3 Communications Holdings, Inc.	22,909	1,642,804

Lam Research Corp. †	24,257	771,009

LivePerson, Inc. †	11,832	214,278

Mail.ru Group., Ltd. GDR (Russia)	12,167	406,178

Manhattan Associates, Inc. †	4,862	278,447

MediaTek, Inc. (Taiwan)	34,000	357,343

Mentor Graphics Corp. †	29,700	459,756

Microsemi Corp. †	10,271	206,139

Microsoft Corp.	460,209	13,705,024

MTS Systems Corp.	5,582	298,916

Murata Manufacturing Co., Ltd. (Japan)	6,400	340,461

NEC Corp. (Japan) †	415,000	655,787

Netscout Systems, Inc. †	10,020	255,610

NTT Data Corp. (Japan)	122	380,775

NVIDIA Corp. †	87,205	1,163,315

Omnivision Technologies, Inc. †	17,463	243,696

Oracle Corp.	187,368	5,900,218

Parametric Technology Corp. †	9,601	209,302

Pegatron Corp. (Taiwan) †	219,000	283,259

Perficient, Inc. †	15,988	192,975

Pericom Semiconductor Corp. †	25,067	217,707

Photronics, Inc. †	30,130	161,798

Plantronics, Inc.	5,027	177,604

Polycom, Inc. †	39,561	390,467

Procera Networks, Inc. †	12,193	286,536

QLIK Technologies, Inc. †	3,605	80,788

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
QLogic Corp. †	119,034	$1,359,368

Qualcomm, Inc.	20,497	1,280,858

RealPage, Inc. †	8,450	190,970

RF Micro Devices, Inc. †	29,830	117,829

Rovi Corp. †	32,699	474,462

Rudolph Technologies, Inc. †	24,080	252,840

Samsung Electronics Co., Ltd. (South Korea)	3,229	3,887,496

SAP AG (Germany)	7,241	513,469

Semtech Corp. †	11,120	279,668

Silicon Graphics International Corp. †	8,398	76,422

Silicon Image, Inc. †	29,080	133,477

SK Hynix, Inc. (South Korea) †	40,560	823,721

Skyworks Solutions, Inc. †	7,526	177,350

Softbank Corp. (Japan)	18,800	760,939

Sourcefire, Inc. †	3,810	186,804

Spreadtrum Communications, Inc. ADR (China)	27,008	555,284

SS&C Technologies Holdings, Inc. †	13,000	327,730

Symantec Corp. †	142,068	2,557,224

Synaptics, Inc. †	1,164	27,959

Synchronoss Technologies, Inc. †	4,534	103,829

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	194,350	592,210

Tangoe, Inc. †	7,889	103,583

Tech Data Corp. †	12,610	571,233

Telefonaktiebolaget LM Ericsson Class B (Sweden)	37,172	339,043

Tencent Holdings, Ltd. (China)	23,000	779,288

Teradyne, Inc. †	62,311	886,062

TIBCO Software, Inc. †	16,051	485,222

Travelzoo, Inc. †	6,249	147,289

Tripod Technology Corp. (Taiwan)	125,180	307,191

Tyler Technologies, Inc. †	4,315	189,946

Ultimate Software Group, Inc. †	3,061	312,528

Ultra Clean Holdings, Inc. †	27,621	157,716

Unisys Corp. †	4,112	85,612

VASCO Data Security International, Inc. †	47,525	445,785

Vishay Intertechnology, Inc. †	54,190	532,688

Western Digital Corp. †	34,748	1,345,790

Wistron NeWeb Corp. (Taiwan)	190,200	352,091

Yandex NV Class A (Russia) †	16,400	395,404

		161,072,736
Transportation (0.7%)
Central Japan Railway Co. (Japan)	21,300	1,868,408

ComfortDelgro Corp., Ltd. (Singapore)	354,000	493,947

Delta Air Lines, Inc. †	188,077	1,722,785

Deutsche Lufthansa AG (Germany)	12,357	167,846

Deutsche Post AG (Germany)	14,026	274,216

Globaltrans Investment PLC 144A GDR (Russia)	17,809	370,071

Hankyu Hanshin Holdings, Inc. (Japan)	144,000	777,204

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (55.7%)* cont.	Shares	Value

Transportation cont.
International Consolidated Airlines Group SA (Spain) †	147,664	$355,911

Japan Airlines Co., Ltd. (Japan) †	1,500	70,156

Neptune Orient Lines, Ltd. (Singapore) †	600,000	550,053

Swift Transportation Co. †	38,253	329,741

Turk Hava Yollari (Turkey) †	217,881	456,466

United Continental Holdings, Inc. †	55,844	1,088,958

United Parcel Service, Inc. Class B	19,348	1,384,736

US Airways Group, Inc. †	13,271	138,815

Wabtec Corp.	12,321	989,253

		11,038,566
Utilities and power (1.5%)
Aboitiz Power Corp. (Philippines)	575,000	462,373

AES Corp. (The) †	147,770	1,621,037

Ameren Corp.	56,789	1,855,297

CenterPoint Energy, Inc.	97,600	2,078,880

Centrica PLC (United Kingdom)	114,883	608,921

China Resources Gas Group, Ltd. (China)	202,000	412,483

Chubu Electric Power, Inc. (Japan)	15,100	196,728

CMS Energy Corp.	62,373	1,468,884

DTE Energy Co.	38,213	2,290,487

Electric Power Development Co. (Japan)	10,000	262,046

Enel SpA (Italy)	192,275	681,628

Energias de Portugal (EDP) SA (Portugal)	56,450	155,696

Entergy Corp.	37,924	2,628,133

GDF Suez (France)	34,618	775,801

National Grid PLC (United Kingdom)	116,631	1,287,497

Origin Energy, Ltd. (Australia)	28,116	329,983

PG&E Corp.	79,890	3,408,906

Power Grid Corp. of India, Ltd. (India)	162,347	370,421

Red Electrica Corporacion SA (Spain)	18,699	888,108

TECO Energy, Inc.	57,367	1,017,691

Toho Gas Co., Ltd. (Japan)	83,000	551,033

Tokyo Gas Co., Ltd. (Japan)	102,000	561,916

Westar Energy, Inc.	31,488	933,934

		24,847,883

Total common stocks (cost $776,159,124)		$878,969,492

CORPORATE BONDS AND NOTES (12.5%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$20,000	$20,095

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	355,000	378,093

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	65,000	83,981

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	44,154

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)	275,000	317,554

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	90,000	92,025

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Basic materials cont.
Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		$440,000	$427,900

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018		365,000	374,236

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		125,000	136,875

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		300,000	336,000

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s, 2016		200,000	206,500

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020		210,000	263,550

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018		245,000	297,981

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		275,000	297,000

Domtar Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2042 (Canada)		160,000	163,355

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		135,000	181,030

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		265,000	294,784

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042		745,000	807,188

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022		535,000	563,571

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017		170,000	177,550

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		355,000	342,575

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)		160,000	155,600

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		165,000	160,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		340,000	319,600

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		140,000	128,450

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		215,000	220,913

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020		85,000	86,488

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		90,000	85,725

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		140,000	160,300

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		265,000	299,450

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		330,000	323,400

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		170,000	172,125

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	160,000	191,213

International Paper Co. sr. unsec. notes 7.95s, 2018		$725,000	933,121

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		285,000	319,913

Louisiana-Pacific Corp. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		115,000	128,081

Dynamic Asset Allocation Growth Fund	45

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Basic materials cont.
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		$135,000	$190,817

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		530,000	604,200

LyondellBasell Industries NV sr. unsec. unsub notes 5s,
2019 (Netherlands)		880,000	935,000

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024 (Netherlands)		285,000	324,188

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	100,000	92,353

Momentive Performance Materials, Inc. notes 9s, 2021		$60,000	43,500

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		135,000	143,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	249,188

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		270,000	271,350

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		95,000	95,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		35,000	35,700

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 3 1/2s, 2020 (Australia)		10,000	10,550

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		210,000	227,487

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		210,000	221,511

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		50,000	50,688

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		275,000	368,736

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	196,200

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		175,000	179,375

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		195,000	197,184

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		55,000	55,963

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		20,000	21,700

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		40,000	41,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		50,000	52,000

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		285,000	307,800

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	270,000

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		260,000	262,600

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		60,000	28,800

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		20,000	15,400

			14,982,116
Capital goods (0.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		40,000	40,800

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		301,000	322,446

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Capital goods cont.
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		$420,000	$460,950

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	429,726

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	83,250

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	181,125

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		45,000	47,138

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	159,138

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		285,000	324,900

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		100,000	103,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	124,989

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,125

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		55,000	56,375

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		280,000	305,200

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		140,000	150,150

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	91,089

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$235,000	241,207

Exide Technologies sr. notes 8 5/8s, 2018		170,000	147,263

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		115,000	115,016

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		380,000	410,400

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		805,000	1,029,037

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		60,000	63,000

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		400,000	372,000

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		270,000	290,925

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	76,945

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		200,000	207,544

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		100,000	107,750

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016		150,000	156,375

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019		195,000	205,725

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		200,000	212,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		105,000	107,100

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020		130,000	130,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015		190,000	134,425

Ryerson, Inc. company guaranty sr. notes 12s, 2015		501,000	517,283

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		195,000	215,736

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	$110,000	$119,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	229,950

Terex Corp. sr. unsec. sub. notes 8s, 2017	265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	400,000	426,000

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	188,000	209,385

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	285,000	314,925

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042	280,000	313,820

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	282,390

		9,934,252
Communication services (1.6%)
Adelphia Communications Corp. escrow bonds zero %, 2012	200,000	1,520

America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	140,000	182,163

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	208,046

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	249,920

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	50,000	67,775

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	125,000	164,090

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	175,000	185,009

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	310,000	416,285

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	165,000	177,788

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	610,313

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	166,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	150,000	162,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	198,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	95,000	95,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,875

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	180,263

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	255,269

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	495,000	528,413

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	190,000	193,325

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	95,000	101,413

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	356,400

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	368,000	500,980

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	182,163

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	$285,000	$277,875

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	535,000	563,088

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	108,500

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	145,000	159,863

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Netherlands)	195,000	293,301

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	170,000	184,875

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	243,000

DISH DBS Corp. company guaranty 6 5/8s, 2014	45,000	48,825

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	517,313

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015	10,000	11,250

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	235,000	256,150

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	184,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	146,009

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	92,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	330,000	372,900

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	190,000	215,650

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	290,000	310,300

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	354,400

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	130,000	140,400

Intelsat Investments SA company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	151,000	157,606

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	210,000	227,325

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	130,000	139,750

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,475

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	684,843	725,934

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	1,280,000	1,353,600

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	120,374

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	185,000	205,350

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020	185,000	199,800

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	45,000	47,813

Level 3 Financing, Inc. 144A company guaranty sr. unsec
unsub. notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	205,000	226,525

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	$125,000	$134,063

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	420,000	455,700

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	8,000	8,030

Nextel Communications, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2014	545,000	546,363

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	440,000	433,400

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	55,000	46,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	250,000	200,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	230,000	263,350

Qwest Corp. notes 6 3/4s, 2021	777,000	927,181

Qwest Corp. sr. notes FRN 3.639s, 2013	1,475,000	1,482,950

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	104,103

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	347,625

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,528

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020	70,000	73,500

SBA Tower Trust 144A notes 2.933s, 2017	610,000	626,746

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,095,000	1,007,400

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	250,000	278,125

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	310,000	319,300

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	205,000	232,163

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	145,000	150,800

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	580,788

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	340,000	374,326

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	105,000	136,846

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2042	590,000	588,393

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	65,000	66,219

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	164,931

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	270,000	377,023

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	271,700

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	123,000	136,223

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)	$360,000	$342,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	400,000	377,000

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	85,000	91,800

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	385,000	430,238

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	160,000	172,400

		25,684,626
Consumer cyclicals (2.2%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,675

ADT Corp./The 144A company guaranty sr. unsec notes
4 7/8s, 2042	258,000	278,516

ADT Corp./The 144A company guaranty sr. unsec notes
3 1/2s, 2022	362,000	372,982

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	205,000	237,131

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	245,000	166,600

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	315,000	257,513

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	215,000	178,450

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	365,000	411,081

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	299,000	310,960

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	10,403

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,626

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	105,000	110,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	101,138

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	70,000	74,813

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	205,000	206,025

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	35,000	35,350

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	95,475

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	105,000	109,725

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	120,000	128,250

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	390,000	351,975

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	240,000	262,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Building Materials Corp. 144A sr. notes 6 7/8s, 2018	$110,000	$117,975

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	104,025

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	205,000	226,781

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	1,075,000	1,155,625

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	129,000

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	100,000	136,019

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	238,488

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	175,000	176,313

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	45,000	51,131

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	225,000	213,188

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	95,000	103,550

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	160,000	172,800

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	375,000	399,375

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	80,000	88,800

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	125,000	139,063

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	413,162	441,050

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	275,000	244,750

Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	120,000	108,000

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec notes 7 5/8s, 2020	345,000	337,238

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	380,000	409,450

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	215,000	223,063

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	330,000	320,925

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	145,000	168,849

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022	95,000	94,406

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	245,000	267,050

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	395,000	435,676

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	352,000	403,920

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	370,000	396,825

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	265,000	300,113

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	252,000

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		$255,000	$320,191

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		570,000	584,113

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		480,000	543,815

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	325,125

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		160,000	159,200

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	341,053

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,150

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		235,000	256,150

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	196,685

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		65,000	67,600

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		89,000	91,448

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		520,000	582,400

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		205,000	220,375

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		160,000	168,800

Jarden Corp. company guaranty sr. unsec. sub. notes
Ser. 1, 7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$355,000	403,813

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	41,721

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		65,000	65,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	142,800

KB Home company guaranty sr. unsec. unsub. notes
7 1/2s, 2022		25,000	26,625

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		65,000	71,825

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		145,000	154,425

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		787,000	822,415

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		250,000	250,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		70,000	72,275

Liberty Interactive, LLC debs. 8 1/4s, 2030		195,000	205,725

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		230,000	261,625

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	112,744

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		420,000	454,125

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		245,000	286,068

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	$220,000	$239,841

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	70,000	75,299

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	695,000	711,435

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	285,000	25,650

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	275,000	290,125

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,906

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	95,000	99,275

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	125,000	133,750

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	135,000	140,738

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	33,750

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	145,000	158,050

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	150,000	150,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	188,568

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	666,616	701,613

Navistar International Corp. sr. notes 8 1/4s, 2021	527,000	500,650

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	209,100

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	281,432

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)	75,000	84,563

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)	110,000	109,175

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	255,000	281,775

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	100,000	106,500

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	842,525

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	140,000	156,800

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	195,000	199,875

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	145,000	159,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	45,000	49,163

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	285,000	327,750

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	195,000	202,800

QVC Inc. 144A sr. notes 7 3/8s, 2020	160,000	177,880

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	85,000	88,400

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	130,000	133,900

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	$380,000	$407,550

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	59,675

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	84,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	60,638

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	295,000	329,663

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	195,000	208,163

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	342,200

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	315,000	312,638

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	90,000	89,325

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	334,950

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	227,150

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)	485,000	539,563

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020	210,000	226,275

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	110,000	120,175

Sears Holdings Corp. company guaranty 6 5/8s, 2018	120,000	111,900

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	90,225

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	54,588

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018	155,000	174,763

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018	105,000	118,388

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	200,000	206,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	45,000	48,263

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	69,225

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	340,000	362,100

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	180,000	206,598

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	30,000	32,015

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	450,000	484,381

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	65,000	66,138

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	535,000	583,150

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	65,000	66,219

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	50,000	18,875

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014	80,000	64,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡	46,000	34,960

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		$124,000	$88,660

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	165,000	223,296

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$100,000	114,250

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		330,000	351,450

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		240,000	243,600

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		540,000	773,628

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		80,000	83,942

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		30,000	34,486

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		55,000	61,188

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	331,500

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 (no set date to PIK expiration) ‡‡		185,000	191,475

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		484,000	522,720

			35,349,459
Consumer staples (1.0%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		51,000	73,047

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019		7,000	9,939

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022		255,000	253,109

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020		315,000	391,126

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		80,000	91,400

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		70,000	77,700

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		65,000	70,769

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		104,000	106,991

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019		13,000	16,471

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016		122,000	130,251

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		180,000	208,800

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		70,000	76,300

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		165,026	179,878

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		180,000	165,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		256,907	233,143

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		375,000	388,125

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$350,000	$400,750

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		110,000	125,125

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		50,000	50,750

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		550,000	588,500

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019		80,000	102,236

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013		398,429	403,673

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	251,750

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		295,000	333,350

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		75,000	85,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		290,000	313,200

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		100,000	102,500

Delhaize Group company guaranty sr. unsec notes 5.7s,
2040 (Belgium)		480,000	427,065

Delhaize Group company guaranty sr. unsec notes 4 1/8s,
2019 (Belgium)		125,000	120,751

Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)		135,000	141,835

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2017 (United Kingdom)		280,000	341,817

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		285,000	321,338

Dole Food Co. sr. notes 13 7/8s, 2014		107,000	120,375

Dole Food Co. 144A sr. notes 8s, 2016		170,000	177,863

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	268,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		75,000	91,302

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		216,000	224,213

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		100,000	108,000

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	346,353

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$310,000	347,975

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		85,000	84,788

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		55,000	51,150

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040		180,000	245,358

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2042		40,000	44,623

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		20,000	24,590

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	$74,000	$89,553

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020	145,000	152,250

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020	135,000	145,125

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	79,479

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	234,152

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	125,000	139,375

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	290,000	323,996

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	250,809

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	90,000	95,625

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	315,000	346,500

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	520,000	549,900

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	245,000	251,738

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	709,000	729,384

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	210,000	215,250

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	90,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	290,934

Service Corporation International sr. notes 7s, 2019	115,000	127,075

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	625,000	698,438

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,938

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	200,000	215,000

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	355,000	407,363

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	70,000	73,938

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	105,000	114,975

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	365,000	411,538

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	85,000	89,250

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	159,650

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	65,000	69,875

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	123,484

		15,385,573
Energy (1.6%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	100,000	104,750

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	84,600

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	80,000	66,400

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Energy cont.
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		$165,000	$139,425

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		185,000	198,875

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		610,000	816,760

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		130,000	151,134

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		170,000	182,741

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		40,000	33,600

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		220,000	184,800

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020		75,000	76,313

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †		120,000	22,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	133,750

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017		195,000	208,650

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)		430,000	461,312

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)		300,000	356,554

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		455,000	487,988

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		65,000	66,463

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042
(Canada)		455,000	472,591

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		200,000	226,000

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		230,000	248,400

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017		95,000	99,038

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	50,000	65,662

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		$50,000	50,125

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019		255,000	244,800

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		275,000	302,500

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		65,000	67,925

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	90,300

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		530,000	555,175

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		310,000	323,950

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
Continental Resources, Inc. company guaranty sr. unsec
notes 5s, 2022	$235,000	$244,988

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022	195,000	203,775

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	325,000	347,750

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	80,000	79,600

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	381,375

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	50,000	54,250

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	585,000	544,050

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	145,000	140,288

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	185,000	179,450

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	265,000	282,225

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)	158,000	193,292

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)	230,000	270,365

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,118,640

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	420,000	406,350

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	20,000	20,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	258,169

Hiland Partners LP / Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	105,000	109,200

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	60,000	80,553

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	245,000	248,675

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	55,000	55,550

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	375,000	397,500

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	80,000	86,400

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	355,000	402,038

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	100,000	92,000

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	$205,000	$219,350

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	80,000	85,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	195,250

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	233,625

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	245,000	284,894

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	200,000	206,000

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	135,000	142,931

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	460,000	508,300

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	345,000	376,050

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	405,000	458,663

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	25,563

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	190,000	190,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	426,400

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	215,000	244,258

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	1,920,000	1,735,142

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	385,000	390,775

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	370,000	373,700

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	115,000	126,500

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	95,000	100,225

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	315,000	348,075

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,074,600

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	515,000	530,450

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	60,000	61,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	115,000	120,750

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	288,635

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	131,875

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	111,300

SM Energy Co. 144A sr. notes 6 1/2s, 2023	40,000	42,100

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	136,503

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	195,000	208,163

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019
(Canada)	$55,000	$59,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	77,625

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	135,000	139,388

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	685,000	991,525

Whiting Petroleum Corp. company guaranty 7s, 2014	370,000	394,050

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	20,466

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	56,379

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	91,375

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	320,000	345,600

		24,543,937
Financials (2.2%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 2.028s, 2014 (United Kingdom)	135,000	133,986

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	890,000	954,685

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	150,000	141,000

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	663,002

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	285,077

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	210,000	214,725

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	227,133

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	160,000	177,200

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	145,000	169,650

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	140,000	160,650

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	85,000	88,613

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014	236,000	233,052

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American Express Co. sr. unsec. notes 8 1/8s, 2019	420,000	568,191

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	412,000	504,185

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	507,199

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	251,305

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	425,000	389,938

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	60,000	69,033

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	285,000	331,280

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,005,000	1,162,293

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	185,000	187,472

Bank of New York Mellon Corp. (The) sr. unsec. unsub
notes 1.969s, 2017	270,000	278,622

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	20,000	20,952

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$130,000	$120,250

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	763,888

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	480,000	516,513

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	700,853

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017
(France)	110,000	110,082

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	411,000	378,120

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	218,132

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	455,000	457,275

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	136,000	140,080

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	85,000	92,863

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	265,000	296,800

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	218,485

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	184,025

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	241,313

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	135,000	144,113

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	346,175

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	227,325

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	11,000	13,022

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	602,000	689,423

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	280,000	304,039

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	140,000	163,450

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	250,000	243,750

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013
(United Kingdom)	5,000	5,024

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	189,450

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	120,000	136,350

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016	260,000	252,617

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	563,651

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	414,596

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	131,066

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub notes 5 1/8s, 2022	100,000	111,810

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	189,406

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	320,000	341,159

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	473,165

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	85,000	86,700

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	$575,000	$616,688

International Lease Finance Corp. sr. unsec. Ser. MTN,
5 5/8s, 2013	625,000	644,531

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	70,038

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	245,000	252,963

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	395,000	408,825

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	185,000	198,413

JPMorgan Chase & Co. sr. notes 6s, 2018	724,000	863,199

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	700,000	759,500

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	90,000	91,316

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	906,000	1,085,491

MetLife, Inc. sr. unsec. 6 3/4s, 2016	155,000	185,522

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,278,757

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	125,350

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,500

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	120,000	134,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	65,550

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	165,850

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	100,000	106,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	55,000	54,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	124,063

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	246,713

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	171,400

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022	234,000	250,489

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	205,200

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	160,000	172,000

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	144,200

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	555,000	576,602

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	140,000	169,400

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	170,000	175,954

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	295,000	295,738

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Financials cont.
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)		$320,000	$339,265

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		120,000	126,972

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016		63,000	66,000

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)		500,000	492,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		220,000	241,722

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		320,000	336,000

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		100,000	114,564

SLM Corp. sr. notes Ser. MTN, 8s, 2020		225,000	259,875

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		140,000	163,970

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		2,000,000	2,350,180

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		195,000	206,073

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		500,000	531,450

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,976,000	2,126,769

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		95,000	113,866

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		45,000	47,670

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		220,000	251,030

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		290,000	300,150

			35,215,721
Health care (0.7%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		129,000	151,977

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	364,079

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		270,000	369,405

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		215,000	227,900

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		275,000	284,969

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		295,000	314,544

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	360,579

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		$255,000	246,075

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		195,000	202,313

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		275,000	301,813

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		135,000	143,775

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	261,006

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,564

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$545,000	$591,325

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	220,000	233,200

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	155,000	167,013

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	205,000	218,325

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	270,000	298,350

HCA, Inc. sr. notes 6 1/2s, 2020	795,000	882,450

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	70,000	79,100

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	50,000	50,688

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	400,000	418,000

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020	60,000	63,600

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	300,000	286,500

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	255,000	286,238

Kinetic Concepts/KCI USA 144A company
guaranty notes 10 1/2s, 2018	450,000	475,875

Kinetic Concepts/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	210,000	232,050

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	155,000	171,275

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	45,000	58,872

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	65,000	65,325

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	82,400

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	87,885	88,324

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	200,000	215,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	67,000	77,385

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	300,000	330,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	155,000	175,150

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Curacao)	135,000	143,459

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	359,746

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	59,357

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	170,000	184,450

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	45,000	47,363

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	105,000	110,513

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	$45,000	$47,925

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	7,000

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	40,000	40,800

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	95,000	97,527

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	80,000	80,977

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	20,000	20,216

WellPoint, Inc. notes 7s, 2019	95,000	118,637

		10,468,714
Technology (0.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	319,725

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	35,000	33,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	195,000	127,725

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	155,000	137,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	279,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	410,000	407,950

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	175,000	172,375

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	395,000	433,078

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	215,000	254,446

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	235,000	247,925

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	140,000	156,450

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	290,000	300,513

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	933,166	955,329

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	553,613

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	206,250

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	147,220

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	88,000	96,800

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	315,000	342,563

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	101,277

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	153,821

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	155,000	202,916

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	120,000	141,141

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	379,626

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	110,000	125,400

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	130,000	144,300

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	118,125

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	470,000	499,375

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Technology cont.
Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	$167,000	$125,250

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	1,925,000	1,974,259

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	79,402

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	292,513

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 10s, 2013 (Netherlands)	34,000	36,295

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	355,000	408,250

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	160,022

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	195,000	215,475

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	233,275

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	275,000	295,625

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	154,000	192,581

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	68,389

		11,223,642
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	357,000

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	290,000	318,275

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	126,610

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	95,000	118,673

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	560,000	608,593

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	184,790	211,123

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	45,000	44,875

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	295,000	299,052

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	360,000	389,700

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	165,000	110,550

		2,584,451
Utilities and power (0.7%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	180,000	183,671

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021	325,000	370,500

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	725,000	837,375

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	38,122

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	26,772

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	235,000	258,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	570,000	608,475

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	30,000	35,134

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	130,000	142,935

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	345,000	378,638

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	274,444

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	$410,000	$231,650

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	70,000	36,400

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	30,000	16,500

Edison Mission Energy sr. unsec. notes 7.2s, 2019	395,000	203,425

Edison Mission Energy sr. unsec. notes 7s, 2017	10,000	5,175

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	768,829

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	262,039

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	115,000	152,639

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	165,000	201,842

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	100,000	110,250

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	256,000	273,920

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	154,000	173,250

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	300,000	340,500

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	98,354

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	83,508

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	230,000	236,770

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019	90,000	96,300

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020	395,000	430,550

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022	60,000	61,200

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	444,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,775

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	105,000	116,813

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	244,912

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,956

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	235,000	313,242

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	115,000	150,197

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	108,300

NiSource Finance Corp. company guaranty sr. unsec.
notes 6 1/8s, 2022	75,000	92,107

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	799,313

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	160,000	184,889

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	112,000	147,201

PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	425,000	450,099

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	144,000	163,761

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	75,000	98,387

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	256,800

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	155,000	156,163

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Utilities and power cont.
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	$10,000	$11,307

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	185,000	68,450

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	506,166	118,949

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	130,000	101,725

Toledo Edison Co. (The) 1st mortgage bonds 7 1/4s, 2020	120,000	157,312

Union Electric Co. sr. notes 6.4s, 2017	140,000	172,002

		11,376,327

Total corporate bonds and notes (cost $184,057,758)		$196,748,818

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$7,000,000	$7,498,750

		7,498,750
U.S. Government Agency Mortgage Obligations (3.7%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

Federal National Mortgage Association
Pass-Through Certificates
6s, October 1, 2016	403,668	430,332
5s, TBA, October 1, 2042	23,000,000	25,091,563
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	346,408	374,270
4s, TBA, October 1, 2042	17,000,000	18,318,828
3 1/2s, TBA, October 1, 2027	11,000,000	11,704,688
3s, TBA, November 1, 2042	1,000,000	1,052,891
3s, TBA, October 1, 2042	1,000,000	1,055,547

		59,082,338

Total U.S. government and agency mortgage obligations (cost $66,171,272)		$66,581,088

MORTGAGE-BACKED SECURITIES (2.6%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$2,997,000	$2,320,817

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	2,753,945	330,473

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	948,581	132,801

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	218,935	228,234
Ser. 07-1, Class XW, IO, 0.481s, 2049	1,506,705	14,282

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	2,050,491	22,287
Ser. 04-5, Class XC, IO, 0.877s, 2041	2,474,102	32,270
Ser. 02-PB2, Class XC, IO, 0.679s, 2035	1,106,238	277
Ser. 07-5, Class XW, IO, 0.555s, 2051	6,255,272	81,519
Ser. 05-1, Class XW, IO, 0.073s, 2042	12,420,131	4,297

70 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	$499,753	$334,835

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	1,064,650	723,962

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	5,943,456	252,597
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	13,654,343	568,021
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	13,012,879	331,828
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	13,004,852	331,624

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	543,096	502,363

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042	568,000	562,933
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	321,095	4,078

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	410,523
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	7,102,630	124,296

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,281,793	59,783
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,427,575	30,407
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,022,849	57,434
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,614,280	22,761

CFCRE Commercial Mortgage Trust 144A Ser. 11-C1, Class XA,
IO, 1.664s, 2044	4,809,696	288,582

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	463,386	388,086

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	340,000	358,493

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.157s, 2049	38,623,874	538,803

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036	557,727	507,532

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049	2,723,207	36,273
Ser. 07-CD4, Class XC, IO, 0.192s, 2049	9,108,237	83,796

Commercial Mortgage Pass-Through Certificates Ser. 05-C6,
Class AJ, 5.209s, 2044	645,000	656,623

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.471s, 2043	15,280,969	136,291
Ser. 06-C8, Class XS, IO, 0.213s, 2046	49,735,715	592,454

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	600,888	519,768
Ser. 06-6, Class 06-6, 6s, 2036	757,750	676,103
Ser. 07-3, Class A30, 5 3/4s, 2037	540,224	469,804

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039	628,532	630,255
Ser. 06-C5, Class AX, IO, 0.21s, 2039	5,775,508	79,124

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.238s, 2049	15,831,374	58,750
Ser. 07-C1, Class AX, IO, 0.205s, 2040	38,085,490	236,130

Dynamic Asset Allocation Growth Fund 71

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038	$270,000	$283,946

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040 F	359,809	389,484
FRB Ser. 03-CK2, Class G, 5.744s, 2036	909,000	911,025
Ser. 03-C3, Class AX, IO, 1.904s, 2038	4,043,005	16,952
Ser. 02-CP3, Class AX, IO, 1.333s, 2035	577,264	1,764

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.717s, 2032	138,657	225,731
IFB Ser. 3072, Class SM, 22.987s, 2035	187,985	300,032
IFB Ser. 3072, Class SB, 22.841s, 2035	168,175	267,373
IFB Ser. 3249, Class PS, 21.547s, 2036	146,517	224,743
IFB Ser. 3065, Class DC, 19.198s, 2035	107,574	167,554
IFB Ser. 2990, Class LB, 16.381s, 2034	177,132	248,550
IFB Ser. 3727, Class PS, IO, 6.479s, 2038	1,845,817	165,255
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,258,374	167,313
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	3,900,884	617,549
Ser. 3747, Class HI, IO, 4 1/2s, 2037	229,919	18,310
Ser. T-56, Class A, IO, 0.524s, 2043	133,109	2,324
Ser. T-56, Class 3, IO, 0.482s, 2043	108,266	1,421
Ser. T-56, Class 1, IO, 0.299s, 2043	141,446	1,061
Ser. T-56, Class 2, IO, 0.131s, 2043	129,875	406
Ser. 1208, Class F, PO, zero %, 2022	2,657	2,481
FRB Ser. 3326, Class WF, zero %, 2035	14,765	13,289

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	85,812	157,831
IFB Ser. 06-8, Class HP, 23.773s, 2036	88,843	150,696
IFB Ser. 07-53, Class SP, 23.406s, 2037	163,440	265,127
IFB Ser. 05-75, Class GS, 19.601s, 2035	175,791	259,834
IFB Ser. 404, Class S13, IO, 6.184s, 2040	1,409,863	208,103
Ser. 03-W10, Class 1, IO, 1.408s, 2043	202,631	9,229
Ser. 01-50, Class B1, IO, 0.406s, 2041	1,408,053	8,800
Ser. 02-W8, Class 1, IO, 0.334s, 2042	743,445	7,783
Ser. 01-79, Class BI, IO, 0.311s, 2045	504,612	4,691
Ser. 03-34, Class P1, PO, zero %, 2043	24,158	21,551

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	216,271	4,596

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045	98,321,288	402,840
Ser. 07-C1, Class XC, IO, 0.145s, 2049	36,475,282	275,498

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	415,000	413,104
Ser. 97-C1, Class X, IO, 1.345s, 2029	193,863	7,824
Ser. 05-C1, Class X1, IO, 0.763s, 2043	2,432,051	32,706

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035	169,677	11,548
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040	69,924	10,628
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	85,914	12,879
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,089,265	235,439
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,609,762	169,025
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,137,426	202,270
Ser. 99-31, Class MP, PO, zero %, 2029	4,956	4,691

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	$1,616,741	$61,113

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 1.043s, 2042	5,417,766	89,897

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	98,653	98,653

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC,
IO, 0.148s, 2038	2,558,078	4,658

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.549s, 2035	582,623	387,444

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	2,164,628	1,374,539

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.852s, 2041	207,000	211,324
FRB Ser. 05-CB12, Class AJ, 4.987s, 2037	846,000	862,962
Ser. 04-C3, Class B, 4.961s, 2042	331,000	327,525
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	2,604,407	44,410
Ser. 06-CB17, Class X, IO, 0.688s, 2043	12,748,902	226,497
Ser. 07-LDPX, Class X, IO, 0.49s, 2049	14,056,168	163,473

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	2,763,827	24,360

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036	997,459	797,343

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.719s, 2040	879,984	844,784

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	410,019	410,019
Ser. 07-C2, Class XW, IO, 0.693s, 2040	1,175,889	22,519

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.841s, 2038	1,525,934	33,546
Ser. 05-C5, Class XCL, IO, 0.645s, 2040	9,878,894	141,179
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	8,905,942	65,610
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	2,874,056	40,389
Ser. 06-C6, Class XCL, IO, 0.24s, 2039	34,874,320	610,614
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	9,259,474	55,909

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	1,523,483	45,705

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	19,932	25

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	57,000	61,262
FRB Ser. 07-C1, Class A2, 5.938s, 2050	73,739	75,015
Ser. 05-CKI1, Class AJ, 5.39s, 2037	254,000	257,556
Ser. 03-KEY1, Class C, 5.373s, 2035	280,000	282,772

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	2,875,598	35,197
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	3,282,549	38,521

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	774,010	58,593
Ser. 05-C3, Class X, IO, 6.146s, 2044	332,042	24,173

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	$1,930	$1,945
FRB Ser. 06-T23, Class A2, 5.918s, 2041	385,387	387,298
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049	591,097	604,397
Ser. 07-IQ14, Class A2, 5.61s, 2049	252,550	262,045

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.243s, 2041	394,000	401,837

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	1,333,143	1,373,137

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.988s, 2012	90	—

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,132,278	115,581
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,075,167	23,116
Ser. 06-AR8, Class X, IO, 0.4s, 2036	4,770,315	63,922

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.035s, 2045	1,202,140	228,407

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	529,000	568,754

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	329,000	306,299
Ser. 06-C29, IO, 0.541s, 2048	37,988,218	559,946
Ser. 07-C34, IO, 0.53s, 2046	4,274,228	51,718

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.506s, 2042	9,821,664	68,752
Ser. 06-C26, Class XC, IO, 0.092s, 2045	14,686,272	33,191

WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class A1, 5.429s, 2049	874,955	883,704

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	386,261	328,322
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	393,982	299,427
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	1,376,588	1,032,441
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045	612,485	502,237
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045	585,756	483,248

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	432,827	430,663
Ser. 05-9, Class 2A9, 5 1/4s, 2035	300,000	310,827
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036	573,104	548,030
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036	970,267	827,764
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	2,989,096	2,480,950

Total mortgage-backed securities (cost $39,035,044)		$41,600,369

COMMODITY LINKED NOTES (0.8%)*	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P
GSCI Light Energy Index TR multiplied by 3) (United Kingdom)	$4,844,000	$6,578,152

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)	4,844,000	6,580,324

Total commodity linked notes (cost $9,688,000)		$13,158,476

74 Dynamic Asset Allocation Growth Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	193,300	$242,135

iShares Russell 2000 Growth Index Fund	5,460	522,031

SPDR S&P 500 ETF Trust	78,147	11,247,698

Total investment companies (cost $10,876,434)		$12,011,864

FOREIGN GOVERNMENT AND
AGENCY BONDS AND NOTES (0.7%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$125,000	$106,250

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	850,000	845,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	4,755,000	4,338,938

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	200,000	215,572

Indonesia (Republic of) 144A notes 5 1/4s, 2042	930,000	1,059,038

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021	400,000	458,000

Poland (Government of) sr. unsec. bonds 5s, 2022	645,000	748,200

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024	735,000	825,038

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	150,000	138,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,425,000	2,440,763

Total foreign government and agency bonds and notes (cost $11,039,510)		$11,175,549

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/138.00	20,867	$27,782

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	$9,601,827	1,743,903

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	9,601,827	175,080

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	6,544,000	967,858

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	9,607,000	184,570

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	6,544,000	158,352

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	9,607,000	1,696,596

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	1,340,000	60,622

Dynamic Asset Allocation Growth Fund 75

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	$1,560,694	$193,771

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	1,560,694	11,693

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 4.77%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	324,000	40,399

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.77%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	324,000	2,393

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,127,866	106,756

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,127,866	45,746

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,681,000	257,979

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	2,681,000	29,928

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	8,455,000	1,032,719

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	8,455,000	64,723

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	967,357

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	7,941,000	60,495

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	515,000	9,656

76 Dynamic Asset Allocation Growth Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	$515,000	$9,244

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	170,000	9,155

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	170,000	262

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	987,000	65,843

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	987,000	12,535

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	515,000	8,580

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	515,000	7,854

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	170,000	9,041

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	170,000	77

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	515,000	7,066

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	170,000	9,005

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	170,000	2

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,681,000	257,979

Dynamic Asset Allocation Growth Fund 77

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	$2,681,000	$29,928

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
5.11% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/5.11	5,322,000	34,609

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to receive a fixed rate
of 4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	967,357

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	60,495

Total purchased options outstanding (cost $9,601,798)			$9,327,410

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$299,143	$299,143

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	40,538	40,965

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	551,000	499,836

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	195,000	195,488

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.632s, 2014	118,112	110,907

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	71,605	71,649

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	162,989	162,514

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	190,513	191,069

First Data Corp. bank term loan FRN 5.217s, 2017	59,603	58,411

First Data Corp. bank term loan FRN 4.217s, 2018	560,071	534,168

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	172,610	165,544

Goodman Global, Inc. bank term loan FRN 9s, 2017	216,364	217,986

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	156,156

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	400,000	396,300

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	279,300	282,791

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	160,000	160,300

Motor City Casino bank term loan FRN 6s, 2017	350,765	352,957

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	195,000	195,820

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	173,688	175,063

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017	297,000	297,789

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	210,000	205,433

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017	799,610	548,857

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014	62,293	59,057

Total senior loans (cost $5,577,929)		$5,454,328

78 Dynamic Asset Allocation Growth Fund

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	471	$440,606

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,430	387,447

M/I Homes, Inc. $2.438 pfd. †	5,500	112,255

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	657	463,780

Total preferred stocks (cost $1,283,221)		$1,404,088

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$162,000	$159,570

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	201,000	184,920

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	49,000	67,865

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero % , 3/1/16) 2026 ††	324,000	289,778

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	90,000	79,819

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	59,000	61,692

Total convertible bonds and notes (cost $828,995)		$843,644

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	7,578	$154,099

General Motors Co. Ser. B, $2.375 cv. pfd.	5,637	211,563

Lucent Technologies Capital Trust I 7.75% cv. pfd.	217	125,318

United Technologies Corp. $3.75 cv. pfd. †	2,600	145,860

Total convertible preferred stocks (cost $763,288)		$636,840

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$53,017
4.071s, 1/1/14	150,000	155,301

Total municipal bonds and notes (cost $200,000)		$208,318

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$1,815

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR 4.67	5,560	2,092

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$25.50	49,174	9,835

Total warrants (cost $10,021)				$13,742

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 04-HE2,
Class A1A, 0.617s, 2035	$2,087	$1,737

Total asset-backed securities (cost $2,087)		$1,737

SHORT-TERM INVESTMENTS (27.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	2,166,004	$2,166,004

Putnam Money Market Liquidity Fund 0.14% L	325,561,660	325,561,660

SSgA Prime Money Market Fund 0.14% P	9,502,276	9,502,276

U.S. Treasury Bills with effective yields ranging from
0.164% to 0.168%, May 30, 2013 # ##	$4,582,000	4,577,404

Dynamic Asset Allocation Growth Fund 79

SHORT-TERM INVESTMENTS (27.0%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.187% to 0.190%, May 2, 2013 # ##	$6,771,000	$6,764,994

U.S. Treasury Bills with an effective yield of 0.172%,
April 4, 2013 # ##	6,026,000	6,021,746

U.S. Treasury Bills with effective yields ranging from
0.105% to 0.107%, December 13, 2012 # ##	4,153,000	4,152,306

U.S. Treasury Bills with effective yields ranging from
0.083% to 0.105%, November 15, 2012 #	23,402,000	23,398,952

Straight-A Funding, LLC commercial paper 144A Ser. 1
with an effective yield of 0.178%, October 10, 2012	31,000,000	30,998,605

Straight-A Funding, LLC commercial paper with
an effective yield of 0.178%, November 5, 2012	12,391,000	12,388,832

Total short-term investments (cost $425,529,297)		$425,532,779

TOTAL INVESTMENTS

Total investments (cost $1,540,823,778)		$1,663,668,542

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

80 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,577,108,264.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $248,630,565 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Growth Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Buy	10/17/12	$1,476,345	$1,452,092	$24,253

	Canadian Dollar	Sell	10/17/12	3,030,616	3,017,531	(13,085)

	Swedish Krona	Buy	10/17/12	1,574,788	1,537,787	37,001

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	1,549,777	1,511,807	37,970

	Brazilian Real	Buy	10/17/12	967,212	960,696	6,516

	Brazilian Real	Sell	10/17/12	967,212	964,931	(2,281)

	British Pound	Buy	10/17/12	2,381,722	2,355,517	26,205

	Canadian Dollar	Sell	10/17/12	3,864	27,253	23,389

	Chilean Peso	Sell	10/17/12	263,240	277,745	14,505

	Czech Koruna	Buy	10/17/12	1,891,771	1,924,165	(32,394)

	Czech Koruna	Sell	10/17/12	1,891,771	1,879,374	(12,397)

	Euro	Buy	10/17/12	5,504,291	5,511,726	(7,435)

	Hungarian Forint	Buy	10/17/12	6,390	6,467	(77)

	Hungarian Forint	Sell	10/17/12	6,390	6,228	(162)

	Indian Rupee	Buy	10/17/12	262,439	259,464	2,975

	Indian Rupee	Sell	10/17/12	262,439	246,603	(15,836)

	Japanese Yen	Buy	10/17/12	369,158	365,340	3,818

	Malaysian Ringgit	Buy	10/17/12	240,626	239,369	1,257

	Malaysian Ringgit	Sell	10/17/12	240,626	235,971	(4,655)

	Mexican Peso	Buy	10/17/12	259,369	282,553	(23,184)

	New Zealand Dollar	Sell	10/17/12	481,228	461,444	(19,784)

	Norwegian Krone	Buy	10/17/12	309,017	315,926	(6,909)

	Polish Zloty	Buy	10/17/12	468,565	540,507	(71,942)

	Singapore Dollar	Sell	10/17/12	239,484	225,311	(14,173)

	South African Rand	Sell	10/17/12	15,216	13,565	(1,651)

	South Korean Won	Buy	10/17/12	129,912	118,981	10,931

	Swedish Krona	Buy	10/17/12	142,947	135,814	7,133

	Swiss Franc	Buy	10/17/12	686,205	675,124	11,081

	Taiwan Dollar	Buy	10/17/12	1,454,900	1,454,305	595

	Taiwan Dollar	Sell	10/17/12	1,454,900	1,430,989	(23,911)

	Thai Baht	Buy	10/17/12	238,586	234,841	3,745

	Turkish Lira	Buy	10/17/12	2,315,527	2,297,536	17,991

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	4,616,595	4,568,275	48,320

	Brazilian Real	Sell	10/17/12	2,165,027	2,151,277	(13,750)

	British Pound	Buy	10/17/12	6,407,236	6,291,954	115,282

	Canadian Dollar	Buy	10/17/12	4,058,142	4,058,061	81

	Canadian Dollar	Sell	10/17/12	4,058,142	4,075,214	17,072

	Czech Koruna	Buy	10/17/12	1,397,723	1,422,163	(24,440)

	Czech Koruna	Sell	10/17/12	1,397,723	1,404,908	7,185

	Danish Krone	Buy	10/17/12	1,447,195	1,420,556	26,639

	Euro	Buy	10/17/12	1,656,286	1,622,157	34,129

	Euro	Sell	10/17/12	1,656,286	1,693,428	37,142

82 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Japanese Yen	Buy	10/17/12	$3,095,828	$3,082,975	$12,853

	Mexican Peso	Buy	10/17/12	419	1,390	(971)

	Singapore Dollar	Buy	10/17/12	107,804	120,154	(12,350)

	South Korean Won	Buy	10/17/12	78,478	65,678	12,800

	Swiss Franc	Buy	10/17/12	593,995	584,633	9,362

	Taiwan Dollar	Sell	10/17/12	1,058,441	1,039,226	(19,215)

	Turkish Lira	Buy	10/17/12	1,810,472	1,795,057	15,415

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	1,574,849	1,569,579	5,270

	Australian Dollar	Sell	10/17/12	1,574,849	1,583,458	8,609

	Brazilian Real	Buy	10/17/12	1,195,206	1,184,612	10,594

	Brazilian Real	Sell	10/17/12	1,195,206	1,193,490	(1,716)

	British Pound	Buy	10/17/12	1,541,418	1,496,278	45,140

	Canadian Dollar	Buy	10/17/12	11,185	43,847	(32,662)

	Chilean Peso	Sell	10/17/12	106,068	112,424	6,356

	Czech Koruna	Buy	10/17/12	1,618,058	1,640,029	(21,971)

	Czech Koruna	Sell	10/17/12	1,618,058	1,625,628	7,570

	Euro	Sell	10/17/12	4,502,447	4,342,880	(159,567)

	Hungarian Forint	Buy	10/17/12	477,633	472,206	5,427

	Hungarian Forint	Sell	10/17/12	477,633	465,934	(11,699)

	Japanese Yen	Buy	10/17/12	7,765,981	7,735,486	30,495

	Malaysian Ringgit	Buy	10/17/12	354,158	347,084	7,074

	Malaysian Ringgit	Sell	10/17/12	354,158	351,794	(2,364)

	Mexican Peso	Buy	10/17/12	1,002,428	1,011,397	(8,969)

	New Zealand Dollar	Sell	10/17/12	999,054	958,041	(41,013)

	Norwegian Krone	Buy	10/17/12	4,154,859	4,073,432	81,427

	Philippines Peso	Buy	10/17/12	833,988	828,454	5,534

	Polish Zloty	Buy	10/17/12	915,164	948,457	(33,293)

	Singapore Dollar	Sell	10/17/12	195,645	175,511	(20,134)

	South African Rand	Sell	10/17/12	624,890	630,270	5,380

	South Korean Won	Buy	10/17/12	563,785	540,123	23,662

	Swedish Krona	Buy	10/17/12	3,640,348	3,662,652	(22,304)

	Swedish Krona	Sell	10/17/12	3,640,348	3,623,585	(16,763)

	Swiss Franc	Buy	10/17/12	3,730,310	3,671,371	58,939

	Taiwan Dollar	Sell	10/17/12	889,645	875,300	(14,345)

	Turkish Lira	Buy	10/17/12	1,030,431	1,019,089	11,342

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	7,490,402	7,319,329	171,073

	Brazilian Real	Buy	10/17/12	967,212	957,790	9,422

	Brazilian Real	Sell	10/17/12	967,212	964,694	(2,518)

	British Pound	Buy	10/17/12	3,204,425	3,206,387	(1,962)

	British Pound	Sell	10/17/12	3,204,425	3,218,978	14,553

	Canadian Dollar	Buy	10/17/12	13,524	13,510	14

	Canadian Dollar	Sell	10/17/12	13,524	13,610	86

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Czech Koruna	Buy	10/17/12	$666,102	$682,990	$(16,888)

	Czech Koruna	Sell	10/17/12	666,102	662,905	(3,197)

	Euro	Sell	10/17/12	8,078,109	7,890,613	(187,496)

	Japanese Yen	Buy	10/17/12	1,618,080	1,622,074	(3,994)

	Japanese Yen	Sell	10/17/12	1,618,080	1,613,415	(4,665)

	Mexican Peso	Buy	10/17/12	44,954	45,495	(541)

	Norwegian Krone	Buy	10/17/12	1,589,289	1,567,025	22,264

	Polish Zloty	Buy	10/17/12	946,570	1,000,693	(54,123)

	Singapore Dollar	Sell	10/17/12	892,746	878,231	(14,515)

	South Korean Won	Buy	10/17/12	257,673	246,097	11,576

	Swedish Krona	Buy	10/17/12	1,571,349	1,579,136	(7,787)

	Swedish Krona	Sell	10/17/12	1,571,349	1,537,204	(34,145)

	Turkish Lira	Buy	10/17/12	934,050	919,926	14,124

Goldman Sachs International

	Czech Koruna	Buy	10/17/12	32,358	32,848	(490)

	Czech Koruna	Sell	10/17/12	32,358	32,210	(148)

	Euro	Buy	10/17/12	3,263,349	3,194,658	68,691

	Euro	Sell	10/17/12	3,263,349	3,266,146	2,797

	Japanese Yen	Buy	10/17/12	5,825,791	5,796,092	29,699

	Singapore Dollar	Sell	10/17/12	29,335	11,469	(17,866)

	South Korean Won	Buy	10/17/12	8,847	8,627	220

	Turkish Lira	Buy	10/17/12	35,199	34,707	492

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	3,091,992	3,076,295	15,697

	British Pound	Sell	10/17/12	1,577,790	1,560,960	(16,830)

	Canadian Dollar	Buy	10/17/12	1,752,844	1,761,229	(8,385)

	Canadian Dollar	Sell	10/17/12	1,752,844	1,765,131	12,287

	Czech Koruna	Buy	10/17/12	1,748,773	1,778,492	(29,719)

	Czech Koruna	Sell	10/17/12	1,748,773	1,740,911	(7,862)

	Euro	Sell	10/17/12	4,841,494	4,688,508	(152,986)

	Hong Kong Dollar	Buy	10/17/12	1,105,516	1,105,186	330

	Indian Rupee	Buy	10/17/12	750,024	736,155	13,869

	Indian Rupee	Sell	10/17/12	750,024	711,683	(38,341)

	Japanese Yen	Sell	10/17/12	6,036,805	6,012,257	(24,548)

	Norwegian Krone	Buy	10/17/12	201,185	186,986	14,199

	Russian Ruble	Buy	10/17/12	966,934	987,901	(20,967)

	Singapore Dollar	Buy	10/17/12	4,869,689	4,806,831	62,858

	South Korean Won	Buy	10/17/12	159,260	152,190	7,070

	Swiss Franc	Buy	10/17/12	3,092,603	3,041,918	50,685

	Turkish Lira	Buy	10/17/12	707,255	696,304	10,951

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	756,914	718,748	38,166

	Brazilian Real	Buy	10/17/12	967,261	957,671	9,590

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Brazilian Real	Sell	10/17/12	$967,261	$965,455	$(1,806)

	British Pound	Sell	10/17/12	839,658	813,932	(25,726)

	Canadian Dollar	Sell	10/17/12	1,495,277	1,507,269	11,992

	Chilean Peso	Buy	10/17/12	208,395	199,116	9,279

	Czech Koruna	Buy	10/17/12	1,407,793	1,432,861	(25,068)

	Czech Koruna	Sell	10/17/12	1,407,793	1,416,746	8,953

	Euro	Sell	10/17/12	1,431,113	1,240,133	(190,980)

	Hong Kong Dollar	Buy	10/17/12	1,451,619	1,451,120	499

	Hungarian Forint	Buy	10/17/12	477,633	467,258	10,375

	Hungarian Forint	Sell	10/17/12	477,633	465,985	(11,648)

	Japanese Yen	Buy	10/17/12	4,692,720	4,670,179	22,541

	Mexican Peso	Buy	10/17/12	663,941	651,429	12,512

	New Zealand Dollar	Sell	10/17/12	968,418	966,961	(1,457)

	Norwegian Krone	Sell	10/17/12	1,627,565	1,603,337	(24,228)

	Polish Zloty	Buy	10/17/12	451,428	478,962	(27,534)

	Russian Ruble	Buy	10/17/12	966,934	988,579	(21,645)

	Singapore Dollar	Sell	10/17/12	3,196,564	3,135,791	(60,773)

	South African Rand	Sell	10/17/12	409,763	404,025	(5,738)

	South Korean Won	Buy	10/17/12	142,191	131,286	10,905

	Swedish Krona	Buy	10/17/12	485,690	460,461	25,229

	Swiss Franc	Buy	10/17/12	8,934	8,793	141

	Swiss Franc	Sell	10/17/12	8,934	8,972	38

	Taiwan Dollar	Sell	10/17/12	1,060,195	1,037,819	(22,376)

	Turkish Lira	Buy	10/17/12	1,085,506	1,071,108	14,398

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	84,088	83,341	747

	Brazilian Real	Sell	10/17/12	84,088	84,051	(37)

	British Pound	Buy	10/17/12	3,616,181	3,553,863	62,318

	Euro	Buy	10/17/12	1,593,439	1,559,588	33,851

	Euro	Sell	10/17/12	1,593,439	1,594,804	1,365

	Singapore Dollar	Buy	10/17/12	964,290	965,986	(1,696)

	Singapore Dollar	Sell	10/17/12	964,290	955,491	(8,799)

	South Korean Won	Buy	10/17/12	5,726	5,589	137

	Taiwan Dollar	Buy	10/17/12	101,402	101,412	(10)

	Taiwan Dollar	Sell	10/17/12	101,402	99,545	(1,857)

	Turkish Lira	Buy	10/17/12	44,249	43,634	615

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	921,745	895,722	26,023

	Brazilian Real	Buy	10/17/12	1,120,816	1,111,621	9,195

	Brazilian Real	Sell	10/17/12	1,120,816	1,118,806	(2,010)

	British Pound	Sell	10/17/12	3,846,441	3,815,834	(30,607)

	Canadian Dollar	Buy	10/17/12	8,396,121	8,381,543	14,578

	Canadian Dollar	Sell	10/17/12	8,396,121	8,404,044	7,923

	Chilean Peso	Buy	10/17/12	143,486	141,419	2,067

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Czech Koruna	Buy	10/17/12	$933,323	$960,603	$(27,280)

	Czech Koruna	Sell	10/17/12	933,323	930,263	(3,060)

	Euro	Buy	10/17/12	8,478,718	8,361,244	117,474

	Euro	Sell	10/17/12	8,412,914	8,420,124	7,210

	Hungarian Forint	Buy	10/17/12	554,875	541,222	13,653

	Hungarian Forint	Sell	10/17/12	554,875	544,135	(10,740)

	Japanese Yen	Buy	10/17/12	5,332,232	5,305,971	26,261

	Mexican Peso	Buy	10/17/12	331,800	331,617	183

	New Zealand Dollar	Sell	10/17/12	481,228	461,502	(19,726)

	Norwegian Krone	Buy	10/17/12	343,594	344,812	(1,218)

	Norwegian Krone	Sell	10/17/12	343,594	338,967	(4,627)

	Polish Zloty	Buy	10/17/12	979,628	985,497	(5,869)

	Polish Zloty	Sell	10/17/12	979,628	942,690	(36,938)

	Singapore Dollar	Sell	10/17/12	951,334	936,262	(15,072)

	South African Rand	Buy	10/17/12	75,706	64,183	11,523

	South Korean Won	Buy	10/17/12	140,896	124,959	15,937

	Swedish Krona	Buy	10/17/12	1,589,046	1,570,709	18,337

	Swiss Franc	Buy	10/17/12	9,997	9,838	159

	Swiss Franc	Sell	10/17/12	9,997	10,040	43

	Taiwan Dollar	Sell	10/17/12	1,290,696	1,265,908	(24,788)

	Thai Baht	Buy	10/17/12	590,596	581,651	8,945

	Turkish Lira	Buy	10/17/12	234,067	216,871	17,196

UBS AG

	Australian Dollar	Buy	10/17/12	5,896,594	5,805,774	90,820

	British Pound	Buy	10/17/12	2,149,040	2,059,000	90,040

	Canadian Dollar	Sell	10/17/12	1,750,810	1,737,804	(13,006)

	Czech Koruna	Buy	10/17/12	1,397,743	1,422,219	(24,476)

	Czech Koruna	Sell	10/17/12	1,397,743	1,401,945	4,202

	Euro	Buy	10/17/12	9,006,822	8,968,168	38,654

	Hungarian Forint	Buy	10/17/12	469,075	459,298	9,777

	Hungarian Forint	Sell	10/17/12	469,075	477,903	8,828

	Indian Rupee	Buy	10/17/12	750,024	735,848	14,176

	Indian Rupee	Sell	10/17/12	750,024	713,496	(36,528)

	Japanese Yen	Sell	10/17/12	10,773,224	10,729,273	(43,951)

	Mexican Peso	Buy	10/17/12	2,234	36,114	(33,880)

	New Zealand Dollar	Sell	10/17/12	912,032	912,910	878

	Norwegian Krone	Buy	10/17/12	7,045,810	6,962,630	83,180

	Philippines Peso	Buy	10/17/12	595,071	591,320	3,751

	Russian Ruble	Buy	10/17/12	966,934	987,933	(20,999)

	Singapore Dollar	Sell	10/17/12	1,234,901	1,215,005	(19,896)

	South African Rand	Sell	10/17/12	1,807,427	1,830,981	23,554

	Swedish Krona	Buy	10/17/12	1,646,779	1,662,023	(15,244)

	Swedish Krona	Sell	10/17/12	1,646,779	1,646,006	(773)

	Swiss Franc	Buy	10/17/12	89,232	87,781	1,451

86 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Taiwan Dollar	Sell	10/17/12	$529,887	$495,293	$(34,594)

	Thai Baht	Buy	10/17/12	590,593	581,583	9,010

	Turkish Lira	Buy	10/17/12	969,915	956,846	13,069

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	3,011,390	2,971,241	40,149

	British Pound	Sell	10/17/12	6,905,540	6,793,075	(112,465)

	Canadian Dollar	Buy	10/17/12	2,395,391	2,430,787	(35,396)

	Canadian Dollar	Sell	10/17/12	2,395,391	2,406,294	10,903

	Euro	Buy	10/17/12	9,335,201	9,350,357	(15,157)

	Euro	Sell	10/17/12	9,335,229	9,175,860	(159,369)

	Japanese Yen	Sell	10/17/12	3,084,445	3,072,256	(12,189)

	Mexican Peso	Buy	10/17/12	832,727	836,896	(4,169)

	Swedish Krona	Buy	10/17/12	3,956	3,865	91

	Swedish Krona	Sell	10/17/12	3,956	3,976	20

Total						$(128,448)

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 3 yr (Short)	32	$3,668,340	Dec-12	$(19,846)

Canadian Government Bond
10 yr (Long)	22	3,072,078	Dec-12	26,977

Euro STOXX 50 Index (Short)	563	17,761,508	Dec-12	656,561

FTSE 100 Index (Short)	324	29,890,129	Dec-12	605,991

Japanese Government Bond
10 yr (Short)	3	5,542,927	Dec-12	(19,623)

Japanese Government Bond
10 yr Mini (Long)	23	4,251,051	Dec-12	17,271

MSCI EAFE Index Mini (Long)	60	4,494,600	Dec-12	(141,677)

NASDAQ 100 Index E-Mini (Short)	420	23,452,800	Dec-12	87,511

OMXS 30 Index (Short)	268	4,385,885	Oct-12	111,585

Russell 2000 Index Mini (Short)	107	8,928,080	Dec-12	57,514

S&P 500 Index (Long)	12	4,302,600	Dec-12	(11,024)

S&P 500 Index E-Mini (Long)	4,727	338,973,170	Dec-12	368,706

S&P 500 Index E-Mini (Short)	1,584	113,588,640	Dec-12	(129,888)

S&P Mid Cap 400 Index E-Mini (Long)	1,004	99,044,600	Dec-12	(1,697,020)

SGX MSCI Singapore Index (Short)	36	2,065,189	Oct-12	6,864

SPI 200 Index (Long)	68	7,730,792	Dec-12	(25,005)

SPI 200 Index (Short)	54	6,139,158	Dec-12	26,355

Tokyo Price Index (Short)	151	14,221,553	Dec-12	(194,361)

U.S. Treasury Bond 30 yr (Long)	170	25,393,750	Dec-12	(113,870)

U.S. Treasury Bond Ultra 30 yr (Long)	23	3,800,031	Dec-12	(43,512)

U.S. Treasury Note 2 yr (Long)	118	26,022,688	Dec-12	12,963

Dynamic Asset Allocation Growth Fund 87

FUTURES CONTRACTS OUTSTANDING at 9/30/12 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Short)	162	$35,726,063	Dec-12	$(18,026)

U.S. Treasury Note 5 yr (Long)	188	23,430,969	Dec-12	86,244

U.S. Treasury Note 5 yr (Short)	411	51,224,086	Dec-12	(199,859)

U.S. Treasury Note 10 yr (Long)	73	9,744,359	Dec-12	45,627

U.S. Treasury Note 10 yr (Short)	122	16,285,094	Dec-12	(64,372)

Total				$(567,914)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	20,867	Nov-12/134.00	$16,058

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$5,935,733	Aug-16/4.35	905,241

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	3,616,372	Aug-16/4.28	87,509

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	3,616,372	Aug-16/4.28	531,364

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	991,517	Jul-16/4.67	19,049

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026. E	991,517	Jul-16/4.67	182,086

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,276,607	Jul-16/4.80	22,653

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026. E	1,276,607	Jul-16/4.80	247,786

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	4,495,597	Jun-16/4.89	32,566

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.39% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,495,597	Jun-16/4.39	498,899

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	4,355,295	May-16/4.745	32,543

88 Dynamic Asset Allocation Growth Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	$4,355,295	May-16/4.745	$555,252

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	735,127	May-16/4.11	70,799

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,568,578	Jun-16/5.12	29,869

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	735,127	May-16/5.11	4,781

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,568,578	Jun-16/4.12	441,128

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	2,851,997	May-16/4.7575	20,249

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,888,239	May-16/4.77	80,421

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	2,851,997	May-16/4.7575	353,362

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,888,239	May-16/4.77	1,357,622

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	939,055	May-16/4.60	7,705

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	939,055	May-16/4.60	109,586

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	18,028,331	Apr-16/5.02	253,118

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	18,028,331	Apr-16/5.02	3,730,927

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,197,000	Oct-12/1.75	9,037

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	943,752	May-16/4.86	6,864

Dynamic Asset Allocation Growth Fund 89

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	$943,752	May-16/4.36	$100,629

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,197,000	Oct-12/1.75	5,518

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	4,467,054	Jun-16/4.575	37,438

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	4,467,054	Jun-16/4.575	515,820

Total			$10,265,879

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $1,041,094)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$1,000,000	10/11/12	$1,055,547

Total			$1,055,547

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$3,671,000	$—	5/14/14	0.58%	3 month USD-
				LIBOR-BBA	$(19,253)

270,000	—	5/14/17	1.0925%	3 month USD-
				LIBOR-BBA	(5,885)

242,000	6,423	6/20/22	2.183%	3 month USD-
				LIBOR-BBA	(6,615)

Barclay’s Bank, PLC
13,407,000 E	11,034	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(7,199)

188,000 E	(158)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	98

911,000 E	(56,435)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(10,858)

28,376,000 E	307,018	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	260,764

582,000 E	(2,313)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(1,365)

3,805,000 E	(788)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	11,198

90 Dynamic Asset Allocation Growth Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$6,500,000	$—	9/13/14	3 month USD-
				LIBOR-BBA	0.389%	$2,373

	12,500,000	—	9/13/17	3 month USD-
				LIBOR-BBA	0.8075%	30,680

	1,000,000	—	9/13/22	3 month USD-
				LIBOR-BBA	1.7823%	8,652

	1,800,000	—	9/13/42	3 month USD-
				LIBOR-BBA	2.633%	11,713

GBP	2,287,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(548,013)

Citibank, N.A.
	$217,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	6,701

	4,187,000 E	995	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(4,700)

	7,669,000 E	(8,835)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(32,992)

	5,196,000 E	(40,530)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(32,061)

	767,000 E	(32,527)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	5,846

Credit Suisse International
	77,631,000 E	(86,296)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	19,284

	81,569,000 E	(11,824)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	245,118

	643,000 E	59,637	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	27,468

	27,641,000 E	33,446	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(4,146)

	3,103,000 E	853	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(8,921)

	3,491,000 E	(227,356)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(52,701)

	932,000 E	16,238	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	14,719

	24,931,000 E	(318,799)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(278,162)

MXN	23,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	147,695

Deutsche Bank AG
	$110,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	3,321

	100,092,000 E	97,903	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(38,222)

Dynamic Asset Allocation Growth Fund 91

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$4,032,000 E	$(1,251)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	$11,450

	2,710,000 E	(25,496)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(21,079)

KRW	2,074,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(62,038)

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	154,522

Goldman Sachs International
	$21,374,000 E	(14,725)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	14,344

	2,730,000 E	(5,219)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(13,819)

	17,212,000 E	(270,885)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(242,830)

	2,924,000 E	207,813	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	61,525

GBP	2,287,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	257,714

JPMorgan Chase Bank NA
	$87,240,000 E	(159,110)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(433,916)

	134,000 E	40	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	259

	15,190,000 E	343,528	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	318,768

	1,110,000 E	(112,249)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(56,716)

CAD	2,400,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(67,382)

CAD	3,583,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	30,848

MXN	8,850,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(53,059)

MXN	11,445,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(68,474)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	22,758

MXN	42,045,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(160,850)

MXN	12,390,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	70,112

UBS AG
CHF	15,261,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(97,674)

Total						$(591,000)

E Extended effective date.

92 Dynamic Asset Allocation Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$9,018		1/12/38	6.50% (1 month	Synthetic TRS	$(43)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

49,703		1/12/38	(6.50%) 1 month	Synthetic MBX	(117)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,420,000		4/7/16	(2.63%)	USA Non Revised	(102,796)
				Consumer Price
				Index-Urban (CPI-U)

115,356		1/12/40	5.00% (1 month	Synthetic MBX	415
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,003,327		1/12/40	4.50% (1 month	Synthetic MBX	(1,666)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,034,933		1/12/41	5.00% (1 month	Synthetic MBX	7,323
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,016,424		1/12/41	5.00% (1 month	Synthetic MBX	3,658
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

193,840		1/12/40	5.00% (1 month	Synthetic MBX	698
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

629,454		1/12/40	5.00% (1 month	Synthetic MBX	2,266
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

456,156		1/12/40	5.00% (1 month	Synthetic MBX	1,642
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
1,128,356		1/12/41	5.00% (1 month	Synthetic MBX	4,060
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	406	2/13/13	(3 month USD-	A basket	1,296,695
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

baskets	172	2/13/13	3 month USD-	A basket	548,486
			LIBOR-BBA	(CGPUTQL2)
			plus 0.10%	of common stocks

Dynamic Asset Allocation Growth Fund 93

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
units	9,015	2/13/13	3 month USD-	Russell 1000	$(1,043,699)
			LIBOR-BBA	Total Return Index
			minus 0.15%

units	4,841	2/13/13	3 month USD-	Russell 1000	(560,436)
			LIBOR-BBA	Total Return Index
			minus 0.15%

Credit Suisse International
$4,254,444		1/12/41	4.50% (1 month	Synthetic MBX	17,520
			USD-LIBOR)	Index 4.50%
				30 year Ginnie Mae II
				pools

Goldman Sachs International
2,530,000		3/1/16	2.47%	USA Non Revised	32,966
				Consumer Price
				Index-Urban (CPI-U)

1,897,500		3/3/16	2.45%	USA Non Revised	23,425
				Consumer Price
				Index-Urban (CPI-U)

84,306		1/12/38	6.50% (1 month	Synthetic TRS	(398)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

3,611,911		1/12/41	4.00% (1 month	Synthetic TRS	(98,543)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,921		1/12/38	6.50% (1 month	Synthetic TRS	(33)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

88,710		1/12/38	(6.50%) 1 month	Synthetic MBX	(209)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

106,536		1/12/38	(6.50%) 1 month	Synthetic MBX	(251)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,010,966		1/12/38	(6.50%) 1 month	Synthetic MBX	(4,738)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,710,000		4/3/17	2.3225%	USA Non Revised	12,517
				Consumer Price
				Index-Urban (CPI-U)

1,710,000		4/4/17	2.35%	USA Non Revised	15,048
				Consumer Price
				Index-Urban (CPI-U)

94 Dynamic Asset Allocation Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,710,000		4/5/17	2.355%	USA Non Revised	$15,527
				Consumer Price
				Index-Urban (CPI-U)

1,710,000		4/5/22	2.66%	USA Non Revised	16,756
				Consumer Price
				Index-Urban (CPI-U)

GBP	1,067,000	3/30/17	(3.0925%)	GBP Non-revised	(49,588)
				UK Retail Price
				Index

GBP	1,067,000	4/2/17	(3.085%)	GBP Non-revised	(54,429)
				UK Retail Price
				Index

GBP	2,134,000	9/20/17	2.6625%	GBP Non-revised	10,676
				UK Retail Price
				Index

GBP	1,067,000	9/21/17	2.66%	GBP Non-revised	5,105
				UK Retail Price
				Index

GBP	1,067,000	4/3/17	(3.09%)	GBP Non-revised	(54,895)
				UK Retail Price
				Index

GBP	1,067,000	4/3/22	(3.21%)	GBP Non-revised	(108,238)
				UK Retail Price
				Index

JPMorgan Chase Bank NA
shares	966,887	10/22/12	(3 month USD-	iShares MSCI	3,607,912
			LIBOR-BBA plus	Emerging Markets
			0.04%)	Index

Total					$3,542,616

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
18 Index	BBB+/P	$15,240	$3,745,000	6/20/17	100 bp	$32,900

DJ CDX NA IG Series
18 Index	BBB+/P	(1,017)	465,000	6/20/17	100 bp	1,175

Citibank, N.A.
DJ CDX NA IG Series
18 Index	BBB+/P	10,302	985,000	6/20/17	100 bp	14,947

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)	1,180,000	12/20/19	(100 bp)	188,831

DJ CDX NA HY Series
18 Index	B+/P	1,054,200	29,818,800	6/20/17	500 bp	1,258,094

Dynamic Asset Allocation Growth Fund 95

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
DJ CDX NA IG Series
18 Index	BBB+/P	$45,868	$5,375,000	6/20/17	100 bp	$71,214

DJ CDX NA IG Series
18 Index	BBB+/P	618	590,000	6/20/17	100 bp	3,401

Deutsche Bank AG
DJ CDX NA HY Series
18 Index	B+/P	1,126,361	42,479,910	6/20/17	500 bp	1,416,830

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 435,000	9/20/13	715 bp	38,353

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	477 bp	33,826

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	535 bp	38,404

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$340,000	9/20/13	495 bp	14,624

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	162,908	6,143,940	6/20/17	500 bp	204,919

Total						$3,317,518

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

96 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$33,545,880	$22,248,640	$—

Capital goods	34,167,194	14,094,899	—

Communication services	33,498,407	11,116,135	—

Conglomerates	17,725,699	2,467,256	—

Consumer cyclicals	76,609,108	25,258,833	6

Consumer staples	59,669,625	20,678,950	4,643

Energy	65,267,651	18,658,624	—

Financials	103,229,697	50,622,846	—

Health care	74,318,170	18,828,044	—

Technology	144,416,510	16,656,226	—

Transportation	5,724,444	5,314,122	—

Utilities and power	17,303,249	7,544,634	—

Total common stocks	665,475,634	213,489,209	4,649
Asset-backed securities	—	1,737	—

Commodity linked notes	—	13,158,476	—

Convertible bonds and notes	—	843,644	—

Convertible preferred stocks	145,860	490,980	—

Corporate bonds and notes	—	196,748,818	—

Foreign government and agency bonds and notes	—	11,175,549	—

Investment companies	11,769,729	242,135	—

Mortgage-backed securities	—	41,600,369	—

Municipal bonds and notes	—	208,318	—

Preferred stocks	112,255	1,291,833	—

Purchased options outstanding	—	9,327,410	—

Senior loans	—	5,454,328	—

U.S. government and agency mortgage obligations	—	66,581,088	—

Warrants	2,092	1,815	9,835

Short-term investments	335,063,936	90,468,843	—

Totals by level	$1,012,569,506	$651,084,552	$14,484

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(128,448)	$—

Futures contracts	(567,914)	—	—

Written options	—	(10,265,879)	—

TBA sale commitments	—	(1,055,547)	—

Interest rate swap contracts	—	(301,132)	—

Total return swap contracts	—	3,542,616	—

Credit default contracts	—	913,542	—

Totals by level	$(567,914)	$(7,294,848)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $2,039,175 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,213,096,114)	$1,335,940,878
Affiliated issuers (identified cost $327,727,664) (Notes 1 and 6)	327,727,664

Cash	509,454

Foreign currency (cost $3,072,383) (Note 1)	2,863,660

Dividends, interest and other receivables	6,064,456

Receivable for shares of the fund sold	1,606,736

Receivable for investments sold	15,276,251

Receivable for sales of delayed delivery securities (Note 1)	1,041,927

Unrealized appreciation on swap contracts (Note 1)	10,678,143

Unrealized appreciation on forward currency contracts (Note 1)	2,424,332

Premium paid on swap contracts (Note 1)	1,386,317

Total assets	1,705,519,818

LIABILITIES

Payable for variation margin (Note 1)	478,837

Payable for investments purchased	16,015,039

Payable for purchases of delayed delivery securities (Note 1)	65,491,260

Payable for shares of the fund repurchased	9,979,391

Payable for compensation of Manager (Note 2)	788,884

Payable for investor servicing fees (Note 2)	434,223

Payable for custodian fees (Note 2)	119,967

Payable for Trustee compensation and expenses (Note 2)	301,510

Payable for administrative services (Note 2)	6,875

Payable for distribution fees (Note 2)	932,433

Unrealized depreciation on forward currency contracts (Note 1)	2,552,780

Written options outstanding, at value (premiums $10,663,051) (Notes 1 and 3)	10,265,879

Premium received on swap contracts (Note 1)	3,500,425

Unrealized depreciation on swap contracts (Note 1)	4,409,009

TBA sale commitments, at value (proceeds receivable $1,041,094) (Note 1)	1,055,547

Collateral on securities loaned, at value (Note 1)	2,166,004

Collateral on certain derivative contracts, at value (Note 1)	9,502,276

Other accrued expenses	411,215

Total liabilities	128,411,554

Net assets	$1,577,108,264

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,635,752,226

Distributions in excess of net investment income (Note 1)	(2,465,423)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(184,691,355)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	128,512,816

Total — Representing net assets applicable to capital shares outstanding	$1,577,108,264

(Continued on next page)

98 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,111,788,930 divided by 82,536,535 shares)	$13.47

Offering price per class A share (100/94.25 of $13.47)*	$14.29

Net asset value and offering price per class B share ($126,619,519 divided by 9,602,526 shares)**	$13.19

Net asset value and offering price per class C share ($127,911,773 divided by 9,908,306 shares)**	$12.91

Net asset value and redemption price per class M share ($25,302,877 divided by 1,915,744 shares)	$13.21

Offering price per class M share (100/96.50 of $13.21)*	$13.69

Net asset value, offering price and redemption price per class R share
($15,264,893 divided by 1,152,605 shares)	$13.24

Net asset value, offering price and redemption price per class R5 share
($10,627 divided by 782 shares)†	$13.58

Net asset value, offering price and redemption price per class R6 share
($10,627 divided by 782 shares)†	$13.58

Net asset value, offering price and redemption price per class Y share
($170,199,018 divided by 12,531,300 shares)	$13.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $712,152)	$20,865,642

Interest (including interest income of $299,511 from investments in affiliated issuers) (Note 6)	19,931,150

Securities lending (Note 1)	122,500

Total investment income	40,919,292

EXPENSES

Compensation of Manager (Note 2)	9,409,513

Investor servicing fees (Note 2)	2,889,589

Custodian fees (Note 2)	321,957

Trustee compensation and expenses (Note 2)	131,751

Administrative services (Note 2)	47,207

Distribution fees (Note 2)	5,589,170

Other	813,978

Total expenses	19,203,165
Expense reduction (Note 2)	(103,809)

Net expenses	19,099,356

Net investment income	21,819,936

Net realized gain on investments (net of foreign tax of $5,864) (Notes 1 and 3)	64,417,485

Net realized loss on swap contracts (Note 1)	(5,338,097)

Net realized gain on futures contracts (Note 1)	60,082,577

Net realized loss on foreign currency transactions (Note 1)	(1,507,144)

Net realized loss on written options (Notes 1 and 3)	(5,153,593)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,729,661)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	212,832,331

Net gain on investments	322,603,898

Net increase in net assets resulting from operations	$344,423,834

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$21,819,936	$24,735,289

Net realized gain on investments
and foreign currency transactions	112,501,228	95,820,531

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	210,102,670	(177,181,369)

Net increase (decrease) in net assets resulting
from operations	344,423,834	(56,625,549)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,359,117)	(43,801,232)

Class B	—	(5,116,040)

Class C	—	(4,215,119)

Class M	—	(975,553)

Class R	(9,736)	(512,268)

Class R5	—	—

Class R6	—	—

Class Y	(912,638)	(6,748,213)

Increase in capital from settlement payments (Note 9)	—	71,106

Decrease from capital share transactions (Note 4)	(197,596,035)	(125,435,755)

Total increase (decrease) in net assets	142,546,308	(243,358,623)

NET ASSETS

Beginning of year	1,434,561,956	1,677,920,579

End of year (including distributions in excess of net investment
income $2,465,423 and $8,012,466, respectively)	$1,577,108,264	$1,434,561,956

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 101

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) a	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) c	net assets (%)	turnover (%) d

Class A
September 30, 2012	$10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	$13.47	25.24	$1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— e,f	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— e	— e,g	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— e	— e,h	11.03	2.31	1,127,303	1.22 i,j	2.09 i	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— e	—	11.30	(23.82)	1,338,008	1.13 i	2.08 i	113

Class B
September 30, 2012	$10.60	.09	2.50	2.59	—	—	—	—	—	$13.19	24.43	$126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— e,f	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— e	— e,g	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— e	— e,h	10.85	1.64	201,795	1.97 i,j	1.34 i	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— e	—	11.05	(24.38)	269,312	1.88 i	1.30 i	113

Class C
September 30, 2012	$10.38	.09	2.44	2.53	—	—	—	—	—	$12.91	24.37	$127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— e,f	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— e	— e,g	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— e	— e,h	10.66	1.63	134,572	1.97 i,j	1.34 i	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— e	—	10.87	(24.37)	167,237	1.88 i	1.31 i	113

Class M
September 30, 2012	$10.59	.12	2.50	2.62	—	—	—	—	—	$13.21	24.74	$25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— e,f	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— e	— e,g	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— e	— e,h	10.86	1.84	29,912	1.72 i,j	1.58 i	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— e	—	11.09	(24.15)	37,313	1.63 i	1.57 i	113

Class R
September 30, 2012	$10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	$13.24	25.00	$15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— e,f	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— e	— e,g	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— e	— e,h	10.88	1.97	10,844	1.47 i,j	1.85 i	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— e	—	11.16	(24.08)	8,950	1.38 i	1.88 i	113

Class R5
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26*	$11	.21*	.43*	120

Class R6
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26*	$11	.18*	.45*	120

Class Y
September 30, 2012	$10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	$13.58	25.58	$170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— e,f	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— e	— e,g	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— e	— e,h	11.12	2.43	240,911	.97 i,j	2.41 i	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— e	—	11.42	(23.55)	166,154	.88 i	2.30 i	113

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Growth Fund (the fund) (which changed its name from Putnam Asset Allocation: Growth Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments).

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Dynamic Asset Allocation Growth Fund 105

securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

106 Dynamic Asset Allocation Growth Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $284,700,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

Dynamic Asset Allocation Growth Fund 107

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $741,600,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $217,000,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,867,000,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily

108 Dynamic Asset Allocation Growth Fund

based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,935,269 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,137,267 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $7,725,394.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments

Dynamic Asset Allocation Growth Fund 109

are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,053,539. The fund received cash collateral of $2,166,004.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

110 Dynamic Asset Allocation Growth Fund

At September 30, 2012, the fund had a capital loss carryover of $179,274,065 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$66,936,358	N/A	$66,936,358	September 30, 2017

112,337,707	N/A	112,337,707	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $11,991,402 to decrease undistributed net investment income, $92,730 to decrease paid-in-capital and $12,084,132 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$165,259,873
Unrealized depreciation	(47,433,928)

Net unrealized appreciation	117,825,945
Undistributed ordinary income	4,784,159
Capital loss carryforward	(179,274,065)
Cost for federal income tax purposes	$1,545,842,597

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Dynamic Asset Allocation Growth Fund 111

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$2,033,276
Class B	247,781
Class C	233,194
Class M	48,348
Class R	27,321
Class R5	4
Class R6	1
Class Y	299,664
Total	$2,889,589

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,536 under the expense offset arrangements and by $100,273 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,207, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

112 Dynamic Asset Allocation Growth Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,735,056
Class B	1,330,100
Class C	1,255,224
Class M	195,104
Class R	73,686
Class R5	—
Class R6	—
Total	$5,589,170

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $194,439 and $2,085 from the sale of class A and class M shares, respectively, and received $98,670 and $5,491 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $304 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,376,417,939 and $1,502,409,341, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written equity	Written
		option contract	swap option	option contract	equity option
		amounts	premiums	amounts	premiums

Written options outstanding
at the beginning of the	USD	297,394,344	$13,992,202	—	$—
reporting period	CHF	13,400,000	$17,989	—	—

Options opened	USD	256,023,375	14,886,603	20,867	15,024
	CHF	—	—	—	—

Options exercised	USD	(92,001,213)	(1,965,203)	—	—
	CHF	—	—	—	—

Options expired	USD	—	—	—	—
	CHF	—	—	—	—

Options closed	USD	(336,771,731)	(16,265,575)	—	—
	CHF	(13,400,000)	(17,989)	—	—

Written options outstanding
at the end of the
reporting period	USD	124,644,775	$10,648,027	20,867	$15,024

Dynamic Asset Allocation Growth Fund 113

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,906,238	$86,365,519	10,369,246	$129,070,996

Shares issued in connection with
reinvestment of distributions	279,952	3,205,456	3,413,788	41,375,107

	7,186,190	89,570,975	13,783,034	170,446,103

Shares repurchased	(17,742,423)	(221,330,460)	(19,762,973)	(246,131,232)

Net decrease	(10,556,233)	$(131,759,485)	(5,979,939)	$(75,685,129)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	687,279	$8,383,690	1,091,020	$13,377,521

Shares issued in connection with
reinvestment of distributions	—	—	400,244	4,794,919

	687,279	8,383,690	1,491,264	18,172,440

Shares repurchased	(3,412,704)	(41,841,800)	(4,389,684)	(53,907,484)

Net decrease	(2,725,425)	$(33,458,110)	(2,898,420)	$(35,735,044)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	857,477	$10,323,810	1,525,962	$18,353,737

Shares issued in connection with
reinvestment of distributions	—	—	311,665	3,655,835

	857,477	10,323,810	1,837,627	22,009,572

Shares repurchased	(2,071,945)	(24,733,246)	(2,623,691)	(31,460,687)

Net decrease	(1,214,468)	$(14,409,436)	(786,064)	$(9,451,115)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	229,200	$2,742,457	196,901	$2,412,124

Shares issued in connection with
reinvestment of distributions	—	—	79,829	953,962

	229,200	2,742,457	276,730	3,366,086

Shares repurchased	(522,412)	(6,451,903)	(609,890)	(7,509,687)

Net decrease	(293,212)	$(3,709,446)	(333,160)	$(4,143,601)

114 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	338,649	$4,157,762	314,223	$3,829,557

Shares issued in connection with
reinvestment of distributions	859	9,692	42,757	510,517

	339,508	4,167,454	356,980	4,340,074

Shares repurchased	(433,052)	(5,323,292)	(296,052)	(3,653,772)

Net increase (decrease)	(93,544)	$(1,155,838)	60,928	$686,302

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5	Shares	Amount

Shares sold	782	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	782	10,000

Shares repurchased	—	—

Net increase	782	$10,000

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6	Shares	Amount

Shares sold	782	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	782	10,000

Shares repurchased	—	—

Net increase	782	$10,000

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,151,673	$39,565,532	5,289,430	$66,460,901

Shares issued in connection with
reinvestment of distributions	78,133	900,090	545,903	6,660,012

	3,229,806	40,465,622	5,835,333	73,120,913

Shares repurchased	(4,272,458)	(53,589,342)	(6,178,232)	(74,228,081)

Net decrease	(1,042,652)	$(13,123,720)	(342,899)	$(1,107,168)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	782	100.00%	$10,627

Class R6	782	100.00	10,627

Dynamic Asset Allocation Growth Fund 115

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$913,542	Payables	$—

Foreign exchange
contracts	Receivables	2,424,332	Payables	2,552,780

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	7,415,704*	Unrealized depreciation	3,819,168*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	11,218,818*	Unrealized depreciation	13,066,511*

Total		$21,972,396		$19,438,459

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$8,068,662	$8,068,662

Foreign exchange
contracts	—	—	(1,709,651)	—	$(1,709,651)

Equity contracts	—	56,280,896	—	(9,813,044)	$46,467,852

Interest rate contracts	(8,455,234)	3,801,681	—	(3,593,715)	$(8,247,268)

Total	$(8,455,234)	$60,082,577	$(1,709,651)	$(5,338,097)	$44,579,595

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$5,973,007	$5,973,007

Foreign exchange
contracts	—	—	—	(2,455,684)	—	$(2,455,684)

Equity contracts	1,290	1,227	17,226,936	—	13,544,412	$30,773,865

Interest rate contracts	2,234,650	—	(1,981,131)	—	8,904,434	$9,157,953

Total	$2,235,940	$1,227	$15,245,805	$(2,455,684)	$28,421,853	$43,449,141

* For the reporting period, the transaction volume for warrants was minimal.

116 Dynamic Asset Allocation Growth Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership or control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$232,267,965	$571,200,199	$477,906,504	$299,511	$325,561,660

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $69,500 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,606 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

Dynamic Asset Allocation Growth Fund 117

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

118 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) (formerly known as the Putnam Asset Allocation Fund: Balanced Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2012

22	Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/12

COMMON STOCKS (45.4%)*	Shares	Value

Basic materials (2.6%)
Agnico-Eagle Mines, Ltd. (Canada)	290	$15,050

Agrium, Inc. (Canada)	715	73,974

Air Liquide SA (France)	560	69,575

Albemarle Corp.	14,165	746,212

Allied Nevada Gold Corp. †	240	9,379

Amcor, Ltd. (Australia)	5,890	47,430

American Vanguard Corp.	3,765	131,022

Andersons, Inc. (The)	376	14,160

Archer Daniels-Midland Co.	1,971	53,572

Arkema (France)	2,007	188,532

Assa Abloy AB Class B (Sweden)	20,045	650,590

Barrick Gold Corp. (Canada)	3,800	158,788

BASF SE (Germany)	18,191	1,537,094

Bemis Co., Inc.	18,981	597,337

BHP Billiton PLC (United Kingdom)	13,765	429,866

BHP Billiton, Ltd. (Australia)	23,611	809,001

Black Earth Farming, Ltd. SDR (Jersey) †	3,511	6,548

Buckeye Technologies, Inc.	6,418	205,761

Cambrex Corp. †	20,892	245,063

CF Industries Holdings, Inc.	9,132	2,029,496

Chicago Bridge & Iron Co., NV (Netherlands)	19,117	728,167

China Shanshui Cement Group, Ltd. (China)	123,000	79,855

Cliffs Natural Resources, Inc.	6,440	251,997

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,430	11,683

Cytec Industries, Inc.	8,717	571,138

Domtar Corp. (Canada)	6,241	488,608

Eagle Materials, Inc.	3,887	179,813

Evraz PLC (United Kingdom)	142,461	569,546

First Resources, Ltd. (Singapore)	48,000	82,587

Fletcher Building, Ltd. (New Zealand)	2,790	16,124

FMC Corp.	280	15,512

Fortescue Metals Group, Ltd. (Australia) S	21,624	77,268

Fortune Brands Home & Security, Inc. †	32,390	874,854

Furmanite Corp. †	19,028	108,079

Georgia Gulf Corp.	2,179	78,923

Goldcorp, Inc. (Canada)	13,596	624,290

Golden Agri-Resources, Ltd. (Singapore)	180,000	96,398

GrainCorp, Ltd. (Australia)	4,151	38,559

Holcim, Ltd. (Switzerland)	280	17,840

Holmen AB Class B (Sweden)	340	9,295

Incitec Pivot, Ltd. (Australia)	11,918	36,633

Indocement Tunggal Prakarsa (Indonesia)	35,000	74,329

Innophos Holdings, Inc.	6,311	306,020

Innospec, Inc. †	7,087	240,391

International Flavors & Fragrances, Inc.	170	10,132

Dynamic Asset Allocation Balanced Fund	23

COMMON STOCKS (45.4%)* cont.	Shares	Value

Basic materials cont.
Intrepid Potash, Inc. †	1,026	$22,038

K&S AG (Germany)	2,306	113,629

Kansai Paint Co., Ltd. (Japan)	1,000	11,088

KapStone Paper and Packaging Corp. †	7,491	167,723

Koninklijke DSM NV (Netherlands)	7,886	394,217

Kraton Performance Polymers, Inc. †	3,212	83,833

Kronos Worldwide, Inc.	10,342	154,509

KWS Saat AG (Germany)	76	20,275

L.B. Foster Co. Class A	2,524	81,626

Landec Corp. †	11,514	131,835

Lanxess AG (Germany)	3,520	292,220

Linde AG (Germany)	3,135	540,443

LSB Industries, Inc. †	18,931	830,503

LyondellBasell Industries NV Class A (Netherlands)	43,069	2,224,945

Minerals Technologies, Inc.	1,261	89,443

Monsanto Co.	57,915	5,271,423

Mosaic Co. (The)	763	43,956

Newcrest Mining, Ltd. (Australia)	2,312	68,718

Newmont Mining Corp.	520	29,136

Nitto Denko Corp. (Japan)	18,500	881,062

NN, Inc. †	16,437	139,550

Nufarm, Ltd. (Australia)	5,942	37,276

Oji Holdings Corp. (Japan)	2,000	6,102

OM Group, Inc. †	5,464	101,303

Orica, Ltd. (Australia)	470	12,130

PolyOne Corp.	20,095	332,974

Potash Corp. of Saskatchewan, Inc. (Canada)	2,120	92,050

PPG Industries, Inc.	20,526	2,357,210

PT Astra Agro Lestari Tbk (Indonesia)	10,000	22,852

Randgold Resources, Ltd. (Jersey)	430	52,899

Rio Tinto PLC (United Kingdom)	17,054	797,212

Rio Tinto, Ltd. (Australia)	16,632	912,470

Royal Gold, Inc.	130	12,984

Sealed Air Corp.	21,632	334,431

Sherwin-Williams Co. (The)	150	22,340

Sigma-Aldrich Corp.	220	15,838

Sika AG (Switzerland)	7	14,281

SLC Agricola SA (Brazil)	1,580	16,952

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,230	75,817

Steel Dynamics, Inc.	37,144	417,127

Stillwater Mining Co. †	11,248	132,614

Svenska Cellulosa AB Class B (Sweden)	1,140	21,181

Syngenta AG (Switzerland)	1,993	744,800

Taiheiyo Cement Corp. (Japan)	3,000	6,461

Teck Resources, Ltd. Class B (Canada)	4,000	118,035

Toray Industries, Inc. (Japan)	3,000	17,767

24	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Basic materials cont.
Trex Co., Inc. †	5,704	$194,620

Tronox, Ltd. Class A	9,741	220,634

Valspar Corp.	15,563	873,089

Vilmorin & Cie (France)	173	20,821

Viterra, Inc. (Canada)	3,461	56,715

voestalpine AG (Austria)	12,204	366,688

W.R. Grace & Co. †	5,257	310,584

Westlake Chemical Corp.	4,557	332,934

Wilmar International, Ltd. (Singapore)	11,000	29,006

Xstrata PLC (United Kingdom)	4,957	76,925

Yamana Gold, Inc. (Canada)	1,040	19,888

Yara International ASA (Norway)	1,151	57,808

		34,433,481
Capital goods (2.3%)
ABB, Ltd. (Switzerland)	22,904	430,582

AGCO Corp. †	1,729	82,093

Aisin Seiki Co., Ltd. (Japan)	12,700	360,934

Amada Co., Ltd. (Japan)	14,000	61,294

American Axle & Manufacturing Holdings, Inc. †	8,571	96,595

Applied Industrial Technologies, Inc.	6,800	281,724

AZZ, Inc.	4,071	154,617

Ball Corp.	330	13,969

Canon, Inc. (Japan)	9,200	294,426

Cascade Corp.	5,032	275,452

Chart Industries, Inc. †	5,742	424,047

Chase Corp.	6,620	121,609

China Communications Construction Co., Ltd. (China)	247,000	198,814

Chiyoda Corp. (Japan)	6,000	93,264

CNH Global NV (Netherlands) †	1,314	50,944

Cobham PLC (United Kingdom)	117,248	420,703

Covanta Holding Corp.	490	8,418

Cummins, Inc.	26,249	2,420,420

Daelim Industrial Co., Ltd. (South Korea)	1,050	89,017

Deere & Co.	1,040	85,790

Dongfang Electric Corp., Ltd. (China)	62,000	84,076

Dover Corp.	28,485	1,694,573

DXP Enterprises, Inc. †	4,634	221,366

Embraer SA ADR (Brazil)	1,900	50,578

Emerson Electric Co.	91,868	4,434,468

European Aeronautic Defense and Space Co. NV (France) S	20,981	667,017

Finning International, Inc. (Canada)	3,400	82,449

Fluor Corp.	27,756	1,562,108

Franklin Electric Co., Inc.	4,756	287,690

Fuji Electric Co., Ltd. (Japan)	140,000	284,982

Gardner Denver, Inc.	3,080	186,063

Generac Holdings, Inc.	5,903	135,120

General Dynamics Corp.	480	31,747

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (45.4%)* cont.	Shares	Value

Capital goods cont.
Global Power Equipment Group, Inc.	5,870	$108,536

Great Lakes Dredge & Dock Corp.	52,572	404,804

Greenbrier Companies, Inc. †	15,517	250,444

Hyflux, Ltd. (Singapore)	90,000	102,771

IHI Corp. (Japan)	79,000	175,996

JGC Corp. (Japan)	14,000	467,042

Lindsay Corp.	630	45,341

Lockheed Martin Corp.	36,122	3,373,080

McDermott International, Inc. †	77,317	944,814

Metso Corp. OYJ (Finland)	1,536	55,182

Mitsubishi Electric Corp. (Japan)	37,000	272,475

NACCO Industries, Inc. Class A	1,234	154,756

Northrop Grumman Corp.	440	29,238

Raytheon Co.	50,898	2,909,341

Republic Services, Inc.	670	18,445

Rexam PLC (United Kingdom)	6,480	45,755

Rolls-Royce Holdings PLC (United Kingdom)	19,631	267,911

Roper Industries, Inc.	210	23,081

Safran SA (France)	1,726	62,216

Schindler Holding AG (Switzerland)	2,959	364,228

Schneider Electric SA (France)	3,661	217,447

Singapore Technologies Engineering, Ltd. (Singapore)	56,000	161,266

Smith & Wesson Holding Corp. †	11,590	127,606

Societe BIC SA (France)	280	33,911

Standard Motor Products, Inc.	11,800	217,356

Standex International Corp.	3,490	155,131

Staples, Inc.	93,008	1,071,452

Stericycle, Inc. †	190	17,203

Sturm Ruger & Co., Inc.	3,953	195,634

Tetra Tech, Inc. †	3,044	79,935

Textron, Inc.	47,247	1,236,454

TriMas Corp. †	19,888	479,500

Valmont Industries, Inc.	2,428	319,282

Vinci SA (France)	14,522	620,641

Waste Connections, Inc.	370	11,200

Zardoya Otis SA (Spain)	2,510	29,525

		30,735,948
Communication services (2.3%)
Allot Communications, Ltd. (Israel) †	5,845	155,009

American Tower Corp. Class A R	350	24,994

Aruba Networks, Inc. †	5,792	130,233

AT&T, Inc.	100,682	3,795,727

BCE, Inc. (Canada)	4,899	215,530

Belgacom SA (Belgium)	1,120	34,196

British Sky Broadcasting Group PLC (United Kingdom)	1,070	12,916

BroadSoft, Inc. †	2,764	113,379

BT Group PLC (United Kingdom)	267,339	997,159

26	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Communication services cont.
CalAmp Corp. †	12,452	$102,231

Cincinnati Bell, Inc. †	41,010	233,757

Comcast Corp. Class A	211,867	7,578,483

Comtech Telecommunications Corp.	6,622	183,032

Deutsche Telekom AG (Germany)	26,654	328,024

EchoStar Corp. Class A †	30,398	871,207

Eutelsat Communications SA (France)	850	27,389

France Telecom SA (France)	27,952	337,916

HSN, Inc.	6,206	304,404

IAC/InterActiveCorp.	22,785	1,186,193

InterDigital, Inc.	1,740	64,867

InterXion Holding NV (Netherlands) †	6,089	138,342

Kabel Deutschland Holding AG (Germany) †	12,675	905,536

Loral Space & Communications, Inc.	3,472	246,859

NeuStar, Inc. Class A †	7,056	282,452

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	17,200	816,168

NTELOS Holdings Corp.	12,011	208,631

NTT DoCoMo, Inc. (Japan)	168	272,477

Premiere Global Services, Inc. †	8,319	77,783

SES SA GDR (France)	1,390	37,820

Shaw Communications, Inc. Class B (Canada)	810	16,594

StarHub, Ltd. (Singapore)	5,000	15,169

Swisscom AG (Switzerland)	60	24,124

TDC A/S (Denmark)	4,450	32,428

Tele2 AB Class B (Sweden)	15,873	288,565

Telecity Group PLC (United Kingdom)	11,591	167,778

Telefonica SA (Spain)	26,611	354,845

USA Mobility, Inc.	9,701	115,151

Verizon Communications, Inc.	180,350	8,218,582

Vodafone Group PLC (United Kingdom)	438,504	1,248,175

Windstream Corp.	800	8,104

Ziggo NV (Netherlands)	3,277	111,364

		30,283,593
Conglomerates (1.2%)
AMETEK, Inc.	41,408	1,467,925

Danaher Corp.	71,858	3,962,984

General Electric Co.	193,809	4,401,436

Keisei Electric Railway Co., Ltd. (Japan)	1,000	9,037

Marubeni Corp. (Japan)	22,000	140,282

Mitsui & Co., Ltd. (Japan)	29,000	407,707

Siemens AG (Germany)	10,224	1,020,988

Tyco International, Ltd.	65,999	3,713,104

		15,123,463
Consumer cyclicals (5.2%)
ABC-Mart, Inc. (Japan)	200	8,845

Advance Auto Parts, Inc.	10,917	747,162

Aeon Co., Ltd. (Japan)	23,800	268,734

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Aggreko PLC (United Kingdom)	5,440	$203,721

Alliance Data Systems Corp. †	10,599	1,504,528

Amazon.com, Inc. †	260	66,128

AutoZone, Inc. †	40	14,788

Axel Springer AG (Germany)	450	19,507

Babcock International Group PLC (United Kingdom)	1,190	17,911

Bayerische Motoren Werke (BMW) AG (Germany)	3,598	263,773

Beazer Homes USA, Inc. †	108,524	385,260

Bed Bath & Beyond, Inc. †	30,402	1,915,332

Belo Corp. Class A	58,234	455,972

Big Lots, Inc. †	8,328	246,345

Bluegreen Corp. †	16,848	105,805

BR Malls Participacoes SA (Brazil)	3,500	48,600

Brilliance China Automotive Holdings, Inc. (China) †	94,000	103,125

Brunswick Corp.	3,001	67,913

Buckle, Inc. (The)	2,901	131,792

Bunzl PLC (United Kingdom)	21,948	393,753

Bureau Veritas SA (France)	420	43,238

Cabela’s, Inc. †	5,403	295,436

Cash America International, Inc.	2,511	96,849

CBS Corp. Class B	76,566	2,781,643

Christian Dior SA (France)	3,018	406,142

Cintas Corp.	340	14,100

Coach, Inc.	32,649	1,828,997

Compass Group PLC (United Kingdom)	60,418	668,277

Conn’s, Inc. †	12,466	274,875

Continental AG (Germany)	2,440	239,373

Cooper Tire & Rubber Co.	22,521	431,953

Corporate Executive Board Co. (The)	2,139	114,715

Crocs, Inc. †	8,211	133,100

Daihatsu Motor Co., Ltd. (Japan)	15,000	250,050

Daimler AG (Registered Shares) (Germany)	7,762	376,484

Deckers Outdoor Corp. †	1,841	67,454

Deluxe Corp.	12,079	369,134

Demand Media, Inc. †	6,246	67,894

Destination Maternity Corp.	13,703	256,246

Dillards, Inc. Class A	13,273	959,903

Discovery Communications, Inc. Class A †	350	20,878

Dolby Laboratories, Inc. Class A †	13,075	428,206

Dollar General Corp. †	190	9,796

Dollar Tree, Inc. †	320	15,454

Dun & Bradstreet Corp. (The)	9,659	769,053

Ecolab, Inc.	370	23,987

Elders, Ltd. (Australia) †	35,584	9,183

Equifax, Inc.	340	15,844

Expedia, Inc.	16,900	977,500

28	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Express, Inc. †	10,576	$156,736

Fiat Industrial SpA (Italy)	60,238	590,896

Fiat SpA (Italy) †	14,831	79,465

Finish Line, Inc. (The) Class A	14,329	325,841

Foot Locker, Inc.	53,190	1,888,245

Foschini Group, Ltd. (The) (South Africa)	3,632	55,357

Francesca’s Holdings Corp. †	5,961	183,182

GameStop Corp. Class A	5,867	123,207

Gannett Co., Inc.	41,403	734,903

Geberit International AG (Switzerland)	130	28,278

General Motors Co. †	86,372	1,964,963

Genesco, Inc. †	1,456	97,159

Global Cash Access Holdings, Inc. †	16,739	134,749

Global Mediacom Tbk PT (Indonesia)	316,000	67,505

Goodyear Tire & Rubber Co. (The) †	21,435	261,293

Haier Electronics Group Co., Ltd. (China) †	131,000	151,808

Hakuhodo DY Holdings, Inc. (Japan)	6,960	468,907

Helen of Troy, Ltd. †	3,864	122,991

HMS Holdings Corp. †	947	31,658

Home Depot, Inc. (The)	90,740	5,477,997

Indofood Agri Resources, Ltd. (Singapore)	6,000	6,648

Isuzu Motors, Ltd. (Japan)	111,000	535,714

KAR Auction Services, Inc. †	10,031	198,012

Kimberly-Clark Corp.	640	54,912

Kingfisher PLC (United Kingdom)	52,363	223,751

Kohl’s Corp.	320	16,397

La-Z-Boy, Inc. †	22,052	322,621

LeapFrog Enterprises, Inc. †	22,869	206,278

Lear Corp.	16,245	613,899

Localiza Rent a Car SA (Brazil)	6,000	105,364

Lowe’s Cos., Inc.	64,212	1,941,771

LS Corp. (South Korea)	551	47,829

Lumber Liquidators Holdings, Inc. †	1,533	77,692

LVMH Moet Hennessy Louis Vuitton SA (France)	2,637	397,668

M.D.C. Holdings, Inc.	3,529	135,902

Macy’s, Inc.	50,615	1,904,136

Major Cineplex Group PCL (Thailand)	57,500	35,307

Marriott International, Inc. Class A	34,965	1,367,132

McGraw-Hill Cos., Inc. (The)	37,514	2,047,897

MGM China Holdings, Ltd. (Hong Kong)	183,200	315,706

Mitsubishi Motors Corp. (Japan) †	268,000	247,131

Moody’s Corp.	480	21,211

MSC Industrial Direct Co., Inc. Class A	150	10,122

News Corp. Class A	149,766	3,673,760

Next PLC (United Kingdom)	11,676	651,999

Nissan Motor Co., Ltd. (Japan)	71,500	608,748

Dynamic Asset Allocation Balanced Fund	29

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Nitori Holdings Co., Ltd. (Japan)	150	$13,941

O’Reilly Automotive, Inc. †	16,712	1,397,461

Omnicom Group, Inc.	340	17,537

OPAP SA (Greece)	23,219	119,665

Oriental Land Co., Ltd. (Japan)	200	26,356

Pearson PLC (United Kingdom)	10,063	196,973

PetSmart, Inc.	17,326	1,195,151

Pier 1 Imports, Inc.	4,061	76,103

PPR SA (France)	818	125,898

Priceline.com, Inc. †	1,972	1,220,137

Publicis Group SA (France)	8,688	487,118

Randstad Holding NV (Netherlands)	3,104	103,450

Reed Elsevier NV (Netherlands)	2,240	29,963

Rent-A-Center, Inc.	4,296	150,704

Rinnai Corp. (Japan)	200	14,921

Ross Stores, Inc.	300	19,386

RPX Corp. †	6,881	77,136

Ryland Group, Inc. (The)	12,951	388,530

Sankyo Co., Ltd. (Japan)	300	13,979

Scania AB Class B (Sweden)	16,928	311,645

Scholastic Corp.	4,905	155,881

Scotts Miracle-Gro Co. (The) Class A	130	5,654

Scripps Networks Interactive Class A	170	10,413

Secom Co., Ltd. (Japan)	500	26,087

Serco Group PLC (United Kingdom)	1,760	16,575

Shimamura Co., Ltd. (Japan)	100	11,653

Sinclair Broadcast Group, Inc. Class A	27,825	311,918

Singapore Press Holdings, Ltd. (Singapore)	7,000	23,234

SJM Holdings, Ltd. (Hong Kong)	196,000	424,459

Sodexho (France)	460	34,717

Sonic Automotive, Inc. Class A	35,778	679,066

Spectrum Brands Holdings, Inc. †	2,853	114,149

Standard Parking Corp. †	12,212	273,915

Suzuki Motor Corp. (Japan)	22,900	444,241

Swire Pacific, Ltd. Class A (Hong Kong)	47,500	580,313

Target Corp.	590	37,459

TNS, Inc. †	12,423	185,724

Towers Watson & Co. Class A	11,264	597,559

Town Sports International Holdings, Inc. †	14,999	185,538

Toyota Motor Corp. (Japan)	200	7,794

True Religion Apparel, Inc.	5,844	124,653

Trump Entertainment Resorts, Inc. †	180	720

TUI Travel PLC (United Kingdom)	50,372	190,839

Tupperware Brands Corp.	120	6,433

URS Corp.	15,353	542,114

USS Co. Ltd. (Japan)	150	15,864

30	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Valeo SA (France)	4,560	$211,699

Verisk Analytics, Inc. Class A †	330	15,718

Vertis Holdings, Inc. † F	593	6

Viacom, Inc. Class B	60,120	3,221,841

VistaPrint NV †	20,405	696,831

Volkswagen AG (Preference) (Germany)	2,646	483,321

Volvo AB Class B (Sweden)	8,527	120,063

VOXX International Corp. †	22,840	170,843

Wal-Mart de Mexico SAB de CV ADR (Mexico)	4,400	123,420

Wal-Mart Stores, Inc.	15,454	1,140,505

WPP PLC (United Kingdom)	35,875	488,465

Wyndham Worldwide Corp.	22,485	1,180,013

Wynn Resorts, Ltd.	10,797	1,246,406

		67,719,662
Consumer staples (4.3%)
AFC Enterprises †	23,655	581,913

Ajinomoto Co., Inc. (Japan)	9,000	140,947

Altria Group, Inc.	2,320	77,511

Anheuser-Busch InBev NV (Belgium)	10,820	925,561

Associated British Foods PLC (United Kingdom)	19,059	397,481

Avis Budget Group, Inc. †	27,358	420,766

Barrett Business Services, Inc.	1,011	27,398

Barry Callebaut AG (Switzerland)	10	9,281

Beacon Roofing Supply, Inc. †	7,786	221,901

Benesse Holdings, Inc. (Japan)	300	14,537

BRF — Brasil Foods SA ADR (Brazil)	1,989	34,410

Brinker International, Inc.	20,985	740,774

British American Tobacco (BAT) PLC (United Kingdom)	19,587	1,007,155

Buffalo Wild Wings, Inc. †	2,181	186,999

Bunge, Ltd.	805	53,975

Campbell Soup Co.	36,550	1,272,671

Capita PLC (United Kingdom)	1,850	23,264

Casino Guichard-Perrachon SA (France)	5,060	448,657

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,740

Cheesecake Factory, Inc. (The)	2,968	106,106

Chiquita Brands International, Inc. †	700	5,348

Church & Dwight Co., Inc.	8,583	463,405

Coca-Cola Co. (The)	52,986	2,009,765

Cola-Cola Amatil, Ltd. (Australia)	8,948	125,425

ConAgra Foods, Inc.	72,089	1,988,957

Core-Mark Holding Co., Inc.	3,666	176,371

Costco Wholesale Corp.	50,912	5,097,564

CVS Caremark Corp.	101,646	4,921,699

Danone (France)	4,730	291,674

Diageo PLC (United Kingdom)	11,764	331,233

Distribuidora Internacional de Alimentacion SA (Spain)	43,300	239,424

Domino’s Pizza, Inc.	2,831	106,729

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer staples cont.
Dr. Pepper Snapple Group, Inc.	24,307	$1,082,404

Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,800	165,564

Geo Group, Inc. (The)	13,453	372,245

Glanbia PLC (Ireland)	2,493	22,104

Heineken Holding NV (Netherlands)	8,204	399,187

Imperial Tobacco Group PLC (United Kingdom)	1,344	49,818

Ingredion, Inc.	830	45,783

IOI Corp. Bhd (Malaysia)	21,500	35,023

Itron, Inc. †	7,196	310,507

Japan Tobacco, Inc. (Japan)	44,400	1,330,694

Kao Corp. (Japan)	15,200	447,953

Kerry Group PLC Class A (Ireland)	9,933	508,045

Koninklijke Ahold NV (Netherlands)	26,056	326,636

Kroger Co. (The)	92,060	2,167,119

Kuala Lumpur Kepong Bhd (Malaysia)	5,100	36,823

Lawson, Inc. (Japan)	2,900	222,854

Lindt & Spruengli AG (Switzerland)	4	12,662

Lorillard, Inc.	19,882	2,315,264

Maple Leaf Foods, Inc. (Canada)	1,612	18,168

McDonald’s Corp.	10,070	923,936

Minor International PCL (Thailand)	175,500	87,807

Molson Coors Brewing Co. Class B	30,508	1,374,385

Nestle SA (Switzerland)	30,091	1,898,169

Nissin Food Products Co., Ltd. (Japan)	300	11,768

Olam International, Ltd. (Singapore)	10,000	16,604

On Assignment, Inc. †	8,556	170,436

OpenTable, Inc. †	3,049	126,838

Panera Bread Co. Class A †	60	10,255

PepsiCo, Inc.	13,102	927,229

Pernod-Ricard SA (France)	3,870	434,895

Philip Morris International, Inc.	103,775	9,333,547

Prestige Brands Holdings, Inc. †	9,109	154,489

Procter & Gamble Co. (The)	48,261	3,347,391

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	77,000	19,654

Rakuten, Inc. (Japan)	22,700	230,974

Reynolds American, Inc.	760	32,954

Robert Half International, Inc.	28,527	759,674

SABMiller PLC (United Kingdom)	6,041	265,761

Shoppers Drug Mart Corp. (Canada)	350	14,579

Smithfield Foods, Inc. †	907	17,823

Spartan Stores, Inc.	6,906	105,731

Starbucks Corp.	660	33,508

Tate & Lyle PLC (United Kingdom)	2,830	30,442

Tesco PLC (United Kingdom)	25,242	135,439

Toyota Tsusho Corp. (Japan)	23,400	500,063

Tyson Foods, Inc. Class A	1,587	25,424

32	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer staples cont.
Unilever NV GDR (Netherlands)	2,260	$79,985

Unilever PLC (United Kingdom)	8,256	300,700

USANA Health Sciences, Inc. †	1,681	78,116

W.W. Grainger, Inc.	110	22,923

Walgreen Co.	56,696	2,066,002

WM Morrison Supermarkets PLC (United Kingdom)	39,563	182,743

Woolworths, Ltd. (Australia)	17,631	524,946

Yamazaki Baking Co., Inc. (Japan)	21,000	280,758

Yum! Brands, Inc.	430	28,535

		56,875,977
Energy (4.4%)
Basic Energy Services, Inc. †	15,669	175,806

BG Group PLC (United Kingdom)	38,356	776,674

BP PLC (United Kingdom)	64,721	456,886

Canadian Natural Resources, Ltd. (Canada)	14,400	444,260

Chevron Corp.	68,911	8,032,289

Clayton Williams Energy, Inc. †	2,519	130,711

ConocoPhillips	21,686	1,240,027

Crescent Point Energy Corp. (Canada)	480	21,263

CVR Energy, Inc. (Escrow) F	10,772	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,268) (Norway) † ‡	8,417	126,255

Delek US Holdings, Inc.	16,386	417,679

Diamond Offshore Drilling, Inc.	11,094	730,096

ENI SpA (Italy)	41,992	921,349

EPL Oil & Gas, Inc. †	11,675	236,886

Exxon Mobil Corp.	116,389	10,643,818

Ezion Holdings, Ltd. (Singapore)	80,000	87,170

FMC Technologies, Inc. †	490	22,697

Halliburton Co.	6,000	202,140

Helix Energy Solutions Group, Inc. †	22,471	410,545

Helmerich & Payne, Inc.	13,966	664,921

HollyFrontier Corp.	27,908	1,151,775

Husky Energy, Inc. (Canada)	610	16,406

Imperial Oil, Ltd. (Canada)	460	21,182

Inpex Corp. (Japan)	70	414,658

Key Energy Services, Inc. †	22,118	154,826

Kodiak Oil & Gas Corp. †	19,016	177,990

Marathon Oil Corp.	67,394	1,992,861

Marathon Petroleum Corp.	37,887	2,068,251

Mitcham Industries, Inc. †	5,414	86,245

Murphy Oil Corp.	22,489	1,207,442

National Oilwell Varco, Inc.	36,550	2,928,021

Occidental Petroleum Corp.	37,350	3,214,341

Oceaneering International, Inc.	29,913	1,652,693

Peabody Energy Corp.	33,281	741,833

Pembina Pipeline Corp. (Canada)	530	14,891

Petrofac, Ltd. (Jersey)	27,296	705,154

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (45.4%)* cont.	Shares	Value

Energy cont.
Petroleo Brasileiro SA ADR (Brazil)	3,100	$71,114

Phillips 66	10,853	503,265

Repsol YPF SA (Spain)	12,335	240,084

Rosetta Resources, Inc. †	3,333	159,651

Royal Dutch Shell PLC Class A (United Kingdom)	31,464	1,090,054

Royal Dutch Shell PLC Class A (United Kingdom)	22,301	772,441

Royal Dutch Shell PLC Class B (United Kingdom)	22,465	799,266

Schlumberger, Ltd.	12,976	938,554

Spectra Energy Corp.	1,010	29,674

Stallion Oilfield Holdings, Ltd.	923	30,459

Statoil ASA (Norway)	25,749	666,065

Stone Energy Corp. †	7,841	196,966

Suncor Energy, Inc. (Canada)	4,600	151,321

Superior Energy Services †	25,159	516,263

Swift Energy Co. †	10,173	212,412

Technip SA (France)	3,720	415,076

Tesoro Corp.	34,802	1,458,204

Total SA (France)	12,354	614,470

TransCanada Corp. (Canada)	790	35,967

Tullow Oil PLC (United Kingdom)	10,702	237,385

Unit Corp. †	3,846	159,609

Vaalco Energy, Inc. †	41,280	352,944

Valero Energy Corp.	93,107	2,949,630

W&T Offshore, Inc.	7,327	137,601

Walter Energy, Inc.	10,819	351,185

Western Refining, Inc.	11,583	303,243

Williams Cos., Inc. (The)	38,116	1,332,917

		57,015,861
Financials (7.5%)
3i Group PLC (United Kingdom)	56,402	203,440

ACE, Ltd.	4,759	359,793

Admiral Group PLC (United Kingdom)	3,890	66,504

AG Mortgage Investment Trust, Inc. R	3,880	93,624

Agree Realty Corp. R	6,979	177,895

AIA Group, Ltd. (Hong Kong)	224,800	834,840

Allianz SE (Germany)	6,606	786,583

Allied World Assurance Co. Holdings AG	14,124	1,091,085

American Equity Investment Life Holding Co.	21,263	247,289

American Express Co.	1,180	67,118

American Financial Group, Inc.	18,780	711,762

Amtrust Financial Services, Inc.	4,035	103,377

Aon PLC	53,784	2,812,365

Apollo Commercial Real Estate Finance, Inc. R	7,729	134,021

Apollo Residential Mortgage, Inc.	10,241	225,712

Arch Capital Group, Ltd. †	28,569	1,190,771

Arlington Asset Investment Corp. Class A	4,492	107,179

ARMOUR Residential REIT, Inc. R	20,686	158,455

34	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Ascendas Real Estate Investment Trust (Singapore) R	9,000	$17,689

Ashford Hospitality Trust, Inc. R	24,113	202,549

Ashmore Group PLC (United Kingdom)	33,869	186,787

Assurant, Inc.	21,197	790,648

Australia & New Zealand Banking Group, Ltd. (Australia)	50,517	1,292,175

AvalonBay Communities, Inc. R	11,699	1,590,949

AXA SA (France)	41,564	621,088

Baloise Holding AG (Switzerland)	320	25,171

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	24,311	192,217

Banco Latinoamericano de Exportaciones SA Class E (Panama)	15,447	341,224

Banco Santander Central Hispano SA (Spain) †	42,466	318,140

Bank of America Corp.	39,159	345,774

Bank of Hawaii Corp.	240	10,954

Barclays PLC (United Kingdom)	341,390	1,188,351

Berkshire Hathaway, Inc. Class B †	24,640	2,173,259

BM&F Bovespa SA (Brazil)	19,400	117,228

BNP Paribas SA (France)	12,595	601,983

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,429

BofI Holding, Inc. †	11,270	293,584

British Land Company PLC (United Kingdom) R	24,971	210,934

CapitaMall Trust (Singapore) R	12,000	19,768

Cardinal Financial Corp.	12,902	184,499

Cardtronics, Inc. †	5,755	171,384

CBL & Associates Properties, Inc. R	25,174	537,213

CBOE Holdings, Inc.	33,974	999,515

Chiba Bank, Ltd. (The) (Japan)	5,000	29,099

Chimera Investment Corp. R	217,641	589,807

China Construction Bank Corp. (China)	322,000	222,510

Chubb Corp. (The)	400	30,520

CIT Group, Inc. †	15,650	616,454

Citigroup, Inc.	25,457	832,953

Citizens & Northern Corp.	8,315	163,057

Citizens Republic Bancorp, Inc. †	7,317	141,584

City National Corp.	4,161	214,333

CNO Financial Group, Inc.	28,769	277,621

Commerce Bancshares, Inc.	320	12,912

Commonwealth Bank of Australia (Australia)	14,648	844,538

Credit Acceptance Corp. †	845	72,256

Credit Suisse Group (Switzerland)	8,325	177,051

DBS Group Holdings, Ltd. (Singapore)	27,000	315,359

Deutsche Bank AG (Germany)	16,398	648,958

Dexus Property Group (Australia)	480,011	472,871

Digital Realty Trust, Inc. R	130	9,083

Discover Financial Services	1,000	39,750

Dynex Capital, Inc. R	18,253	196,220

East West Bancorp, Inc.	10,593	223,724

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Eaton Vance Corp.	43,780	$1,267,869

Education Realty Trust, Inc. R	21,502	234,372

Entertainment Properties Trust R	2,595	115,296

Equity Residential Trust R	34,463	1,982,662

Essex Property Trust, Inc. R	50	7,413

Everest Re Group, Ltd.	10,086	1,078,804

Fairfax Financial Holdings, Ltd. (Canada)	140	54,078

Federal Realty Investment Trust R	90	9,479

Fidelity National Financial, Inc. Class A	49,129	1,050,869

Financial Institutions, Inc.	8,562	159,596

First Community Bancshares Inc.	8,050	122,843

First Industrial Realty Trust † R	11,636	152,897

Flushing Financial Corp.	14,955	236,289

Genworth Financial, Inc. Class A †	59,179	309,506

Gjensidige Forsikring ASA (Norway)	2,920	40,512

Glimcher Realty Trust R	15,052	159,100

Goldman Sachs Group, Inc. (The)	15,254	1,734,075

GPT Group (Australia) R	8,910	31,437

Hachijuni Bank, Ltd. (The) (Japan)	57,000	314,213

Hang Lung Group, Ltd. (Hong Kong)	54,000	341,092

Hang Seng Bank, Ltd. (Hong Kong)	2,200	33,785

Hanmi Financial Corp. †	16,673	213,581

Hannover Rueckversicherung AG (Germany)	730	46,665

Hartford Financial Services Group, Inc. (The)	80,726	1,569,313

Heartland Financial USA, Inc.	5,752	156,857

HFF, Inc. Class A †	26,504	394,910

Home Bancshares, Inc.	3,730	127,156

Hongkong Land Holdings, Ltd. (Hong Kong)	17,000	101,943

Housing Development Finance Corp., Ltd. (HDFC) (India) †	12,716	186,426

HSBC Holdings, PLC (United Kingdom)	160,252	1,487,093

Hysan Development Co., Ltd. (Hong Kong)	24,000	108,960

ING Groep NV GDR (Netherlands) †	70,949	564,006

Insurance Australia Group, Ltd. (Australia)	121,237	547,637

Intact Financial Corp. (Canada)	880	53,545

Invesco Mortgage Capital, Inc. R	6,418	129,194

Investment AB Kinnevik Class B (Sweden)	21,485	446,847

Investors Real Estate Trust R	17,750	146,793

Japan Retail Fund Investment Corp. (Japan) R	20	35,765

Jefferies Group, Inc.	67,156	919,366

Jones Lang LaSalle, Inc.	3,559	271,730

JPMorgan Chase & Co.	157,307	6,367,795

Julius Baer Group, Ltd. (Switzerland)	920	32,098

Kasikornbank PCL NVDR (Thailand)	9,800	57,892

Lexington Realty Trust R	48,416	467,699

LTC Properties, Inc. R	9,244	294,421

M&T Bank Corp.	14,102	1,341,953

36	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Macquarie Group, Ltd. (Australia)	3,496	$102,643

Maiden Holdings, Ltd. (Bermuda)	14,221	126,425

MainSource Financial Group, Inc.	12,762	163,864

MFA Financial, Inc. R	20,600	175,100

Mission West Properties R	12,235	106,445

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	199,200	928,126

Mitsui Fudosan Co., Ltd. (Japan)	21,000	420,239

Morgan Stanley	145,504	2,435,737

Nasdaq OMX Group, Inc. (The)	46,003	1,071,649

National Australia Bank, Ltd. (Australia)	13,169	346,972

National Bank of Canada (Canada)	2,956	223,707

National Financial Partners Corp. †	6,942	117,320

National Health Investors, Inc. R	8,161	419,802

Nationstar Mortgage Holdings, Inc. †	6,659	220,946

Nelnet, Inc. Class A	7,788	184,887

Northern Trust Corp.	45,667	2,119,644

Ocwen Financial Corp. †	17,218	471,945

One Liberty Properties, Inc. R	8,458	157,742

ORIX Corp. (Japan)	8,390	841,292

Oversea-Chinese Banking Corp., Ltd. (China)	5,000	38,085

PartnerRe, Ltd.	6,826	507,035

People’s United Financial, Inc.	1,300	15,808

Peoples Bancorp, Inc.	7,741	177,191

Persimmon PLC (United Kingdom)	13,685	168,111

PNC Financial Services Group, Inc.	33,182	2,093,784

Popular, Inc. (Puerto Rico) †	6,590	114,864

Portfolio Recovery Associates, Inc. †	1,694	176,904

ProAssurance Corp.	5,141	464,952

Protective Life Corp.	6,625	173,641

Prudential Financial, Inc.	10,898	594,050

Prudential PLC (United Kingdom)	88,797	1,152,216

PS Business Parks, Inc. R	5,672	379,003

Public Storage R	15,780	2,196,105

Rayonier, Inc. R	17,871	875,862

Realty Income Corp. R	200	8,182

Regus PLC (United Kingdom)	82,109	135,209

Reinsurance Group of America, Inc. Class A	7,569	438,018

RenaissanceRe Holdings, Ltd.	11,637	896,521

Republic Bancorp, Inc. Class A	5,117	112,318

Resona Holdings, Inc. (Japan)	56,400	231,116

RioCan Real Estate Investment Trust (Canada) R	1,680	47,319

Royal Bank of Scotland Group PLC (United Kingdom) †	25,319	105,160

RSA Insurance Group PLC (United Kingdom)	37,870	67,940

Sberbank of Russia ADR (Russia)	38,236	450,097

SCOR SE (France)	6,548	168,858

Shizuoka Bank, Ltd. (The) (Japan)	3,000	30,727

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Simon Property Group, Inc. R	29,044	$4,409,174

Societe Generale SA (France) †	3,853	109,897

Southside Bancshares, Inc.	6,298	137,359

Sovran Self Storage, Inc. R	5,755	332,927

St. Joe Co. (The) † S	29,965	584,318

Standard Chartered PLC (United Kingdom)	23,082	522,847

Starwood Property Trust, Inc. R	4,983	115,954

Stockland (Units) (Australia) R	102,371	353,683

Sun Hung Kai Properties, Ltd. (Hong Kong)	16,000	234,250

Suncorp Group, Ltd. (Australia)	43,228	414,123

Svenska Handelsbanken AB Class A (Sweden)	12,646	475,052

Swedbank AB Class A (Sweden)	25,369	477,204

Swiss Life Holding AG (Switzerland)	4,204	501,898

SWS Group, Inc. †	21,739	132,825

Symetra Financial Corp.	14,303	175,927

TD Ameritrade Holding Corp.	72,505	1,114,402

Toronto-Dominion Bank (The) (Canada)	14,722	1,226,931

UBS AG (Switzerland)	22,301	272,174

Unibail-Rodamco (France) R	190	37,960

UniCredit SpA (Italy) †	24,990	104,461

United Overseas Bank, Ltd. (Singapore)	6,000	95,802

Universal Health Realty Income Trust R	2,159	99,271

Urstadt Biddle Properties, Inc. Class A R	6,889	139,364

Validus Holdings, Ltd.	18,746	635,689

Virginia Commerce Bancorp, Inc. †	20,960	183,400

Visa, Inc. Class A	1,400	187,992

W.R. Berkley Corp.	25,859	969,468

Walker & Dunlop, Inc. †	12,949	199,026

Walter Investment Management Corp.	8,224	304,370

Washington Banking Co.	9,742	138,044

Wells Fargo & Co.	189,644	6,548,417

Westpac Banking Corp. (Australia)	16,200	416,092

Wheelock and Co., Ltd. (Hong Kong)	62,000	266,125

World Acceptance Corp. †	1,846	124,513

Zurich Insurance Group AG (Switzerland)	180	44,841

		98,014,158
Health care (5.1%)
Abbott Laboratories	9,311	638,382

ABIOMED, Inc. †	6,439	135,155

Aetna, Inc.	44,343	1,755,993

Affymax, Inc. †	9,564	201,418

Alfresa Holdings Corp. (Japan)	4,500	221,793

Amedisys, Inc. †	2,092	28,891

AmerisourceBergen Corp.	33,929	1,313,401

Amgen, Inc.	12,258	1,033,606

AmSurg Corp. †	5,863	166,392

Astellas Pharma, Inc. (Japan)	12,600	639,964

38	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Health care cont.
AstraZeneca PLC (United Kingdom)	13,275	$634,187

athenahealth, Inc. †	1,027	94,248

Bayer AG (Germany)	13,035	1,121,557

Bio-Reference Labs, Inc. †	3,725	106,461

Biogen Idec, Inc. †	210	31,343

Biosensors International Group, Ltd. (Singapore) †	65,000	64,385

Bristol-Myers Squibb Co.	1,230	41,537

C.R. Bard, Inc.	11,452	1,198,455

Cardinal Health, Inc.	490	19,105

Catamaran Corp. (Canada) †	90	8,822

Celgene Corp. †	12,382	945,985

Centene Corp. †	1,712	64,046

Coloplast A/S Class B (Denmark)	2,113	440,183

Community Health Systems, Inc. †	11,635	339,044

Computer Programs & Systems, Inc.	1,437	79,825

Conmed Corp.	11,805	336,443

Covidien PLC	5,537	329,009

CSL, Ltd. (Australia)	280	13,366

Cubist Pharmaceuticals, Inc. †	5,752	274,255

Cyberonics, Inc. †	2,247	117,788

Eisai Co., Ltd. (Japan)	400	18,049

Eli Lilly & Co.	104,396	4,949,430

Endo Health Solutions, Inc. †	36,835	1,168,406

Forest Laboratories, Inc. †	85,575	3,047,333

Fresenius SE & Co. KGgA (Germany)	3,804	442,005

Gilead Sciences, Inc. †	44,717	2,966,091

GlaxoSmithKline PLC (United Kingdom)	51,909	1,197,773

Greatbatch, Inc. †	14,113	343,369

Grifols SA ADR (Spain) †	12,214	278,846

Haemonetics Corp. †	2,260	181,252

HCA Holdings, Inc.	19,018	632,349

Health Management Associates, Inc. Class A †	48,535	407,209

Health Net, Inc. †	5,025	113,113

HealthSouth Corp. †	10,617	255,445

Hi-Tech Pharmacal Co., Inc. †	2,568	85,026

Humana, Inc.	20,248	1,420,402

Impax Laboratories, Inc. †	11,671	302,979

Jazz Pharmaceuticals PLC †	12,551	715,533

Johnson & Johnson	46,201	3,183,718

Kindred Healthcare, Inc. †	17,010	193,574

Magellan Health Services, Inc. †	2,226	114,884

McKesson Corp.	28,639	2,463,819

MedAssets, Inc. †	26,593	473,355

Medicines Co. (The) †	14,983	386,711

Merck & Co., Inc.	34,173	1,541,204

Merck KGaA (Germany)	1,657	204,512

Dynamic Asset Allocation Balanced Fund	39

COMMON STOCKS (45.4%)* cont.	Shares	Value

Health care cont.
Metropolitan Health Networks, Inc. †	29,718	$277,566

Miraca Holdings, Inc. (Japan)	100	4,493

Mitsubishi Tanabe Pharma Corp. (Japan)	7,600	115,578

Molina Healthcare, Inc. †	2,940	73,941

Novartis AG (Switzerland)	10,887	666,365

Novo Nordisk A/S Class B (Denmark)	3,597	567,729

Obagi Medical Products, Inc. †	30,471	378,145

Omega Healthcare Investors, Inc. R	14,234	323,539

Omnicare, Inc.	27,737	942,226

Oncothyreon, Inc. †	3,918	20,288

Ono Pharmaceutical Co., Ltd. (Japan)	100	6,160

OraSure Technologies, Inc. †	23,878	265,523

Orion OYJ Class B (Finland)	11,501	246,419

Otsuka Holdings Company, Ltd. (Japan)	19,600	607,729

PDL BioPharma, Inc.	31,093	239,105

Perrigo Co.	110	12,781

Pfizer, Inc.	362,186	9,000,341

Pharmacyclics, Inc. †	987	63,662

PharMerica Corp. †	10,353	131,069

PSS World Medical, Inc. †	3,112	70,891

Quality Systems, Inc.	2,031	37,675

Roche Holding AG-Genusschein (Switzerland)	6,125	1,144,216

RTI Biologics, Inc. †	25,874	107,895

Salix Pharmaceuticals, Ltd. †	1,804	76,381

Sanofi (France)	19,269	1,646,141

Shire PLC (United Kingdom)	8,479	250,973

Sinopharm Group Co. (China)	30,800	98,645

Spectrum Pharmaceuticals, Inc. † S	26,271	307,371

STAAR Surgical Co. †	30,728	232,304

Steris Corp.	3,846	136,418

Suzuken Co., Ltd. (Japan)	5,200	172,509

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	5,344	221,295

Triple-S Management Corp. Class B (Puerto Rico) †	4,296	89,786

United Therapeutics Corp. †	19,351	1,081,334

UnitedHealth Group, Inc.	100,560	5,572,048

Ventas, Inc. R	270	16,813

ViroPharma, Inc. †	9,363	282,950

Warner Chilcott PLC Class A	67,227	907,565

WellCare Health Plans, Inc. †	6,654	376,284

		66,253,579
Technology (8.7%)
Acacia Research Corp. †	2,402	65,839

Accenture PLC Class A	700	49,035

Actuate Corp. †	67,031	471,228

Acxiom Corp. †	21,036	384,328

Agilent Technologies, Inc.	47,247	1,816,647

Altera Corp.	740	25,164

40	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
Amadeus IT Holding SA Class A (Spain)	9,000	$210,124

Analog Devices, Inc.	690	27,055

Anixter International, Inc.	2,435	139,915

AOL, Inc. †	45,464	1,601,697

Apple, Inc.	62,160	41,476,890

Applied Materials, Inc.	116,284	1,298,311

ASML Holding NV (Netherlands)	6,885	369,083

Aspen Technology, Inc. †	5,649	146,027

Asustek Computer, Inc. (Taiwan)	4,960	53,595

Avago Technologies, Ltd. (Singapore)	610	21,280

Baidu, Inc. ADR (China) †	1,000	116,820

BMC Software, Inc. †	35,019	1,452,947

Bottomline Technologies, Inc. †	7,039	173,793

Broadcom Corp. Class A †	45,365	1,568,722

Brocade Communications Systems, Inc. †	114,793	679,001

CA, Inc.	61,138	1,575,221

Cadence Design Systems, Inc. †	83,301	1,071,667

CGI Group, Inc. Class A (Canada) †	170	4,569

Cirrus Logic, Inc. †	2,204	84,612

Cisco Systems, Inc.	236,798	4,520,561

Coinstar, Inc. †	999	44,935

Commvault Systems, Inc. †	2,954	173,400

Computer Sciences Corp.	22,162	713,838

Computershare, Ltd. (Australia)	15,554	133,422

Cornerstone OnDemand, Inc. †	3,453	105,869

CSG Systems International, Inc. †	7,323	164,694

Dassault Systemes SA (France)	150	15,798

Dell, Inc. †	123,638	1,219,071

EMC Corp. †	5,400	147,258

EnerSys †	9,193	324,421

Entegris, Inc. †	42,068	342,013

Entropic Communications, Inc. †	22,312	129,856

Fair Isaac Corp.	12,380	547,939

FEI Co.	4,580	245,030

First Solar, Inc. † S	7,237	160,263

Fujitsu, Ltd. (Japan)	146,000	547,701

Gemalto NV (Netherlands)	865	76,195

Google, Inc. Class A †	10,195	7,692,131

GSI Group, Inc. †	7,062	62,922

Hamamatsu Photonics K.K. (Japan)	500	17,184

Hollysys Automation Technologies, Ltd. (China) †	12,100	118,096

Hon Hai Precision Industry Co., Ltd. (Taiwan)	42,710	132,275

Hoya Corp. (Japan)	1,700	37,374

IBM Corp.	24,328	5,046,856

Infineon Technologies AG (Germany)	64,159	407,112

Infoblox, Inc. †	5,946	138,245

Dynamic Asset Allocation Balanced Fund	41

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
InnerWorkings, Inc. †	10,677	$139,015

Integrated Silicon Solutions, Inc. †	24,975	231,269

Intel Corp.	75,174	1,704,955

IntraLinks Holdings, Inc. †	20,467	133,854

Intuit, Inc.	460	27,094

Itochu Techno-Solutions Corp. (Japan)	200	10,409

Ixia †	5,384	86,521

JDA Software Group, Inc. †	6,149	195,415

KLA-Tencor Corp.	20,102	958,976

Konami Corp. (Japan)	3,500	79,547

Konica Minolta Holdings, Inc. (Japan)	39,500	303,384

L-3 Communications Holdings, Inc.	17,673	1,267,336

Lam Research Corp. †	18,924	601,509

LivePerson, Inc. †	8,040	145,604

Manhattan Associates, Inc. †	3,305	189,277

Maxim Integrated Products, Inc.	850	22,644

Mentor Graphics Corp. †	20,005	309,677

Microchip Technology, Inc.	620	20,311

Microsemi Corp. †	7,105	142,597

Microsoft Corp.	353,308	10,521,592

MTS Systems Corp.	3,786	202,740

Murata Manufacturing Co., Ltd. (Japan)	4,600	244,706

NEC Corp. (Japan) †	211,000	333,424

Netscout Systems, Inc. †	6,919	176,504

Nomura Research Institute, Ltd. (Japan)	800	16,501

NTT Data Corp. (Japan)	59	184,145

NVIDIA Corp. †	66,165	882,641

Omnivision Technologies, Inc. †	11,655	162,646

Oracle Corp.	140,820	4,434,422

Parametric Technology Corp. †	6,534	142,441

Perficient, Inc. †	10,456	126,204

Pericom Semiconductor Corp. †	16,412	142,538

Photronics, Inc. †	20,880	112,126

Plantronics, Inc.	3,471	122,630

Polycom, Inc. †	30,012	296,218

Procera Networks, Inc. †	8,305	195,168

QLIK Technologies, Inc. †	2,488	55,756

QLogic Corp. †	90,349	1,031,786

Qualcomm, Inc.	15,573	973,157

RealPage, Inc. †	5,779	130,605

RF Micro Devices, Inc. †	19,537	77,171

Rovi Corp. †	21,811	316,478

Rudolph Technologies, Inc. †	16,411	172,316

Sage Group PLC (The) (United Kingdom)	1,460	7,429

Samsung Electronics Co., Ltd. (South Korea)	253	304,595

SAP AG (Germany)	4,906	347,841

42	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
Semtech Corp. †	7,439	$187,091

Silicon Graphics International Corp. †	5,756	52,380

Silicon Image, Inc. †	19,755	90,675

SK Hynix, Inc. (South Korea) †	4,500	91,389

Skyworks Solutions, Inc. †	5,172	121,878

Softbank Corp. (Japan)	9,700	392,612

Sourcefire, Inc. †	2,589	126,939

Spreadtrum Communications, Inc. ADR (China)	5,000	102,800

SS&C Technologies Holdings, Inc. †	8,852	223,159

Symantec Corp. †	107,865	1,941,570

Synaptics, Inc. †	791	19,000

Synchronoss Technologies, Inc. †	3,079	70,509

Tangoe, Inc. †	5,367	70,469

Tech Data Corp. †	9,608	435,242

Telefonaktiebolaget LM Ericsson Class B (Sweden)	27,276	248,782

Tencent Holdings, Ltd. (China)	4,400	149,081

Teradyne, Inc. †	46,149	656,239

TIBCO Software, Inc. †	10,720	324,066

Travelzoo, Inc. †	4,247	100,102

Tyler Technologies, Inc. †	2,932	129,067

Ultimate Software Group, Inc. †	2,088	213,185

Ultra Clean Holdings, Inc. †	18,068	103,168

Unisys Corp. †	2,725	56,735

VASCO Data Security International, Inc. †	31,765	297,956

Vishay Intertechnology, Inc. †	41,106	404,072

Western Digital Corp. †	26,447	1,024,292

Xilinx, Inc.	690	23,067

		114,086,728
Transportation (0.5%)
Canadian National Railway Co. (Canada)	300	26,549

Central Japan Railway Co. (Japan)	11,100	973,743

ComfortDelgro Corp., Ltd. (Singapore)	178,000	248,369

Copa Holdings SA Class A (Panama)	120	9,755

Delta Air Lines, Inc. †	142,731	1,307,416

Deutsche Lufthansa AG (Germany)	8,948	121,541

Deutsche Post AG (Germany)	10,227	199,943

Hankyu Hanshin Holdings, Inc. (Japan)	76,000	410,228

International Consolidated Airlines Group SA (Spain) †	74,707	180,065

J. B. Hunt Transport Services, Inc.	260	13,536

Japan Airlines Co., Ltd. (Japan) †	1,100	51,448

Koninklijke Vopak NV (Netherlands)	580	40,741

MTR Corp. (Hong Kong)	6,000	22,783

Neptune Orient Lines, Ltd. (Singapore) †	297,000	272,276

Nippon Express Co., Ltd. (Japan)	3,000	11,383

Ryanair Holdings PLC ADR (Ireland) †	720	23,234

Singapore Airlines, Ltd. (Singapore)	2,000	17,517

Southwest Airlines Co.	1,860	16,349

Dynamic Asset Allocation Balanced Fund	43

COMMON STOCKS (45.4%)* cont.	Shares	Value

Transportation cont.
Swift Transportation Co. †	25,577	$220,474

Tokyu Corp. (Japan)	3,000	14,345

United Continental Holdings, Inc. †	41,759	814,301

United Parcel Service, Inc. Class B	15,539	1,112,142

US Airways Group, Inc. †	9,040	94,558

Wabtec Corp.	9,410	755,529

West Japan Railway Co. (Japan)	400	17,101

Yamato Transport Co., Ltd. (Japan)	1,100	17,429

		6,992,755
Utilities and power (1.3%)
AES Corp. (The) †	112,104	1,229,781

Ameren Corp.	43,087	1,407,652

Canadian Utilities, Ltd. (Canada)	80	5,588

CenterPoint Energy, Inc.	74,089	1,578,096

Centrica PLC (United Kingdom)	82,265	436,034

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,000	6,059

Chubu Electric Power, Inc. (Japan)	7,500	97,712

CMS Energy Corp.	47,966	1,129,612

DTE Energy Co.	29,362	1,759,965

Electric Power Development Co. (Japan)	7,300	191,294

Enbridge, Inc. (Canada)	860	33,609

Enel SpA (Italy)	94,150	333,768

Energias de Portugal (EDP) SA (Portugal)	48,904	134,847

Entergy Corp.	29,045	2,012,825

Fortum OYJ (Finland)	1,390	25,607

GDF Suez (France)	17,482	391,777

ITC Holdings Corp.	150	11,340

Kinder Morgan, Inc.	580	20,613

National Grid PLC (United Kingdom)	62,289	687,782

Origin Energy, Ltd. (Australia)	21,780	255,633

Osaka Gas Co., Ltd. (Japan)	3,000	13,229

PG&E Corp.	61,239	2,608,103

Pinnacle West Capital Corp.	290	15,318

Power Assets Holdings, Ltd. (Hong Kong)	1,500	12,757

Red Electrica Corporacion SA (Spain)	9,743	462,743

Snam SpA (Italy)	5,180	22,974

TECO Energy, Inc.	43,582	773,145

Terna SPA (Italy)	5,160	19,237

Toho Gas Co., Ltd. (Japan)	42,000	278,850

Tokyo Gas Co., Ltd. (Japan)	75,000	413,173

Westar Energy, Inc.	24,298	720,686

		17,089,809

Total common stocks (cost $515,399,816)		$594,625,014

44	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)*	Principal amount	Value

Basic materials (1.4%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$40,000	$40,189

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	620,000	660,332

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	135,000	174,422

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	99,346

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)	605,000	698,620

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	90,000	92,025

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018	440,000	427,900

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018	405,000	415,248

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)	120,000	131,400

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	347,200

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	200,000	206,500

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	365,000	458,075

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	325,000	395,281

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019	285,000	307,800

Domtar Corp. company guaranty sr. unsec. unsub. notes 6 1/4s,
2042 (Canada)	350,000	357,339

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	395,584

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	584,005

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	880,000	953,457

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	620,000	653,110

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	205,000	214,104

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	347,400

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec. notes 6 3/8s, 2016 (Australia)	180,000	175,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	160,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	314,900

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	135,000	123,863

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	220,000	226,050

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020	85,000	86,488

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014	90,000	85,725

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	145,000	166,025

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	265,000	299,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s,
2020 (Canada)	330,000	323,400

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	140,000	141,750

Dynamic Asset Allocation Balanced Fund	45

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Basic materials cont.
INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	210,000	$250,968

International Paper Co. sr. unsec. notes 7.95s, 2018		$1,070,000	1,377,158

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		280,000	314,300

Louisiana-Pacific Corp. company guaranty sr. unsec unsub. notes
7 1/2s, 2020		115,000	128,081

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	438,171

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		535,000	609,900

LyondellBasell Industries NV sr. unsec. unsub notes 5s, 2019
(Netherlands)		925,000	982,813

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s, 2024
(Netherlands)		285,000	324,188

Momentive Performance Materials, Inc. company guaranty notes
9 1/2s, 2021	EUR	100,000	92,353

Momentive Performance Materials, Inc. notes 9s, 2021		$60,000	43,500

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	143,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	243,650

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		268,000	269,340

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		95,000	95,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		35,000	35,700

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	362,362

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		227,000	245,903

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		228,000	240,497

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		50,000	50,688

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		300,000	402,257

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	196,200

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		175,000	179,375

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		200,000	202,240

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	55,963

Steel Dynamics, Inc. sr. unsec. notes company guaranty
7 5/8s, 2020		10,000	10,850

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		40,000	41,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		55,000	57,200

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		290,000	313,200

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	270,000

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		260,000	262,600

46	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Basic materials cont.
Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		$65,000	$31,200

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		20,000	15,400

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	203,370

			18,550,915
Capital goods (0.9%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		40,000	40,800

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		305,000	326,731

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		425,000	466,438

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	416,084

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	83,250

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	181,125

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		45,000	47,138

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		180,000	197,550

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		320,000	364,800

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		110,000	114,125

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	285,690

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,125

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		55,000	56,375

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		280,000	305,200

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		145,000	155,513

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	84,082

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$510,000	523,471

Exide Technologies sr. notes 8 5/8s, 2018		170,000	147,263

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		390,000	390,054

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		385,000	415,800

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		906,000	1,158,146

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		65,000	68,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		400,000	372,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	285,538

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	159,810

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)		200,000	207,544

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 7/8s, 2019		100,000	107,750

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 3/4s, 2016		135,000	140,738

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 1/8s, 2019		190,000	200,450

Dynamic Asset Allocation Balanced Fund	47

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019	$200,000	$212,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019	105,000	107,100

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
5 3/4s, 2020	130,000	130,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	195,000	137,963

Ryerson, Inc. company guaranty sr. notes 12s, 2015	505,000	521,413

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	405,000	448,067

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	110,000	119,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	229,950

Terex Corp. sr. unsec. sub. notes 8s, 2017	265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	405,000	431,325

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	188,000	209,385

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	285,000	314,925

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	894,218

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042	160,000	179,326

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	106,562

		11,760,974
Communication services (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2012	270,000	2,052

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	214,692

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)	200,000	208,046

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	523,642

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	387,000	508,021

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	275,000	290,729

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	715,000	960,141

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	165,000	177,788

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	558,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	155,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	150,000	162,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	198,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	95,000	95,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,875

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	180,263

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	260,700

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	500,000	533,750

48	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	$230,000	$234,025

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	101,413

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	356,400

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	800,000	1,089,088

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	279,317

Cox Communications, Inc. 144A notes 5 7/8s, 2016	206,000	240,867

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	285,000	277,875

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015	716,000	753,590

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	108,500

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	84,397

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	150,000	165,375

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	654,287

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	165,000	179,438

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	248,400

DISH DBS Corp. company guaranty 6 5/8s, 2014	10,000	10,850

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	505,000	587,063

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	240,000	261,600

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	184,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	306,399

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	92,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	325,000	367,250

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	185,000	209,975

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	315,650

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	359,938

Intelsat Investments SA company guaranty sr. unsec. notes
11 1/4s, 2016 (Bermuda)	160,000	167,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	227,325

Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 7 1/4s, 2020 (Bermuda)	130,000	139,750

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022
(Bermuda)	105,000	104,475

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	689,843	731,234

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,353,600

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	247,435

Dynamic Asset Allocation Balanced Fund	49

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	$185,000	$205,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 5/8s, 2020	185,000	199,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2019	45,000	47,813

Level 3 Financing, Inc. 144A company guaranty sr. unsec unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	215,000	237,575

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	134,063

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	420,000	455,700

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	8,000	8,030

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	440,000	433,400

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	55,000	46,200

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	255,000	204,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	263,350

Qwest Corp. notes 6 3/4s, 2021	825,000	984,459

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	140,845

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	13,000	14,528

SBA Telecommunications, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	70,000	73,500

SBA Tower Trust 144A notes 2.933s, 2017	775,000	796,276

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,125,000	1,035,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	240,000	267,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	305,000	314,150

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	200,000	226,500

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	155,000	161,200

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018	490,000	586,775

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2014	770,000	847,739

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	260,659

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2042	495,000	493,652

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	65,000	66,219

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	164,931

50	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	$18,000	$26,950

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	480,000	670,263

Verizon New Jersey, Inc. debs. 8s, 2022	160,000	214,875

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	240,000	319,141

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	271,700

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	83,063

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	337,250

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	370,000	348,725

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	91,800

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	430,238

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	165,000	177,788

		27,859,598
Consumer cyclicals (3.1%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,675

ADT Corp./The 144A company guaranty sr. unsec notes
4 7/8s, 2042	380,000	410,217

ADT Corp./The 144A company guaranty sr. unsec notes
3 1/2s, 2022	530,000	546,079

Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	440,000	508,964

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	240,000	163,200

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	257,513

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	178,450

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	420,000	473,025

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	304,000	316,160

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	13,049

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,626

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	110,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	101,138

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	74,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	230,000	231,150

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	35,000	35,350

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	$105,000	$105,525

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	125,000	130,625

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	125,000	133,594

Bon-Ton Department Stores, Inc. (The) 144A company guaranty
sr. notes 10 5/8s, 2017	395,000	356,488

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	262,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	117,975

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	104,025

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	205,000	226,781

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	1,070,000	1,150,250

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	129,000

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	205,000	278,838

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	488,333

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	170,000	171,275

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	51,131

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	230,000	217,925

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	95,000	103,550

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	372,600

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	399,375

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	85,000	94,350

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	139,063

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	442,672	472,552

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	280,000	249,200

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	125,000	112,500

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec notes 7 5/8s, 2020	345,000	337,238

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	340,000	366,350

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	195,000	202,313

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	330,000	320,925

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	70,000	81,513

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	240,000	282,300

52	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DR Horton, Inc. company guaranty sr. unsec. unsub. notes
4 3/8s, 2022		$95,000	$94,406

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	267,050

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	590,093

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		356,000	408,510

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		375,000	402,188

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		295,000	334,088

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		235,000	282,000

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	445,756

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		1,220,000	1,250,206

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		470,000	532,485

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		320,000	346,800

Gray Television, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	159,200

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6 5/8s, 2022 (Canada)	CAD	330,000	346,300

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,150

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		235,000	256,150

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	445,433

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes 4 3/4s, 2023 R		65,000	67,600

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		515,000	576,800

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	220,375

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes
8 7/8s, 2020		165,000	174,075

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$360,000	409,500

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		75,000	89,402

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		65,000	65,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		145,000	147,900

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022		25,000	26,625

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		65,000	71,825

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		145,000	154,425

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,053,000	1,100,385

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		255,000	255,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		70,000	72,275

Liberty Interactive, LLC debs. 8 1/4s, 2030		245,000	258,475

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		235,000	267,313

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	112,744

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	$415,000	$448,719

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	255,000	297,745

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	277,998

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	129,084

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	530,000	542,533

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	255,000	22,950

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	280,000	295,400

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,906

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	99,275

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	130,000	139,100

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	140,738

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	33,750

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	140,000	152,600

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	155,000	155,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	188,568

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	666,616	701,613

Navistar International Corp. sr. notes 8 1/4s, 2021	548,000	520,600

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	209,100

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	350,000	450,673

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	683,477

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018 (Netherlands)	75,000	84,563

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020 (Netherlands)	110,000	109,175

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	325,975

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	105,000	111,825

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	842,525

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	145,000	162,400

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	195,000	199,875

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	159,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	40,000	43,700

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	275,000	316,250

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	208,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	155,000	172,321

54	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	$85,000	$88,400

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	130,000	133,900

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	407,550

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	59,675

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	84,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	60,638

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	295,000	329,663

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	195,000	208,163

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	300,000	348,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	320,000	317,600

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	90,000	89,325

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	406,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	227,150

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	495,000	550,688

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020	210,000	226,275

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	105,000	114,713

Sears Holdings Corp. company guaranty 6 5/8s, 2018	120,000	111,900

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	90,225

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	54,588

Spectrum Brands Holdings, Inc. Company guaranty sr. notes
9 1/2s, 2018	155,000	174,763

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes
9 1/2s, 2018	110,000	124,025

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	195,000	201,338

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	45,000	48,263

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	69,225

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	345,000	367,425

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	390,000	447,628

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	80,000	85,374

Time Warner, Inc. debs. 9.15s, 2023	25,000	35,811

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	675,000	726,571

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	65,000	66,138

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	555,000	604,950

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	70,000	71,313

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	18,875

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		$80,000	$64,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡		46,000	34,960

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		119,000	85,085

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	140,000	189,464

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		$370,000	394,050

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		240,000	243,600

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		844,000	1,209,152

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		50,000	60,632

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		165,000	173,131

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		65,000	74,720

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		55,000	61,188

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	331,500

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s,
2016 (no set date to PIK expiration) ‡‡		185,000	191,475

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		498,000	537,840

			40,486,220
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		105,000	150,392

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019		14,000	19,879

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022		560,000	555,848

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec.
unsub. notes 5 3/8s, 2020		325,000	403,543

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		80,000	91,400

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		70,000	77,700

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 8 1/4s, 2019		65,000	70,769

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		126,000	129,624

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019		27,000	34,209

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016		253,000	270,111

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		175,000	203,000

Carrols Restaurant Group, Inc. 144A company guaranty sr. notes
11 1/4s, 2018		70,000	76,300

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		170,920	186,303

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		180,000	165,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015		229,929	208,661

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		380,000	393,300

56	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		$350,000	$400,750

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		110,000	125,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 4 5/8s, 2023		55,000	55,825

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		570,000	609,900

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		425,000	521,920

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		295,000	333,350

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		75,000	85,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		290,000	313,200

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019		100,000	102,500

Delhaize Group company guaranty sr. unsec notes 5.7s, 2040
(Belgium)		180,000	160,149

Delhaize Group company guaranty sr. unsec notes 4 1/8s, 2019
(Belgium)		140,000	135,241

Delhaize Group company guaranty sr. unsec. unsub. bonds 5 7/8s,
2014 (Belgium)		310,000	325,695

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2017 (United Kingdom)		390,000	476,102

Diageo Investment Corp. company guaranty sr. unsec. debs.
8s, 2022		165,000	236,622

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		285,000	321,338

Dole Food Co. sr. notes 13 7/8s, 2014		88,000	99,000

Dole Food Co. 144A sr. notes 8s, 2016		190,000	198,788

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	268,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		170,000	206,950

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		492,000	510,707

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		95,000	102,600

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	346,353

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$325,000	364,813

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		85,000	84,788

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		35,000	32,550

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040		420,000	572,501

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2042		75,000	83,668

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	33,196

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		118,000	142,801

Kroger Co. sr. notes 6.15s, 2020		40,000	48,898

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		145,000	152,250

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer staples cont.
Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020	$140,000	$150,500

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	428,620

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	528,860

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018	125,000	139,375

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	380,000	424,546

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	469,080

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	90,000	95,625

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	315,000	346,500

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015	545,000	576,338

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	225,000	231,188

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	737,000	758,189

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	205,000	210,125

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	90,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes
4.95s, 2042	270,000	314,208

Service Corporation International sr. notes 7s, 2019	115,000	127,075

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	645,000	720,788

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,938

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	200,000	215,000

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes
6.85s, 2016	495,000	568,013

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018	70,000	73,938

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	105,000	114,975

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2019	365,000	411,538

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	115,500

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	159,650

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	65,000	69,875

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	263,807

		18,284,570
Energy (2.2%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	105,000	109,988

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	84,600

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	80,000	66,400

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	165,000	139,425

58	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Energy cont.
AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		$180,000	$193,500

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031		700,000	937,265

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		180,000	209,262

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019		215,000	269,346

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		350,000	376,231

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		40,000	33,600

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019		220,000	184,800

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		80,000	81,400

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015
(In default) †		120,000	22,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	133,750

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017		195,000	208,650

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		885,000	949,444

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		650,000	772,534

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		450,000	482,625

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		65,000	66,463

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)		760,000	789,383

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	226,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	248,400

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	65,662

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019		$50,000	50,125

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	249,600

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	302,500

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		65,000	67,925

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	90,300

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		525,000	549,938

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		310,000	323,950

Continental Resources, Inc. company guaranty sr. unsec notes
5s, 2022		235,000	244,988

Continental Resources, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2022		195,000	203,775

Dynamic Asset Allocation Balanced Fund	59

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	$320,000	$342,400

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	80,000	79,600

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	381,375

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	50,000	54,250

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	580,000	539,400

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	145,000	140,288

Forbes Energy Services Ltd. company guaranty sr. unsec. notes
9s, 2019	200,000	194,000

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	265,000	282,225

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	324,000	396,372

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
6.51s, 2022 (Russia)	507,000	595,979

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,118,640

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	425,000	411,188

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	20,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	258,169

Hiland Partners LP / Hiland Partners Finance Corp. 144A company
guaranty sr. notes 7 1/4s, 2020	105,000	109,200

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	93,978

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	245,000	248,675

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2021	55,000	55,550

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	370,000	392,200

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	80,000	86,400

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	355,000	402,038

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	100,000	92,000

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	208,257

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	205,000	219,350

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	80,000	85,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	195,250

60	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	$210,000	$233,625

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	593,044

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes
8s, 2020	200,000	206,000

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	148,225

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	460,000	508,300

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	345,000	376,050

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	405,000	458,663

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	25,563

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	190,000	190,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	426,400

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	505,557

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,980,000	1,789,366

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	390,000	395,850

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	375,000	378,750

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	121,000

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	95,000	100,225

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	348,075

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	874,800

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	520,000	535,600

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2021	60,000	61,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	135,000	141,750

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	570,000	609,340

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	131,875

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	116,600

SM Energy Co. 144A sr. notes 6 1/2s, 2023	40,000	42,100

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	327,657

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	235,000	291,620

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	195,000	208,163

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	55,000	59,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	77,625

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	135,000	139,388

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	$440,000	$636,892

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	120,405

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	151,356

Whiting Petroleum Corp. company guaranty 7s, 2014	385,000	410,025

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	17,908

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	51,134

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	91,375

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	325,000	351,000

		28,260,307
Financials (3.8%)
Abbey National Treasury Service bank guaranty sr. unsec. unsub.
notes FRN 2.028s, 2014 (United Kingdom)	285,000	282,860

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	955,000	1,024,409

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	145,000	136,300

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	716,577

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	583,111

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	205,000	209,613

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	227,133

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	160,000	177,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	140,000	163,800

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	160,650

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017	85,000	88,613

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.618s, 2014	177,000	174,789

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American Express Co. sr. unsec. notes 8 1/8s, 2019	870,000	1,176,967

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	464,000	567,820

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	901,000	1,045,736

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	675,956

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	464,133

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	505,000	463,338

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	440,000	506,245

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	315,000	366,152

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	240,000	277,562

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	277,611

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	390,000	395,212

Bank of New York Mellon Corp. (The) sr. unsec. unsub notes
1.969s, 2017	615,000	634,638

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,952

62	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$230,000	$212,750

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	350,765

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	980,000	1,054,547

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	299,485

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	361,377

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	240,179

BNP Paribas SA 144A jr. unsec. sub. notes FRN 7.195s, 2049
(France)	100,000	94,550

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	446,000	410,320

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	447,744

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	570,000	572,850

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	174,000	179,220

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	92,863

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	265,000	296,800

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	218,485

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	184,025

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	241,313

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	135,000	144,113

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	346,175

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	227,325

Citigroup, Inc. sub. notes 5s, 2014	599,000	631,777

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	482,000	551,997

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	820,000	890,399

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	145,000	169,288

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	255,000	248,625

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	477,246

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	189,450

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	120,000	136,350

GATX Financial Corp. notes 5.8s, 2016	120,000	128,523

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	975,000	1,029,844

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016	600,000	582,963

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	1,031,224

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,225,224

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	176,188

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub
notes 5 1/8s, 2022	205,000	229,211

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	412,808

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	470,000	501,077

Dynamic Asset Allocation Balanced Fund	63

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	$340,000	$373,212

HSBC Finance Capital Trust IX FRN 5.911s, 2035	700,000	688,625

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,019,392

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	85,000	86,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	585,000	627,413

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	70,038

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	252,963

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	439,000	454,365

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	185,000	198,413

JPMorgan Chase & Co. sr. notes 6s, 2018	1,282,000	1,528,482

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	330,000	390,514

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	210,000	227,850

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	200,000	202,924

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,761,228

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	354,000

MetLife, Inc. sr. unsec. 6 3/4s, 2016	130,000	155,599

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,255,000	1,365,821

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	125,350

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,500

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	134,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	65,550

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	132,283

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	253,415

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	165,850

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	105,000	111,300

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	55,000	54,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	124,063

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	542,486

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	246,713

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	176,756

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022	375,000	401,425

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	405,000	437,400

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	155,000	166,625

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	144,200

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	445,000	462,321

64	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038	$225,000	$272,250

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	191,479

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	330,000	330,825

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)	475,000	503,597

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	110,000	116,391

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	129,000	135,143

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	600,000	591,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)	225,000	247,216

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	350,000	367,500

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022 R	50,000	52,496

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	168,409

SLM Corp. sr. notes Ser. MTN, 8s, 2020	220,000	254,100

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	158,114

State Street Capital Trust IV company guaranty jr. unsec. sub.
bonds FRB 1.389s, 2037	475,000	350,167

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	1,900,000	2,232,671

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	405,000	427,998

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	500,000	531,450

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,800,000	1,937,340

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	301,480

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	125,852

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	79,450

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	553,406

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
perpetual maturity	295,000	293,313

Willis Group North America, Inc. company guaranty 6.2s, 2017	70,000	79,771

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	422,000	436,770

		49,969,621
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	288,000	339,298

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	378,921

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	770,370

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	577,367

Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019	215,000	227,900

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020	280,000	290,150

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	295,000	314,544

Dynamic Asset Allocation Balanced Fund	65

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Health care cont.
Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	$360,579

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		$260,000	250,900

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		200,000	207,500

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		275,000	301,813

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 7 1/8s, 2020		140,000	149,100

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	544,224

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,564

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$545,000	591,325

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		225,000	238,500

Endo Health Solutions, Inc. company guaranty sr. unsec. notes
7s, 2019		155,000	167,013

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		200,000	213,000

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		275,000	303,875

HCA, Inc. sr. notes 6 1/2s, 2020		800,000	888,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	79,100

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		48,000	48,660

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	418,000

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020		60,000	63,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		300,000	286,500

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		260,000	291,850

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		450,000	475,875

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		150,000	165,750

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	124,285

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2020		65,000	65,325

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	77,250

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		82,392	82,804

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		200,000	215,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		54,000	62,370

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		305,000	335,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		155,000	175,150

66	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Health care cont.
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	$295,000	$313,485

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	742,701

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	60,000	64,753

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	170,000	184,450

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	40,000	42,100

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	110,513

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	40,000	42,600

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	7,000

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	40,000	40,800

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	215,000	220,718

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	170,000	172,075

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	35,000	35,378

WellPoint, Inc. notes 7s, 2019	220,000	274,739

		12,940,624
Technology (0.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	319,725

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	35,000	33,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	200,000	131,000

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	155,000	137,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	279,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	425,000	422,875

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	150,000	147,750

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	904,530

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	470,000	556,230

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	240,000	253,200

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	145,000	162,038

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	290,000	300,513

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	933,166	955,329

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	553,613

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	206,250

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	178,000	192,685

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	96,800

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	305,000	331,688

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	250,526

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	182,306

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	412,377

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	299,924

Dynamic Asset Allocation Balanced Fund	67

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Technology cont.
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	$850,000	$827,390

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	110,000	125,400

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	130,000	144,300

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	118,125

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	625,000	664,063

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015	173,000	129,750

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	112,487

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	649,378

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 10s, 2013 (Netherlands)	15,000	16,013

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	360,000	414,000

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	274,266

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037	340,000	351,017

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	195,000	215,475

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 10 1/4s, 2015	10,000	10,250

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	227,850

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	295,625

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	336,000	420,177

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	148,177

		12,377,465
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	357,000

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	290,000	318,275

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	289,394

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	193,625

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	685,000	744,440

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	386,006	441,012

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	94,737

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	430,244	443,797

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	470,000	476,456

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018	360,000	389,700

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	123,246

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	125,084	130,713

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	165,000	110,550

		4,112,945

68	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Utilities and power (1.4%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$412,000	$420,402

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021	330,000	376,200

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	520,000	600,600

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	176,180

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	87,135

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	60,238

Beaver Valley Funding Corp. sr. bonds 9s, 2017	87,000	89,377

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	456,018

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	203,500	216,727

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	230,000	253,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	595,000	635,163

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	50,000	58,556

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	133,000	174,463

Consolidated Edison Co. of New York sr. unsec. unsub. notes
4.2s, 2042	275,000	302,363

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	350,000	384,125

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.662s, 2066	823,000	748,412

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	600,670

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	415,000	234,475

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	80,000	41,600

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	35,000	19,250

Edison Mission Energy sr. unsec. notes 7.2s, 2019	400,000	206,000

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,588

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	803,254

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	250,393

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	120,000	159,276

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	375,000	458,731

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	100,000	110,250

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	265,000	283,550

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	159,000	178,875

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	346,175

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	214,065

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	172,584

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 4.85s, 2042	490,000	504,423

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes
6 7/8s, 2019	90,000	96,300

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes
9 3/8s, 2020	395,000	430,550

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2022	65,000	66,300

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	444,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,775

Dynamic Asset Allocation Balanced Fund	69

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Utilities and power cont.
Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	$230,000	$255,875

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	298,877

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	361,801

Kansas Gas and Electric Co. bonds 5.647s, 2021	65,958	72,166

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	514,944

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	194,465

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	400,000	533,178

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	265,000	346,106

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	108,300

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	202,636

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	799,313

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	155,000	179,111

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	255,000	335,145

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	456,000	516,911

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	693,682

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	185,000	210,387

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	209,893

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	629,000	673,030

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	156,163

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,307

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	185,000	68,450

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	506,166	118,949

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	101,725

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	180,000	192,479

Union Electric Co. sr. notes 6.4s, 2017	320,000	393,148

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	88,697

		18,372,781

Total corporate bonds and notes (cost $223,488,793)		$242,976,020

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$14,000,000	$14,997,500

		14,997,500
U.S. Government Agency Mortgage Obligations (9.4%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

70	Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.5%)* cont.	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
5s, TBA, October 1, 2042	$50,000,000	$54,546,875
4s, TBA, October 1, 2042	37,000,000	39,870,390
3 1/2s, TBA, October 1, 2027	24,000,000	25,537,500
3s, TBA, November 1, 2042	1,000,000	1,052,891
3s, TBA, October 1, 2042	1,000,000	1,055,547

		123,117,422

Total U.S. government and agency mortgage obligations (cost $137,452,305)		$138,114,922

MORTGAGE-BACKED SECURITIES (3.7%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$3,320,000	$2,570,942

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	2,938,908	352,669

American Home Mortgage Investment Trust Ser. 07-1, Class GIOP,
IO, 2.078s, 2047	1,030,450	144,263

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.893s, 2049	899,000	914,696
Ser. 07-2, Class A2, 5.634s, 2049	224,478	234,012
Ser. 07-1, Class XW, IO, 0.481s, 2049	9,135,479	86,595

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	5,820,177	63,260
Ser. 04-5, Class XC, IO, 0.877s, 2041	6,005,452	78,329
Ser. 02-PB2, Class XC, IO, 0.679s, 2035	1,421,286	355
Ser. 07-5, Class XW, IO, 0.555s, 2051	18,627,170	242,749

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	1,415,968	948,698

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	1,064,650	723,962

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	6,706,467	285,025
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	15,192,876	632,024
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	15,072,549	384,350
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	18,016,395	459,418

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	592,468	548,033

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042	570,000	564,916
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050	609,000	487,200
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	2,151,162	27,320

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	9,963,980	174,370

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,551,045	66,837
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,596,765	34,011
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,380,448	64,229
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,805,237	25,454

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	505,512	423,366

Dynamic Asset Allocation Balanced Fund	71

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	$380,000	$400,668

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO,
0.157s, 2049	63,609,077	887,347

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A,
5.584s, 2036	637,402	580,036

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049	8,164,745	108,754
Ser. 07-CD4, Class XC, IO, 0.192s, 2049	46,147,426	424,556
Ser. 07-CD5, Class XS, IO, 0.074s, 2044	2,640,788	10,133

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F,
6.23s, 2031	48,331	48,687

Commercial Mortgage Pass-Through Certificates FRB Ser. 05-LP5,
Class D, 5.273s, 2043	406,000	415,985

Commercial Mortgage Pass-Through Certificates 144A Ser. 06-C8,
Class XS, IO, 0.213s, 2046	37,436,091	445,940

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	460,681	398,489
Ser. 06-6, Class 06-6, 6s, 2036	855,525	763,342
Ser. 07-3, Class A30, 5 3/4s, 2037	607,751	528,530

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039	462,715	463,983
Ser. 06-C5, Class AX, IO, 0.21s, 2039	15,625,834	214,074

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX,
IO, 0.238s, 2049	42,977,457	159,489

CS First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ, 5.23s, 2040	294,000	310,887
Ser. 05-C5, Class AJ, 5.1s, 2038	164,000	172,471

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040 F	385,174	416,941
Ser. 03-C3, Class AX, IO, 1.904s, 2038	7,835,991	32,856
Ser. 02-CP3, Class AX, IO, 1.333s, 2035	1,609,671	4,919

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037	335,769	541,703
IFB Ser. 2979, Class AS, 23.464s, 2034	48,092	64,493
IFB Ser. 3072, Class SM, 22.987s, 2035	170,283	271,778
IFB Ser. 3072, Class SB, 22.841s, 2035	174,497	277,425
IFB Ser. 3249, Class PS, 21.547s, 2036	239,886	367,961
IFB Ser. 2990, Class LB, 16.381s, 2034	347,533	487,655
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,378,970	183,348
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	3,392,109	537,005
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	838,000	175,812
Ser. 3747, Class HI, IO, 4 1/2s, 2037	101,821	8,109
Ser. 3751, Class MI, IO, 4s, 2034	2,485,530	42,304
Ser. 3391, PO, zero %, 2037	34,337	31,336
Ser. 3206, Class EO, PO, zero %, 2036	22,872	21,468
FRB Ser. 3117, Class AF, zero %, 2036	18,495	15,299
FRB Ser. 3326, Class WF, zero %, 2035	29,479	26,531
FRB Ser. 3036, Class AS, zero %, 2035	27,833	24,380

72	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	$163,615	$300,931
IFB Ser. 05-45, Class DA, 23.626s, 2035	672,700	1,125,610
IFB Ser. 07-53, Class SP, 23.406s, 2037	254,239	412,420
IFB Ser. 05-75, Class GS, 19.601s, 2035	181,971	268,968
IFB Ser. 05-106, Class JC, 19.453s, 2035	106,890	170,690
IFB Ser. 05-83, Class QP, 16.831s, 2034	65,188	91,901
IFB Ser. 404, Class S13, IO, 6.184s, 2040	1,913,048	282,376
Ser. 07-14, Class KO, PO, zero %, 2037	118,879	110,979
Ser. 06-125, Class OX, PO, zero %, 2037	14,980	14,451
Ser. 06-84, Class OT, PO, zero %, 2036	15,917	15,134
Ser. 06-46, Class OC, PO, zero %, 2036	31,805	29,624

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.068s, 2020	836,150	17,768

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033	305,168	39

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045	176,057,858	721,341
Ser. 07-C1, Class XC, IO, 0.145s, 2049	57,874,872	437,129

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	440,000	437,990
Ser. 05-C1, Class X1, IO, 0.763s, 2043	10,229,869	137,571

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035	208,120	14,165
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040	69,924	10,628
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	99,661	14,939
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,938,974	331,193
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,027,049	212,840
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	4,413,680	284,550
Ser. 06-36, Class OD, PO, zero %, 2036	14,067	13,148
Ser. 99-31, Class MP, PO, zero %, 2029	23,415	22,160

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	1,807,826	68,336

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 1.043s, 2042	19,058,573	316,239

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	115,095	115,095

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	150,063	154,599
FRB Ser. 03-C1, Class J, 5.309s, 2040	424,000	427,392
Ser. 06-GG6, Class XC, IO, 0.148s, 2038	25,596,908	46,612

Harborview Mortgage Loan Trust
FRB Ser. 05-8, Class 1A2A, 0.549s, 2035	665,855	442,793
FRB Ser. 06-7, Class 2A1A, 0.419s, 2046	2,116,292	1,502,567

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.397s, 2037	632,812	401,836

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 6.175s, 2051	291,000	311,232
FRB Ser. 04-CB9, Class B, 5.852s, 2041	317,000	323,622
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042	296,000	297,296
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	13,743,600	234,356
Ser. 07-LDPX, Class X, IO, 0.49s, 2049	32,008,924	372,264

Dynamic Asset Allocation Balanced Fund	73

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	$7,911,080	$69,728
Ser. 06-LDP6, Class X1, IO, 0.091s, 2043	20,881,129	72,938

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036	1,133,476	906,072

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	149,428	152,417
Ser. 99-C1, Class G, 6.41s, 2031	159,961	159,961
Ser. 98-C4, Class G, 5.6s, 2035	118,194	121,078
Ser. 98-C4, Class H, 5.6s, 2035	223,000	242,994

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.325s, 2041	322,000	364,182
Ser. 06-C7, Class A2, 5.3s, 2038	487,162	487,162
Ser. 04-C6, Class E, 5.177s, 2036	331,000	333,979
Ser. 07-C2, Class XW, IO, 0.693s, 2040	3,718,396	71,211

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.841s, 2038	8,155,411	179,289
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	17,791,696	131,071
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	15,340,551	215,581
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	24,047,059	145,196

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO,
0.8s, 2047	1,606,005	48,180

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.408s, 2028	11,755	15

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	254,000	272,992
Ser. 05-CKI1, Class AJ, 5.39s, 2037	370,000	375,180

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	7,241,049	88,630
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	11,110,660	130,384

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	1,938,457	146,741
Ser. 05-C3, Class X, IO, 6.146s, 2044	525,332	38,244
Ser. 07-C5, Class X, IO, 5.231s, 2049	525,055	38,959

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.918s, 2041	464,766	467,071
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049	732,628	749,112
Ser. 07-IQ14, Class A2, 5.61s, 2049	274,006	284,308

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.243s, 2041	430,000	438,553

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
5.843s, 2043	561,714	578,565

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.988s, 2012	25	—

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	127,000	133,509

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,502,452	129,240
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,202,143	25,846
Ser. 06-AR8, Class X, IO, 0.4s, 2036	5,334,260	71,479

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ,
5.585s, 2039	379,000	407,482

74	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount		Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045		$382,000	$355,642
Ser. 07-C30, Class A3, 5.246s, 2043		195,991	198,275
Ser. 06-C29, IO, 0.541s, 2048		64,918,853	956,904
Ser. 07-C34, IO, 0.53s, 2046		9,583,734	115,963

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.383s, 2035		365,000	373,213
Ser. 05-C18, Class XC, IO, 0.506s, 2042		16,759,356	117,315
Ser. 06-C26, Class XC, IO, 0.092s, 2045		11,698,206	26,438

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036		46,000	40,020

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046		321,884	273,602
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046		443,230	336,855
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047		1,238,929	929,197
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045		848,056	695,406
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045		439,317	362,436

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037		432,827	430,663
Ser. 05-9, Class 2A9, 5 1/4s, 2035		300,000	310,827
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036		654,975	626,320
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036		748,978	638,975
FRB Ser. 06-AR13, Class A4, 2.613s, 2036		3,382,398	2,807,391

Total mortgage-backed securities (cost $43,082,680)			$48,567,352

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/$138.00	15,316	$20,392

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	$10,280,000	1,867,074

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	10,280,000	187,446

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	9,908,000	1,465,393

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	1,578,000	71,389

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	9,908,000	239,754

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	10,280,000	1,815,448

Dynamic Asset Allocation Balanced Fund	75

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	$10,280,000	$197,499

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	2,752,082	341,690

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	2,752,082	20,619

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.77% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	10,006,000	1,247,618

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.77% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	10,006,000	73,904

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	2,031,769	192,321

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026. E	Sep-16/3.49	2,031,769	82,409

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	3,340,000	37,284

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	3,340,000	321,392

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	11,625,000	1,419,912

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	11,625,000	88,989

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	6,171,000	751,739

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	47,011

76	Dynamic Asset Allocation Balanced Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	$607,000	$11,381

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	607,000	10,896

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	336,000	18,094

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.325	336,000	517

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	936,000	62,441

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA maturing
December 2042.	Dec-12/2.8825	936,000	11,887

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	607,000	10,113

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	607,000	9,257

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	336,000	17,868

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	336,000	151

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	607,000	8,328

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	336,000	17,798

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	336,000	3

Dynamic Asset Allocation Balanced Fund	77

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	$3,340,000	$321,392

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	3,340,000	37,284

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	751,739

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	47,011

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/5.11	6,630,000	43,115

Total purchased options outstanding (cost $12,234,773)			$11,868,558

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.9%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$115,000	$97,750

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		880,000	875,600

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,110,000	4,662,875

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		200,000	215,572

Indonesia (Republic of) 144A notes 5 1/4s, 2042		875,000	996,406

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		560,000	641,200

Poland (Government of) sr. unsec. bonds 5s, 2022		710,000	823,600

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024		790,000	886,775

Ukraine (Government of) Financing of Infrastructural Projects State
Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	161,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,400,000	2,415,600

Total foreign government and agency bonds and notes (cost $11,627,584)			$11,776,378

COMMODITY LINKED NOTES (0.8%)*	Principal amount		Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (United Kingdom)		$4,067,000	$5,522,986

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI Gold
Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)		4,067,000	5,524,810

Total commodity linked notes (cost $8,134,000)			$11,047,796

78	Dynamic Asset Allocation Balanced Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares Russell 2000 Growth Index Fund	4,220	$403,474

SPDR S&P 500 ETF Trust	66,024	9,502,834

Total investment companies (cost $8,963,297)		$9,906,308

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$298,996	$298,996

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	40,538	40,965

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.467s, 2018	612,546	555,667

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	200,000	200,500

Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.632s, 2014	118,112	110,907

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	68,621	68,664

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	162,989	162,514

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	194,747	195,315

First Data Corp. bank term loan FRN 5.217s, 2017	68,903	67,525

First Data Corp. bank term loan FRN 4.217s, 2018	647,458	617,513

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	172,610	165,544

Goodman Global, Inc. bank term loan FRN 9s, 2017	219,545	221,192

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	156,156

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	540,000	535,005

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	279,300	282,791

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	160,000	160,300

Motor City bank term loan FRN 6s, 2017	350,765	352,957

National Bedding Company, LLC bank term loan FRN Ser. B, 4s, 2013	41,568	41,490

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	195,000	195,820

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	173,688	175,063

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017	297,000	297,789

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	215,000	210,324

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.757s, 2017	933,336	640,647

Thomson Learning bank term loan FRN Ser. B, 2.49s, 2014	57,458	54,474

Univision Communications, Inc. bank term loan FRN 4.482s, 2017	69,168	68,418

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	59,732	60,106

Total senior loans (cost $6,132,725)		$6,012,767

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	499	$466,799

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,485	388,828

M/I Homes, Inc. $2.438 pfd. †	5,590	114,092

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	482	340,247

Total preferred stocks (cost $1,117,270)		$1,309,966

Dynamic Asset Allocation Balanced Fund	79

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount		Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$165,000	$162,525

Exide Technologies cv. sr. sub. notes FRN zero %, 2013			202,000	185,840

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			39,000	54,015

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††			329,000	294,249

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			90,000	79,819

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			60,000	62,738

Total convertible bonds and notes (cost $795,304)				$839,186

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R			7,508	$152,675

General Motors Co. Ser. B, $2.375 cv. pfd.			5,621	210,963

Lucent Technologies Capital Trust I 7.75% cv. pfd.			218	125,895

United Technologies Corp. $3.75 cv. pfd. †			2,600	145,860

Total convertible preferred stocks (cost $762,190)				$635,393

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$105,000	$111,335
4.071s, 1/1/14			315,000	326,132

Total municipal bonds and notes (cost $420,000)				$437,467

ASSET-BACKED SECURITIES (—%)*		Principal amount		Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032			$66,830	$38,761

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			396,364	39,636

Total asset-backed securities (cost $107,367)				$78,397

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$1,083

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR4.14	4,020	1,513

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	50,760	10,152

Total warrants (cost $10,263)				$12,748

SHORT-TERM INVESTMENTS (29.5%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.21% [d]			1,484,760	$1,484,760

Putnam Money Market Liquidity Fund 0.14% L		296,854,200		296,854,200

SSgA Prime Money Market Fund 0.14% P			8,266,454	8,266,454

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, October 10, 2012		$22,000,000		21,999,010

Straight-A Funding, LLC commercial paper with effective
yields ranging from 0.177% to 0.179%, October 9, 2012			5,000,000	4,999,800

80	Dynamic Asset Allocation Balanced Fund

SHORT-TERM INVESTMENTS (29.5%)* cont.	Principal amount/shares	Value

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, November 7, 2012	$10,510,000	$10,508,056

U.S. Treasury Bills with effective yields ranging from
0.084% to 0.105%, November 15, 2012 # ##	42,542,000	42,536,610

Total short-term investments (cost $386,648,890)		$386,648,890

TOTAL INVESTMENTS

Total investments (cost $1,356,377,257)		$1,464,857,162

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less currentincome. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Dynamic Asset Allocation Balanced Fund	81

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,310,354,240.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $356,662,499 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

82	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Swedish Krona	Buy	10/17/12	$588,769	$574,935	$13,834

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	1,288,598	1,257,156	31,442

	Brazilian Real	Buy	10/17/12	794,408	788,427	5,981

	Brazilian Real	Sell	10/17/12	794,408	792,534	(1,874)

	British Pound	Buy	10/17/12	3,325,853	3,329,851	(3,998)

	British Pound	Sell	10/17/12	3,325,853	3,326,858	1,005

	Canadian Dollar	Sell	10/17/12	6,203	25,375	19,172

	Chilean Peso	Sell	10/17/12	161,326	174,142	12,816

	Czech Koruna	Buy	10/17/12	1,447,456	1,472,432	(24,976)

	Czech Koruna	Sell	10/17/12	1,447,456	1,437,971	(9,485)

	Euro	Buy	10/17/12	5,495,551	5,459,376	36,175

	Hungarian Forint	Buy	10/17/12	2,272	2,299	(27)

	Hungarian Forint	Sell	10/17/12	2,272	2,214	(58)

	Indian Rupee	Buy	10/17/12	239,793	237,075	2,718

	Indian Rupee	Sell	10/17/12	239,793	225,324	(14,469)

	Japanese Yen	Buy	10/17/12	2,555,925	2,543,172	12,753

	Malaysian Ringgit	Buy	10/17/12	188,337	187,354	983

	Malaysian Ringgit	Sell	10/17/12	188,337	184,694	(3,643)

	Mexican Peso	Buy	10/17/12	300,693	318,085	(17,392)

	New Zealand Dollar	Sell	10/17/12	397,932	381,572	(16,360)

	Norwegian Krone	Buy	10/17/12	255,423	260,967	(5,544)

	Polish Zloty	Buy	10/17/12	375,563	435,144	(59,581)

	Singapore Dollar	Buy	10/17/12	371,000	371,827	(827)

	Singapore Dollar	Sell	10/17/12	371,000	365,099	(5,901)

	South African Rand	Sell	10/17/12	9,208	7,854	(1,354)

	South Korean Won	Buy	10/17/12	95,557	86,839	8,718

	Swedish Krona	Buy	10/17/12	455,941	449,158	6,783

	Taiwan Dollar	Buy	10/17/12	1,194,892	1,194,404	488

	Taiwan Dollar	Sell	10/17/12	1,194,892	1,174,469	(20,423)

	Turkish Lira	Buy	10/17/12	2,123,598	2,105,577	18,021

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	2,605,686	2,584,279	21,407

	Brazilian Real	Sell	10/17/12	2,834,878	2,814,434	(20,444)

	British Pound	Sell	10/17/12	1,320,201	1,304,055	(16,146)

	Canadian Dollar	Buy	10/17/12	2,615,945	2,616,617	(672)

	Canadian Dollar	Sell	10/17/12	2,615,945	2,632,950	17,005

	Czech Koruna	Buy	10/17/12	1,150,581	1,170,641	(20,060)

	Czech Koruna	Sell	10/17/12	1,150,581	1,156,982	6,401

	Danish Krone	Buy	10/17/12	864,024	848,120	15,904

	Euro	Sell	10/17/12	488,391	490,382	1,991

	Japanese Yen	Buy	10/17/12	60,097	59,848	249

	Japanese Yen	Sell	10/17/12	60,097	60,224	127

	Mexican Peso	Buy	10/17/12	109	4,096	(3,987)

Dynamic Asset Allocation Balanced Fund	83

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Singapore Dollar	Buy	10/17/12	$792,194	$793,613	$(1,419)

	Singapore Dollar	Sell	10/17/12	792,194	782,371	(9,823)

	South Korean Won	Buy	10/17/12	37,505	27,603	9,902

	Swiss Franc	Sell	10/17/12	1,253,505	1,233,749	(19,756)

	Taiwan Dollar	Sell	10/17/12	879,125	863,165	(15,960)

	Turkish Lira	Buy	10/17/12	1,469,197	1,456,769	12,428

Credit Suisse AG

	Australian Dollar	Sell	10/17/12	12,403,712	12,244,815	(158,897)

	Brazilian Real	Buy	10/17/12	943,729	935,394	8,335

	Brazilian Real	Sell	10/17/12	943,729	942,344	(1,385)

	British Pound	Buy	10/17/12	356,370	247,086	109,284

	Canadian Dollar	Sell	10/17/12	563,538	535,641	(27,897)

	Chilean Peso	Sell	10/17/12	123,897	128,511	4,614

	Czech Koruna	Buy	10/17/12	1,268,915	1,286,011	(17,096)

	Czech Koruna	Sell	10/17/12	1,268,915	1,275,454	6,539

	Euro	Buy	10/17/12	8,417,798	8,254,564	163,234

	Hungarian Forint	Buy	10/17/12	425,234	417,256	7,978

	Hungarian Forint	Sell	10/17/12	425,234	415,927	(9,307)

	Japanese Yen	Sell	10/17/12	5,086,710	5,066,736	(19,974)

	Malaysian Ringgit	Buy	10/17/12	295,137	289,242	5,895

	Malaysian Ringgit	Sell	10/17/12	295,137	293,167	(1,970)

	Mexican Peso	Buy	10/17/12	836,792	843,910	(7,118)

	New Zealand Dollar	Sell	10/17/12	1,584,112	1,519,080	(65,032)

	Norwegian Krone	Sell	10/17/12	970,402	978,590	8,188

	Philippines Peso	Buy	10/17/12	685,528	680,978	4,550

	Polish Zloty	Buy	10/17/12	735,359	763,364	(28,005)

	Singapore Dollar	Sell	10/17/12	159,873	143,350	(16,523)

	South African Rand	Sell	10/17/12	554,567	559,840	5,273

	South Korean Won	Buy	10/17/12	396,157	378,234	17,923

	Swedish Krona	Buy	10/17/12	466,974	500,919	(33,945)

	Swiss Franc	Buy	10/17/12	2,352,050	2,314,677	37,373

	Taiwan Dollar	Sell	10/17/12	693,961	686,229	(7,732)

	Turkish Lira	Buy	10/17/12	719,526	710,039	9,487

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	11,052,436	10,830,187	222,249

	Brazilian Real	Buy	10/17/12	794,408	786,639	7,769

	Brazilian Real	Sell	10/17/12	794,408	792,340	(2,068)

	British Pound	Buy	10/17/12	4,892,461	4,899,864	(7,403)

	British Pound	Sell	10/17/12	4,892,461	4,866,788	(25,673)

	Canadian Dollar	Sell	10/17/12	13,931	14,019	88

	Czech Koruna	Buy	10/17/12	525,583	539,154	(13,571)

	Czech Koruna	Sell	10/17/12	525,583	523,061	(2,522)

	Euro	Sell	10/17/12	9,280,064	9,098,797	(181,267)

	Japanese Yen	Buy	10/17/12	1,330,590	1,333,859	(3,269)

84	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Japanese Yen	Sell	10/17/12	$1,330,590	$1,326,755	$(3,835)

	Mexican Peso	Buy	10/17/12	55,419	55,630	(211)

	Norwegian Krone	Buy	10/17/12	549,576	528,473	21,103

	Polish Zloty	Buy	10/17/12	761,905	807,109	(45,204)

	Singapore Dollar	Sell	10/17/12	540,977	528,859	(12,118)

	South Korean Won	Buy	10/17/12	202,712	195,697	7,015

	Swedish Krona	Buy	10/17/12	1,300,961	1,288,852	12,109

	Swedish Krona	Sell	10/17/12	1,300,961	1,272,692	(28,269)

	Turkish Lira	Buy	10/17/12	752,170	740,803	11,367

Goldman Sachs International

	Australian Dollar	Buy	10/17/12	2,049,863	2,018,132	31,731

	British Pound	Buy	10/17/12	567,899	567,837	62

	British Pound	Sell	10/17/12	567,899	558,250	(9,649)

	Japanese Yen	Buy	10/17/12	13,833	12,682	1,151

	Norwegian Krone	Buy	10/17/12	3,053	3,064	(11)

	Norwegian Krone	Sell	10/17/12	3,053	3,012	(41)

	Singapore Dollar	Buy	10/17/12	792,194	793,568	(1,374)

	Singapore Dollar	Sell	10/17/12	792,194	779,821	(12,373)

	Turkish Lira	Buy	10/17/12	2,665	2,628	37

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	2,560,236	2,547,172	13,064

	British Pound	Sell	10/17/12	1,307,388	1,270,903	(36,485)

	Canadian Dollar	Buy	10/17/12	1,441,282	1,448,159	(6,877)

	Canadian Dollar	Sell	10/17/12	1,441,282	1,451,384	10,102

	Czech Koruna	Buy	10/17/12	1,448,708	1,473,252	(24,544)

	Czech Koruna	Sell	10/17/12	1,448,708	1,442,196	(6,512)

	Euro	Sell	10/17/12	3,937,200	3,812,266	(124,934)

	Indian Rupee	Buy	10/17/12	618,883	607,439	11,444

	Indian Rupee	Sell	10/17/12	618,883	587,461	(31,422)

	Japanese Yen	Buy	10/17/12	197,998	196,566	1,432

	Norwegian Krone	Buy	10/17/12	120,079	120,502	(423)

	Norwegian Krone	Sell	10/17/12	120,079	118,570	(1,509)

	Russian Ruble	Buy	10/17/12	794,924	812,161	(17,237)

	Singapore Dollar	Buy	10/17/12	633,951	636,735	(2,784)

	South Korean Won	Buy	10/17/12	136,141	130,228	5,913

	Turkish Lira	Buy	10/17/12	843,721	830,658	13,063

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	2,751,972	2,677,747	74,225

	Brazilian Real	Buy	10/17/12	794,359	786,615	7,744

	Brazilian Real	Sell	10/17/12	794,359	792,875	(1,484)

	British Pound	Buy	10/17/12	5,012,273	4,927,146	85,127

	Canadian Dollar	Sell	10/17/12	1,788,230	1,804,021	15,791

	Chilean Peso	Buy	10/17/12	218,374	209,992	8,382

	Czech Koruna	Buy	10/17/12	1,160,672	1,181,301	(20,629)

Dynamic Asset Allocation Balanced Fund	85

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Czech Koruna	Sell	10/17/12	$1,160,672	$1,161,680	$1,008

	Euro	Sell	10/17/12	9,307,697	9,084,859	(222,838)

	Hong Kong Dollar	Sell	10/17/12	739,641	739,387	(254)

	Hungarian Forint	Buy	10/17/12	394,933	386,342	8,591

	Hungarian Forint	Sell	10/17/12	394,933	385,302	(9,631)

	Japanese Yen	Buy	10/17/12	6,542,311	6,512,198	30,113

	Mexican Peso	Buy	10/17/12	598,081	586,810	11,271

	New Zealand Dollar	Sell	10/17/12	795,368	794,171	(1,197)

	Norwegian Krone	Sell	10/17/12	1,370,624	1,350,257	(20,367)

	Polish Zloty	Buy	10/17/12	359,922	382,723	(22,801)

	Russian Ruble	Buy	10/17/12	794,921	812,715	(17,794)

	Singapore Dollar	Buy	10/17/12	132,087	137,073	(4,986)

	South African Rand	Sell	10/17/12	297,582	293,211	(4,371)

	South Korean Won	Buy	10/17/12	97,973	89,453	8,520

	Swedish Krona	Buy	10/17/12	435,703	425,801	9,902

	Swedish Krona	Sell	10/17/12	435,703	437,851	2,148

	Swiss Franc	Buy	10/17/12	12,869	12,666	203

	Swiss Franc	Sell	10/17/12	12,869	12,924	55

	Taiwan Dollar	Sell	10/17/12	877,955	859,426	(18,529)

	Turkish Lira	Buy	10/17/12	865,429	853,950	11,479

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	51,300	50,844	456

	Brazilian Real	Sell	10/17/12	51,300	51,277	(23)

	Euro	Buy	10/17/12	7,131,916	6,980,407	151,509

	Singapore Dollar	Buy	10/17/12	792,113	793,506	(1,393)

	Singapore Dollar	Sell	10/17/12	792,113	785,100	(7,013)

	South Korean Won	Buy	10/17/12	13,779	13,450	329

	Swiss Franc	Buy	10/17/12	3,681,706	3,620,280	61,426

	Taiwan Dollar	Sell	10/17/12	25,217	23,610	(1,607)

	Turkish Lira	Buy	10/17/12	8,828	8,749	79

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	2,568,908	2,535,169	33,739

	Brazilian Real	Buy	10/17/12	975,926	967,920	8,006

	Brazilian Real	Sell	10/17/12	975,926	974,254	(1,672)

	British Pound	Sell	10/17/12	2,472,574	2,436,499	(36,075)

	Canadian Dollar	Sell	10/17/12	208,251	213,766	5,515

	Chilean Peso	Buy	10/17/12	97,838	96,429	1,409

	Czech Koruna	Buy	10/17/12	768,344	790,802	(22,458)

	Czech Koruna	Sell	10/17/12	768,344	766,387	(1,957)

	Euro	Sell	10/17/12	2,993,963	2,883,376	(110,587)

	Hungarian Forint	Buy	10/17/12	421,542	411,170	10,372

	Hungarian Forint	Sell	10/17/12	421,542	412,212	(9,330)

	Japanese Yen	Buy	10/17/12	2,455,592	2,442,603	12,989

	Mexican Peso	Buy	10/17/12	144,613	143,747	866

86	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	New Zealand Dollar	Sell	10/17/12	$398,098	$381,779	$(16,319)

	Norwegian Krone	Buy	10/17/12	314,843	315,960	(1,117)

	Norwegian Krone	Sell	10/17/12	314,843	310,604	(4,239)

	Polish Zloty	Buy	10/17/12	815,370	820,248	(4,878)

	Polish Zloty	Sell	10/17/12	815,370	784,626	(30,744)

	Singapore Dollar	Sell	10/17/12	771,579	759,355	(12,224)

	South African Rand	Buy	10/17/12	81,389	73,012	8,377

	South Korean Won	Buy	10/17/12	314,644	297,362	17,282

	Swedish Krona	Buy	10/17/12	696,154	694,987	1,167

	Swiss Franc	Buy	10/17/12	13,720	13,501	219

	Swiss Franc	Sell	10/17/12	13,720	13,779	59

	Taiwan Dollar	Sell	10/17/12	1,114,239	1,092,840	(21,399)

	Thai Baht	Buy	10/17/12	677,973	667,704	10,269

	Turkish Lira	Buy	10/17/12	67,122	57,731	9,391

UBS AG

	Australian Dollar	Buy	10/17/12	6,646,359	6,543,991	102,368

	British Pound	Sell	10/17/12	1,400,937	1,392,584	(8,353)

	Canadian Dollar	Sell	10/17/12	1,443,213	1,432,415	(10,798)

	Czech Koruna	Buy	10/17/12	1,150,596	1,170,686	(20,090)

	Czech Koruna	Sell	10/17/12	1,150,596	1,155,018	4,422

	Euro	Buy	10/17/12	8,159,593	8,018,761	140,832

	Hungarian Forint	Buy	10/17/12	447,748	436,612	11,136

	Hungarian Forint	Sell	10/17/12	447,748	455,765	8,017

	Indian Rupee	Buy	10/17/12	618,882	607,184	11,698

	Indian Rupee	Sell	10/17/12	618,882	588,934	(29,948)

	Japanese Yen	Sell	10/17/12	7,093,584	7,065,004	(28,580)

	Mexican Peso	Buy	10/17/12	5,089	32,728	(27,639)

	New Zealand Dollar	Sell	10/17/12	733,683	735,040	1,357

	Norwegian Krone	Buy	10/17/12	10,981,358	10,843,486	137,872

	Philippines Peso	Buy	10/17/12	486,734	483,666	3,068

	Russian Ruble	Buy	10/17/12	794,924	812,188	(17,264)

	Singapore Dollar	Sell	10/17/12	1,010,818	994,532	(16,286)

	South African Rand	Sell	10/17/12	15,276	23,978	8,702

	Swedish Krona	Buy	10/17/12	1,371,324	1,383,466	(12,142)

	Swedish Krona	Sell	10/17/12	1,371,324	1,370,794	(530)

	Swiss Franc	Sell	10/17/12	36,586	35,991	(595)

	Taiwan Dollar	Sell	10/17/12	455,757	426,977	(28,780)

	Thai Baht	Buy	10/17/12	483,072	475,702	7,370

	Turkish Lira	Buy	10/17/12	775,322	764,874	10,448

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	1,249,540	1,236,169	13,371

	British Pound	Sell	10/17/12	1,307,606	1,310,770	3,164

	Canadian Dollar	Buy	10/17/12	1,969,230	1,998,328	(29,098)

	Canadian Dollar	Sell	10/17/12	1,969,230	1,978,197	8,967

Dynamic Asset Allocation Balanced Fund	87

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp. cont.

	Euro	Sell	10/17/12	$15,443,451	$15,092,445	$(351,006)

	Japanese Yen	Buy	10/17/12	1,151,160	1,146,611	4,549

	Mexican Peso	Buy	10/17/12	694,893	698,102	(3,209)

	Norwegian Krone	Buy	10/17/12	3,036	3,046	(10)

	Norwegian Krone	Sell	10/17/12	3,036	2,995	(41)

	Swedish Krona	Buy	10/17/12	27,375	26,746	629

	Swedish Krona	Sell	10/17/12	27,374	27,511	137

Total						$(402,130)

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	37	$4,241,518	Dec-12	$(22,952)

Canadian Government Bond
10 yr (Long)	23	3,211,718	Dec-12	28,203

Euro STOXX 50 Index (Short)	544	17,162,096	Dec-12	634,403

FTSE 100 Index (Short)	292	26,938,018	Dec-12	546,140

Japanese Government Bond
10 yr Mini (Short)	1	184,828	Dec-12	(761)

MSCI EAFE Index Mini (Long)	67	5,018,970	Dec-12	(158,309)

NASDAQ 100 Index E-Mini (Short)	337	18,818,080	Dec-12	68,592

OMXS 30 Index (Short)	315	5,155,051	Oct-12	131,154

Russell 2000 Index Mini (Short)	116	9,679,040	Dec-12	69,815

S&P 500 Index E-Mini (Long)	2,539	182,071,690	Dec-12	198,042

S&P 500 Index E-Mini (Short)	950	68,124,500	Dec-12	(77,900)

S&P Mid Cap 400 Index E-Mini (Long)	526	51,889,900	Dec-12	(867,398)

SGX MSCI Singapore Index (Short)	38	2,179,922	Oct-12	7,246

SPI 200 Index (Long)	57	6,480,222	Dec-12	(20,960)

SPI 200 Index (Short)	50	5,684,406	Dec-12	24,402

Tokyo Price Index (Short)	152	14,315,736	Dec-12	(195,648)

U.S. Treasury Bond 30 yr (Long)	236	35,252,500	Dec-12	(156,995)

U.S. Treasury Bond Ultra 30 yr (Long)	51	8,426,156	Dec-12	(93,941)

U.S. Treasury Bond Ultra 30 yr (Short)	1	165,219	Dec-12	1,881

U.S. Treasury Note 2 yr (Long)	253	55,794,406	Dec-12	27,753

U.S. Treasury Note 2 yr (Short)	151	33,300,219	Dec-12	(16,802)

U.S. Treasury Note 5 yr (Long)	405	50,476,289	Dec-12	185,856

U.S. Treasury Note 5 yr (Short)	62	7,727,234	Dec-12	(30,149)

U.S. Treasury Note 10 yr (Long)	158	21,090,531	Dec-12	98,872

U.S. Treasury Note 10 yr (Short)	111	14,816,766	Dec-12	(55,930)

Total				$324,614

88	Dynamic Asset Allocation Balanced Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $13,693,018)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	15,316	Nov-12/$134.00	$11,786

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$5,639,620	Aug-16/4.35	860,082

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	6,141,710	Aug-16/4.28	148,617

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	6,141,710	Aug-16/4.28	902,420

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,362,729	Jul-16/4.80	24,182

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,362,729	Jul-16/4.80	264,502

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,616,660	Jun-16/4.89	47,931

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	6,398,663	May-16/4.745	47,811

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	6,398,663	May-16/4.745	815,759

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,616,660	Jun-16/4.39	734,284

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	6,724,074	Jun-16/4.12	649,256

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	6,724,074	Jun-16/5.12	43,962

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	4,190,064	May-16/4.7575	29,749

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	15,996,658	May-16/4.77	118,151

Dynamic Asset Allocation Balanced Fund	89

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $13,693,018) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	$4,190,064	May-16/4.7575	$519,149

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	15,996,658	May-16/4.77	1,994,575

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	158,406	May-16/4.60	1,300

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	158,406	May-16/4.60	18,486

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02%
versus the three month USD-LIBOR-BBA maturing
April 2026. E	23,092,447	Apr-16/5.02	324,218

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	23,092,447	Apr-16/5.02	4,778,936

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,006,000	Oct-12/1.75	7,595

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	159,199	May-16/4.86	1,158

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	159,199	May-16/4.36	16,975

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,006,000	Oct-12/1.75	4,638

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	6,574,650	Jun-16/4.575	55,102

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,574,650	Jun-16/4.575	759,187

Total			$13,179,811

E Extended settlement date on premium.

90	Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $1,041,094)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$1,000,000	10/11/12	$1,055,547

Total			$1,055,547

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$5,110,000	$—	5/14/22	2.0215%	3 month USD-
					LIBOR-BBA	$(210,329)

	285,000	7,565	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(7,791)

Barclay’s Bank, PLC
	14,046,000 E	11,560	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(7,542)

	211,000 E	(177)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	110

	741,000 E	(46,224)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(9,152)

	29,340,000 E	316,986	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	269,161

	524,000 E	(2,383)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,529)

	4,829,000 E	(1,000)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	14,211

	16,000,000	—	9/13/14	3 month USD-
				LIBOR-BBA	0.389%	5,842

	25,000,000	—	9/13/17	3 month USD-
				LIBOR-BBA	0.8075%	61,359

	3,600,000	—	9/13/22	3 month USD-
				LIBOR-BBA	1.7823%	31,146

	4,200,000	—	9/13/42	3 month USD-
				LIBOR-BBA	2.633%	27,330

GBP	2,430,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(582,279)

Citibank, N.A.
	$252,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	7,782

	2,366,000 E	562	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(2,656)

	163,000 E	188	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	701

	6,434,000 E	(50,187)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(39,700)

	163,000 E	(6,913)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	1,242

Dynamic Asset Allocation Balanced Fund	91

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	$72,818,000 E	$(80,397)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	$18,636

	9,775,000 E	20,293	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	51,084

	827,000 E	73,464	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	32,089

	14,860,000 E	16,743	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(3,466)

	24,668,000 E	12,623	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(65,082)

	2,866,000 E	(189,004)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(45,617)

	3,446,000 E	63,040	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	57,423

	19,892,000 E	(268,163)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(235,738)

MXN	30,380,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	192,492

Deutsche Bank AG
	$128,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	3,864

	95,973,000 E	93,875	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(36,649)

	2,041,000 E	(633)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	5,796

	8,521,000 E	(80,167)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(66,278)

KRW	2,271,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(67,931)

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	201,389

Goldman Sachs International
	$3,357,000 E	2,312	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(2,253)

	7,717,000 E	(14,753)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(39,062)

	970,000	15,260	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	13,679

	1,834,000	130,345	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	38,590

GBP	2,430,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	273,828

JPMorgan Chase Bank NA
	$230,000 E	(419)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(1,144)

	787,000 E	236	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	1,519

92	Dynamic Asset Allocation Balanced Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
	$776,000 E	$17,550	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	$16,285

	1,022,000 E	(103,350)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(52,219)

CAD	2,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(69,347)

CAD	3,922,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	33,766

MXN	10,354,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(62,076)

MXN	13,389,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(80,105)

MXN	4,340,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	29,660

MXN	49,187,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(188,173)

MXN	7,830,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	44,308

UBS AG
CHF	16,257,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(104,047)

Total						$(546,873)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$19,713	1/12/38	6.50% (1 month	Synthetic TRS	$(93)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

107,794	1/12/38	(6.50%) 1 month	Synthetic MBX	(254)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

4,700,000	4/7/16	(2.63%)	USA Non Revised	(109,308)
			Consumer Price
			Index-Urban (CPI-U)

762,764	1/12/41	4.00% (1 month	Synthetic TRS	(20,810)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

Dynamic Asset Allocation Balanced Fund	93

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
	$124,837	1/12/40	5.00% (1 month	Synthetic MBX	$449
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,051,104	1/12/40	4.50% (1 month	Synthetic MBX	(1,746)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	1,830,536	1/12/41	5.00% (1 month	Synthetic MBX	6,587
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,100,546	1/12/41	5.00% (1 month	Synthetic MBX	3,960
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	210,169	1/12/40	5.00% (1 month	Synthetic MBX	757
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	682,128	1/12/40	5.00% (1 month	Synthetic MBX	2,455
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	494,608	1/12/40	5.00% (1 month	Synthetic MBX	1,780
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
	846,093	1/12/41	5.00% (1 month	Synthetic MBX	3,045
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	827,322	1/12/41	5.00% (1 month	Synthetic MBX	2,977
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	326	2/13/13	(3 month USD-	A basket	1,041,188
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

baskets	156	2/13/13	3 month USD-	A basket	497,464
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%	of common stocks

units	7,226	2/13/13	3 month USD-	Russell 1000	(836,580)
			LIBOR-BBA minus	Total Return Index
			0.15%

units	4,318	2/13/13	3 month USD-	Russell 1000	(499,889)
			LIBOR-BBA minus	Total Return Index
			0.15%

94	Dynamic Asset Allocation Balanced Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$4,821,600	1/12/41	4.50% (1 month	Synthetic MBX	$19,855
		USD-LIBOR)	Index 4.50%
			30 year Ginnie
			Mae II pools

Goldman Sachs International
2,690,000	3/1/16	2.47%	USA Non Revised	35,051
			Consumer Price
			Index-Urban (CPI-U)

2,017,500	3/3/16	2.45%	USA Non Revised	24,906
			Consumer Price
			Index-Urban (CPI-U)

91,646	1/12/38	6.50% (1 month	Synthetic TRS	(432)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

3,906,451	1/12/41	4.00% (1 month	Synthetic TRS	(106,579)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

7,550	1/12/38	6.50% (1 month	Synthetic TRS	(36)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

572,435	1/12/41	4.00% (1 month	Synthetic TRS	(15,618)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

98,776	1/12/38	(6.50%) 1 month	Synthetic MBX	(233)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

118,490	1/12/38	(6.50%) 1 month	Synthetic MBX	(279)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,950,331	1/12/41	4.00% (1 month	Synthetic TRS	(53,211)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

2,186,289	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,151)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,864,000	4/3/17	2.3225%	USA Non Revised	13,644
			Consumer Price
			Index-Urban (CPI-U)

Dynamic Asset Allocation Balanced Fund	95

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,864,000	4/4/17	2.35%	USA Non Revised	$16,403
				Consumer Price
				Index-Urban (CPI-U)

	1,864,000	4/5/17	2.355%	USA Non Revised	16,925
				Consumer Price
				Index-Urban (CPI-U)

	1,864,000	4/5/22	2.66%	USA Non Revised	18,265
				Consumer Price
				Index-Urban (CPI-U)

GBP	1,163,000	3/30/17	(3.0925%)	GBP Non-revised	(54,049)
				UK Retail Price
				Index

GBP	1,163,000	4/2/17	(3.085%)	GBP Non-revised	(59,326)
				UK Retail Price
				Index

GBP	2,326,000	9/20/17	2.6625%	GBP Non-revised	11,636
				UK Retail Price
				Index

GBP	1,163,000	9/21/17	2.66%	GBP Non-revised	5,565
				UK Retail Price
				Index

GBP	1,163,000	4/3/17	(3.09%)	GBP Non-revised	(59,833)
				UK Retail Price
				Index

GBP	1,163,000	4/3/22	(3.21%)	GBP Non-revised	(117,977)
				UK Retail Price
				Index

JPMorgan Chase Bank NA
shares	804,010	10/22/12	(3 month USD-	iShares MSCI	3,000,144
			LIBOR-BBA plus	Emerging Markets
			0.04%)	Index

Total					$2,781,652

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
18 Index	BBB+/P	$25,108	$6,170,000	6/20/17	100 bp	$54,203

DJ CDX NA IG Series
18 Index	BBB+/P	(361)	165,000	6/20/17	100 bp	417

96	Dynamic Asset Allocation Balanced Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)		$300,000	6/20/14	(500 bp)	$(30,623)

DJ CDX NA IG Series
18 Index	BBB+/P	73,942		7,070,000	6/20/17	100 bp	107,281

DJ CDX NA IG Series
18 Index	BBB+/P	(16,084)		4,070,000	6/20/17	100 bp	3,108

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)		1,570,000	12/20/19	(100 bp)	251,241

DJ CDX NA HY Series
18 Index	B+/P	853,825		24,151,050	6/20/17	500 bp	1,018,965

DJ CDX NA IG Series
18 Index	BBB+/P	38,145		4,470,000	6/20/17	100 bp	59,224

DJ CDX NA IG Series
18 Index	BBB+/P	1,358		1,295,000	6/20/17	100 bp	7,465

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(37,840)		1,720,000	6/20/14	(500 bp)	(166,970)

DJ CDX NA HY Series
18 Index	B+/P	912,634		34,419,330	6/20/17	500 bp	1,147,985

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR	580,000	9/20/13	715 bp	51,138

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	800,000	9/20/13	477 bp	44,728

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	800,000	9/20/13	535 bp	50,782

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—		$605,000	9/20/13	495 bp	26,023

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	178,448		6,730,020	6/20/17	500 bp	224,466

Total							$2,849,433

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Balanced Fund	97

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$24,078,080	$10,355,401	$—

Capital goods	24,874,473	5,861,475	—

Communication services	24,271,544	6,012,049	—

Conglomerates	13,545,449	1,578,014	—

Consumer cyclicals	55,446,177	12,273,479	6

Consumer staples	44,612,898	12,259,339	3,740

Energy	48,662,415	8,353,446	—

Financials	74,815,102	23,199,056	—

Health care	55,728,848	10,524,731	—

Technology	109,373,020	4,713,708	—

Transportation	4,445,291	2,547,464	—

Utilities and power	13,306,333	3,783,476	—

Total common stocks	493,159,630	101,461,638	3,746

Asset-backed securities	—	78,397	—

Commodity linked notes	—	11,047,796	—

Convertible bonds and notes	—	839,186	—

Convertible preferred stocks	145,860	489,533	—

Corporate bonds and notes	—	242,976,020	—

Foreign government and agency bonds and notes	—	11,776,378	—

Investment Companies	9,906,308	—	—

Mortgage-backed securities	—	48,567,352	—

Municipal bonds and notes	—	437,467	—

Preferred stocks	114,092	1,195,874	—

Purchased options outstanding	—	11,868,558	—

Senior loans	—	6,012,767	—

U.S. Government and Agency Mortgage Obligations	—	138,114,922	—

Warrants	1,513	1,083	10,152

Short-term investments	305,120,654	81,528,236	—

Totals by level	$808,448,057	$656,395,207	$13,898

98	Dynamic Asset Allocation Balanced Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(402,130)	$—

Futures contracts	324,614	—	—

Written options	—	(13,179,811)	—

TBA sale commitments	—	(1,055,547)	—

Interest rate swap contracts	—	(485,705)	—

Total return swap contracts	—	2,781,652	—

Credit default contracts	—	842,334	—

Totals by level	$324,614	$(11,499,207)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	99

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $1,395,754 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,058,038,297)	$1,166,518,202
Affiliated issuers (identified cost $298,338,960) (Notes 1 and 6)	298,338,960

Cash	19,325

Foreign currency (cost $3,235,195) (Note 1)	2,946,002

Dividends, interest and other receivables	6,391,216

Receivable for shares of the fund sold	4,568,566

Receivable for investments sold	26,736,626

Receivable for sales of delayed delivery securities (Note 1)	1,041,927

Unrealized appreciation on swap contracts (Note 1)	9,203,374

Receivable for variation margin (Note 1)	163,867

Unrealized appreciation on forward currency contracts (Note 1)	2,100,800

Premium paid on swap contracts (Note 1)	920,131

Total assets	1,518,948,996

LIABILITIES

Distributions payable to shareholders	500

Payable for investments purchased	28,149,863

Payable for purchases of delayed delivery securities (Note 1)	137,620,444

Payable for shares of the fund repurchased	6,923,565

Payable for compensation of Manager (Note 2)	575,287

Payable for investor servicing fees (Note 2)	379,878

Payable for custodian fees (Note 2)	96,300

Payable for Trustee compensation and expenses (Note 2)	292,959

Payable for administrative services (Note 2)	5,729

Payable for distribution fees (Note 2)	735,436

Unrealized depreciation on forward currency contracts (Note 1)	2,502,930

Written options outstanding, at value (premiums $13,693,018) (Notes 1 and 3)	13,179,811

Premium received on swap contracts (Note 1)	2,866,062

Unrealized depreciation on swap contracts (Note 1)	4,119,162

TBA sale commitments, at value (proceeds receivable $1,041,094) (Note 1)	1,055,547

Collateral on securities loaned, at value (Note 1)	1,484,760

Collateral on certain derivative contracts, at value (Note 1)	8,266,454

Other accrued expenses	340,069

Total liabilities	208,594,756

Net assets	$1,310,354,240

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,369,958,701

Distributions in excess of net investment income (Note 1)	(5,723,446)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(167,568,775)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	113,687,760

Total — Representing net assets applicable to capital shares outstanding	$1,310,354,240

(Continued on next page)

100	Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($899,120,943 divided by 75,633,428 shares)	$11.89

Offering price per class A share (100/94.25 of $11.89)*	$12.62

Net asset value and offering price per class B share ($85,832,543 divided by 7,246,847 shares)**	$11.84

Net asset value and offering price per class C share ($98,191,975 divided by 8,426,652 shares)**	$11.65

Net asset value and redemption price per class M share ($21,875,755 divided by 1,842,913 shares)	$11.87

Offering price per class M share (100/96.50 of $11.87)*	$12.30

Net asset value, offering price and redemption price per class R share
($11,821,262 divided by 1,000,853 shares)	$11.81

Net asset value, offering price and redemption price per class R5 share
($10,543 divided by 886 shares)	$11.90

Net asset value, offering price and redemption price per class R6 share
($10,545 divided by 886 shares)	$11.90

Net asset value, offering price and redemption price per class Y share
($193,490,674 divided by 16,256,864 shares)	$11.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	101

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $8,896) (including interest income of $270,678 from investments
in affiliated issuers) (Note 6)	$22,446,600

Dividends (net of foreign tax of $307,312)	13,502,643

Securities lending (Note 1)	52,304

Total investment income	36,001,547

EXPENSES

Compensation of Manager (Note 2)	6,843,794

Investor servicing fees (Note 2)	2,434,962

Custodian fees (Note 2)	249,957

Trustee compensation and expenses (Note 2)	108,749

Administrative services (Note 2)	38,915

Distribution fees (Note 2)	4,272,399

Other	649,030

Total expenses	14,597,806

Expense reduction (Note 2)	(56,424)

Net expenses	14,541,382

Net investment income	21,460,165

Net realized gain on investments (net of foreign tax of $7,073) (Notes 1 and 3)	60,019,894

Net realized loss on swap contracts (Note 1)	(35,306,666)

Net realized gain on futures contracts (Note 1)	28,498,836

Net realized loss on foreign currency transactions (Note 1)	(26,553)

Net realized loss on written options (Notes 1 and 3)	(6,259,280)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,867,502)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	176,623,151

Net gain on investments	219,681,880

Net increase in net assets resulting from operations	$241,142,045

The accompanying notes are an integral part of these financial statements.

102	Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$21,460,165	$25,455,269

Net realized gain on investments
and foreign currency transactions	46,926,231	57,556,207

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	172,755,649	(87,606,619)

Net increase (decrease) in net assets resulting
from operations	241,142,045	(4,595,143)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,910,054)	(35,840,251)

Class B	(831,938)	(3,326,863)

Class C	(958,614)	(3,170,220)

Class M	(268,070)	(740,848)

Class R	(167,788)	(380,070)

Class R5	(48)	—

Class R6	(50)	—

Class Y	(3,523,769)	(7,197,201)

Increase in capital from settlement payments (Note 9)	—	123,114

Decrease from capital share transactions (Note 4)	(133,881,070)	(66,213,432)

Total increase (decrease) in net assets	86,600,644	(121,340,914)

NET ASSETS

Beginning of year	1,223,753,596	1,345,094,510

End of year (including distributions in excess
of net investment income of $5,723,446
and $5,890,344, respectively)	$1,310,354,240	$1,223,753,596

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	103

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2012	$9.99	.20	1.89	2.09	(.19)	(.19)	—	—	$11.89	21.06	$899,121	1.06	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	1.13 [g]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— [f]	—	10.01	(19.45)	1,142,882	1.09 [g]	1.09 [g]	3.07 [g]	124

Class B
September 30, 2012	$9.95	.11	1.89	2.00	(.11)	(.11)	—	—	$11.84	20.13	$85,833	1.81	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.88 [g]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	1.84 [g]	2.30 [g]	124

Class C
September 30, 2012	$9.80	.11	1.85	1.96	(.11)	(.11)	—	—	$11.65	20.07	$98,192	1.81	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.88 [g]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	1.84 [g]	2.32 [g]	124

Class M
September 30, 2012	$9.98	.14	1.89	2.03	(.14)	(.14)	—	—	$11.87	20.40	$21,876	1.56	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	1.63 [g]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	1.59 [g]	2.58 [g]	124

Class R
September 30, 2012	$9.93	.17	1.88	2.05	(.17)	(.17)	—	—	$11.81	20.70	$11,821	1.31	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	1.38 [g]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	1.34 [g]	2.83 [g]	124

Class R5
September 30, 2012†	$11.34	.06	.55	.61	(.05)	(.05)	—	—	$11.90	5.41 *	$11	.19 *	.19 *	.47 *	182

Class R6
September 30, 2012†	$11.34	.06	.56	.62	(.06)	(.06)	—	—	$11.90	5.44 *	$11	.16 *	.16 *	.49 *	182

Class Y
September 30, 2012	$10.00	.23	1.89	2.12	(.22)	(.22)	—	—	$11.90	21.34	$193,491.81		.81	2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		.81	2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	.88 [g]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	.84 [g]	3.33 [g]	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	105

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

106	Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) (which changed its name from Putnam Asset Allocation: Balanced Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also invests in fixed income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Dynamic Asset Allocation Balanced Fund	107

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

108	Dynamic Asset Allocation Balanced Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $348,500,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund	109

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $640,500,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,960,600,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and

110	Dynamic Asset Allocation Balanced Fund

market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,084,674 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,495,786 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $8,397,161.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding,

Dynamic Asset Allocation Balanced Fund	111

equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,408,606. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $1,484,760.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

112	Dynamic Asset Allocation Balanced Fund

At September 30, 2012, the fund had a capital loss carryover of $159,237,370 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$79,492,513	N/A	$79,492,513	September 30, 2017

79,744,857	N/A	79,744,857	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $632,936 to increase distributions in excess of net investment income, $10,979,194 to decrease paid-in-capital and $11,612,130 to decrease accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$129,909,651
Unrealized depreciation	(28,886,375)

Net unrealized appreciation	101,023,276
Capital loss carryforward	(159,237,370)
Cost for federal income tax purposes	$1,363,833,886

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Dynamic Asset Allocation Balanced Fund	113

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$1,676,753
Class B	169,875
Class C	182,966
Class M	41,341
Class R	21,536
Class R5	4
Class R6	1
Class Y	342,486
Total	$2,434,962

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,174 under the expense offset arrangements and by $53,250 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,001, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

114	Dynamic Asset Allocation Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,201,103
Class B	890,733
Class C	961,130
Class M	162,894
Class R	56,539
Total	$4,272,399

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $155,803 and $1,696 from the sale of class A and class M shares, respectively, and received $73,902 and $4,185 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $119 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,654,737,759 and $1,745,607,209, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $28,317,688 and $28,306,393, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written equity	Written
		option contract	swap option	option contract	equity option
		amounts	premiums	amounts	premiums

Written options outstanding
at the beginning of the	USD	$407,839,964	$18,712,494	—	$—
reporting period	CHF	14,050,000	$18,862	—	$—

Options opened	USD	308,009,740	18,972,479	15,316	11,028
	CHF	—	—	—	—

Options exercised	USD	(106,690,258)	(2,743,887)	—	—
	CHF	—	—	—	—

Options expired	USD	—	—	—	—
	CHF	—	—	—	—

Options closed	USD	(446,677,306)	(21,259,096)	—	—
	CHF	(14,050,000)	(18,862)	—	—

Written options outstanding
at the end of the	USD	$162,482,140	$13,681,990	15,316	$11,028
reporting period	CHF	—	$—	—	$—

Dynamic Asset Allocation Balanced Fund	115

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	8,927,475	$99,884,741	12,656,859	$140,048,356

Shares issued in connection with
reinvestment of distributions	1,257,056	14,150,244	3,120,612	33,702,218

	10,184,531	114,034,985	15,777,471	173,750,574

Shares repurchased	(18,967,701)	(209,753,686)	(20,292,861)	(225,488,831)

Net decrease	(8,783,170)	$(95,718,701)	(4,515,390)	$(51,738,257)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	745,478	$8,333,663	1,114,460	$12,262,452

Shares issued in connection with
reinvestment of distributions	69,627	778,171	282,899	3,039,823

	815,105	9,111,834	1,397,359	15,302,275

Shares repurchased	(2,501,001)	(27,815,958)	(3,458,907)	(38,094,803)

Net decrease	(1,685,896)	$(18,704,124)	(2,061,548)	$(22,792,528)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	943,190	$10,359,394	1,847,500	$20,037,087

Shares issued in connection with
reinvestment of distributions	79,629	877,473	264,718	2,802,074

	1,022,819	11,236,867	2,112,218	22,839,161

Shares repurchased	(1,912,370)	(20,815,164)	(2,342,774)	(25,274,466)

Net decrease	(889,551)	$(9,578,297)	(230,556)	$(2,435,305)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	426,293	$4,652,129	207,031	$2,279,460

Shares issued in connection with
reinvestment of distributions	23,285	260,892	65,702	708,102

	449,578	4,913,021	272,733	2,987,562

Shares repurchased	(526,338)	(5,887,498)	(609,822)	(6,737,090)

Net decrease	(76,760)	$(974,477)	(337,089)	$(3,749,528)

116	Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	301,013	$3,317,231	333,038	$3,629,499

Shares issued in connection with
reinvestment of distributions	14,371	160,644	35,151	377,200

	315,384	3,477,875	368,189	4,006,699

Shares repurchased	(328,610)	(3,667,736)	(277,429)	(3,037,767)

Net increase (decrease)	(13,226)	$(189,861)	90,760	$968,932

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5		Shares		Amount

Shares sold		882		$10,000

Shares issued in connection with reinvestment of
distributions		4		48

		886		10,048

Shares repurchased		—		—

Net increase		886		$10,048

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6		Shares		Amount

Shares sold		882		$10,000

Shares issued in connection with
reinvestment of distributions		4		50

		886		10,050

Shares repurchased		—		—

Net increase		886		$10,050

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,588,665	$40,460,899	5,965,085	$65,875,452

Shares issued in connection with
reinvestment of distributions	308,616	3,477,340	662,614	7,161,981

	3,897,281	43,938,239	6,627,699	73,037,433

Shares repurchased	(4,756,731)	(52,673,947)	(5,492,896)	(59,504,179)

Net increase (decrease)	(859,450)	$(8,735,708)	1,134,803	$13,533,254

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	886	100%	$10,543

Class R6	886	100	10,545

At the close of the reporting period, a shareholder of record owned 5.8% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund	117

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$993,987	Payables	$151,653

Foreign exchange
contracts	Receivables	2,100,800	Payables	2,502,930

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	6,251,730*	Unrealized depreciation	2,668,470*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	13,738,704*	Unrealized depreciation	15,999,908*

Total		$23,085,221		$21,322,961

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$6,894,491	$6,894,491

Foreign exchange
contracts	—	—	(303,207)	—	$(303,207)

Equity contracts	—	20,801,111	—	(8,185,413)	$12,615,698

Interest rate contracts	(9,768,183)	7,697,725	—	(34,015,744)	$(36,086,202)

Total	$(9,768,183)	$28,498,836	$(303,207)	$(35,306,666)	$(16,879,220)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$4,837,153	$4,837,153

Foreign exchange
contracts	—	—	—	(3,514,836)	—	$(3,514,836)

Equity contracts	948	140	7,786,317	—	11,346,574	$19,133,979

Interest rate contracts	2,500,030	—	(2,685,575)	—	37,142,406	$36,956,861

Total	$2,500,978	$140	$5,100,742	$(3,514,836)	$53,326,133	$57,413,157

† For the reporting period, the transaction volume for warrants was minimal.

118	Dynamic Asset Allocation Balanced Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value				Market value
	at beginning of	Purchase	Sale	Income	at end of
Name of affiliate	reporting period	cost	proceeds	distributions	reporting period

Putnam
Money Market
Liquidity Fund*	$251,766,636	$480,345,686	$435,258,122	$270,678	$296,854,200

Market values are shown for those securities affiliated at the close of the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $120,127 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,987 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

Dynamic Asset Allocation Balanced Fund	119

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

120	Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) (formerly Putnam Asset Allocation Fund: Conservative Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 13, 2012

Dynamic Asset Allocation Conservative Fund	23

The fund’s portfolio 9/30/12

COMMON STOCKS (34.5%)*	Shares	Value

Basic materials (2.2%)
Agrium, Inc. (Canada)	201	$20,795

Albemarle Corp.	4,600	242,328

American Vanguard Corp.	1,040	36,192

Andersons, Inc. (The)	126	4,745

Archer Daniels-Midland Co.	682	18,537

Arkema (France)	171	16,063

Assa Abloy AB Class B (Sweden)	13,237	429,626

BASF SE (Germany)	6,359	537,320

Bemis Co., Inc.	6,100	191,967

BHP Billiton PLC (United Kingdom)	9,090	283,871

BHP Billiton, Ltd. (Australia)	14,984	513,405

Black Earth Farming, Ltd. SDR (Jersey) †	2,463	4,593

Buckeye Technologies, Inc.	1,781	57,099

Cambrex Corp. †	5,659	66,380

CF Industries Holdings, Inc.	3,036	674,721

Chicago Bridge & Iron Co., NV (Netherlands)	6,200	236,158

Cliffs Natural Resources, Inc.	1,782	69,730

Cresud S.A.C.I.F. y A. ADR (Argentina)	503	4,110

Cytec Industries, Inc.	2,800	183,456

Domtar Corp. (Canada)	2,000	156,580

Eagle Materials, Inc.	1,039	48,064

Evraz PLC (United Kingdom)	89,461	357,657

Fortune Brands Home & Security, Inc. †	10,600	286,306

Furmanite Corp. †	5,098	28,957

Georgia Gulf Corp.	585	21,189

Golden Agri-Resources, Ltd. (Singapore)	25,000	13,389

GrainCorp, Ltd. (Australia)	1,402	13,023

Incitec Pivot, Ltd. (Australia)	4,025	12,372

Innophos Holdings, Inc.	1,723	83,548

Innospec, Inc. †	1,927	65,364

Intrepid Potash, Inc. †	320	6,874

K&S AG (Germany)	1,130	55,681

KapStone Paper and Packaging Corp. †	2,145	48,027

Koninklijke DSM NV (Netherlands)	4,904	245,148

Kraton Performance Polymers, Inc. †	908	23,699

Kronos Worldwide, Inc.	2,922	43,655

KWS Saat AG (Germany)	26	6,936

L.B. Foster Co. Class A	671	21,700

Landec Corp. †	3,071	35,163

Linde AG (Germany)	1,812	312,403

LSB Industries, Inc. †	5,165	226,589

LyondellBasell Industries NV Class A (Netherlands)	14,358	741,734

Minerals Technologies, Inc.	338	23,974

Monsanto Co.	18,921	1,722,189

Mosaic Co. (The)	235	13,538

24	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Basic materials cont.
Nitto Denko Corp. (Japan)	11,900	$566,737

NN, Inc. †	4,572	38,816

Nufarm, Ltd. (Australia)	2,007	12,591

OM Group, Inc. †	1,554	28,811

PolyOne Corp.	5,283	87,539

Potash Corp. of Saskatchewan, Inc. (Canada)	687	29,830

PPG Industries, Inc.	6,600	757,944

PT Astra Agro Lestari Tbk (Indonesia)	3,000	6,856

Rio Tinto PLC (United Kingdom)	8,788	410,807

Rio Tinto, Ltd. (Australia)	4,657	255,494

Sealed Air Corp.	5,980	92,451

SLC Agricola SA (Brazil)	508	5,450

Sociedad Quimica y Minera de Chile SA ADR (Chile)	463	28,539

Steel Dynamics, Inc.	12,100	135,883

Stillwater Mining Co. †	3,004	35,417

Syngenta AG (Switzerland)	861	321,756

Trex Co., Inc. †	1,528	52,135

Tronox, Ltd. Class A	1,534	34,745

Valspar Corp.	5,000	280,500

Vilmorin & Cie (France)	59	7,101

Viterra, Inc. (Canada)	1,128	18,484

voestalpine AG (Austria)	8,091	243,107

W.R. Grace & Co. †	1,453	85,843

Westlake Chemical Corp.	1,500	109,590

Wilmar International, Ltd. (Singapore)	4,000	10,548

Yara International ASA (Norway)	389	19,537

		11,881,366
Capital goods (1.8%)
ABB, Ltd. (Switzerland)	15,034	282,631

AGCO Corp. †	613	29,105

Aisin Seiki Co., Ltd. (Japan)	7,900	224,518

American Axle & Manufacturing Holdings, Inc. †	2,315	26,090

Applied Industrial Technologies, Inc.	1,864	77,226

AZZ, Inc.	1,115	42,348

Cascade Corp.	1,353	74,063

Chart Industries, Inc. †	1,546	114,172

Chase Corp.	1,837	33,746

CNH Global NV (Netherlands) †	422	16,361

Cobham PLC (United Kingdom)	73,043	262,089

Cummins, Inc.	8,600	793,006

Deere & Co.	329	27,139

Dover Corp.	9,276	551,829

DXP Enterprises, Inc. †	1,238	59,139

Emerson Electric Co.	30,017	1,448,921

European Aeronautic Defense and Space Co. NV (France) S	10,928	347,417

Fluor Corp.	9,045	509,053

Franklin Electric Co., Inc.	1,251	75,673

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (34.5%)* cont.	Shares	Value

Capital goods cont.
Fuji Electric Co., Ltd. (Japan)	85,000	$173,025

Gardner Denver, Inc.	847	51,167

Generac Holdings, Inc.	1,545	35,365

Global Power Equipment Group, Inc.	1,172	21,670

Great Lakes Dredge & Dock Corp.	14,481	111,504

Greenbrier Companies, Inc. †	4,236	68,369

IHI Corp. (Japan)	46,000	102,479

JGC Corp. (Japan)	9,000	300,241

Lindsay Corp.	217	15,617

Lockheed Martin Corp.	11,603	1,083,488

McDermott International, Inc. †	23,593	288,306

NACCO Industries, Inc. Class A	341	42,765

Raytheon Co.	16,431	939,196

Schindler Holding AG (Switzerland)	1,618	199,177

Singapore Technologies Engineering, Ltd. (Singapore)	28,000	80,633

Smith & Wesson Holding Corp. †	3,109	34,230

Standard Motor Products, Inc.	3,360	61,891

Standex International Corp.	950	42,228

Staples, Inc.	30,400	350,208

Sturm Ruger & Co., Inc.	1,053	52,113

Tetra Tech, Inc. †	861	22,610

Textron, Inc.	15,400	403,018

TriMas Corp. †	5,400	130,194

Valmont Industries, Inc.	669	87,974

Vinci SA (France)	6,385	272,882

		9,964,876
Communication services (1.8%)
Allot Communications, Ltd. (Israel) †	1,563	41,451

Aruba Networks, Inc. †	1,557	35,009

AT&T, Inc.	32,591	1,228,681

BroadSoft, Inc. †	741	30,396

BT Group PLC (United Kingdom)	166,270	620,178

CalAmp Corp. †	3,321	27,265

Cincinnati Bell, Inc. †	11,323	64,541

Comcast Corp. Class A	69,200	2,475,284

Comtech Telecommunications Corp.	1,819	50,277

Deutsche Telekom AG (Germany)	14,119	173,759

EchoStar Corp. Class A †	8,083	231,659

France Telecom SA (France)	17,976	217,315

HSN, Inc.	1,700	83,385

IAC/InterActiveCorp.	7,300	380,038

InterDigital, Inc.	454	16,925

InterXion Holding NV (Netherlands) †	1,636	37,170

Kabel Deutschland Holding AG (Germany) †	2,904	207,479

Loral Space & Communications, Inc.	913	64,914

NeuStar, Inc. Class A †	1,901	76,097

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	6,900	327,416

26	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Communication services cont.
NTELOS Holdings Corp.	3,269	$56,783

NTT DoCoMo, Inc. (Japan)	89	144,336

Premiere Global Services, Inc. †	2,281	21,327

Tele2 AB Class B (Sweden)	8,348	151,763

Telefonica SA (Spain)	16,055	214,086

USA Mobility, Inc.	2,617	31,064

Verizon Communications, Inc.	58,332	2,658,189

Vodafone Group PLC (United Kingdom)	87,221	248,236

		9,915,023
Conglomerates (0.8%)
AMETEK, Inc.	13,350	473,258

Danaher Corp.	23,200	1,279,480

General Electric Co.	62,715	1,424,258

Marubeni Corp. (Japan)	11,000	70,141

Siemens AG (Germany)	2,309	230,581

Tyco International, Ltd.	20,500	1,153,330

		4,631,048
Consumer cyclicals (3.9%)
Advance Auto Parts, Inc.	3,500	239,540

Aeon Co., Ltd. (Japan)	13,800	155,821

Alliance Data Systems Corp. †	3,500	496,825

Beazer Homes USA, Inc. †	30,034	106,621

Bed Bath & Beyond, Inc. †	9,800	617,400

Belo Corp. Class A	15,958	124,951

Big Lots, Inc. †	2,256	66,732

Bluegreen Corp. †	4,721	29,648

Brunswick Corp.	739	16,724

Buckle, Inc. (The)	799	36,299

Bunzl PLC (United Kingdom)	11,881	213,149

Cabela’s, Inc. †	1,477	80,762

Cash America International, Inc.	669	25,803

CBS Corp. Class B	25,000	908,250

Christian Dior SA (France)	1,882	253,267

Coach, Inc.	10,682	598,406

Compass Group PLC (United Kingdom)	11,751	129,965

Conn’s, Inc. †	3,434	75,720

Cooper Tire & Rubber Co.	6,143	117,823

Corporate Executive Board Co. (The)	570	30,569

Crocs, Inc. †	2,195	35,581

Daihatsu Motor Co., Ltd. (Japan)	10,000	166,700

Daimler AG (Registered Shares) (Germany)	4,363	211,620

Deckers Outdoor Corp. †	523	19,163

Deluxe Corp.	3,113	95,133

Demand Media, Inc. †	1,668	18,131

Destination Maternity Corp.	3,808	71,210

Dillards, Inc. Class A	4,300	310,976

Dolby Laboratories, Inc. Class A †	4,300	140,825

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Dun & Bradstreet Corp. (The)	3,100	$246,822

Elders, Ltd. (Australia) †	12,016	3,101

Expedia, Inc.	5,400	312,336

Express, Inc. †	2,898	42,948

Fiat Industrial SpA (Italy)	18,473	181,208

Finish Line, Inc. (The) Class A	3,939	89,573

Foot Locker, Inc.	17,400	617,700

Francesca’s Holdings Corp. †	1,598	49,107

GameStop Corp. Class A	1,678	35,238

Gannett Co., Inc.	13,500	239,625

General Motors Co. †	28,200	641,550

Genesco, Inc. †	387	25,825

Global Cash Access Holdings, Inc. †	4,465	35,943

Goodyear Tire & Rubber Co. (The) †	5,899	71,909

Hakuhodo DY Holdings, Inc. (Japan)	4,340	292,393

Helen of Troy, Ltd. †	1,055	33,581

HMS Holdings Corp. †	259	8,658

Home Depot, Inc. (The)	29,208	1,763,287

Indofood Agri Resources, Ltd. (Singapore)	4,000	4,432

Isuzu Motors, Ltd. (Japan)	72,000	347,490

KAR Auction Services, Inc. †	2,771	54,700

La-Z-Boy, Inc. †	6,076	88,892

LeapFrog Enterprises, Inc. †	6,260	56,465

Lear Corp.	5,300	200,287

Lowe’s Cos., Inc.	20,979	634,405

Lumber Liquidators Holdings, Inc. †	408	20,677

M.D.C. Holdings, Inc.	1,007	38,780

Macy’s, Inc.	16,500	620,730

Marriott International, Inc. Class A	11,400	445,740

McGraw-Hill Cos., Inc. (The)	12,100	660,539

MGM China Holdings, Ltd. (Hong Kong)	110,800	190,940

Mitsubishi Motors Corp. (Japan) †	168,000	154,918

News Corp. Class A	45,541	1,117,121

Next PLC (United Kingdom)	7,566	422,473

O’Reilly Automotive, Inc. †	5,400	451,548

OPAP SA (Greece)	10,296	53,063

PetSmart, Inc.	5,600	386,288

Pier 1 Imports, Inc.	1,120	20,989

Priceline.com, Inc. †	642	397,225

Publicis Group SA (France)	5,584	313,083

Randstad Holding NV (Netherlands)	1,522	50,725

Rent-A-Center, Inc.	1,204	42,236

RPX Corp. †	1,833	20,548

Ryland Group, Inc. (The)	3,550	106,500

Scania AB Class B (Sweden)	10,239	188,500

Scholastic Corp.	1,392	44,238

28	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Sinclair Broadcast Group, Inc. Class A	7,483	$83,884

SJM Holdings, Ltd. (Hong Kong)	97,000	210,064

Sonic Automotive, Inc. Class A	9,708	184,258

Spectrum Brands Holdings, Inc. †	1,251	50,053

Standard Parking Corp. †	3,255	73,010

Suzuki Motor Corp. (Japan)	15,600	302,627

Swire Pacific, Ltd. Class A (Hong Kong)	29,500	360,337

TNS, Inc. †	3,438	51,398

Towers Watson & Co. Class A	3,600	190,980

Town Sports International Holdings, Inc. †	3,928	48,589

True Religion Apparel, Inc.	1,562	33,317

Trump Entertainment Resorts, Inc. †	115	460

URS Corp.	5,000	176,550

Vertis Holdings, Inc. † F	278	3

Viacom, Inc. Class B	19,458	1,042,754

VistaPrint NV †	6,700	228,805

Volkswagen AG (Preference) (Germany)	1,818	332,078

VOXX International Corp. †	6,275	46,937

Wal-Mart Stores, Inc.	5,047	372,469

Wyndham Worldwide Corp.	7,400	388,352

Wynn Resorts, Ltd.	3,500	404,040

		21,798,915
Consumer staples (3.4%)
AFC Enterprises †	6,546	161,032

Anheuser-Busch InBev NV (Belgium)	3,057	261,501

Associated British Foods PLC (United Kingdom)	9,465	197,246

Avis Budget Group, Inc. †	7,446	114,519

Barrett Business Services, Inc.	326	8,835

Beacon Roofing Supply, Inc. †	2,067	58,910

BRF — Brasil Foods SA ADR (Brazil)	695	12,024

Brinker International, Inc.	6,572	231,992

British American Tobacco (BAT) PLC (United Kingdom)	5,305	272,776

Buffalo Wild Wings, Inc. †	583	49,986

Bunge, Ltd.	264	17,701

Campbell Soup Co.	11,900	414,358

Casino Guichard-Perrachon SA (France)	3,251	288,258

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,419

Cheesecake Factory, Inc. (The)	796	28,457

Chiquita Brands International, Inc. †	191	1,459

Church & Dwight Co., Inc.	2,700	145,773

Coca-Cola Co. (The)	17,200	652,396

ConAgra Foods, Inc.	23,200	640,088

Core-Mark Holding Co., Inc.	977	47,003

Costco Wholesale Corp.	16,600	1,662,075

CVS Caremark Corp.	33,500	1,622,070

Diageo PLC (United Kingdom)	7,116	200,362

Distribuidora Internacional de Alimentacion SA (Spain)	25,389	140,386

Dynamic Asset Allocation Conservative Fund	29

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer staples cont.
Domino’s Pizza, Inc.	754	$28,426

Dr. Pepper Snapple Group, Inc.	8,009	356,641

Geo Group, Inc. (The)	3,684	101,936

Glanbia PLC (Ireland)	749	6,641

Heineken Holding NV (Netherlands)	4,500	218,959

Ingredion, Inc.	282	15,555

IOI Corp. Bhd (Malaysia)	7,000	11,403

Itron, Inc. †	1,976	85,264

Japan Tobacco, Inc. (Japan)	14,700	440,567

Kao Corp. (Japan)	9,400	277,023

Koninklijke Ahold NV (Netherlands)	15,760	197,566

Kroger Co. (The)	29,600	696,784

Kuala Lumpur Kepong Bhd (Malaysia)	1,700	12,274

Lorillard, Inc.	6,400	745,280

Maple Leaf Foods, Inc. (Canada)	531	5,985

McDonald’s Corp.	3,089	283,416

Molson Coors Brewing Co. Class B	10,000	450,500

Nestle SA (Switzerland)	12,215	770,536

Olam International, Ltd. (Singapore)	3,000	4,981

On Assignment, Inc. †	2,301	45,836

OpenTable, Inc. †	813	33,821

PepsiCo, Inc.	4,280	302,896

Philip Morris International, Inc.	33,095	2,976,564

Prestige Brands Holdings, Inc. †	2,508	42,536

Procter & Gamble Co. (The)	15,617	1,083,195

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk
(Indonesia)	24,500	6,253

Robert Half International, Inc.	9,300	247,659

SABMiller PLC (United Kingdom)	3,621	159,298

Smithfield Foods, Inc. †	336	6,602

Spartan Stores, Inc.	1,832	28,048

Tate & Lyle PLC (United Kingdom)	956	10,284

Tesco PLC (United Kingdom)	13,358	71,674

Toyota Tsusho Corp. (Japan)	15,700	335,512

Tyson Foods, Inc. Class A	513	8,218

Unilever PLC (United Kingdom)	4,950	180,289

USANA Health Sciences, Inc. †	474	22,027

Walgreen Co.	18,941	690,210

Woolworths, Ltd. (Australia)	10,877	323,798

Yamazaki Baking Co., Inc. (Japan)	13,000	173,802

		18,688,885
Energy (3.3%)
Basic Energy Services, Inc. †	4,254	47,730

BP PLC (United Kingdom)	38,717	273,272

Chevron Corp.	22,232	2,591,362

Clayton Williams Energy, Inc. †	650	33,729

ConocoPhillips	6,769	387,051

30	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Energy cont.
CVR Energy, Inc. (Escrow) F	2,729	$—

Deepocean Group (Shell) (acquired 6/9/11, cost $83,651) (Norway) ‡	5,759	86,385

Delek US Holdings, Inc.	4,569	116,464

Diamond Offshore Drilling, Inc.	3,600	236,916

ENI SpA (Italy)	18,689	410,056

EPL Oil & Gas, Inc. †	3,118	63,264

Exxon Mobil Corp.	37,278	3,409,073

Helix Energy Solutions Group, Inc. †	6,013	109,858

Helmerich & Payne, Inc.	4,600	219,006

HollyFrontier Corp.	8,900	367,303

Key Energy Services, Inc. †	6,047	42,329

Kodiak Oil & Gas Corp. †	5,069	47,446

Marathon Oil Corp.	21,700	641,669

Marathon Petroleum Corp.	12,350	674,187

Mitcham Industries, Inc. †	1,448	23,067

Murphy Oil Corp.	7,200	386,568

National Oilwell Varco, Inc.	11,900	953,309

Occidental Petroleum Corp.	12,145	1,045,199

Oceaneering International, Inc.	9,800	541,450

Peabody Energy Corp.	10,900	242,961

Petrofac, Ltd. (Jersey)	18,388	475,028

Phillips 66	3,384	156,916

Repsol YPF SA (Spain)	7,232	140,761

Rosetta Resources, Inc. †	703	33,674

Royal Dutch Shell PLC Class A (United Kingdom)	14,445	500,276

Royal Dutch Shell PLC Class B (United Kingdom)	13,744	488,851

Schlumberger, Ltd.	4,200	303,786

Stallion Oilfield Holdings, Ltd.	720	23,760

Statoil ASA (Norway)	16,568	428,574

Stone Energy Corp. †	2,117	53,179

Superior Energy Services †	8,200	168,264

Swift Energy Co. †	2,710	56,585

Tesoro Corp.	10,842	454,280

Total SA (France)	8,017	398,757

Unit Corp. †	1,011	41,957

Vaalco Energy, Inc. †	10,906	93,246

Valero Energy Corp.	30,400	963,072

W&T Offshore, Inc.	1,954	36,696

Walter Energy, Inc.	2,993	97,153

Western Refining, Inc.	3,091	80,922

Williams Cos., Inc. (The)	12,488	436,705

		18,382,096
Financials (5.7%)
3i Group PLC (United Kingdom)	28,436	102,567

AG Mortgage Investment Trust, Inc. R	1,103	26,615

Agree Realty Corp. R	1,981	50,496

AIA Group, Ltd. (Hong Kong)	59,200	219,771

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Allianz SE (Germany)	1,532	$182,417

Allied World Assurance Co. Holdings AG	4,153	320,819

American Equity Investment Life Holding Co.	5,674	65,989

American Financial Group, Inc.	6,123	232,062

Amtrust Financial Services, Inc.	1,105	28,310

Aon PLC	17,600	920,304

Apollo Commercial Real Estate Finance, Inc. R	2,074	35,963

Apollo Residential Mortgage, Inc.	2,834	62,461

Arch Capital Group, Ltd. †	9,068	377,954

Arlington Asset Investment Corp. Class A	1,212	28,918

ARMOUR Residential REIT, Inc. R	5,813	44,528

Ashford Hospitality Trust, Inc. R	6,685	56,154

Assurant, Inc.	6,900	257,370

Australia & New Zealand Banking Group, Ltd. (Australia)	20,754	530,867

AvalonBay Communities, Inc. R	3,800	516,762

AXA SA (France)	20,653	308,616

Banco Latinoamericano de Exportaciones SA Class E (Panama)	4,098	90,525

Banco Santander Central Hispano SA (Spain) †	25,015	187,403

Bank of America Corp.	12,761	112,680

Barclays PLC (United Kingdom)	131,899	459,130

Berkshire Hathaway, Inc. Class B †	7,900	696,780

BNP Paribas SA (France)	8,421	402,485

BofI Holding, Inc. †	3,107	80,937

Cardinal Financial Corp.	3,509	50,179

Cardtronics, Inc. †	1,547	46,070

CBL & Associates Properties, Inc. R	6,808	145,283

CBOE Holdings, Inc.	11,100	326,562

Chimera Investment Corp. R	69,087	187,226

CIT Group, Inc. †	5,100	200,889

Citigroup, Inc.	6,984	228,516

Citizens & Northern Corp.	2,227	43,671

Citizens Republic Bancorp, Inc. †	2,064	39,938

City National Corp.	1,300	66,963

CNO Financial Group, Inc.	7,722	74,517

Commonwealth Bank of Australia (Australia)	9,344	538,733

Credit Acceptance Corp. †	226	19,325

Credit Suisse Group (Switzerland)	5,228	111,186

DBS Group Holdings, Ltd. (Singapore)	17,000	198,559

Deutsche Bank AG (Germany)	7,314	289,455

Dexus Property Group (Australia)	224,089	220,756

Dynex Capital, Inc. R	5,168	55,556

East West Bancorp, Inc.	2,909	61,438

Eaton Vance Corp.	14,300	414,128

Education Realty Trust, Inc. R	5,900	64,310

Entertainment Properties Trust R	738	32,789

Equity Residential Trust R	11,100	638,583

32	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Everest Re Group, Ltd.	3,200	$342,272

Fidelity National Financial, Inc. Class A	16,000	342,240

Financial Institutions, Inc.	2,304	42,947

First Community Bancshares Inc.	2,274	34,701

First Industrial Realty Trust † R	3,107	40,826

Flushing Financial Corp.	3,979	62,868

Genworth Financial, Inc. Class A †	16,318	85,343

Glimcher Realty Trust R	4,155	43,918

Goldman Sachs Group, Inc. (The)	5,000	568,400

Hachijuni Bank, Ltd. (The) (Japan)	33,000	181,913

Hang Lung Group, Ltd. (Hong Kong)	31,000	195,812

Hanmi Financial Corp. †	4,628	59,285

Hartford Financial Services Group, Inc. (The)	26,400	513,216

Heartland Financial USA, Inc.	1,548	42,214

HFF, Inc. Class A †	7,286	108,561

Home Bancshares, Inc.	1,054	35,931

HSBC Holdings, PLC (United Kingdom)	75,717	702,587

Insurance Australia Group, Ltd. (Australia)	78,664	355,332

Invesco Mortgage Capital, Inc. R	1,797	36,174

Investment AB Kinnevik Class B (Sweden)	14,229	295,936

Investors Real Estate Trust R	5,016	41,482

Jefferies Group, Inc.	21,900	299,811

Jones Lang LaSalle, Inc.	975	74,441

JPMorgan Chase & Co.	51,290	2,076,219

Lexington Realty Trust R	13,775	133,067

LTC Properties, Inc. R	2,478	78,924

M&T Bank Corp.	4,520	430,123

Maiden Holdings, Ltd. (Bermuda)	3,847	34,200

MainSource Financial Group, Inc.	3,446	44,247

MFA Financial, Inc. R	5,710	48,535

Mission West Properties R	3,251	28,284

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	53,200	247,873

Morgan Stanley	48,100	805,194

Nasdaq OMX Group, Inc. (The)	14,900	347,096

National Australia Bank, Ltd. (Australia)	7,758	204,405

National Financial Partners Corp. †	1,871	31,620

National Health Investors, Inc. R	2,303	118,466

Nationstar Mortgage Holdings, Inc. †	1,833	60,819

Nelnet, Inc. Class A	2,077	49,308

Northern Trust Corp.	14,800	686,942

Ocwen Financial Corp. †	4,707	129,019

One Liberty Properties, Inc. R	2,347	43,772

ORIX Corp. (Japan)	2,220	222,607

PartnerRe, Ltd.	2,255	167,501

Peoples Bancorp, Inc.	2,147	49,145

PNC Financial Services Group, Inc.	10,800	681,480

Dynamic Asset Allocation Conservative Fund	33

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Popular, Inc. (Puerto Rico) †	1,820	$31,723

Portfolio Recovery Associates, Inc. †	455	47,516

ProAssurance Corp.	1,698	153,567

Protective Life Corp.	1,787	46,837

Prudential Financial, Inc.	3,600	196,236

Prudential PLC (United Kingdom)	19,517	253,249

PS Business Parks, Inc. R	1,550	103,571

Public Storage R	5,100	709,767

Rayonier, Inc. R	5,750	281,808

Reinsurance Group of America, Inc. Class A	2,508	145,138

RenaissanceRe Holdings, Ltd.	3,706	285,510

Republic Bancorp, Inc. Class A	1,446	31,740

Resona Holdings, Inc. (Japan)	32,600	133,588

Royal Bank of Scotland Group PLC (United Kingdom) †	15,314	63,605

Simon Property Group, Inc. R	9,400	1,427,014

Southside Bancshares, Inc.	1,783	38,887

Sovran Self Storage, Inc. R	1,586	91,750

St. Joe Co. (The) † S	8,221	160,310

Standard Chartered PLC (United Kingdom)	11,219	254,129

Starwood Property Trust, Inc. R	1,342	31,228

Stockland (Units) (Australia) R	60,304	208,345

Suncorp Group, Ltd. (Australia)	24,978	239,288

Svenska Handelsbanken AB Class A (Sweden)	7,976	299,622

Swedbank AB Class A (Sweden)	16,004	301,044

Swiss Life Holding AG (Switzerland)	2,805	334,878

SWS Group, Inc. †	6,037	36,886

Symetra Financial Corp.	3,851	47,367

TD Ameritrade Holding Corp.	23,700	364,269

Toronto-Dominion Bank (The) (Canada)	4,825	402,116

UBS AG (Switzerland)	14,004	170,912

Universal Health Realty Income Trust R	581	26,714

Urstadt Biddle Properties, Inc. Class A R	1,847	37,365

Validus Holdings, Ltd.	5,992	203,189

Virginia Commerce Bancorp, Inc. †	5,651	49,446

W.R. Berkley Corp.	8,200	307,418

Walker & Dunlop, Inc. †	3,707	56,977

Walter Investment Management Corp.	2,197	81,311

Washington Banking Co.	2,672	37,862

Wells Fargo & Co.	61,783	2,133,367

Westpac Banking Corp. (Australia)	9,543	245,109

Wheelock and Co., Ltd. (Hong Kong)	29,000	124,478

World Acceptance Corp. †	492	33,185

		31,906,892
Health care (3.8%)
Abbott Laboratories	2,700	185,112

ABIOMED, Inc. †	1,717	36,040

Aetna, Inc.	14,279	565,448

34	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Health care cont.
Affymax, Inc. †	2,641	$55,619

Alfresa Holdings Corp. (Japan)	2,700	133,076

Amedisys, Inc. †	559	7,720

AmerisourceBergen Corp.	10,900	421,939

Amgen, Inc.	3,800	320,416

AmSurg Corp. †	1,529	43,393

AstraZeneca PLC (United Kingdom)	6,755	322,707

athenahealth, Inc. †	274	25,145

Bayer AG (Germany)	930	80,019

Bio-Reference Labs, Inc. †	999	28,551

C.R. Bard, Inc.	3,700	387,205

Celgene Corp. †	4,100	313,240

Centene Corp. †	472	17,658

Coloplast A/S Class B (Denmark)	1,044	217,489

Community Health Systems, Inc. †	3,219	93,802

Computer Programs & Systems, Inc.	384	21,331

Conmed Corp.	3,085	87,923

Cubist Pharmaceuticals, Inc. †	1,568	74,762

Cyberonics, Inc. †	600	31,452

Eli Lilly & Co.	33,853	1,604,971

Endo Health Solutions, Inc. †	11,502	364,843

Forest Laboratories, Inc. †	27,824	990,813

Fresenius SE & Co. KGgA (Germany)	2,439	283,399

Gilead Sciences, Inc. †	14,300	948,519

GlaxoSmithKline PLC (United Kingdom)	26,998	622,784

Greatbatch, Inc. †	3,875	94,279

Haemonetics Corp. †	604	48,441

HCA Holdings, Inc.	6,200	206,150

Health Management Associates, Inc. Class A †	15,900	133,401

Health Net, Inc. †	1,434	32,279

HealthSouth Corp. †	2,936	70,640

Hi-Tech Pharmacal Co., Inc. †	689	22,813

Humana, Inc.	6,500	455,975

Impax Laboratories, Inc. †	3,205	83,202

Jazz Pharmaceuticals PLC (Ireland) †	3,438	196,000

Johnson & Johnson	15,009	1,034,270

Kindred Healthcare, Inc. †	4,670	53,145

Magellan Health Services, Inc. †	608	31,379

McKesson Corp.	9,200	791,476

MedAssets, Inc. †	7,372	131,222

Medicines Co. (The) †	4,101	105,847

Merck & Co., Inc.	11,088	500,069

Metropolitan Health Networks, Inc. †	8,132	75,953

Molina Healthcare, Inc. †	789	19,843

Novartis AG (Switzerland)	6,230	381,316

Novo Nordisk A/S Class B (Denmark)	2,339	369,174

Dynamic Asset Allocation Conservative Fund	35

COMMON STOCKS (34.5%)* cont.	Shares	Value

Health care cont.
Obagi Medical Products, Inc. †	8,410	$104,368

Omega Healthcare Investors, Inc. R	3,859	87,715

Omnicare, Inc.	8,567	291,021

Oncothyreon, Inc. †	1,054	5,418

OraSure Technologies, Inc. †	6,503	72,313

Orion OYJ Class B (Finland)	5,807	124,420

Otsuka Holdings Company, Ltd. (Japan)	12,700	393,777

PDL BioPharma, Inc.	8,558	65,811

Pfizer, Inc.	117,969	2,931,530

Pharmacyclics, Inc. †	263	16,964

PharMerica Corp. †	2,927	37,056

PSS World Medical, Inc. †	826	18,816

Quality Systems, Inc.	543	10,073

Roche Holding AG-Genusschein (Switzerland)	3,669	685,389

RTI Biologics, Inc. †	6,943	28,952

Salix Pharmaceuticals, Ltd. †	498	21,085

Sanofi (France)	4,489	383,492

Spectrum Pharmaceuticals, Inc. † S	7,205	84,299

STAAR Surgical Co. †	8,306	62,793

Steris Corp.	1,032	36,605

Suzuken Co., Ltd. (Japan)	3,100	102,842

Triple-S Management Corp. Class B (Puerto Rico) †	1,204	25,164

United Therapeutics Corp. †	6,180	345,338

UnitedHealth Group, Inc.	32,558	1,804,039

ViroPharma, Inc. †	2,583	78,058

Warner Chilcott PLC Class A	21,311	287,699

WellCare Health Plans, Inc. †	1,841	104,109

		21,331,396
Technology (6.3%)
Acacia Research Corp. †	642	17,597

Actuate Corp. †	18,322	128,804

Acxiom Corp. †	5,811	106,167

Agilent Technologies, Inc.	15,400	592,130

Anixter International, Inc.	660	37,924

AOL, Inc. †	14,800	521,404

Apple, Inc.	18,317	12,222,186

Applied Materials, Inc.	38,000	424,270

ASML Holding NV (Netherlands)	4,270	228,901

Aspen Technology, Inc. †	1,508	38,982

BMC Software, Inc. †	11,300	468,837

Bottomline Technologies, Inc. †	1,877	46,343

Broadcom Corp. Class A †	14,800	511,784

Brocade Communications Systems, Inc. †	36,665	216,873

CA, Inc.	19,972	514,579

Cadence Design Systems, Inc. †	27,200	349,928

Cirrus Logic, Inc. †	593	22,765

Cisco Systems, Inc.	75,839	1,447,767

36	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Technology cont.
Coinstar, Inc. †	281	$12,639

Commvault Systems, Inc. †	788	46,256

Computer Sciences Corp.	7,404	238,483

Computershare, Ltd. (Australia)	7,627	65,424

Cornerstone OnDemand, Inc. †	926	28,391

CSG Systems International, Inc. †	1,956	43,990

Dell, Inc. †	40,402	398,364

EnerSys †	2,357	83,179

Entegris, Inc. †	11,636	94,601

Entropic Communications, Inc. †	5,986	34,839

Fair Isaac Corp.	3,364	148,891

FEI Co.	1,268	67,838

First Solar, Inc. †	1,267	28,058

Fujitsu, Ltd. (Japan)	94,000	352,630

Google, Inc. Class A †	3,280	2,474,760

GSI Group, Inc. †	2,001	17,829

IBM Corp.	7,795	1,617,073

Infineon Technologies AG (Germany)	41,345	262,349

Infoblox, Inc. †	1,593	37,037

InnerWorkings, Inc. †	2,816	36,664

Integrated Silicon Solutions, Inc. †	6,950	64,357

Intel Corp.	24,439	554,277

IntraLinks Holdings, Inc. †	5,703	37,298

Ixia †	1,435	23,060

JDA Software Group, Inc. †	1,684	53,518

KLA-Tencor Corp.	6,400	305,312

Konica Minolta Holdings, Inc. (Japan)	25,000	192,015

L-3 Communications Holdings, Inc.	5,700	408,747

Lam Research Corp. †	6,000	190,710

LivePerson, Inc. †	2,149	38,918

Manhattan Associates, Inc. †	896	51,314

Mentor Graphics Corp. †	5,581	86,394

Microsemi Corp. †	1,898	38,093

Microsoft Corp.	114,039	3,396,081

MTS Systems Corp.	1,029	55,103

NEC Corp. (Japan) †	132,000	208,588

Netscout Systems, Inc. †	1,846	47,091

NTT Data Corp. (Japan)	34	106,118

NVIDIA Corp. †	21,600	288,144

Omnivision Technologies, Inc. †	3,222	44,963

Oracle Corp.	46,986	1,479,589

Parametric Technology Corp. †	1,777	38,739

Perficient, Inc. †	2,954	35,655

Pericom Semiconductor Corp. †	4,632	40,229

Photronics, Inc. †	5,484	29,449

Plantronics, Inc.	925	32,680

Dynamic Asset Allocation Conservative Fund	37

COMMON STOCKS (34.5%)* cont.	Shares	Value

Technology cont.
Polycom, Inc. †	9,800	$96,726

Procera Networks, Inc. †	2,394	56,259

QLIK Technologies, Inc. †	663	14,858

QLogic Corp. †	29,450	336,319

Qualcomm, Inc.	5,105	319,011

RealPage, Inc. †	1,584	35,798

RF Micro Devices, Inc. †	5,537	21,871

Rovi Corp. †	6,010	87,205

Rudolph Technologies, Inc. †	4,479	47,030

SAP AG (Germany)	1,304	92,468

Semtech Corp. †	2,037	51,231

Silicon Graphics International Corp. †	1,585	14,424

Silicon Image, Inc. †	5,276	24,217

Skyworks Solutions, Inc. †	1,384	32,614

Softbank Corp. (Japan)	5,900	238,805

Sourcefire, Inc. †	692	33,929

SS&C Technologies Holdings, Inc. †	2,374	59,849

Symantec Corp. †	35,200	633,600

Synaptics, Inc. †	212	5,092

Synchronoss Technologies, Inc. †	839	19,213

Tangoe, Inc. †	1,438	18,881

Tech Data Corp. †	3,100	140,430

Teradyne, Inc. †	14,487	206,005

TIBCO Software, Inc. †	2,955	89,330

Travelzoo, Inc. †	1,563	36,840

Tyler Technologies, Inc. †	800	35,216

Ultimate Software Group, Inc. †	562	57,380

Ultra Clean Holdings, Inc. †	5,102	29,132

Unisys Corp. †	730	15,199

VASCO Data Security International, Inc. †	8,667	81,296

Vishay Intertechnology, Inc. †	13,400	131,722

Western Digital Corp. †	8,600	333,078

		35,228,006
Transportation (0.5%)
Central Japan Railway Co. (Japan)	6,900	605,259

ComfortDelgro Corp., Ltd. (Singapore)	82,000	114,417

Delta Air Lines, Inc. †	46,600	426,856

Hankyu Hanshin Holdings, Inc. (Japan)	46,000	248,273

International Consolidated Airlines Group SA
(Spain) †	36,633	88,296

Neptune Orient Lines, Ltd. (Singapore) †	177,000	162,266

Swift Transportation Co. †	7,080	61,030

United Continental Holdings, Inc. †	13,800	269,100

United Parcel Service, Inc. Class B	4,900	350,693

US Airways Group, Inc. †	2,400	25,104

Wabtec Corp.	3,100	248,899

		2,600,193

38	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.		Shares	Value

Utilities and power (1.0%)
AES Corp. (The) †		36,629	$401,820

Ameren Corp.		14,100	460,647

CenterPoint Energy, Inc.		24,200	515,460

Chubu Electric Power, Inc. (Japan)		3,200	41,691

CMS Energy Corp.		15,500	365,025

DTE Energy Co.		9,500	569,430

Enel SpA (Italy)		54,850	194,447

Entergy Corp.		9,400	651,420

GDF Suez (France)		11,544	258,705

National Grid PLC (United Kingdom)		38,897	429,386

PG&E Corp.		19,800	844,866

Red Electrica Corporacion SA (Spain)		6,209	294,896

TECO Energy, Inc.		14,200	251,908

Toho Gas Co., Ltd. (Japan)		19,000	126,140

Westar Energy, Inc.		7,831	232,267

			5,638,108

Total common stocks (cost $158,335,066)			$191,966,804

CORPORATE BONDS AND NOTES (24.8%)*	Principal amount		Value

Basic materials (1.8%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)		$30,000	$30,142

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015		460,000	489,924

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019		95,000	122,742

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95s, 2021		60,000	66,231

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)		420,000	484,992

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	60,000	83,661

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$40,000	40,900

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		220,000	213,950

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018		240,000	246,073

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		95,000	104,025

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		120,000	134,400

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		100,000	103,250

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020		280,000	351,400

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018		210,000	255,413

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		195,000	210,600

Domtar Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2042 (Canada)		270,000	275,661

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		105,000	140,801

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		315,000	350,403

Dynamic Asset Allocation Conservative Fund	39

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Basic materials cont.
Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	$540,000	$585,076

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	375,000	395,027

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	125,000	130,551

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	144,750

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)	80,000	77,800

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	67,900

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	98,700

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)	60,000	55,050

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	105,000	107,888

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020	35,000	35,613

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014	50,000	47,625

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021	115,000	131,675

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020	110,000	124,300

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	145,000	142,100

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	121,500

International Paper Co. sr. unsec. notes 9 3/8s, 2019	135,000	183,029

International Paper Co. sr. unsec. notes 7.95s, 2018	195,000	250,977

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	120,000	134,700

Louisiana-Pacific Corp. company guaranty sr. unsec
unsub. notes 7 1/2s, 2020	50,000	55,688

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	346,297

LyondellBasell Industries NV sr. unsec. unsub. notes 5s,
2019 (Netherlands)	565,000	600,313

Momentive Performance Materials, Inc. notes 9s, 2021	80,000	58,000

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	60,000	63,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	221,500

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)	40,000	40,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020	20,000	20,400

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	277,000	378,771

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	135,000	146,242

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	135,000	142,400

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020	25,000	25,344

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	175,000	234,650

40	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Basic materials cont.
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		$95,000	$103,550

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		80,000	82,000

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		160,000	161,792

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		30,000	30,525

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		15,000	16,275

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		15,000	15,488

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		25,000	26,000

Taminco Global Chemical Corp. company guaranty sr. sec.
sub. notes Ser. REGS, 9 3/4s, 2020		10,000	10,800

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		125,000	135,000

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		105,000	113,400

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		115,000	116,150

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		55,000	26,400

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		10,000	7,700

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)		195,000	220,317

			9,937,431
Capital goods (1.1%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		15,000	15,300

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		122,000	130,693

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		245,000	268,888

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		75,000	77,625

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		20,000	20,950

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		40,000	43,900

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		150,000	171,000

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		40,000	41,500

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		190,000	226,171

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		55,000	62,975

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		25,000	25,625

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		200,000	218,000

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		60,000	64,350

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	70,069

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$570,000	585,056

Exide Technologies sr. notes 8 5/8s, 2018		70,000	60,638

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		195,000	195,027

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Capital goods cont.
Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	$165,000	$178,200

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	471,000	602,083

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	25,000	26,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	170,000	158,100

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017	135,000	145,463

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	230,836

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	200,000	207,544

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016	100,000	104,250

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019	50,000	52,750

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019	120,000	122,400

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020	55,000	55,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	85,000	60,138

Ryerson, Inc. company guaranty sr. notes 12s, 2015	240,000	247,800

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	245,000	271,053

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	165,000	180,675

Terex Corp. sr. unsec. sub. notes 8s, 2017	145,000	150,075

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	175,000	186,375

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	127,000	141,446

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	125,000	138,125

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	530,942

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	95,000	106,475

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	111,891

		6,285,638
Communication services (2.5%)
Adelphia Communications Corp. escrow bonds zero %, 2012	125,000	950

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	205,000	213,248

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	377,260

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	926,000	1,215,575

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	85,000	89,862

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	80,000	107,428

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	75,000	80,813

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	296,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	66,900

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	83,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	30,000	32,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	123,338

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	40,000	40,100

42	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	$65,000	$72,313

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	70,000	76,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	60,000	65,175

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	185,000	197,488

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	75,000	76,313

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	40,000	42,700

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	145,000	143,550

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	596,000	811,371

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	13,000	14,642

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	200,380

Cox Communications, Inc. 144A notes 5 7/8s, 2016	64,000	74,833

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	200,000	195,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	86,800

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	115,000	129,409

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	60,000	66,150

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Netherlands)	163,000	245,170

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	97,200

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	95,000	110,438

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	179,850

Equinix, Inc. sr. unsec. notes 7s, 2021	65,000	72,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	222,333

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,513

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	65,000	73,450

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	125,000	141,875

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	110,000	117,700

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	99,675

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	95,000	102,838

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	60,000	64,500

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	45,000	44,775

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	358,749	380,274

Dynamic Asset Allocation Conservative Fund	43

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	$310,000	$327,825

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	180,560

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	80,000	88,800

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020	80,000	86,400

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	20,000	21,250

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020	90,000	90,900

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	25,000	27,625

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	55,000	58,988

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	125,000	135,625

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	3,000	3,011

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	80,000	78,800

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	30,000	25,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	135,000	108,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	205,000	222,425

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	5,000	5,725

Qwest Corp. notes 6 3/4s, 2021	415,000	495,213

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	67,361

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	11,175

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020	30,000	31,500

SBA Tower Trust 144A notes 2.933s, 2017	495,000	508,589

Sprint Capital Corp. company guaranty 6 7/8s, 2028	245,000	225,400

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	160,000	178,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	190,000	195,700

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	85,000	96,263

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	65,000	67,600

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	215,000	257,463

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	325,000	357,812

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	230,000	299,758

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2042	370,000	368,993

44	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	$30,000	$30,563

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	492,000	736,644

Verizon New Jersey, Inc. debs. 8s, 2022	165,000	221,590

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	505,000	671,527

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	114,950

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	83,063

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	320,000	301,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	70,000	75,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	280,000	312,900

		14,143,838
Consumer cyclicals (3.8%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,575

ADT Corp./The 144A company guaranty sr. unsec.
notes 4 7/8s, 2042	262,000	282,834

ADT Corp./The 144A company guaranty sr. unsec.
notes 3 1/2s, 2022	368,000	379,165

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	345,000	399,074

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	15,000	10,200

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	265,000	216,638

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	35,000	29,050

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	155,000	174,569

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	114,000	118,560

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	6,839

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	85,000	87,126

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	45,000	47,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	65,000	73,044

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	30,000	32,063

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	135,000	135,675

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	10,000	10,100

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	40,200

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	35,000	36,575

Dynamic Asset Allocation Conservative Fund	45

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	$30,000	$32,063

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	205,000	185,013

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,825

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	85,000	91,163

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	82,125

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	95,000	105,094

Caesars Entertainment Operating Co., Inc. company
guaranty notes 12 3/4s, 2018	5,000	3,700

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	130,000	85,150

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	330,000	354,750

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	59,125

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	160,000	217,630

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	75,000	75,563

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	39,769

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	145,000	137,388

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	40,000	43,600

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	260,000	280,800

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	110,000	117,150

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	20,000	22,200

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	80,000	89,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	265,603	283,531

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	60,000	53,400

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	115,000	103,500

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	155,000	151,513

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	85,000	91,588

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	90,000	93,375

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	130,000	126,425

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	40,000	46,579

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	200,000	235,250

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022	40,000	39,750

46	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		$130,000	$141,700

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020		350,000	386,042

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		305,000	327,113

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		180,000	203,850

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		140,000	168,000

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		285,000	357,861

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		955,000	978,645

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		220,000	238,425

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		70,000	69,650

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	146,915

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$150,000	162,750

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		105,000	114,450

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	407,403

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		30,000	31,200

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		230,000	257,600

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		105,000	112,875

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		70,000	73,850

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$160,000	182,000

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		30,000	30,150

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		65,000	66,300

KB Home company guaranty sr. unsec. unsub. notes
7 1/2s, 2022		10,000	10,650

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		50,000	55,250

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		45,000	47,925

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		60,000	62,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		115,000	115,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		30,000	30,975

Liberty Interactive, LLC debs. 8 1/4s, 2030		120,000	126,600

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		90,000	102,375

Limited Brands, Inc. sr. notes 5 5/8s, 2022		45,000	48,319

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		165,000	178,406

Dynamic Asset Allocation Conservative Fund	47

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	$110,000	$128,439

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	190,000	207,135

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	85,000	91,435

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	350,000	358,276

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	175,000	15,750

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	120,000	126,600

MGM Resorts International company guaranty sr. notes 9s, 2020	20,000	22,325

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	75,000	78,375

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	90,000	96,300

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	60,000	62,550

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,500

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	65,000	70,850

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	70,000	70,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	80,000	83,808

Michaels Stores, Inc. sr. unsec. notes company
guaranty 7 3/4s, 2018	10,000	10,725

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	272,706	287,023

Navistar International Corp. sr. notes 8 1/4s, 2021	234,000	222,300

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	80,000	81,600

News America Holdings, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	300,000	386,291

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	486,475

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)	60,000	67,650

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)	50,000	49,625

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	110,000	121,550

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	80,000	85,200

Owens Corning company guaranty sr. unsec. notes 9s, 2019	235,000	295,513

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	25,000	28,000

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	85,000	87,125

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	55,000	60,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	30,000	32,775

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	95,000	109,250

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	160,000	166,400

48	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
QVC Inc. 144A sr. notes 7 3/8s, 2020	$115,000	$127,851

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	45,000	46,800

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	55,000	56,650

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	170,000	182,325

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	27,125

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,563

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	130,000	145,275

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	80,000	85,400

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	145,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	140,000	138,950

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	40,000	39,700

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	238,525

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	98,088

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)	215,000	239,188

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020	85,000	91,588

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	46,000	50,255

Sears Holdings Corp. company guaranty 6 5/8s, 2018	50,000	46,625

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	40,000	40,100

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	24,813

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018	115,000	129,663

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018	45,000	50,738

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	85,000	87,763

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	40,000	42,900

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	31,950

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	150,000	159,750

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	115,000	162,014

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	565,000	648,487

Time Warner, Inc. debs. 9.15s, 2023	105,000	150,406

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	460,000	495,145

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	50,000	50,875

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	215,000	234,350

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	30,000	30,563

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	35,000	13,213

Dynamic Asset Allocation Conservative Fund	49

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		$75,000	$60,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡		26,000	19,760

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		64,000	45,760

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	55,000	74,432

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		$120,000	127,800

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		185,000	187,775

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		198,000	283,664

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		120,000	145,516

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040		655,000	784,474

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		120,000	125,913

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		50,000	57,477

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		20,000	22,250

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		160,000	176,800

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		80,000	82,800

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		125,000	135,000

			21,175,885
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		63,000	90,235

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022		500,000	496,293

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020		450,000	558,752

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		30,000	34,275

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		50,000	55,500

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		25,000	27,219

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		65,000	66,869

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019		10,000	12,670

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016		90,000	96,087

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		140,000	162,400

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		30,000	32,700

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		135,557	147,757

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		75,000	69,000

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		107,912	97,930

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		165,000	170,775

50	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$130,000	$148,850

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		45,000	51,188

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		25,000	25,375

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		140,000	149,800

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	251,750

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		110,000	124,300

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		50,000	57,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		115,000	124,200

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		55,000	56,375

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)		5,000	4,449

Delhaize Group company guaranty sr. unsec. notes
4 1/8s, 2019 (Belgium)		80,000	77,281

Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)		370,000	388,732

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2017 (United Kingdom)		235,000	286,882

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022		135,000	193,600

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		145,000	163,488

Dole Food Co. sr. notes 13 7/8s, 2014		21,000	23,625

Dole Food Co. 144A sr. notes 8s, 2016		35,000	36,619

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		190,000	212,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		200,000	243,471

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		75,000	81,000

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	70,000	96,979

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$40,000	44,900

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		35,000	34,913

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		140,000	130,200

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040		350,000	477,084

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2042		65,000	72,513

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		60,000	63,000

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020		60,000	64,500

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		300,000	425,782

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer staples cont.
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	$270,000	$363,339

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	95,000	105,925

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	280,000	312,823

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	111,169

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	40,000	42,500

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	250,000	275,000

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	375,000	396,563

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	105,000	107,888

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	237,000	243,814

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	115,000	117,875

Service Corporation International sr. notes 7s, 2019	90,000	99,450

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	80,000	83,000

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	80,000	86,000

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	470,000	539,325

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	30,000	31,688

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	45,000	49,275

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	165,000	186,038

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	123,600

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	30,000	32,250

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	295,000	331,162

		9,867,802
Energy (3.0%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	40,000	41,900

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,013

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	35,000	29,050

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	70,000	59,150

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	75,000	80,625

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	450,000	602,528

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	60,000	69,754

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	231,763

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	265,000	284,860

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	10,000	8,400

52	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019	$95,000	$79,800

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020	35,000	35,613

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †	60,000	11,400

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	53,500

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017	85,000	90,950

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)	570,000	611,507

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)	520,000	618,027

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	185,000	198,413

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	30,000	30,675

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042
(Canada)	540,000	560,877

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	155,000	175,150

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	35,000	37,800

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019	25,000	25,063

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	110,000	105,600

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	110,000	121,000

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	30,000	31,350

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022	50,000	52,125

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	47,300

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	380,000	398,050

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	20,000	20,900

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	100,000	104,250

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022	85,000	88,825

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	246,100

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	35,000	34,825

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	109,000	122,625

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	15,000	16,275

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	$235,000	$218,550

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	60,000	64,350

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	55,000	53,213

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	145,500

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	95,000	101,175

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)	288,000	352,331

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)	438,000	514,869

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,200,000	1,342,368

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	180,000	174,150

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	10,000	10,400

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	105,375

Hiland Partners LP / Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	45,000	46,800

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	40,000	53,702

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	100,000	101,500

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	25,000	25,250

Kodiak Oil & Gas Corp. sr. unsec. notes company
guaranty Ser. REGS, 8 1/8s, 2019	20,000	21,200

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	170,000	180,200

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	35,000	37,800

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	160,000	181,200

Lone Pine Resources Canada Ltd. company guaranty sec.
notes Ser. REGS, 10 3/8s, 2017 (Canada)	14,000	12,880

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	45,000	41,400

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	153,130

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	50,000	53,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	35,000	37,363

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	130,000	92,300

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	100,125

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	285,000	331,407

54	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	$110,000	$113,300

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	60,000	63,525

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	245,000	270,725

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	255,000	277,950

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	160,000	181,200

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	20,000	20,450

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	80,000	80,000

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS,
8 5/8s, 2020 (Canada)	30,000	31,200

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	170,000	176,800

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	335,000	380,588

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	1,465,000	1,323,950

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	165,000	167,475

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	190,000	191,900

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	85,000	93,500

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	40,000	42,200

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	145,000	160,225

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	178,200

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	225,000	231,750

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	50,000	51,500

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	90,000	94,500

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	625,375

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	52,750

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	47,700

SM Energy Co. 144A sr. notes 6 1/2s, 2023	20,000	21,050

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	281,785

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	210,959

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	77,000	82,198

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	20,000	21,600

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	62,100

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	60,000	61,950

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	270,000	390,820

Dynamic Asset Allocation Conservative Fund	55

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	$90,000	$98,513

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	116,427

Whiting Petroleum Corp. company guaranty 7s, 2014	85,000	90,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	11,512

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	39,334

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	37,625

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	135,000	145,800

		16,444,042
Financials (5.6%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 2.028s, 2014 (United Kingdom)	255,000	253,085

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	560,000	600,701

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	65,000	61,100

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	421,910

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	174,933

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	90,000	92,025

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	86,527

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	115,000	127,363

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	50,000	58,500

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	50,000	57,375

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	35,000	36,488

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014	114,000	112,576

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	67,500

American Express Co. sr. unsec. notes 8 1/8s, 2019	625,000	845,523

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	321,000	392,824

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	741,648

American International Group, Inc. sr. unsec.
unsub. notes 4 1/4s, 2014	355,000	374,944

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	282,568

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	310,000	284,425

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	315,000	362,425

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	185,000	215,041

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	615,000	711,254

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	832,833

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	200,000	202,673

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969s, 2017	445,000	459,210

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	65,000	68,094

56	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$325,000	$300,625

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	205,000	266,322

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	420,000	451,949

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	57,401

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	169,738

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017
(France)	190,000	190,141

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	261,000	240,120

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	160,729

Capital One Capital III company guaranty jr. unsec.
sub. notes 7.686s, 2036	255,000	258,825

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	200,000	201,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	95,000	103,788

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	35,000	39,200

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	93,636

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	81,188

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	95,000	101,888

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	60,000	64,050

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	97,425

Citigroup, Inc. sub. notes 5s, 2014	180,000	189,850

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	1,151,000	1,318,149

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	105,000	114,014

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	115,000	134,263

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	205,000	199,875

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	393,641

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	150,000	157,875

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	10,000	11,363

GATX Financial Corp. notes 5.8s, 2016	130,000	139,233

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	1,450,000	1,531,563

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	672,538

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,367,548

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub. notes 5 1/8s, 2022	160,000	178,897

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	325,390

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	320,000	341,159

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	318,328

HSBC Finance Capital Trust IX FRN 5.911s, 2035	400,000	393,500

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	359,513

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)	365,000	417,300

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	$35,000	$35,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	195,000	209,138

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	43,100

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	110,000	113,575

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	250,000	258,750

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	80,000	85,800

JPMorgan Chase & Co. sr. notes 6s, 2018	336,000	400,601

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	139,723

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015
(Australia)	160,000	162,339

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	236,000	282,755

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	454,300

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	49,050

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	60,000	64,500

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	50,000	55,875

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	25,000	27,313

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	449,761

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	65,000	69,550

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	45,000	47,700

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	25,000	24,875

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	54,588

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,177,821

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	135,000	154,913

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	74,988

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	285,814

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	205,200

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	20,000	21,500

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	113,300

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	255,000	264,925

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	245,000	296,450

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	105,000	108,677

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	185,000	185,463

58	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Financials cont.
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)		$365,000	$386,975

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		100,000	105,810

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016		93,000	97,428

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)		300,000	295,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		300,000	315,000

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R		155,000	162,739

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		7,000	8,019

SLM Corp. sr. notes Ser. MTN, 8s, 2020		155,000	179,025

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		110,000	128,834

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		180,000	190,221

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		600,000	637,740

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,887,000	2,030,978

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		500,000	602,961

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		60,000	71,915

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		155,000	164,196

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		80,000	91,283

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, perpetual maturity		230,000	228,684

Willis Group North America, Inc. company guaranty 6.2s, 2017		40,000	45,584

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		426,000	440,910

			31,467,415
Health care (1.2%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		126,000	148,443

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	421,318

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	527,651

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		99,000	135,449

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	84,800

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		120,000	124,350

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		115,000	122,619

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		115,000	110,975

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		85,000	88,188

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		115,000	126,213

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		60,000	63,900

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	388,732

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	138,632

Dynamic Asset Allocation Conservative Fund	59

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$130,000	$141,050

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	95,000	100,700

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	130,000	140,075

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	85,000	90,525

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	110,000	121,550

HCA, Inc. sr. notes 6 1/2s, 2020	320,000	355,200

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	33,900

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	175,000	182,875

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020	25,000	26,500

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	155,000	148,025

Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	110,000	123,475

Kinetics Concept/KCI USA company
guaranty sr. notes Ser. REGS, 12 1/2s, 2019	25,000	23,500

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	190,000	200,925

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	105,000	98,700

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	85,000	93,925

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	65,000	71,825

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	60,000	78,496

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	30,000	30,150

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	35,000	36,050

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	38,449	38,641

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	80,000	86,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	34,000	39,270

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	137,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	115,000	129,950

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Curacao)	410,000	435,691

United Surgical Partners International, Inc. sr. unsec.
notes Ser. REGS, 9s, 2020	20,000	21,700

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	410,105

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	75,000	81,375

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	35,000	36,838

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	25,000	26,313

60	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	$35,000	$37,275

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	5,000	3,500

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	15,000	15,300

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	165,000	169,388

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	135,000	136,648

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	30,000	30,324

WellPoint, Inc. notes 7s, 2019	260,000	324,691

		6,739,225
Technology (1.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	120,000	121,800

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	15,000	14,475

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	75,000	66,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	125,000	116,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	235,000	233,825

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	10,000	9,850

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	595,000	652,358

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	365,000	431,966

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	115,000	121,325

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	60,000	67,050

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	20,000	21,900

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	140,000	145,075

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	130,330	133,425

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	170,000	169,575

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	97,969

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	83,353

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	245,000	266,438

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	133,259

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	208,512

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	255,000	333,829

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	150,000	176,426

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	657,045

Infor (US), Inc. sr. unsec. notes Ser. REGS, 9 3/8s, 2019	10,000	11,100

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	50,000	57,000

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	55,000	61,050

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	50,625

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	25,000	26,563

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	119,000	89,250

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	555,774

Dynamic Asset Allocation Conservative Fund	61

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Technology cont.
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada) (In default) †	$5,000	$5,550

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	195,000	224,250

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	395,453

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	433,609

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	75,000	82,875

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	179,025

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	110,000	118,250

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	230,000	287,621

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	186,931

		7,027,194
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	185,000	194,250

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	230,000	252,425

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	78,378

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	300,000	374,758

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	470,000	510,784

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	139,619	159,515

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	75,000	74,792

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	371,764	383,475

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	335,000	339,601

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	200,000	216,500

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	107,171

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	102,342	106,947

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	70,000	46,900

		2,845,496
Utilities and power (2.2%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	228,000

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	150,000	173,250

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	145,804

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	284,002

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	65,351

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	73,624

Beaver Valley Funding Corp. sr. bonds 9s, 2017	308,000	316,415

Boardwalk Pipelines LP company guaranty sr. unsec.
notes 5 7/8s, 2016	288,000	325,082

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	75,000	82,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	175,000	186,813

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	25,000	29,278

62	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	$208,000	$272,844

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	205,000	225,398

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	145,000	159,138

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.662s, 2066	853,000	775,693

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	450,502

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †	200,000	113,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	40,000	20,800

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	11,000

Edison Mission Energy sr. unsec. notes 7.2s, 2019	135,000	69,525

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,588

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	240,976

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	40,762

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	70,000	92,911

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	245,000	299,704

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	75,000	82,688

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	107,000	120,375

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	140,000	158,900

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	161,995

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	133,613

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	375,000	386,038

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019	40,000	42,800

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020	185,000	201,650

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022	30,000	30,600

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	170,000	188,700

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	65,000	72,313

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	327,615

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	266,903

Kansas Gas and Electric Co. bonds 5.647s, 2021	62,078	67,921

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	376,788

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	430,000	573,166

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	310,000	404,879

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	40,000	45,600

NiSource Finance Corp. company guaranty sr. unsec.
notes 6 1/8s, 2022	130,000	159,652

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	265,000	288,188

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	125,000	144,445

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	153,000	201,087

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	985,000	1,116,573

Dynamic Asset Allocation Conservative Fund	63

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	$465,000	$492,461

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	90,000	102,350

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	215,000	282,044

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	337,000	360,590

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	70,000	70,525

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	5,000	5,653

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	135,000	49,950

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	374,689	88,052

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	110,000	86,075

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	155,000	165,746

Union Electric Co. sr. notes 6.4s, 2017	265,000	325,576

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	53,250

		12,319,721

Total corporate bonds and notes (cost $124,950,443)		$138,253,687

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$11,000,000	$11,783,750

		11,783,750
U.S. Government Agency Mortgage Obligations (17.9%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

Federal National Mortgage Association
Pass-Through Certificates
7s, March 1, 2018	134,498	148,861
5s, TBA, October 1, 2042	39,000,000	42,546,563
4s, TBA, October 1, 2042	29,000,000	31,249,765
3 1/2s, TBA, October 1, 2027	19,000,000	20,217,188
3s, TBA, November 1, 2042	2,000,000	2,105,781
3s, TBA, October 1, 2042	2,000,000	2,111,094

		99,433,471

Total U.S. government and agency mortgage obligations (cost $110,632,926)		$111,217,221

MORTGAGE-BACKED SECURITIES (5.7%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$1,291,000	$999,725

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	1,386,864	166,424

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	602,401	84,336

64	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc. Ser. 06-5,
Class A2, 5.317s, 2047	$1,774,251	$1,776,470

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	4,587,701	49,864
Ser. 04-5, Class XC, IO, 0.877s, 2041	6,213,226	81,039
Ser. 07-5, Class XW, IO, 0.555s, 2051	16,632,109	216,750
Ser. 05-1, Class XW, IO, 0.073s, 2042	15,587,505	5,393

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	899,556	602,702

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	798,487	542,971

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	3,384,847	143,856
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	8,133,124	338,338
Ser. 09-RR7, Class 2A1, IO, 3/4s, 2047	7,449,259	189,956
Ser. 09-RR7, Class 1A1, IO, 3/4s, 2046	7,445,265	189,854

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	370,292	342,521

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050	377,000	301,600
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	3,495,280	44,390

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	9,146,086	160,057

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,294,233	33,909
Ser. 07-AR5, Class 1X2, IO, 1/2s, 2047	817,177	17,406
Ser. 06-AR5, Class 1X, IO, 1/2s, 2046	1,714,606	32,578
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	916,019	12,916

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	294,882	246,964

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.157s, 2049	67,972,885	948,222

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036	378,458	344,396

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.213s, 2046	34,745,226	413,887

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	240,355	207,907
Ser. 06-6, Class 06-6, 6s, 2036	1,466,614	1,308,586
Ser. 07-3, Class A30, 5 3/4s, 2037	405,168	352,353

Credit Suisse Mortgage Capital Certificates Ser. 06-C5,
Class AX, IO, 0.21s, 2039	14,238,789	195,071

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038	91,000	95,700

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.904s, 2038	9,063,612	38,004

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037	292,508	471,909
IFB Ser. 2979, Class AS, 23.464s, 2034	48,365	64,860
IFB Ser. 3072, Class SB, 22.841s, 2035	444,674	706,964
IFB Ser. 3249, Class PS, 21.547s, 2036	436,678	669,822

Dynamic Asset Allocation Conservative Fund	65

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3065, Class DC, 19.198s, 2035	$307,504	$478,959
IFB Ser. 2990, Class LB, 16.381s, 2034	349,637	490,607
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,369,350	182,069
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	2,714,023	429,657
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	488,000	102,382
Ser. 3747, Class HI, IO, 4 1/2s, 2037	128,098	10,201
Ser. 3751, Class MI, IO, 4s, 2034	2,306,696	39,260
Ser. 3391, PO, zero %, 2037	34,337	31,336
Ser. 3300, PO, zero %, 2037	261,440	244,630
Ser. 3206, Class EO, PO, zero %, 2036	22,872	21,468
FRB Ser. 3326, Class WF, zero %, 2035	30,769	27,692

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	133,104	244,813
IFB Ser. 06-8, Class HP, 23.773s, 2036	278,722	472,771
IFB Ser. 05-45, Class DA, 23.626s, 2035	489,642	819,304
IFB Ser. 05-75, Class GS, 19.601s, 2035	198,795	293,835
IFB Ser. 05-106, Class JC, 19.453s, 2035	101,690	162,386
IFB Ser. 05-83, Class QP, 16.831s, 2034	65,188	91,901
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041	717,000	143,357
Ser. 07-64, Class LO, PO, zero %, 2037	163,555	153,138
Ser. 07-14, Class KO, PO, zero %, 2037	99,117	92,531
Ser. 06-125, Class OX, PO, zero %, 2037	14,543	14,030
Ser. 06-84, Class OT, PO, zero %, 2036	15,917	15,134

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	534,384	11,356

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033	271,808	35

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.275s, 2045	162,503,995	665,808

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.763s, 2043	11,110,854	149,419

Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,027,028	228,426
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,044,789	196,298
Ser. 06-36, Class OD, PO, zero %, 2036	10,356	9,679
Ser. 99-31, Class MP, PO, zero %, 2029	11,708	11,080

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	917,122	34,667

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 1.043s, 2042	17,301,143	287,078

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	151,135	155,703
Ser. 06-GG6, Class XC, IO, 0.148s, 2038	18,494,393	33,678

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	3,185,025	2,022,435

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	857,000	876,531
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	11,589,613	197,626

66	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	$7,604,841	$67,029
Ser. 06-LDP6, Class X1, IO, 0.091s, 2043	15,054,878	52,587

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3,
2.889s, 2036	680,085	543,643

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	136,004	138,724
Ser. 99-C1, Class G, 6.41s, 2031	145,590	145,590
Ser. 98-C4, Class H, 5.6s, 2035	215,000	234,276

LB-UBS Commercial Mortgage Trust Ser. 06-C7, Class A2,
5.3s, 2038	211,879	211,879

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	23,595,672	173,829
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	14,383,102	202,126
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	24,111,595	145,586

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	952,177	28,565

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	4,485	6

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	199,000	213,879
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,898,211

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	7,855,355	96,150
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	10,687,037	125,412

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	1,994,125	150,955
Ser. 05-C3, Class X, IO, 6.146s, 2044	526,134	38,303
Ser. 07-C5, Class X, IO, 5.231s, 2049	441,339	32,747

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	428,000	449,935

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	1,776,404	65,549
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	609,585	13,106
Ser. 06-AR8, Class X, IO, 0.4s, 2036	2,706,124	36,262

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	211,000	226,857

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	281,000	261,611
Ser. 07-C30, Class A3, 5.246s, 2043	213,809	216,300

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.506s, 2042	19,351,834	135,463
Ser. 06-C26, Class XC, IO, 0.092s, 2045	7,244,791	16,373

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036	44,000	38,280

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	218,881	186,049
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	246,239	187,142
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	516,221	387,165
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045	376,914	309,069
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045	292,878	241,624

Dynamic Asset Allocation Conservative Fund	67

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	$173,131	$172,265
Ser. 05-9, Class 2A9, 5 1/4s, 2035	175,000	181,316
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036	409,360	391,450
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036	374,489	319,488
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	1,590,689	1,320,272

Total mortgage-backed securities (cost $27,362,137)		$31,494,053

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (1.4%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$155,000	$131,750

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	965,000	960,175

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	3,015,000	2,751,188

Indonesia (Republic of) 144A notes 5 1/4s, 2042	520,000	592,150

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021	310,000	354,950

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024	460,000	516,350

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	200,000	184,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,300,000	2,314,950

Total foreign government and agency bonds and notes (cost $7,789,118)		$7,805,513

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	$1,636,440	$154,901

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,636,440	66,374

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.28% versus
the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	2,499,000	369,602

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	232,865

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	232,865

68	Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 4.28% versus the three
month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	$2,499,000	$60,471

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.17% versus the
three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	27,014

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	27,014

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.67% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	8,548,000	1,509,577

Option on an interest rate swap with
Credit Suisse International for the right
to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	8,548,000	164,224

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.74	4,712,517	855,897

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.74% versus the three
month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	4,712,517	85,928

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/5.11	19,739,000	128,363

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	2,169,000	264,928

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.72% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	2,169,000	16,604

Dynamic Asset Allocation Conservative Fund	69

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.765	$2,169,000	$269,297

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.765	2,169,000	16,250

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	249,118

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	249,115

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	15,579

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	15,579

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.8625%
versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	349,000	6,544

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.855%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	349,000	6,265

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	226,000	12,170

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.325% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	226,000	348

70	Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	$575,000	$38,358

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	575,000	7,303

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.845%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	349,000	5,814

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.835%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	349,000	5,322

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	226,000	12,019

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.305% versus
the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	226,000	102

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.82%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	349,000	4,788

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	226,000	11,971

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.28% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	226,000	2

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 2.193% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	908,000	41,078

Total purchased options outstanding (cost $5,281,986)			$5,163,649

Dynamic Asset Allocation Conservative Fund	71

COMMODITY LINKED NOTES (0.9%)*	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P
GSCI Light Energy Index TR multiplied by 3) (United Kingdom)	$1,747,000	$2,372,426

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)	1,747,000	2,373,209

Total commodity linked notes (cost $3,494,000)		$4,745,635

INVESTMENT COMPANIES (0.7%)*	Shares	Value

iShares Russell 2000 Value Index Fund	568	$41,998

SPDR S&P 500 ETF Trust	25,157	3,620,847

Total investment companies (cost $2,169,356)		$3,662,845

SENIOR LOANS (0.4%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015	$100,128	$100,128

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	31,430	31,761

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	285,189	258,707

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	85,000	85,213

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.632s, 2014	44,292	41,590

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	59,671	59,708

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	62,319	62,138

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	76,205	76,428

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	70,248	67,373

Goodman Global, Inc. bank term loan FRN 9s, 2017	73,182	73,731

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	123,948	124,037

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	460,000	455,745

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	119,700	121,196

Motor City bank term loan FRN 6s, 2017	136,662	137,516

National Bedding Company, LLC bank term loan FRN Ser. B,
4s, 2013	38,434	38,362

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	120,000	120,505

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	175,000	171,194

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017	106,302	72,966

Thomson Learning bank term loan FRN Ser. B, 2.49s, 2014	38,259	36,272

Univision Communications, Inc. bank term loan FRN
4.482s, 2017	64,131	63,436

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	55,362	55,708

Total senior loans (cost $2,245,117)		$2,253,714

72	Dynamic Asset Allocation Conservative Fund

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$326,479

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	7,800	195,858

M/I Homes, Inc. $2.438 pfd. †	2,450	50,005

Total preferred stocks (cost $445,332)		$572,342

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	5,720	$116,316

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	166,601

Lucent Technologies Capital Trust I 7.75% cv. pfd.	87	50,243

United Technologies Corp. $3.75 cv. pfd. †	1,100	61,710

Total convertible preferred stocks (cost $466,866)		$394,870

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$70,000	$68,950

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	86,000	79,120

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	24,000	33,240

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	144,000	128,790

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	35,000	31,041

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	27,000	28,232

Total convertible bonds and notes (cost $344,916)		$369,373

MUNICIPAL BONDS AND NOTES (-%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$143,145
4.071s, 1/1/14	35,000	36,237

Total municipal bonds and notes (cost $170,000)		$179,382

ASSET-BACKED SECURITIES (-%)*	Principal amount	Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032	$82,193	$47,672

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	339,578	33,958

Total asset-backed securities (cost $144,909)		$81,630

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$351

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	6,980

Total warrants (cost $7,016)				$7,331

SHORT-TERM INVESTMENTS (30.8%)*	Principal amount/shares	Value

Straight-A Funding, LLC discounted commercial paper with an
effective yield of 0.178%, October 10, 2012	$10,750,000	$10,749,516

U.S. Treasury Bills with an effective yield of 0.182%,
May 2, 2013 # ##	15,000,000	14,986,695

U.S. Treasury Bills with an effective yield of 0.170%,
May 30, 2013 # ##	5,000,000	4,994,985

Dynamic Asset Allocation Conservative Fund	73

SHORT-TERM INVESTMENTS (30.8%)* cont.	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	548,075	$548,075

Putnam Money Market Liquidity Fund 0.14% L	137,610,237	137,610,237

SSgA Prime Money Market Fund 0.14% P	2,459,171	2,459,171

Total short-term investments (cost $171,345,068)		$171,348,679

TOTAL INVESTMENTS

Total investments (cost $615,184,256)		$669,516,728

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
KRW	South Korean Won

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $556,858,864.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $86,385 and less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

74	Dynamic Asset Allocation Conservative Fund

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $272,416,803 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Sell	10/17/12	$2,643,631	$2,597,106	$(46,525)

	Canadian Dollar	Sell	10/17/12	90,500	84,703	(5,797)

	Swedish Krona	Sell	10/17/12	2,993,284	2,922,955	(70,329)

	Swiss Franc	Buy	10/17/12	38,820	38,168	652

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	825,705	808,887	16,818

	Brazilian Real	Buy	10/17/12	250,099	247,703	2,396

	Brazilian Real	Sell	10/17/12	250,099	249,509	(590)

	British Pound	Buy	10/17/12	834,652	835,892	(1,240)

	British Pound	Sell	10/17/12	834,652	838,457	3,805

	Canadian Dollar	Sell	10/17/12	416,705	421,803	5,098

	Chilean Peso	Sell	10/17/12	2,303	7,126	4,823

	Czech Koruna	Buy	10/17/12	510,401	519,082	(8,681)

	Czech Koruna	Sell	10/17/12	510,401	507,056	(3,345)

	Euro	Sell	10/17/12	348,043	312,262	(35,781)

	Hungarian Forint	Buy	10/17/12	621	628	(7)

Dynamic Asset Allocation Conservative Fund	75

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Hungarian Forint	Sell	10/17/12	$621	$605	$(16)

	Indian Rupee	Buy	10/17/12	141,498	139,893	1,605

	Indian Rupee	Sell	10/17/12	141,498	132,960	(8,538)

	Japanese Yen	Buy	10/17/12	176,027	174,690	1,337

	Malaysian Ringgit	Buy	10/17/12	92,126	91,645	481

	Malaysian Ringgit	Sell	10/17/12	92,126	90,344	(1,782)

	Mexican Peso	Buy	10/17/12	41,200	47,698	(6,498)

	New Zealand Dollar	Sell	10/17/12	126,186	120,998	(5,188)

	Norwegian Krone	Sell	10/17/12	567,004	556,429	(10,575)

	Polish Zloty	Buy	10/17/12	90,852	110,720	(19,868)

	Singapore Dollar	Buy	10/17/12	157,347	157,698	(351)

	Singapore Dollar	Sell	10/17/12	157,347	154,844	(2,503)

	South African Rand	Sell	10/17/12	2,578	2,144	(434)

	South Korean Won	Buy	10/17/12	125,456	122,589	2,867

	South Korean Won	Sell	10/17/12	125,456	124,588	(868)

	Swedish Krona	Sell	10/17/12	72,249	57,438	(14,811)

	Taiwan Dollar	Sell	10/17/12	46,692	39,239	(7,453)

	Thai Baht	Buy	10/17/12	124,425	122,472	1,953

	Turkish Lira	Buy	10/17/12	807,689	799,974	7,715

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	825,705	818,918	6,787

	Brazilian Real	Sell	10/17/12	2,428,418	2,410,201	(18,217)

	British Pound	Buy	10/17/12	183,110	187,111	(4,001)

	Canadian Dollar	Buy	10/17/12	454,125	455,832	(1,707)

	Canadian Dollar	Sell	10/17/12	454,125	457,320	3,195

	Czech Koruna	Buy	10/17/12	363,129	369,440	(6,311)

	Czech Koruna	Sell	10/17/12	363,129	366,055	2,926

	Danish Krone	Buy	10/17/12	751,762	737,924	13,838

	Euro	Sell	10/17/12	830,521	831,569	1,048

	Mexican Peso	Buy	10/17/12	84,401	84,834	(433)

	Mexican Peso	Sell	10/17/12	84,401	82,787	(1,614)

	Singapore Dollar	Buy	10/17/12	249,343	249,790	(447)

	Singapore Dollar	Sell	10/17/12	249,343	247,035	(2,308)

	South Korean Won	Buy	10/17/12	250,911	246,644	4,267

	South Korean Won	Sell	10/17/12	250,911	249,098	(1,813)

	Swiss Franc	Buy	10/17/12	1,185,544	1,166,859	18,685

	Taiwan Dollar	Sell	10/17/12	249,036	244,515	(4,521)

	Turkish Lira	Buy	10/17/12	391,797	388,789	3,008

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	519,563	503,391	16,172

	Brazilian Real	Buy	10/17/12	250,099	247,988	2,111

	Brazilian Real	Sell	10/17/12	250,099	249,693	(406)

	British Pound	Sell	10/17/12	393,025	390,882	(2,143)

	Canadian Dollar	Sell	10/17/12	368,201	364,217	(3,984)

76	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Chilean Peso	Sell	10/17/12	$136,212	$136,066	$(146)

	Czech Koruna	Buy	10/17/12	291,650	295,376	(3,726)

	Czech Koruna	Sell	10/17/12	291,650	294,222	2,572

	Euro	Buy	10/17/12	1,278,427	1,265,539	12,888

	Hungarian Forint	Buy	10/17/12	125,253	123,496	1,757

	Hungarian Forint	Sell	10/17/12	125,253	122,185	(3,068)

	Japanese Yen	Buy	10/17/12	1,817,185	1,810,050	7,135

	Malaysian Ringgit	Buy	10/17/12	93,956	92,080	1,876

	Malaysian Ringgit	Sell	10/17/12	93,956	93,329	(627)

	Mexican Peso	Buy	10/17/12	266,770	268,948	(2,178)

	New Zealand Dollar	Sell	10/17/12	126,186	121,006	(5,180)

	Norwegian Krone	Sell	10/17/12	173,585	179,674	6,089

	Philippines Peso	Buy	10/17/12	240,393	238,798	1,595

	Polish Zloty	Buy	10/17/12	218,502	227,812	(9,310)

	Singapore Dollar	Sell	10/17/12	132,168	125,666	(6,502)

	South African Rand	Sell	10/17/12	158,366	160,008	1,642

	South Korean Won	Buy	10/17/12	274,300	265,318	8,982

	Swedish Krona	Buy	10/17/12	173,882	176,161	(2,279)

	Swiss Franc	Buy	10/17/12	32,438	31,921	517

	Taiwan Dollar	Sell	10/17/12	141,224	138,776	(2,448)

	Turkish Lira	Buy	10/17/12	497,116	490,500	6,616

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	633,524	612,614	20,910

	Brazilian Real	Buy	10/17/12	309,472	306,335	3,137

	Brazilian Real	Sell	10/17/12	309,472	308,871	(601)

	British Pound	Buy	10/17/12	830,938	831,403	(465)

	British Pound	Sell	10/17/12	830,938	834,713	3,775

	Czech Koruna	Buy	10/17/12	123,267	126,911	(3,644)

	Czech Koruna	Sell	10/17/12	123,267	123,003	(264)

	Euro	Sell	10/17/12	83,926	74,019	(9,907)

	Japanese Yen	Buy	10/17/12	419,219	420,249	(1,030)

	Japanese Yen	Sell	10/17/12	419,219	418,010	(1,209)

	Mexican Peso	Buy	10/17/12	26,857	26,156	701

	Norwegian Krone	Buy	10/17/12	416,779	410,940	5,839

	Norwegian Krone	Sell	10/17/12	416,779	418,247	1,468

	Polish Zloty	Buy	10/17/12	230,715	245,352	(14,637)

	Singapore Dollar	Buy	10/17/12	217,972	218,458	(486)

	Singapore Dollar	Sell	10/17/12	217,972	214,428	(3,544)

	South Korean Won	Buy	10/17/12	125,456	122,612	2,844

	South Korean Won	Sell	10/17/12	125,456	124,521	(935)

	Swedish Krona	Buy	10/17/12	413,060	415,107	(2,047)

	Swedish Krona	Sell	10/17/12	413,060	404,085	(8,975)

	Swiss Franc	Sell	10/17/12	19,038	18,730	(308)

	Turkish Lira	Buy	10/17/12	187,487	184,671	2,816

Dynamic Asset Allocation Conservative Fund	77

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	10/17/12	$21,653	$21,318	$335

	Canadian Dollar	Buy	10/17/12	1,399,489	1,403,148	(3,659)

	Canadian Dollar	Sell	10/17/12	1,399,489	1,393,961	(5,528)

	Czech Koruna	Buy	10/17/12	11,451	11,624	(173)

	Czech Koruna	Sell	10/17/12	11,451	11,398	(53)

	Euro	Sell	10/17/12	1,870,793	1,798,760	(72,033)

	Norwegian Krone	Buy	10/17/12	454	455	(1)

	Norwegian Krone	Sell	10/17/12	454	447	(7)

	Singapore Dollar	Buy	10/17/12	249,343	249,776	(433)

	Singapore Dollar	Sell	10/17/12	249,343	247,620	(1,723)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	2,006,261	1,983,761	22,500

	British Pound	Sell	10/17/12	3,052,617	3,013,956	(38,661)

	Canadian Dollar	Buy	10/17/12	454,023	455,823	(1,800)

	Canadian Dollar	Sell	10/17/12	454,023	457,205	3,182

	Czech Koruna	Buy	10/17/12	822,223	835,456	(13,233)

	Czech Koruna	Sell	10/17/12	822,223	818,526	(3,697)

	Euro	Sell	10/17/12	1,536,631	1,491,410	(45,221)

	Indian Rupee	Buy	10/17/12	196,000	192,375	3,625

	Indian Rupee	Sell	10/17/12	196,000	187,625	(8,375)

	Japanese Yen	Buy	10/17/12	678,436	674,858	3,578

	Norwegian Krone	Buy	10/17/12	6,472	6,495	(23)

	Norwegian Krone	Sell	10/17/12	6,472	6,391	(81)

	Russian Ruble	Buy	10/17/12	250,390	255,819	(5,429)

	Singapore Dollar	Buy	10/17/12	249,343	249,765	(422)

	Singapore Dollar	Sell	10/17/12	249,343	245,863	(3,480)

	South Korean Won	Buy	10/17/12	250,911	248,078	2,833

	South Korean Won	Sell	10/17/12	250,911	248,943	(1,968)

	Turkish Lira	Buy	10/17/12	70,231	69,142	1,089

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	388,714	372,639	16,075

	Brazilian Real	Buy	10/17/12	250,049	247,918	2,131

	Brazilian Real	Sell	10/17/12	250,049	249,582	(467)

	British Pound	Sell	10/17/12	775,714	763,126	(12,588)

	Canadian Dollar	Buy	10/17/12	864,627	865,812	(1,185)

	Canadian Dollar	Sell	10/17/12	864,627	872,081	7,454

	Chilean Peso	Buy	10/17/12	119,102	115,651	3,451

	Czech Koruna	Buy	10/17/12	367,045	373,557	(6,512)

	Czech Koruna	Sell	10/17/12	367,045	368,731	1,686

	Euro	Buy	10/17/12	933,083	928,867	4,216

	Hong Kong Dollar	Buy	10/17/12	267,629	267,536	93

	Hungarian Forint	Buy	10/17/12	125,254	122,553	2,701

	Hungarian Forint	Sell	10/17/12	125,254	122,200	(3,054)

	Japanese Yen	Buy	10/17/12	1,947,645	1,938,647	8,998

78	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Mexican Peso	Buy	10/17/12	$95,339	$90,745	$4,594

	New Zealand Dollar	Sell	10/17/12	250,384	250,008	(376)

	Norwegian Krone	Sell	10/17/12	151,830	149,140	(2,690)

	Polish Zloty	Buy	10/17/12	110,606	117,823	(7,217)

	Russian Ruble	Buy	10/17/12	250,386	255,992	(5,606)

	Singapore Dollar	Sell	10/17/12	59,565	56,348	(3,217)

	South African Rand	Sell	10/17/12	67,217	66,086	(1,131)

	South Korean Won	Buy	10/17/12	125,456	122,659	2,797

	South Korean Won	Sell	10/17/12	125,456	124,521	(935)

	Swedish Krona	Buy	10/17/12	429,799	420,031	9,768

	Swedish Krona	Sell	10/17/12	429,799	431,918	2,119

	Swiss Franc	Buy	10/17/12	213	209	4

	Swiss Franc	Sell	10/17/12	213	214	1

	Taiwan Dollar	Sell	10/17/12	247,573	242,348	(5,225)

	Turkish Lira	Buy	10/17/12	173,441	170,847	2,594

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	28,259	28,008	251

	Brazilian Real	Sell	10/17/12	28,259	28,247	(12)

	British Pound	Buy	10/17/12	627,806	618,647	9,159

	British Pound	Sell	10/17/12	627,806	618,934	(8,872)

	Euro	Buy	10/17/12	2,143,521	2,097,984	45,537

	Japanese Yen	Buy	10/17/12	13,011	12,942	69

	Singapore Dollar	Buy	10/17/12	249,506	249,945	(439)

	Singapore Dollar	Sell	10/17/12	249,506	247,852	(1,654)

	Swiss Franc	Buy	10/17/12	4,999	4,916	83

	Swiss Franc	Sell	10/17/12	4,999	5,020	21

	Taiwan Dollar	Sell	10/17/12	1,375	1,350	(25)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	829,228	818,313	10,915

	Brazilian Real	Buy	10/17/12	338,766	335,986	2,780

	Brazilian Real	Sell	10/17/12	338,766	338,227	(539)

	British Pound	Sell	10/17/12	413,531	405,666	(7,865)

	Canadian Dollar	Sell	10/17/12	32,031	43,956	11,925

	Chilean Peso	Sell	10/17/12	375	369	(6)

	Czech Koruna	Buy	10/17/12	242,613	249,704	(7,091)

	Czech Koruna	Sell	10/17/12	242,613	243,829	1,216

	Euro	Sell	10/17/12	1,339,733	1,296,653	(43,080)

	Hungarian Forint	Buy	10/17/12	163,503	159,480	4,023

	Hungarian Forint	Sell	10/17/12	163,503	160,904	(2,599)

	Japanese Yen	Sell	10/17/12	2,110,713	2,101,937	(8,776)

	Mexican Peso	Buy	10/17/12	219,535	219,128	407

	New Zealand Dollar	Sell	10/17/12	126,269	121,093	(5,176)

	Norwegian Krone	Buy	10/17/12	1,710	1,716	(6)

	Norwegian Krone	Sell	10/17/12	1,710	1,687	(23)

	Polish Zloty	Buy	10/17/12	260,376	261,932	(1,556)

Dynamic Asset Allocation Conservative Fund	79

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Polish Zloty	Sell	10/17/12	$260,376	$250,559	$(9,817)

	Singapore Dollar	Sell	10/17/12	319,827	314,760	(5,067)

	South African Rand	Buy	10/17/12	46,618	43,572	3,046

	South Korean Won	Buy	10/17/12	78,666	72,966	5,700

	Swedish Krona	Buy	10/17/12	220,568	220,172	396

	Swiss Franc	Buy	10/17/12	319	314	5

	Swiss Franc	Sell	10/17/12	319	320	1

	Taiwan Dollar	Sell	10/17/12	417,971	409,944	(8,027)

	Thai Baht	Buy	10/17/12	121,784	119,939	1,845

	Turkish Lira	Buy	10/17/12	249,058	246,087	2,971

	Turkish Lira	Sell	10/17/12	249,058	249,448	390

UBS AG

	British Pound	Buy	10/17/12	8,201,036	8,058,631	142,405

	Canadian Dollar	Buy	10/17/12	1,277,569	1,276,255	1,314

	Canadian Dollar	Sell	10/17/12	1,277,569	1,275,413	(2,156)

	Czech Koruna	Buy	10/17/12	363,134	369,454	(6,320)

	Czech Koruna	Sell	10/17/12	363,134	365,713	2,579

	Euro	Sell	10/17/12	2,691,803	2,628,764	(63,039)

	Hungarian Forint	Buy	10/17/12	121,279	118,681	2,598

	Hungarian Forint	Sell	10/17/12	121,279	123,561	2,282

	Indian Rupee	Buy	10/17/12	196,003	192,299	3,704

	Indian Rupee	Sell	10/17/12	196,003	187,935	(8,068)

	Japanese Yen	Buy	10/17/12	1,733,204	1,725,215	7,989

	Mexican Peso	Buy	10/17/12	13,971	21,749	(7,778)

	New Zealand Dollar	Sell	10/17/12	239,951	240,008	57

	Norwegian Krone	Buy	10/17/12	3,655,754	3,609,728	46,026

	Philippines Peso	Buy	10/17/12	122,707	121,933	774

	Russian Ruble	Buy	10/17/12	250,390	255,827	(5,437)

	Singapore Dollar	Sell	10/17/12	278,841	274,326	(4,515)

	South African Rand	Sell	10/17/12	4,028	6,771	2,743

	Swedish Krona	Buy	10/17/12	2,883,921	2,820,065	63,856

	Taiwan Dollar	Sell	10/17/12	118,029	109,424	(8,605)

	Thai Baht	Buy	10/17/12	121,784	119,926	1,858

	Turkish Lira	Buy	10/17/12	256,053	252,506	3,547

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	792,657	782,092	10,565

	British Pound	Sell	10/17/12	415,953	418,116	2,163

	Canadian Dollar	Buy	10/17/12	1,273,705	1,280,540	(6,835)

	Canadian Dollar	Sell	10/17/12	1,273,705	1,275,053	1,348

	Euro	Buy	10/17/12	3,647,860	3,574,410	73,450

	Japanese Yen	Sell	10/17/12	3,074,358	3,062,208	(12,150)

	Mexican Peso	Buy	10/17/12	251,511	251,896	(385)

	Norwegian Krone	Sell	10/17/12	15,126	7,956	(7,170)

	Swedish Krona	Buy	10/17/12	12,310	12,027	283

	Swedish Krona	Sell	10/17/12	12,310	12,372	62

Total						$(90,979)

80	Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	21	$2,407,348	Dec-12	$(13,029)

Australian Government Treasury
Bond 10 yr (Long)	1	131,625	Dec-12	2,246

FTSE 100 Index (Short)	60	5,535,209	Dec-12	112,220

Japanese Government Bond
10 yr Mini (Short)	8	1,478,626	Dec-12	(6,089)

MSCI EAFE Index Mini (Short)	339	25,394,490	Dec-12	824,283

NASDAQ 100 Index E-Mini (Short)	88	4,913,920	Dec-12	17,542

Russell 2000 Index Mini (Short)	80	6,675,200	Dec-12	53,538

S&P 500 Index (Long)	7	2,509,850	Dec-12	(2,486)

S&P 500 Index E-Mini (Short)	420	30,118,200	Dec-12	(34,440)

S&P Mid Cap 400 Index
E-Mini (Long)	85	8,385,250	Dec-12	(123,686)

S&P Mid Cap 400 Index
E-Mini (Short)	18	1,775,700	Dec-12	31,644

SPI 200 Index (Long)	24	2,728,515	Dec-12	(8,825)

U.S. Treasury Bond 30 yr (Long)	153	22,854,375	Dec-12	(100,400)

U.S. Treasury Bond Ultra 30 yr (Long)	41	6,773,969	Dec-12	(75,031)

U.S. Treasury Bond 30 yr (Short)	2	298,750	Dec-12	1,332

U.S. Treasury Note 2 yr (Long)	199	43,885,719	Dec-12	21,903

U.S. Treasury Note 2 yr (Short)	40	8,821,250	Dec-12	(4,451)

U.S. Treasury Note 5 yr (Long)	318	39,633,235	Dec-12	145,740

U.S. Treasury Note 5 yr (Short)	37	4,611,414	Dec-12	(17,992)

U.S. Treasury Note 10 yr (Long)	124	16,552,063	Dec-12	77,686

U.S. Treasury Note 10 yr (Short)	55	7,341,641	Dec-12	(26,230)

Total				$875,475

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	$604,000	Oct-12/1.75	$4,560

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	526,281	Aug-16/4.35	80,262

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	2,241,541	Aug-16/4.28	54,241

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	2,241,541	Aug-16/4.28	329,356

Dynamic Asset Allocation Conservative Fund 81

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$1,091,416	Aug-16/4.68	$20,876

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	1,091,416	Aug-16/4.68	201,219

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,896,164	Jul-16/4.67	36,429

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026. E	1,896,164	Jul-16/4.67	348,219

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	758,466	Jul-16/4.80	13,459

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026. E	758,466	Jul-16/4.80	147,216

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026. E	1,780,510	Jul-16/4.79	31,695

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,780,510	Jul-16/4.79	329,720

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026. E	1,890,634	Jul-16/4.74	34,474

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,890,634	Jul-16/4.74	343,381

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	1,206,318	Jun-16/5.86	11,725

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	1,206,318	Jun-16/4.86	231,185

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	2,236,010	Jun-16/4.61	18,961

82	Dynamic Asset Allocation Conservative Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	$2,236,010	Jun-16/4.61	$259,657

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026. E	5,083,787	Jun-16/4.77	87,040

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026. E	5,083,787	Jun-16/4.77	944,207

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 5.155% versus the three
month USD-LIBOR-BBA maturing June 2021. E	4,601,490	Jun-16/5.155	29,979

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,700,000	Jun-16/4.64	46,865

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 5.655%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	10,600,000	Jun-16/5.655	56,233

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,700,000	Jun-16/4.64	672,104

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 3.655%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	10,600,000	Jun-16/3.655	844,767

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	604,000	Oct-12/1.75	2,784

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.155% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,601,490	Jun-16/4.155	449,625

Total			$5,630,239

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $2,082,188)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$2,000,000	10/11/12	$2,111,094

Total			$2,111,094

Dynamic Asset Allocation Conservative Fund	83

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$176,000	$—	5/14/14	3 month USD-
			LIBOR-BBA	0.58%	$923

10,724,000	—	5/14/14	0.577%	3 month USD-
				LIBOR-BBA	(55,584)

1,844,000	—	5/14/22	2.0215%	3 month USD-
				LIBOR-BBA	(75,900)

164,000	4,353	6/20/22	2.183%	3 month USD-
				LIBOR-BBA	(4,483)

Barclay’s Bank, PLC
7,092,000 E	5,639	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(4,006)

522,000 E	(32,365)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(6,249)

15,906,000 E	171,853	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	145,926

1,474,000 E	(1,483)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	920

3,086,000 E	(639)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	9,082

12,500,000	—	9/13/14	3 month USD-
			LIBOR-BBA	0.389%	4,564

21,000,000	—	9/13/17	3 month USD-
			LIBOR-BBA	0.8075%	51,542

1,400,000	—	9/13/22	3 month USD-
			LIBOR-BBA	1.7823%	12,112

2,400,000	—	9/13/42	3 month USD-
			LIBOR-BBA	2.633%	15,617

Citibank, N.A.
141,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0625%	4,354

1,717,000 E	408	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(1,927)

2,530,000 E	(2,915)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(10,884)

2,249,000 E	17,543	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	13,877

306,000 E	12,977	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	(2,332)

Credit Suisse International
24,648,000 E	(25,666)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	7,855

822,000 E	1,710	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	4,299

262,000 E	24,292	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	11,184

1,867,000 E	1,539	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(999)

84	Dynamic Asset Allocation Conservative Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$11,800,000 E	$5,592	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	$(31,577)

	249,000 E	(17,433)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(4,974)

	1,601,000 E	28,563	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	25,954

	9,855,000 E	(124,495)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(108,430)

Deutsche Bank AG
	71,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	2,143

	1,912,000 E	(593)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	5,430

	3,410,000 E	(32,082)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(26,523)

KRW	1,337,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(39,993)

Goldman Sachs International
	$48,154,000 E	33,166	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(32,323)

	1,288,000 E	(2,462)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(6,520)

	783,000 E	12,318	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	11,042

	978,000 E	(69,591)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(20,662)

JPMorgan Chase Bank NA
	898,000 E	(1,638)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(4,466)

	6,690,000 E	(151,293)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(140,392)

	349,000 E	6,275	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	5,706

	517,000 E	(52,282)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(26,416)

CAD	2,311,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	19,894

Total						$(252,216)

E Extended effective date.

Dynamic Asset Allocation Conservative Fund	85

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
	$11,534	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(54)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	63,125	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(149)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	614,408	—	1/12/41	4.00% (1 month	Synthetic TRS	(16,763)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	11,588	—	1/12/40	5.00% (1 month	Synthetic MBX	42
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	891,846	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,481)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,178,845	—	1/12/41	5.00% (1 month	Synthetic MBX	7,840
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	100,113	—	1/12/41	5.00% (1 month	Synthetic MBX	360
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	18,963	—	1/12/40	5.00% (1 month	Synthetic MBX	68
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	62,155	—	1/12/40	5.00% (1 month	Synthetic MBX	224
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	44,773	—	1/12/40	5.00% (1 month	Synthetic MBX	161
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Citibank, N.A.
	1,057,442	—	1/12/41	5.00% (1 month	Synthetic MBX	3,805
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	108	—	2/13/13	(3 month USD-	A basket	344,934
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

86	Dynamic Asset Allocation Conservative Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	45	$—	2/13/13	3 month USD-	A basket	$143,499
				LIBOR-BBA	(CGPUTQL2)
				plus 0.10%	of common stocks

units	2,393	—	2/13/13	3 month USD-	Russell 1000	(277,046)
				LIBOR-BBA	Total Return Index
				minus 0.15%

units	1,282	—	2/13/13	3 month USD-	Russell 1000	(148,415)
				LIBOR-BBA	Total Return Index
				minus 0.15%

Goldman Sachs International
	$53,478	—	1/12/38	6.50% (1 month	Synthetic TRS	(252)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,680,396	—	1/12/41	4.00% (1 month	Synthetic TRS	(45,846)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	4,404	—	1/12/38	6.50% (1 month	Synthetic TRS	(21)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	460,264	—	1/12/41	4.00% (1 month	Synthetic TRS	(12,557)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	57,672	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(136)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	69,416	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(164)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,393,093	—	1/12/41	4.00% (1 month	Synthetic TRS	(38,008)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,278,219	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,012)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,094,000	—	4/3/17	2.3225%	USA Non Revised	8,008
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/4/17	2.35%	USA Non Revised	9,627
					Consumer Price
					Index-Urban (CPI-U)

Dynamic Asset Allocation Conservative Fund	87

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,094,000	$—	4/5/17	2.355%	USA Non Revised	$9,934
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/5/22	2.66%	USA Non Revised	10,720
					Consumer Price
					Index-Urban (CPI-U)

GBP	682,000	—	3/30/17	(3.0925%)	GBP Non-revised	(31,695)
					UK Retail Price
					Index

GBP	682,000	—	4/2/17	(3.085%)	GBP Non-revised	(34,790)
					UK Retail Price
					Index

GBP	1,364,000	—	9/20/17	2.6625%	GBP Non-revised	6,824
					UK Retail Price
					Index

GBP	682,000	—	9/21/17	2.66%	GBP Non-revised	3,263
					UK Retail Price
					Index

GBP	682,000	—	4/3/17	(3.09%)	GBP Non-revised	(35,087)
					UK Retail Price
					Index

GBP	682,000	—	4/3/22	(3.21%)	GBP Non-revised	(69,183)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
shares	$269,208	—	10/22/12	(3 month USD-	iShares MSCI	1,004,542
				LIBOR-BBA plus	Emerging Markets
				0.04%)	Index

Total						$839,192

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA HY Series
18 Index	B+/P	$102,979	$3,883,770	6/20/17	500 bp	$129,535

DJ CDX NA IG Series
18 Index	BBB+/P	8,586	2,110,000	6/20/17	100 bp	18,536

DJ CDX NA IG Series
18 Index	BBB+/P	(1,499)	685,000	6/20/17	100 bp	1,731

Citibank, N.A.
DJ CDX NA IG Series
18 Index	BBB+/P	41,311	3,950,000	6/20/17	100 bp	59,938

DJ CDX NA IG Series
18 Index	BBB+/P	(5,691)	1,440,000	6/20/17	100 bp	1,100

88	Dynamic Asset Allocation Conservative Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA HY Series
18 Index	B+/P	$588,175	$16,636,950	6/20/17	500 bp	$701,935

DJ CDX NA IG Series
18 Index	BBB+/P	43,906	5,145,000	6/20/17	100 bp	68,167

DJ CDX NA IG Series
18 Index	BBB+/P	3,041	2,900,000	6/20/17	100 bp	16,716

Deutsche Bank AG
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 440,000	9/20/13	715 bp	38,794

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	477 bp	38,578

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	535 bp	43,799

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	189,788	$7,157,700	6/20/17	500 bp	238,730

DJ CDX NA IG Series
18 Index	BBB+/P	52,864	4,325,000	6/20/17	100 bp	73,260

Total						$1,430,819

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

Dynamic Asset Allocation Conservative Fund	89

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,225,345	$4,656,021	$—

Capital goods	7,719,784	2,245,092	—

Communication services	7,610,455	2,304,568	—

Conglomerates	4,330,326	300,722	—

Consumer cyclicals	17,260,498	4,538,414	3

Consumer staples	14,126,077	4,561,389	1,419

Energy	15,156,376	3,225,720	—

Financials	23,120,235	8,786,657	—

Health care	17,231,512	4,099,884	—

Technology	33,480,708	1,747,298	—

Transportation	1,381,682	1,218,511	—

Utilities and power	4,292,843	1,345,265	—

Total common stocks	152,935,841	39,029,541	1,422
Asset-backed securities	—	81,630	—

Commodity linked notes	—	4,745,635	—

Convertible bonds and notes	—	369,373	—

Convertible preferred stocks	61,710	333,160	—

Corporate bonds and notes	—	138,253,687	—

Foreign government and agency bonds and notes	—	7,805,513	—

Investment companies	3,662,845	—	—

Mortgage-backed securities	—	31,494,053	—

Municipal bonds and notes	—	179,382	—

Preferred stocks	50,005	522,337	—

Purchased options outstanding	—	5,163,649	—

Senior loans	—	2,253,714	—

U.S. Government and agency mortgage obligations	—	111,217,221	—

Warrants	—	351	6,980

Short-term investments	140,069,408	31,279,271	—

Totals by level	$296,779,809	$372,728,517	$8,402

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(90,979)	$—

Futures contracts	875,475	—	—

Written options	—	(5,630,239)	—

TBA sale commitments	—	(2,111,094)	—

Interest rate swap contracts	—	(63,507)	—

Total return swap contracts	—	839,192	—

Credit default contracts	—	407,359	—

Totals by level	$875,475	$(6,649,268)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

90	Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $513,511 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $477,025,944)	$531,358,416
Affiliated issuers (identified cost $138,158,312) (Notes 1 and 6)	138,158,312

Cash	388,444

Foreign currency (cost $2,647,177) (Note 1)	2,387,679

Dividends, interest and other receivables	3,576,697

Receivable for shares of the fund sold	2,618,689

Receivable for investments sold	6,387,375

Receivable for sales of delayed delivery securities (Note 1)	7,441,812

Unrealized appreciation on swap contracts (Note 1)	3,337,094

Receivable for variation margin (Note 1)	744,591

Unrealized appreciation on forward currency contracts (Note 1)	790,913

Premium paid on swap contracts (Note 1)	522,127

Total assets	697,712,149

LIABILITIES

Payable for investments purchased	7,970,978

Payable for purchases of delayed delivery securities (Note 1)	115,981,914

Payable for shares of the fund repurchased	1,417,971

Payable for compensation of Manager (Note 2)	242,622

Payable for investor servicing fees (Note 2)	152,782

Payable for custodian fees (Note 2)	70,541

Payable for Trustee compensation and expenses (Note 2)	161,646

Payable for administrative services (Note 2)	2,424

Payable for distribution fees (Note 2)	303,645

Unrealized depreciation on forward currency contracts (Note 1)	881,892

Written options outstanding, at value (premiums $5,744,561) (Notes 1 and 3)	5,630,239

Premium received on swap contracts (Note 1)	1,356,878

Unrealized depreciation on swap contracts (Note 1)	1,319,299

TBA sale commitments, at value (proceeds receivable $2,082,188) (Note 1)	2,111,094

Collateral on securities loaned, at value (Note 1)	548,075

Collateral on certain derivative contracts, at value (Note 1)	2,459,171

Other accrued expenses	242,114

Total liabilities	140,853,285

Net assets	$556,858,864

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$526,017,802

Distributions in excess of net investment income (Note 1)	(2,412,363)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(23,691,692)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,945,117

Total — Representing net assets applicable to capital shares outstanding	$556,858,864

(Continued on next page)

Dynamic Asset Allocation Conservative Fund	91

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,279,139 divided by 38,095,764 shares)	$9.88

Offering price per class A share (100/94.25 of $9.88)*	$10.48

Net asset value and offering price per class B share ($25,915,650 divided by 2,641,158 shares)**	$9.81

Net asset value and offering price per class C share ($48,885,132 divided by 4,997,530 shares)**	$9.78

Net asset value and redemption price per class M share ($8,011,320 divided by 818,425 shares)	$9.79

Offering price per class M share (100/96.50 of $9.79)*	$10.15

Net asset value, offering price and redemption price per class R share
($3,932,635 divided by 389,169 shares)	$10.11

Net asset value, offering price and redemption price per class R5 share
($10,395 divided by 1,050 shares)†	$9.90

Net asset value, offering price and redemption price per class R6 share
($10,396 divided by 1,050 shares)†	$9.90

Net asset value, offering price and redemption price per class Y share
($93,814,197 divided by 9,473,932 shares)	$9.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $5,680) (including interest income of $119,282 from investments
in affiliated issuers) (Note 6)	$12,996,060

Dividends (net of foreign tax of $118,914)	4,516,646

Securities lending (Note 1)	13,054

Total investment income	17,525,760

EXPENSES

Compensation of Manager (Note 2)	2,864,391

Investor servicing fees (Note 2)	906,554

Custodian fees (Note 2)	151,750

Trustee compensation and expenses (Note 2)	45,912

Administrative services (Note 2)	16,391

Distribution fees (Note 2)	1,720,135

Other	398,659

Total expenses	6,103,792

Expense reduction (Note 2)	(14,376)

Net expenses	6,089,416

Net investment income	11,436,344

Net realized gain on investments (Notes 1 and 3)	21,142,996

Net realized gain on swap contracts (Note 1)	269,451

Net realized loss on futures contracts (Note 1)	(5,834,692)

Net realized loss on foreign currency transactions (Note 1)	(372,619)

Net realized loss on written options (Notes 1 and 3)	(2,214,513)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,065,480)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	44,653,373

Net gain on investments	56,578,516

Net increase in net assets resulting from operations	$68,014,860

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	93

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$11,436,344	$19,604,908

Net realized gain on investments
and foreign currency transactions	12,990,623	31,152,933

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	43,587,893	(4,916,698)

Net increase in net assets resulting from operations	68,014,860	45,841,143

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,053,012)	(13,844,909)

Class B	(230,076)	(899,015)

Class C	(422,960)	(1,296,737)

Class M	(94,498)	(266,043)

Class R	(51,031)	(120,858)

Class R5	(47)	—

Class R6	(48)	—

Class Y	(1,607,570)	(20,547,834)

Increase in capital from settlement payments (Note 9)	—	1,970

Decrease from capital share transactions (Note 4)	(16,683,470)	(554,700,741)

Total increase (decrease) in net assets	42,872,148	(545,833,024)

NET ASSETS

Beginning of year	513,986,716	1,059,819,740

End of year (including distributions in excess of net investment
income of $2,412,363 and $2,704,433, respectively)	$556,858,864	$513,986,716

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Conservative Fund

This page left blank intentionally.

Dynamic Asset Allocation Conservative Fund 95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [g]

Class A
September 30, 2012	$8.83	.21	1.00	1.21	(.16)	(.16)	—	—	$9.88	13.76	$376,279	1.07	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	1.17 [d]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	1.15 [d]	4.06 [d]	170

Class B
September 30, 2012	$8.77	.14	.98	1.12	(.08)	(.08)	—	—	$9.81	12.86	$25,916	1.82	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	1.92 [d]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	1.90 [d]	3.31 [d]	170

Class C
September 30, 2012	$8.75	.14	.98	1.12	(.09)	(.09)	—	—	$9.78	12.80	$48,885	1.82	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	1.92 [d]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	1.90 [d]	3.31 [d]	170

Class M
September 30, 2012	$8.76	.16	.98	1.14	(.11)	(.11)	—	—	$9.79	13.07	$8,011	1.57	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	1.67 [d]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	1.65 [d]	3.55 [d]	170

Class R
September 30, 2012	$9.03	.19	1.02	1.21	(.13)	(.13)	—	—	$10.11	13.51	$3,933	1.32	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	1.42 [d]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	1.40 [d]	3.66 [d]	170

Class R5
September 30, 2012†	$9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	$10	.19*	.19*	.55*	278

Class R6
September 30, 2012†	$9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	$10	.17*	.17*	.57*	278

Class Y
September 30, 2012	$8.86	.23	.99	1.22	(.18)	(.18)	—	—	$9.90	13.89	$93,814.82		.82	2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		.82	2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	.92 [d]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	.90 [d]	4.30 [d]	170

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	97

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Portfolio turnover excludes TBA roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) (which changed its name from Putnam Asset Allocation: Conservative Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering Class R5 and R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Dynamic Asset Allocation Conservative Fund 99

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

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fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $171,600,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 2,500 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

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are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $231,200,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $749,100,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

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In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $41,000,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $817,746 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $579,611 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,258,137.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

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Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC.

At the close of the reporting period, the value of securities loaned amounted to $518,929. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $548,075.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

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At September 30, 2012, the fund had a capital loss carryover of $16,542,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration

$16,542,592	N/A	$16,542,592	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,685,032 to decrease undistributed net investment income, $1,070,153 to decrease paid-in-capital and $3,755,185 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$58,809,560
Unrealized depreciation	(9,279,048)

Net unrealized appreciation	49,530,512
Capital loss carryforward	(16,542,592)
Cost for federal income tax purposes	$619,986,216

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

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year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$620,361
Class B	44,048
Class C	78,765
Class M	13,732
Class R	6,317
Class R5	3
Class R6	1
Class Y	143,327
Total	$906,554

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,440 under the expense offset arrangements and by $12,936 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $422 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

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The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$915,510
Class B	259,998
Class C	465,212
Class M	60,777
Class R	18,638
Total	$1,720,135

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $67,498 and $839 from the sale of class A and class M shares, respectively, and received $20,108 and $2,449 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $38 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,025,630,689 and $1,046,822,417, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums
Written options outstanding at the
beginning of the reporting period	$164,013,939	$7,192,518

Options opened	148,058,915	7,316,183
Options exercised	(55,884,149)	(1,178,402)
Options expired	—	—
Options closed	(176,281,752)	(7,585,738)

Written options outstanding at the
end of the reporting period	$79,906,953	$5,744,561

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,291,757	$59,199,377	8,808,060	$81,562,405

Shares issued in connection with
reinvestment of distributions	611,192	5,752,855	1,427,497	13,099,023

	6,902,949	64,952,232	10,235,557	94,661,428

Shares repurchased	(8,745,180)	(82,165,765)	(11,712,697)	(109,123,547)

Net decrease	(1,842,231)	$(17,213,533)	(1,477,140)	$(14,462,119)

Dynamic Asset Allocation Conservative Fund	107

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	554,362	$5,191,014	602,003	$5,548,500

Shares issued in connection with
reinvestment of distributions	22,483	209,937	86,644	787,948

	576,845	5,400,951	688,647	6,336,448

Shares repurchased	(906,623)	(8,480,242)	(1,333,728)	(12,324,217)

Net decrease	(329,778)	$(3,079,291)	(645,081)	$(5,987,769)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	877,591	$8,185,202	1,212,659	$11,159,143

Shares issued in connection with
reinvestment of distributions	40,866	380,636	125,046	1,135,118

	918,457	8,565,838	1,337,705	12,294,261

Shares repurchased	(916,272)	(8,506,021)	(1,188,329)	(10,934,814)

Net increase	2,185	$59,817	149,376	$1,359,447

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	175,185	$1,605,020	142,112	$1,307,312

Shares issued in connection with
reinvestment of distributions	9,819	91,600	28,145	255,809

	185,004	1,696,620	170,257	1,563,121

Shares repurchased	(223,809)	(2,086,439)	(286,972)	(2,643,266)

Net decrease	(38,805)	$(389,819)	(116,715)	$(1,080,145)

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	204,872	$1,964,014	178,518	$1,695,811

Shares issued in connection with
reinvestment of distributions	5,070	48,786	12,669	118,710

	209,942	2,012,800	191,187	1,814,521

Shares repurchased	(217,315)	(2,093,473)	(159,070)	(1,507,997)

Net increase(decrease)	(7,373)	$(80,673)	32,117	$306,524

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5	Shares	Amount

Shares sold	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	5	47

	1,050	10,047

Shares repurchased	—	—

Net increase	1,050	$10,047

108	Dynamic Asset Allocation Conservative Fund

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6	Shares	Amount

Shares sold	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	5	48

	1,050	10,048

Shares repurchased	—	—

Net increase	1,050	$10,048

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,330,438	$22,174,494	9,547,229	$88,891,972

Shares issued in connection with
reinvestment of distributions	169,492	1,599,717	2,232,378	20,533,982

	2,499,930	23,774,211	11,779,607	109,425,954

Shares repurchased	(2,101,430)	(19,774,277)	(68,148,089)	(644,262,633)

Net increase (decrease)	398,500	$3,999,934	(56,368,482)	$(534,836,679)

At the close of the reporting period, a shareholder of record owned 7.3% of the outstanding shares on the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	1,050	100%	$10,395

Class R6	1,050	100%	10,396

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$407,359	Payables	$—

Foreign exchange
contracts	Receivables	790,913	Payables	881,892

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,539,533*	Unrealized depreciation	594,898*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,784,733*	Unrealized depreciation	6,537,467*

Total		$9,522,538		$8,014,257

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 109

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,219,422	$2,219,422

Foreign exchange
contracts	—	—	(435,684)	—	(435,684)

Equity contracts	—	(10,856,592)	—	(3,121,179)	(13,977,771)

Interest rate contracts	(5,225,694)	5,021,900	—	1,171,208	967,414

Total	$(5,225,694)	$(5,834,692)	$(435,684)	$269,451	$(11,226,619)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,401,831	$2,401,831

Foreign exchange
contracts	—	—	—	(779,335)	—	(779,335)

Equity contracts	—	(1,183)	(1,605,585)	—	3,975,290	2,368,522

Interest rate contracts	(488,104)	—	(1,947,649)	—	2,851,080	415,327

Total	$(488,104)	$(1,183)	$(3,553,234)	$(779,335)	$9,228,201	$4,406,345

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$103,765,219	$241,524,665	$207,679,647	$119,282	$137,610,237

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other

110	Dynamic Asset Allocation Conservative Fund

entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,926 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $44 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Dynamic Asset Allocation Conservative Fund 111

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Agreement and Declaration of Trust, as amended January 7, 1994 – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on January 28, 2000.

(b) By-Laws, as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement filed on January 29, 2001.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(c)(2) Portions of By-Laws Relating to Shareholders' Rights – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

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(d)(1) Management Contract with Putnam Investment Management, LLC dated January 1, 2010 – Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement filed on January 29, 2010.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated May 15, 2008; schedule dated April 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated May 15, 2008; schedule A dated April 27, 2012; schedule B dated April 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

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(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated August 3, 2007 – Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed on January 28, 2008.

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(e)(2) Form of Dealer Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3) Form of Financial Institution Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

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(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006 – Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

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(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

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(h)(1) Amended and Restated Investor Servicing Agreement with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated January 1, 2009; schedule dated September 9, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

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(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated January 1, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

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(h)(5) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated September 9, 2011; schedule B dated September 9, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(6) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(7) First Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(8) Second Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

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(h)(9) Third Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(10) Fourth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 –

Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(11) Fifth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012.

(h)(12) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(13) First Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on January 28, 2011.

(h)(14) Second Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

(h)(15) Third Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(16) Fourth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(h)(17) Fifth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012.

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(i) >Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

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(j) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP.

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(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993 – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993 – Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995 – Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002 – Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7) Form of Financial Institution Service Agreement – Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

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(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended April 13, 2012 – Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

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(p)(1) The Putnam Funds Code of Ethics dated June 17, 2011 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

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(p)(2) Putnam Investments Code of Ethics dated June 2010.

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(p)(3) Amendment dated June 2011 to Putnam Investments Code of Ethics dated June 2010 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on January 26, 2012.

Item 29. Persons Controlled by or under Common Control with the Fund

None.

Item 30. Indemnification

The information required by this item is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-7121).

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or employment

N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

Maher, Stephen B.	Assistant Treasurer

Skistimas, John J. Jr.	Assistant Treasurer

Burns, Robert T.*	Secretary

Clark, James F	Assistant Secretary

Steingarten, Brie A.E.	Chief Legal Officer

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Ettinger, Robert D.	Vice President
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Trenchard, Mark C.**	Vice President

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

**Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Judith Cohen; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing, and bookkeeping services) and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette Boston, Massachusetts 02111.

Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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POWER OF ATTORNEY

We, the undersigned Trustees and Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint Jameson A. Baxter, John A. Hill, George Putnam III, Jonathan S. Horwitz, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS our hands and common seal on the date set forth below.

Signature	Title	Date

/s/ Jameson A. Baxter
___________________________	Chair, Board of Trustees	September 13, 2012
Jameson A. Baxter

/s/ Robert L. Reynolds
___________________________	President and Trustee	September 13, 2012
Robert L. Reynolds

/s/ Jonathan S. Horwitz
___________________________	Executive Vice President,	September 13, 2012
Jonathan S. Horwitz	Principal Executive Officer
and Compliance Liaison

/s/ Steven D. Krichmar
___________________________	Vice President and Principal	September 13, 2012
Steven D. Krichmar	Financial Officer

/s/ Janet C. Smith
___________________________	Vice President, Principal	September 13, 2012
Janet C. Smith	Accounting Officer and
Assistant Treasurer

/s/ Liaquat Ahamed
___________________________	Trustee	September 13, 2012
Liaquat Ahamed

/s/ Ravi Akhoury
___________________________	Trustee	September 13, 2012
Ravi Akhoury

/s/ Barbara M. Baumann
___________________________	Trustee	September 13, 2012
Barbara M. Baumann

/s/ Charles B. Curtis
___________________________	Trustee	September 13, 2012
Charles B. Curtis

/s/ Robert J. Darretta
___________________________	Trustee	September 13, 2012
Robert J. Darretta

/s/ Katinka Domotorffy
___________________________	Trustee	September 13, 2012
Katinka Domotorffy

/s/ John A. Hill
___________________________	Trustee	September 13, 2012
John A. Hill

/s/ Paul L. Joskow
___________________________	Trustee	September 13, 2012
Paul L. Joskow

/s/Elizabeth T. Kennan
___________________________	Trustee	September 13, 2012
Elizabeth T. Kennan

/s/ Kenneth R. Leibler
___________________________	Trustee	September 13, 2012
Kenneth R. Leibler

/s/ Robert E. Patterson
___________________________	Trustee	September 13, 2012
Robert E. Patterson

/s/ George Putnam, III
___________________________	Trustee	September 13, 2012
George Putnam, III

/s/ W. Thomas Stephens
___________________________	Trustee	September 13, 2012
W. Thomas Stephens

Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Funds Trust
The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
Putnam Global Utilities Fund
The Putnam Fund for Growth and Income
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Multi-Cap Growth Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam RetirementReady® Funds
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam U.S. Government Income Trust
Putnam Variable Trust
Putnam Voyager Fund
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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of January, 2013.

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Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

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Jameson A. Baxter*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee
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Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison
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Steven D. Krichmar*	Vice President and Principal Financial Officer

Janet C. Smith *	Vice President, Assistant Treasurer and Principal
Accounting Officer
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Michael J. Higgins*	Vice President and Treasurer

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Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Charles B. Curtis*	Trustee

Robert J. Darretta*	Trustee

John A. Hill*	Trustee

Paul L. Joskow*	Trustee

Elizabeth T. Kennan*	Trustee

Kenneth R. Leibler*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
January 28, 2013
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*Signed pursuant to power of attorney filed herewith.
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EXHIBIT INDEX

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(h)(11) Fifth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012.

(h)(17) Fifth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012.

(j) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP.

(p)(2) Putnam Investments Code of Ethics dated June 2010.

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